UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21991

Fidelity Rutland Square Trust II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2013

Item 1. Reports to Stockholders

Strategic Advisers® International Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2013

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® International Fund	10.65%	0.20%	2.82%

A From March 23, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on March 23, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: For the 12 months ending February 28, 2013, international equities cast off an early-period drubbing and rebounded to finish in positive territory, as debt woes in the eurozone subsided and central banks around the world continued with monetary easing. Foreign developed- and emerging-markets stocks, as measured by the MSCI® ACWI® (All Country World Index) ex USA Index, rose 6.80% for the year, fueled in part by stabilization in the eurozone and improving U.S. economic data, but held back by a stronger U.S. dollar. International stocks were hard hit through May, amid fear of global debt contagion and an economic slowdown in China. Markets reversed course in the summer and never looked back, fueled by news that European Central Bank officials would do "whatever it takes" to save the euro. Within the MSCI index, several European countries had double-digit gains, with Switzerland (+23%) and Sweden (+15%) posting strong returns, while larger economies such as Germany (+11%), France (+10%) and the U.K. (+7%) - the biggest market weighting in the index - also fared well. Countries plagued by slowing or stagnant economies had mixed results, including Greece (+9%), Spain (+2%) and Italy (-3%). Asia-Pacific ex Japan (+15%) outpaced the index, while Japan (+5%) was especially hurt by currency fluctuations. Canada and the more-volatile emerging markets saw only modest to flat gains.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International Fund: For the year, Strategic Advisers® International Fund (the Fund) returned 10.65%, outpacing the 9.99% gain of the MSCI® EAFE® Index. Relative to the benchmark, two defensively positioned value managers provided the biggest boost: the sub-advised MFS' International Value strategy and Artisan International Value Fund. MFS' International Value strategy benefited from solid security selection in materials and information technology, along with an overweighting in consumer staples, while Artisan International Value Fund advanced on the strength of adroit stock picks in materials, consumer discretionary and industrials. Cyclically driven value managers Oakmark International Fund and sub-adviser Causeway Capital Management were the next biggest group of contributors, and, collectively, they were helped by strong stock selection in materials, industrials, technology and health care. On the downside, the primary detractors were two opportunistic core managers. Harbor International Fund was hampered by adverse positioning in financials, as well as poor stock picking in industrials. Similarly, Manning & Napier Fund, Inc. - World Opportunities struggled due to unfavorable positioning in financials, along with an overweighting in energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Actual	.18%	$ 1,000.00	$ 1,134.30	$ .95
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,023.90	$ .90

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Harbor International Fund Retirement Class	10.1	11.4
Manning & Napier Fund, Inc. World Opportunities Series Class A	6.9	7.3
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class B	6.0	6.2
Fidelity International Discovery Fund	5.8	6.1
Oakmark International Fund Class I	5.1	4.6
Artisan International Value Fund Investor Class	4.7	4.5
Fidelity Diversified International Fund	4.5	4.7
Scout International Fund	3.2	3.4
Thornburg International Value Fund Class A	3.2	4.0
Henderson International Opportunities Fund Class A	2.3	2.3
	51.8
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Stocks 24.6%	Stocks 25.4%
Europe Stock Funds 0.0%†	Europe Stock Funds 0.0%†
Foreign Large Blend Funds 49.4%	Foreign Large Blend Funds 52.5%
Foreign Large Growth Funds 8.8%	Foreign Large Growth Funds 10.0%
Foreign Large Value Funds 1.2%	Foreign Large Value Funds 1.1%
Foreign Small Mid Growth Funds 0.5%	Foreign Small Mid Growth Funds 0.0%†
Foreign Small Mid Value Funds 2.2%	Foreign Small Mid Value Funds 2.3%
Other 5.0%	Other 4.9%
Sector Funds 1.3%	Sector Funds 1.4%
Short-Term Investments and Net Other Assets (Liabilities) 7.0%	Short-Term Investments and Net Other Assets (Liabilities) 2.4%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above. † Amount represents less than 0.1%.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 24.4%
	Shares	Value
CONSUMER DISCRETIONARY - 2.5%
Auto Components - 0.2%
Denso Corp.	450,400	$ 18,902,319
FCC Co. Ltd.	9,500	211,544
GKN PLC	1,602,522	6,636,919
Nokian Tyres PLC	33,147	1,506,405
TS tech Co. Ltd.	3,000	73,179
		27,330,366
Automobiles - 0.7%
Bayerische Motoren Werke AG (BMW)	82,612	7,625,285
Daimler AG (Germany)	335,263	19,987,690
Fuji Heavy Industries Ltd.	616,000	9,211,090
Great Wall Motor Co. Ltd. (H Shares)	981,000	3,838,949
Honda Motor Co. Ltd.	492,000	18,400,114
Hyundai Motor Co.	31,300	6,292,615
Tata Motors Ltd.	773,310	4,151,630
Toyota Motor Corp.	605,800	31,113,636
		100,621,009
Distributors - 0.1%
Li & Fung Ltd.	7,616,000	10,212,801
Hotels, Restaurants & Leisure - 0.4%
Arcos Dorados Holdings, Inc. Class A	573,680	7,268,526
Compass Group PLC	2,157,334	26,198,632
InterContinental Hotel Group PLC	237,599	6,889,384
Sands China Ltd.	2,098,400	9,997,406
Whitbread PLC	181,563	6,949,355
		57,303,303
Household Durables - 0.1%
Berkeley Group Holdings PLC	149,409	4,317,891
Haier Electronics Group Co. Ltd. (a)	381,000	687,761
		5,005,652
Internet & Catalog Retail - 0.0%
LG Home Shopping, Inc.	3,844	688,435
Ocado Group PLC (a)	175,256	349,356
		1,037,791
Leisure Equipment & Products - 0.0%
Sankyo Co. Ltd. (Gunma)	52,200	2,199,169
Media - 0.6%
BEC World PCL (For. Reg.)	526,200	1,189,277
Cheil Worldwide, Inc.	800	17,706
Fuji Media Holdings, Inc.	4,081	7,154,628
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
ITV PLC	3,227,628	$ 6,081,420
Nippon Television Network Corp.	811,200	12,199,944
Pearson PLC	432,579	7,568,642
Publicis Groupe SA	193,210	12,768,658
realestate.com.au Ltd.	21,753	593,041
Reed Elsevier NV	2,276,098	34,588,955
Rightmove PLC	66,352	1,734,360
UBM PLC	237,330	2,786,721
		86,683,352
Multiline Retail - 0.0%
Don Quijote Co. Ltd.	23,200	913,583
Specialty Retail - 0.2%
ABC-Mart, Inc.	26,900	938,845
Dunelm Group PLC	175,830	2,000,572
Esprit Holdings Ltd.	2,902,800	3,787,758
H&M Hennes & Mauritz AB (B Shares)	203,290	7,295,607
Sa Sa International Holdings Ltd.	1,746,000	1,857,303
Shimamura Co. Ltd.	16,900	1,726,648
United Arrows Ltd.	25,600	646,007
USS Co. Ltd.	51,770	5,691,404
		23,944,144
Textiles, Apparel & Luxury Goods - 0.2%
Christian Dior SA	23,345	3,899,668
Gerry Weber International AG (Bearer)	33,738	1,527,538
Hermes International SCA	7,275	2,423,858
LVMH Moet Hennessy - Louis Vuitton SA	55,200	9,505,553
Shenzhou International Group Holdings Ltd.	20,000	56,733
Tod's SpA	16,493	2,387,947
Yue Yuen Industrial (Holdings) Ltd.	2,855,000	9,644,773
		29,446,070
TOTAL CONSUMER DISCRETIONARY		344,697,240
CONSUMER STAPLES - 3.0%
Beverages - 0.4%
Diageo PLC	381,220	11,431,327
Heineken NV (Bearer)	466,936	34,863,498
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Ito En Ltd.	96,500	$ 1,954,154
Pernod Ricard SA	88,673	11,506,086
		59,755,065
Food & Staples Retailing - 0.4%
Ain Pharmaciez, Inc.	10,500	548,279
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	16,536	856,585
Colruyt NV	39,895	1,965,945
FamilyMart Co. Ltd.	59,200	2,494,077
Lawson, Inc.	271,900	20,211,360
Metro, Inc. Class A (sub. vtg.)	53,864	3,373,649
Sundrug Co. Ltd.	34,000	1,315,029
Tesco PLC	4,341,000	24,340,060
Tsuruha Holdings, Inc.	12,100	1,048,258
Wumart Stores, Inc. (H Shares)	989,000	1,938,316
		58,091,558
Food Products - 0.9%
Danone SA	697,165	48,412,674
First Resources Ltd.	845,000	1,327,136
M. Dias Branco SA	147,100	5,647,974
Nestle SA	732,509	51,136,869
Unilever NV (Certificaten Van Aandelen) (Bearer)	264,159	10,244,455
Viscofan Envolturas Celulosicas SA	24,297	1,273,279
		118,042,387
Household Products - 0.3%
Reckitt Benckiser Group PLC	531,422	35,706,321
Personal Products - 0.2%
Kao Corp.	744,500	23,807,292
Kobayashi Pharmaceutical Co. Ltd.	117,200	5,557,169
Kose Corp.	129,200	2,832,392
		32,196,853
Tobacco - 0.8%
British American Tobacco PLC (United Kingdom)	823,109	42,820,939
Japan Tobacco, Inc.	1,418,200	44,753,856
KT&G Corp.	218,819	15,578,751
		103,153,546
TOTAL CONSUMER STAPLES		406,945,730
Common Stocks - continued
	Shares	Value
ENERGY - 2.0%
Energy Equipment & Services - 0.4%
Fred Olsen Energy ASA	25,253	$ 1,099,735
John Wood Group PLC	274,592	3,199,256
Petrofac Ltd.	650,913	14,357,779
Schoeller-Bleckmann Oilfield Equipment AG	6,896	691,346
Technip SA	159,477	17,272,703
Tecnicas Reunidas SA	298,757	15,051,728
TGS Nopec Geophysical Co. ASA	64,075	2,424,285
		54,096,832
Oil, Gas & Consumable Fuels - 1.6%
BG Group PLC	1,496,918	26,467,333
BP PLC	4,942,440	33,141,665
Cairn Energy PLC	1,554,733	6,408,337
Cenovus Energy, Inc.	174,660	5,655,173
CNOOC Ltd.	7,585,000	14,824,243
INPEX Corp.	1,464	7,786,730
Kunlun Energy Co. Ltd.	3,010,000	6,240,755
Oil Search Ltd. ADR	484,560	3,835,892
Reliance Industries Ltd.:
GDR (d)	121,223	3,660,935
GDR (Reg. S) (d)	43,600	1,316,720
Royal Dutch Shell PLC:
Class A (United Kingdom)	1,887,406	61,991,036
Class B (United Kingdom)	92,282	3,105,356
StatoilHydro ASA	504,179	12,516,088
Total SA	405,115	20,225,657
Tullow Oil PLC	347,837	6,406,110
		213,582,030
TOTAL ENERGY		267,678,862
FINANCIALS - 5.5%
Capital Markets - 0.5%
Aberdeen Asset Management PLC	330,785	2,157,313
Ashmore Group PLC	459,377	2,496,985
Azimut Holding SpA	112,385	1,788,568
CI Financial Corp.	105,898	2,772,602
Credit Suisse Group	166,431	4,436,679
Daiwa Securities Group, Inc.	1,644,000	10,163,038
Hargreaves Lansdown PLC	82,086	1,079,663
Julius Baer Group Ltd.	110,400	4,183,728
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Jupiter Fund Management PLC	259,314	$ 1,322,192
Partners Group Holding AG	14,701	3,397,244
UBS AG	2,021,809	31,945,210
Value Partners Group Ltd.	1,220,000	855,743
		66,598,965
Commercial Banks - 3.0%
Alior Bank SA	41,396	921,156
Banco Santander SA (Spain)	824,768	6,245,029
Bank of Ireland (a)	7,871,600	1,348,138
Bank of Yokohama Ltd.	927,000	4,770,514
Banregio Grupo Financiero SA	280,700	1,320,535
Barclays PLC	7,781,346	36,104,805
BNP Paribas SA	868,389	48,869,227
Chiba Bank Ltd.	466,000	2,971,259
China Merchants Bank Co. Ltd. (H Shares)	2,611,500	5,663,705
Credicorp Ltd. (NY Shares)	33,832	5,074,123
DBS Group Holdings Ltd.	714,000	8,711,676
DnB NOR ASA	677,513	10,090,644
Erste Bank AG	436,656	14,066,631
First Gulf Bank PJSC	498,470	1,838,897
Grupo Financiero Santander Mexico SAB de CV sponsored ADR (a)	253,580	3,783,414
Guaranty Trust Bank PLC GDR (Reg. S)	250,061	1,912,967
HDFC Bank Ltd. sponsored ADR	110,735	4,213,467
HSBC Holdings PLC:
(Hong Kong)	2,300,400	25,397,762
(United Kingdom)	3,747,364	41,504,577
ICICI Bank Ltd. sponsored ADR	85,370	3,578,710
IndusInd Bank Ltd.	104,334	790,613
Industrial & Commercial Bank of China Ltd. (H Shares)	20,588,000	14,786,111
Itau Unibanco Holding SA sponsored ADR	193,880	3,423,921
Joyo Bank Ltd.	657,000	3,281,810
Jyske Bank A/S (Reg.) (a)	45,640	1,517,431
Kasikornbank PCL (For. Reg.)	535,900	3,926,271
KBC Groupe SA	199,828	7,411,755
Mitsubishi UFJ Financial Group, Inc.	1,321,700	7,325,427
North Pacific Bank Ltd. (a)	684,500	2,267,143
PT Bank Mandiri (Persero) Tbk	3,887,500	4,042,977
PT Bank Rakyat Indonesia Tbk	8,775,000	8,581,116
PT Bank Tabungan Pensiunan Nasional Tbk (a)	17,500	8,511
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	362,149	$ 4,994,035
Siam Commercial Bank PCL (For. Reg.)	727,800	4,353,836
Skandinaviska Enskilda Banken AB (A Shares)	1,347,074	14,028,115
Standard Chartered PLC (United Kingdom)	480,639	13,095,595
Sumitomo Mitsui Financial Group, Inc.	1,118,200	44,626,342
Sydbank A/S (a)	74,372	1,509,146
The Hachijuni Bank Ltd.	457,000	2,445,485
The Suruga Bank Ltd.	150,000	2,204,121
Turkiye Halk Bankasi A/S	378,214	3,742,507
UniCredit SpA (a)	2,320,926	11,793,091
Unione di Banche Italiane SCPA	244,220	1,118,496
Westpac Banking Corp.	741,695	23,311,486
Yes Bank Ltd.	154,815	1,343,989
		414,316,566
Consumer Finance - 0.1%
AEON Credit Service Co. Ltd.	262,700	6,116,157
Provident Financial PLC	13,559	301,346
		6,417,503
Diversified Financial Services - 0.3%
CRISIL Ltd.	7,510	133,459
Deutsche Boerse AG	157,236	9,747,695
FirstRand Ltd.	1,006,305	3,443,880
IG Group Holdings PLC	468,669	3,506,624
ING Groep NV (Certificaten Van Aandelen) (a)	2,163,646	17,321,766
Inversiones La Construccion SA	35,716	679,586
ORIX Corp.	97,540	10,859,993
		45,693,003
Insurance - 1.1%
AIA Group Ltd.	2,502,200	10,840,415
Amlin PLC	818,475	5,298,195
Aviva PLC	2,667,287	14,355,794
AXA SA	552,325	9,594,075
Catlin Group Ltd.	421,760	3,231,147
Delta Lloyd NV	471,050	8,339,120
Euler Hermes SA	29,411	2,577,626
Hiscox Ltd.	1,559,945	12,353,206
Jardine Lloyd Thompson Group PLC	276,422	3,346,381
Lancashire Holdings Ltd.	184,261	2,542,354
Muenchener Rueckversicherungs AG	65,922	11,851,077
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Prudential PLC	677,741	$ 10,059,544
Sony Financial Holdings, Inc.	1,084,400	17,127,646
St. James's Place Capital PLC	37,546	277,391
Swiss Re Ltd.	146,878	11,744,912
Zurich Insurance Group AG	102,633	28,086,381
		151,625,264
Real Estate Investment Trusts - 0.1%
Big Yellow Group PLC	119,868	679,012
Derwent London PLC	41,820	1,397,650
Nippon Prologis REIT, Inc.	8	62,660
Unibail-Rodamco	33,757	7,668,433
		9,807,755
Real Estate Management & Development - 0.4%
China Overseas Grand Oceans Group Ltd.	619,000	869,965
China Overseas Land and Investment Ltd.	2,064,000	6,267,368
Daito Trust Construction Co. Ltd.	28,400	2,543,101
Deutsche Wohnen AG	600,265	11,026,321
GSW Immobilien AG	274,764	10,949,871
Mitsubishi Estate Co. Ltd.	505,000	12,585,500
Oberoi Realty Ltd.	142,758	723,636
Parque Arauco SA	889,007	2,480,950
PT Alam Sutera Realty Tbk	15,024,000	1,445,884
Sumitomo Realty & Development Co. Ltd.	138,000	4,667,494
TAG Immobilien AG	428,598	5,072,936
		58,633,026
Thrifts & Mortgage Finance - 0.0%
Gruh Finance Ltd. (a)	150,502	591,545
TOTAL FINANCIALS		753,683,627
HEALTH CARE - 2.5%
Biotechnology - 0.1%
Abcam PLC	173,422	1,119,447
CSL Ltd.	84,621	5,186,167
Thrombogenics NV (a)	17,241	909,138
		7,214,752
Health Care Equipment & Supplies - 0.1%
Getinge AB (B Shares)	102,591	3,088,485
GN Store Nordic A/S	117,256	2,098,091
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Nihon Kohden Corp.	106,700	$ 3,706,700
Sonova Holding AG Class B	45,067	5,394,769
		14,288,045
Health Care Providers & Services - 0.2%
Diagnosticos da America SA	557,100	3,841,778
Fresenius SE & Co. KGaA	37,173	4,568,728
Life Healthcare Group Holdings Ltd.	520,544	1,948,922
Miraca Holdings, Inc.	173,500	8,376,443
Ship Healthcare Holdings, Inc.	33,800	966,704
		19,702,575
Health Care Technology - 0.0%
So-net M3, Inc.	1,002	1,725,312
Life Sciences Tools & Services - 0.0%
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	39,600	647,064
Pharmaceuticals - 2.1%
Aspen Pharmacare Holdings Ltd.	52,003	941,366
Astellas Pharma, Inc.	125,500	6,783,418
Bayer AG	534,397	52,926,156
CFR Pharmaceuticals SA	4,065,753	1,061,566
GlaxoSmithKline PLC	1,879,470	41,417,426
Glenmark Pharmaceuticals Ltd. (a)	165,705	1,528,893
Ipca Laboratories Ltd.	101,352	924,695
Lupin Ltd.	126,736	1,363,513
Novartis AG	920,414	62,328,724
Roche Holding AG (participation certificate)	338,548	77,548,550
Sanofi SA	272,689	25,752,165
Santen Pharmaceutical Co. Ltd.	448,200	20,067,213
		292,643,685
TOTAL HEALTH CARE		336,221,433
INDUSTRIALS - 3.3%
Aerospace & Defense - 0.3%
Cobham PLC	2,266,460	7,956,303
Meggitt PLC	324,889	2,240,600
MTU Aero Engines Holdings AG	34,179	3,178,007
Rolls-Royce Group PLC	1,486,959	23,189,533
Zodiac Aerospace	17,184	1,933,411
		38,497,854
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 0.3%
Deutsche Post AG	512,662	$ 11,502,021
PostNL NV	2,166,467	5,127,945
Yamato Holdings Co. Ltd.	1,505,800	25,196,847
		41,826,813
Airlines - 0.2%
easyJet PLC	4,841	73,220
Ryanair Holdings PLC sponsored ADR	285,500	11,037,430
Singapore Airlines Ltd.	1,267,000	11,141,497
		22,252,147
Building Products - 0.1%
Compagnie de St. Gobain	45,941	1,832,636
Daikin Industries Ltd.	64,300	2,382,895
Geberit AG (Reg.)	43,763	10,580,066
		14,795,597
Commercial Services & Supplies - 0.1%
Babcock International Group PLC	321,684	5,236,355
BIC SA	18,821	2,196,961
Brambles Ltd.	401,894	3,592,003
Park24 Co. Ltd.	36,100	659,763
RPS Group PLC	175,269	648,244
Valid Solucoes SA	37,700	794,226
		13,127,552
Construction & Engineering - 0.3%
Balfour Beatty PLC	2,764,118	11,967,693
Chiyoda Corp.	208,000	2,596,353
JGC Corp.	1,228,000	33,889,566
		48,453,612
Electrical Equipment - 0.4%
Legrand SA	751,350	34,543,273
Schneider Electric SA	213,809	16,446,831
		50,990,104
Industrial Conglomerates - 0.5%
Bidvest Group Ltd.	121,910	3,220,315
Hutchison Whampoa Ltd.	832,000	8,963,020
Keppel Corp. Ltd.	1,376,000	12,933,333
SembCorp Industries Ltd.	1,718,000	7,338,679
Siemens AG	321,479	33,366,654
		65,822,001
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 0.5%
Andritz AG	61,764	$ 4,355,956
Atlas Copco AB (A Shares)	244,187	7,098,240
Burckhardt Compression Holding AG	1,666	603,443
Glory Ltd.	459,900	10,538,651
IMI PLC	84,929	1,575,732
Joy Global, Inc.	162,490	10,292,117
Kone Oyj (B Shares)	38,929	3,151,073
Makita Corp.	82,100	3,720,142
Rotork PLC	48,556	2,100,837
Schindler Holding AG (participation certificate)	113,078	17,517,258
SembCorp Marine Ltd.	3,101,000	11,243,128
Sinotruk Hong Kong Ltd.	1,970,500	1,356,758
		73,553,335
Marine - 0.1%
Kuehne & Nagel International AG	67,780	7,795,459
Professional Services - 0.1%
Bertrandt AG	7,443	824,991
Experian PLC	189,034	3,137,308
Michael Page International PLC	1,306,868	8,511,234
SGS SA (Reg.)	1,655	4,205,921
		16,679,454
Road & Rail - 0.1%
Canadian National Railway Co.	82,037	8,325,811
East Japan Railway Co.	90,400	6,671,011
		14,996,822
Trading Companies & Distributors - 0.2%
Brenntag AG	57,691	8,224,779
Bunzl PLC	733,917	14,039,833
Mills Estruturas e Servicos de Engenharia SA	60,700	986,214
Misumi Group, Inc.	25,900	660,843
Mitsubishi Corp.	345,000	6,844,913
MonotaRO Co. Ltd.	17,600	770,914
Wolseley PLC	39,521	1,862,812
		33,390,308
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Transportation Infrastructure - 0.1%
CCR SA	309,800	$ 3,106,765
China Merchant Holdings International Co. Ltd.	1,418,000	4,918,278
		8,025,043
TOTAL INDUSTRIALS		450,206,101
INFORMATION TECHNOLOGY - 1.9%
Communications Equipment - 0.3%
Nokia Corp.	2,075,554	7,542,295
Telefonaktiebolaget LM Ericsson (B Shares)	2,527,836	30,729,875
		38,272,170
Computers & Peripherals - 0.1%
ASUSTeK Computer, Inc.	332,000	4,067,456
Lenovo Group Ltd.	4,500,000	5,024,756
Wincor Nixdorf AG	9,138	463,187
		9,555,399
Electronic Equipment & Components - 0.2%
China High Precision Automation Group Ltd.	1,073,000	151,910
Halma PLC	1,001,538	7,484,482
Hirose Electric Co. Ltd.	50,900	6,150,394
Hitachi Ltd.	827,000	4,639,551
HLS Systems International Ltd. (a)	67,474	841,401
Keyence Corp.	14,700	4,140,867
Oxford Instruments PLC	24,572	640,045
Spectris PLC	154,737	5,575,164
Venture Corp. Ltd.	431,000	2,972,174
		32,595,988
Internet Software & Services - 0.1%
DeNA Co. Ltd.	54,700	1,534,362
Moneysupermarket.com Group PLC	526,466	1,618,915
Yahoo! Japan Corp.	29,187	12,359,367
		15,512,644
IT Services - 0.4%
Amadeus IT Holding SA Class A	708,618	18,132,670
Cognizant Technology Solutions Corp. Class A (a)	71,440	5,484,449
Computershare Ltd.	480,359	4,994,946
HCL Technologies Ltd.	12,501	166,327
Nomura Research Institute Ltd.	641,900	14,542,992
Obic Co. Ltd.	25,400	5,381,983
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Sonda SA	292,611	$ 1,045,481
Tata Consultancy Services Ltd.	44,757	1,248,784
		50,997,632
Office Electronics - 0.2%
Canon, Inc.	588,200	21,286,586
Neopost SA	117,614	6,801,540
		28,088,126
Semiconductors & Semiconductor Equipment - 0.4%
Ams AG	5,251	647,621
ARM Holdings PLC	93,721	1,356,844
ASM International NV (Netherlands)	71,348	2,836,368
ASML Holding NV (Netherlands)	36,318	2,577,716
Samsung Electronics Co. Ltd.	9,436	13,435,862
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,648,888	30,092,206
Tokyo Electron Ltd.	201,100	9,329,269
		60,275,886
Software - 0.2%
Dassault Systemes SA	57,984	6,581,446
Linx SA	7,400	119,595
Nintendo Co. Ltd.	36,300	3,511,585
SAP AG	145,219	11,340,201
SimCorp A/S	4,580	1,177,145
		22,729,972
TOTAL INFORMATION TECHNOLOGY		258,027,817
MATERIALS - 2.0%
Chemicals - 1.3%
Akzo Nobel NV	759,416	48,511,920
Arkema SA	64,110	6,513,441
BASF AG	102,014	9,613,248
Chugoku Marine Paints Ltd.	350,000	1,903,118
Elementis PLC	377,419	1,409,079
Givaudan SA	25,191	30,101,270
HEXPOL AB (B Shares)	28,253	1,657,855
Johnson Matthey PLC	28,432	992,054
Linde AG	238,581	43,264,492
Nippon Paint Co. Ltd.	383,000	3,623,810
Shin-Etsu Chemical Co., Ltd.	238,400	14,660,481
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Symrise AG	283,417	$ 10,747,088
Syngenta AG (Switzerland)	12,007	5,095,601
		178,093,457
Containers & Packaging - 0.2%
Rexam PLC	2,006,618	15,662,100
Smurfit Kappa Group PLC	638,463	9,944,196
		25,606,296
Metals & Mining - 0.5%
Glencore International PLC	2,379,791	13,989,765
Grupo Mexico SA de CV Series B	1,116,000	4,387,219
Iluka Resources Ltd.	1,072,106	11,520,480
Newcrest Mining Ltd.	170,683	3,950,638
Rio Tinto PLC	746,489	39,916,536
		73,764,638
TOTAL MATERIALS		277,464,391
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.4%
Bezeq Israeli Telecommunication Corp. Ltd.	3,467,030	4,443,773
BT Group PLC	1,305,060	5,296,885
China Unicom Ltd.	4,426,000	6,433,286
Deutsche Telekom AG	357,130	3,835,848
Hutchison Telecommunications Hong Kong Holdings Ltd.	3,868,000	1,900,186
Koninklijke KPN NV	285,339	973,779
PT Telkomunikasi Indonesia Tbk Series B	2,468,000	2,747,426
TDC A/S	1,613,799	12,149,441
Telenor ASA	309,267	6,658,666
Telstra Corp. Ltd.	1,979,809	9,282,246
Vivendi SA	260,460	5,481,502
		59,203,038
Wireless Telecommunication Services - 1.0%
Advanced Info Service PCL (For. Reg.)	438,300	3,049,172
Empresa Nacional de Telecomunicaciones SA (ENTEL)	104,024	2,192,641
KDDI Corp.	884,400	66,408,715
NTT DoCoMo, Inc.	6,244	9,653,143
SmarTone Telecommunications Holdings Ltd.	1,114,500	2,034,829
StarHub Ltd.	351,000	1,187,573
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
TIM Participacoes SA sponsored ADR	250,804	$ 5,457,495
Vodafone Group PLC	17,385,709	43,606,776
		133,590,344
TOTAL TELECOMMUNICATION SERVICES		192,793,382
UTILITIES - 0.3%
Electric Utilities - 0.0%
Energias de Portugal SA	361,273	1,083,875
Energias do Brasil SA	1,307,400	7,932,643
		9,016,518
Gas Utilities - 0.2%
China Resources Gas Group Ltd.	1,202,000	2,786,626
Snam Rete Gas SpA	2,671,320	12,666,752
Tokyo Gas Co. Ltd.	1,759,000	8,501,801
		23,955,179
Independent Power Producers & Energy Traders - 0.0%
Tractebel Energia SA	85,900	1,518,895
Multi-Utilities - 0.1%
GDF Suez	349,144	6,600,345
Suez Environnement SA	340,131	4,536,053
		11,136,398
TOTAL UTILITIES		45,626,990
TOTAL COMMON STOCKS (Cost $3,002,837,711)		3,333,345,573
Nonconvertible Preferred Stocks - 0.2%

CONSUMER STAPLES - 0.1%
Household Products - 0.1%
Henkel AG & Co. KGaA	200,287	17,652,832
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telecom Italia SpA (Risparmio Shares)	14,372,259	9,294,140
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $28,431,199)		26,946,972
Equity Funds - 68.4%
	Shares	Value
Europe Stock Funds - 0.0%
Henderson European Focus Fund Class A	38	$ 966
Foreign Large Blend Funds - 49.4%
American EuroPacific Growth Fund Class F-1	4,342,642	182,130,385
Artisan International Value Fund Investor Class	19,959,825	638,115,598
Fidelity Diversified International Fund (c)	19,974,835	610,430,947
Fidelity International Discovery Fund (c)	23,399,722	796,760,548
GE Institutional International Equity Fund Service Class	7,074,823	80,157,741
Harbor International Fund Retirement Class	22,007,742	1,385,387,344
Henderson International Opportunities Fund Class A	14,240,225	309,582,502
Litman Gregory Masters International Fund	18,453,637	289,353,031
Manning & Napier Fund, Inc. World Opportunities Series Class A	117,170,457	945,565,589
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class B	55,928,518	817,674,927
Neuberger Berman International Equity Fund Trust Class	373	7,575
Oakmark International Fund Class I	31,097,814	689,127,557
TOTAL FOREIGN LARGE BLEND FUNDS		6,744,293,744
Foreign Large Growth Funds - 8.8%
AIM International Growth Fund Class A	3,799,522	112,237,883
Fidelity Canada Fund (c)	2,056,523	110,723,211
Fidelity International Capital Appreciation Fund (c)	4,866,275	70,415,006
Scout International Fund	12,993,089	440,465,709
T. Rowe Price International Stock Fund Advisor Class	2,616,374	38,408,373
Thornburg International Value Fund Class A	15,426,818	432,259,431
TOTAL FOREIGN LARGE GROWTH FUNDS		1,204,509,613
Foreign Large Value Funds - 1.2%
Pear Tree Polaris Foreign Value Fund - Ordinary Class	10,895,336	170,620,965
Foreign Small Mid Growth Funds - 0.5%
MFS International New Discovery Fund A Shares	57	1,421
Westcore International Small-Cap Fund	3,994,596	73,500,573
TOTAL FOREIGN SMALL MID GROWTH FUNDS		73,501,994
Foreign Small Mid Value Funds - 2.2%
Third Avenue International Value Fund	16,739,227	296,786,498
Equity Funds - continued
	Shares	Value
Sector Funds - 1.3%
ING International Real Estate Fund Class A	15,628,590	$ 145,189,599
SPDR DJ Wilshire International Real Estate ETF	706,300	29,509,214
TOTAL SECTOR FUNDS		174,698,813
Other - 5.0%
Fidelity Japan Fund (c)	16,564,408	172,766,777
Fidelity Japan Smaller Companies Fund (c)	6,466,152	63,562,275
iShares MSCI Australia Index ETF	3,709,700	99,716,736
iShares MSCI Japan Index ETF	29,331,800	299,477,678
Lazard Emerging Markets Equity Portfolio Open Shares	56	1,137
Matthews Pacific Tiger Fund Class I	15,471	390,167
SPDR Russell/Nomura Small Cap Japan ETF	160,400	7,132,988
SSgA Emerging Markets Fund	50	1,034
Wintergreen Fund	2,549,232	40,966,152
TOTAL OTHER		684,014,944
TOTAL EQUITY FUNDS (Cost $7,993,802,873)		9,348,427,537
Money Market Funds - 6.7%

SSgA US Treasury Money Market Fund, 0% (b) (Cost $918,394,940)	918,394,940	918,394,940
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $11,943,466,723)		13,627,115,022
NET OTHER ASSETS (LIABILITIES) - 0.3%		36,931,847
NET ASSETS - 100%		$ 13,664,046,869
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
5,315 CME NIKKEI 225 Index Contracts (Japan)	March 2013	$ 306,276,875	$ 34,537,276
6,047 NYSE E-mini MSCI EAFE Index Contracts	March 2013	501,568,415	(1,257,551)
TOTAL EQUITY INDEX CONTRACTS		$ 807,845,290	$ 33,279,725

The face value of futures purchased as a percentage of net assets is 5.9%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,977,655 or 0.0% of net assets.

Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Canada Fund	$ 131,113,064	$ 1,534,734	$ 20,741,698	$ 1,534,734	$ 110,723,211
Fidelity Diversified International Fund	486,092,992	85,973,701	7,394,871	8,807,561	610,430,947
Fidelity International Capital Appreciation Fund	62,580,302	-	-	613,151	70,415,006
Fidelity International Discovery Fund	708,180,205	35,165,510	24,578,396	12,267,626	796,760,548
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Japan Fund	$ 162,372,969	$ 3,671,182	$ -	$ 2,393,546	$ 172,766,777
Fidelity Japan Smaller Companies Fund	55,885,104	1,406,589	-	466,761	63,562,275
Total	$ 1,606,224,636	$ 127,751,716	$ 52,714,965	$ 26,083,379	$ 1,824,658,764
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 344,697,240	$ 276,573,834	$ 68,123,406	$ -
Consumer Staples	424,598,562	308,964,972	115,633,590	-
Energy	267,678,862	121,874,817	145,804,045	-
Financials	753,683,627	513,012,554	240,671,073	-
Health Care	336,221,433	206,723,118	129,498,315	-
Industrials	450,206,101	416,839,447	33,366,654	-
Information Technology	258,027,817	175,463,349	82,412,558	151,910
Materials	277,464,391	232,452,254	45,012,137	-
Telecommunication Services	202,087,522	125,055,866	77,031,656	-
Utilities	45,626,990	45,626,990	-	-
Equity Funds	9,348,427,537	9,348,427,537	-	-
Money Market Funds	918,394,940	918,394,940	-	-
Total Investments in Securities:	$ 13,627,115,022	$ 12,689,409,678	$ 937,553,434	$ 151,910
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Derivative Instruments:
Assets
Futures Contracts	$ 34,537,276	$ 34,537,276	$ -	$ -
Liabilities
Futures Contracts	$ (1,257,551)	$ (1,257,551)	$ -	$ -
Total Derivative Instruments:	$ 33,279,725	$ 33,279,725	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 34,537,276	$ (1,257,551)
Total Value of Derivatives	$ 34,537,276	$ (1,257,551)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $10,357,168,250)	$ 11,802,456,258
Affiliated issuers (cost $1,586,298,473)	1,824,658,764
Total Investments (cost $11,943,466,723)		$ 13,627,115,022
Segregated cash with broker for futures contracts		26,645,000
Foreign currency held at value (cost $666,423)		664,607
Receivable for investments sold		14,697,236
Receivable for fund shares sold		14,944,257
Dividends receivable		9,053,009
Receivable for daily variation margin on futures contracts		941,265
Prepaid expenses		9,599
Other receivables		63,372
Total assets		13,694,133,367

Liabilities
Payable for investments purchased	$ 22,953,420
Payable for fund shares redeemed	5,019,888
Accrued management fee	1,113,703
Other affiliated payables	684,884
Other payables and accrued expenses	314,603
Total liabilities		30,086,498

Net Assets		$ 13,664,046,869
Net Assets consist of:
Paid in capital		$ 12,131,038,498
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(183,670,715)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,716,679,086
Net Assets, for 1,481,028,838 shares outstanding		$ 13,664,046,869
Net Asset Value, offering price and redemption price per share ($13,664,046,869 ÷ 1,481,028,838 shares)		$ 9.23

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013
Investment Income
Dividends: Unaffiliated issuers		$ 232,613,937
Affiliated issuers		26,083,379
Interest		1,069
Income before foreign taxes withheld		258,698,385
Less foreign taxes withheld		(7,418,561)
Total income		251,279,824

Expenses
Management fee	$ 41,878,559
Transfer agent fees	5,770,702
Accounting fees and expenses	1,849,403
Custodian fees and expenses	556,175
Independent trustees' compensation	142,332
Registration fees	328,716
Audit	93,934
Legal	93,768
Miscellaneous	192,830
Total expenses before reductions	50,906,419
Expense reductions	(30,584,328)	20,322,091
Net investment income (loss)		230,957,733
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $164,150)	(71,624,762)
Affiliated issuers	(6,907,323)
Foreign currency transactions	(1,417,038)
Futures contracts	(1,965,147)
Realized gain distributions from underlying funds:
Unaffiliated issuers	2,679,017
Affiliated issuers	4,245,925
Total net realized gain (loss)		(74,989,328)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $39,167)	1,039,820,390
Assets and liabilities in foreign currencies	(237,956)
Futures contracts	33,279,725
Total change in net unrealized appreciation (depreciation)		1,072,862,159
Net gain (loss)		997,872,831
Net increase (decrease) in net assets resulting from operations		$ 1,228,830,564

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 230,957,733	$ 193,409,781
Net realized gain (loss)	(74,989,328)	150,780,673
Change in net unrealized appreciation (depreciation)	1,072,862,159	(987,571,067)
Net increase (decrease) in net assets resulting from operations	1,228,830,564	(643,380,613)
Distributions to shareholders from net investment income	(228,978,244)	(178,774,665)
Distributions to shareholders from net realized gain	(24,811,882)	(213,705,661)
Total distributions	(253,790,126)	(392,480,326)
Share transactions Proceeds from sales of shares	3,638,635,785	3,682,060,004
Reinvestment of distributions	253,180,454	391,727,743
Cost of shares redeemed	(3,355,982,011)	(2,213,546,556)
Net increase (decrease) in net assets resulting from share transactions	535,834,228	1,860,241,191
Total increase (decrease) in net assets	1,510,874,666	824,380,252

Net Assets
Beginning of period	12,153,172,203	11,328,791,951
End of period (including undistributed net investment income of $0 and undistributed net investment income of $9,638,744, respectively)	$ 13,664,046,869	$ 12,153,172,203
Other Information Shares
Sold	425,850,891	432,245,533
Issued in reinvestment of distributions	28,850,885	50,728,332
Redeemed	(399,795,739)	(262,626,007)
Net increase (decrease)	54,906,037	220,347,858

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2013	2012 F	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.52	$ 9.40	$ 7.84	$ 5.16	$ 10.74
Income from Investment Operations
Net investment income (loss) B	.16	.15	.15	.18	.19
Net realized and unrealized gain (loss)	.74	(.74)	1.54	2.67	(5.14)
Total from investment operations	.90	(.59)	1.69	2.85	(4.95)
Distributions from net investment income	(.17)	(.13)	(.12)	(.12)	(.14)
Distributions from net realized gain	(.02)	(.16)	(.02)	(.06)	(.49)
Total distributions	(.19)	(.29)	(.13) H	(.17) G	(.63)
Net asset value, end of period	$ 9.23	$ 8.52	$ 9.40	$ 7.84	$ 5.16
Total Return A	10.65%	(6.00)%	21.66%	55.24%	(48.57)%
Ratios to Average Net Assets C
Expenses before reductions	.43%	.39%	.28%	.25%	.25%
Expenses net of fee waivers, if any	.18%	.14%	.03%	.00%	.00%
Expenses net of all reductions	.17%	.14%	.03%	.00%	.00%
Net investment income (loss)	1.94%	1.71%	1.72%	2.32%	2.44%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,664,047	$ 12,153,172	$ 11,328,792	$ 4,333,999	$ 695,499
Portfolio turnover rate D	25%	18% E	15% E	9%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amounts do not include the portfolio activity of any Underlying Funds.

E Portfolio turnover rate excludes securities received or delivered in-kind.

F For the year ended February 29.

G Total distributions of $.17 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.055 per share.

H Total distributions of $.13 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.017 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in

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2. Significant Accounting Policies - continued

Foreign Currency - continued

foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,839,881,790
Gross unrealized depreciation	(201,404,152)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,638,477,638

Tax Cost	$ 11,988,637,384

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (105,220,329)
Net unrealized appreciation (depreciation)	$ 1,671,570,317

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Short-term	$ (83,975,010)
Long-term	(21,245,319)
Total capital loss carryforward	$ (105,220,329)

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 234,392,549	$ 219,856,581
Long-term Capital Gains	19,397,577	172,623,745
Total	$ 253,790,126	$ 392,480,326

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized

Annual Report

3. Derivative Instruments - continued

Futures Contracts - continued

appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(1,965,147) and a change in net unrealized appreciation (depreciation) of $33,279,725 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $2,917,166,407 and $3,203,950,335, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the period, the total annual management fee rate was .35% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services (MFS) and William Blair & Company, L.L.C. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers - continued

Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by Strategic Advisers for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26,559 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2015. During the period, this waiver reduced the Fund's management fee by $29,809,346.

Strategic Advisers voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced the Fund's expenses by $12,420.

Commissions paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $762,308 for the period.

Annual Report

7. Expense Reductions - continued

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $254.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following underlying Funds:

Fidelity Japan Fund	40%
Fidelity Japan Smaller Companies Fund	24%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The fund designates 1% of the dividends distributed in April and December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 85% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International Fund Strategic Advisers International Fund	04/16/2012 12/31/2012	$0.004 $0.083	$0.0003 $0.0152

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), and William Blair & Company, LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, and William Blair (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for each period and that the fund had out-performed 71%, 64%, and 70% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2011. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period and higher than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.00%.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers International Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 29, 2012.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 29, 2012.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2015.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement (the Current Sub-Advisory Agreement) with Causeway Capital Management LLC (Causeway) for the fund (the Amended Sub-Advisory Agreement), which has the potential to lower the amount of fees paid by Strategic Advisers, Inc. (Strategic Advisers) to Causeway on behalf of the fund. The terms of the Amended Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, except with respect to the date of execution and the fee schedule.

Annual Report

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered that it reviewed information regarding the staffing within Causeway, including the backgrounds and compensation of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy in connection with the annual renewal of the Current Sub-Advisory Agreement at its September 2012 Board meeting.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the services provided to the fund. The Board also considered Causeway's representation that the Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance. The Board also considered that it reviewed historical investment performance of Causeway in managing fund assets in connection with the Board's renewal of the Current Sub-Advisory Agreement. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreement would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that the new fee schedule has the potential to lower the amount of fees paid by Strategic Advisers to Causeway on behalf of the fund should assets of the fund, together with the total assets of all registered investment companies managed by Strategic Advisers and sub-advised by Causeway, reach certain asset levels. The Board also considered that the Amended Sub-Advisory Agreement would not result in any changes to Strategic Advisers' portion of the fund's management fee, the fund's maximum aggregate annual management fee rate, Strategic Advisers' contractual management fee waiver for the fund, or total fund expenses. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviewed information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2012 Board meeting.

Possible Economies of Scale. The Board considered that the Amended Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees pursuant to the new fee schedule will accrue directly to shareholders. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2012 Board meeting.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

Causeway Capital Management LLC

Massachusetts Financial Services Company

William Blair & Company, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SIT-UANN-0413
1.926369.102

Strategic Advisers® International II Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2013

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P, and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® International II Fund	10.89%	-1.71%	-1.00%

A From March 8, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International II Fund on March 8, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: For the 12 months ending February 28, 2013, international equities cast off an early-period drubbing and rebounded to finish in positive territory, as debt woes in the eurozone subsided and central banks around the world continued with monetary easing. Foreign developed- and emerging-markets stocks, as measured by the MSCI® ACWI® (All Country World Index) ex USA Index, rose 6.80% for the year, fueled in part by stabilization in the eurozone and improving U.S. economic data, but held back by a stronger U.S. dollar. International stocks were hard hit through May, amid fear of global debt contagion and an economic slowdown in China. Markets reversed course in the summer and never looked back, fueled by news that European Central Bank officials would do "whatever it takes" to save the euro. Within the MSCI index, several European countries had double-digit gains, with Switzerland (+23%) and Sweden (+15%) posting strong returns, while larger economies such as Germany (+11%), France (+10%) and the U.K. (+7%) - the biggest market weighting in the index - also fared well. Countries plagued by slowing or stagnant economies had mixed results, including Greece (+9%), Spain (+2%) and Italy (-3%). Asia-Pacific ex Japan (+15%) outpaced the index, while Japan (+5%) was especially hurt by currency fluctuations. Canada and the more-volatile emerging markets saw only modest to flat gains.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International II Fund: For the year, Strategic Advisers® International II Fund (the Fund) rose 10.89%, outpacing the 9.99% gain of the MSCI® EAFE® Index. Relative to the benchmark, the Fund's largest and third-largest manager allocations, Pyramis Select International, a sub-advised strategy, and Fidelity® International Discovery Fund, respectively, were its top contributors. Pyramis benefited from strong security selection in consumer discretionary, industrials and telecommunication services, while Fidelity® International Discovery Fund outperformed due to solid stock picking, particularly in information technology, consumer staples and industrials. Similarly, large growth manager Fidelity International Capital Appreciation Fund also was among the Fund's leading contributors because of adroit stock selection in a number of areas, including consumer discretionary and consumer staples. On the downside, core manager and the Fund's second-largest individual allocation Fidelity Diversified International Fund disappointed, primarily due to an underweighting and poor security selection in financials. The sub-advised Pyramis International Value strategy was another detractor, as its cyclically driven value approach resulted in adverse selections in consumer discretionary, technology and industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Actual	.29%	$ 1,000.00	$ 1,133.50	$ 1.53
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,023.36	$ 1.45

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Diversified International Fund	16.3	15.7
Fidelity International Discovery Fund	14.9	14.1
Fidelity Advisor Overseas Fund Institutional Class	11.0	11.0
Fidelity International Capital Appreciation Fund	9.6	8.9
Fidelity International Value Fund	3.9	3.7
Fidelity International Real Estate Fund	1.7	1.6
Fidelity Japan Smaller Companies Fund	1.6	1.5
Fidelity Japan Fund	1.6	2.0
Fidelity International Small Cap Opportunities Fund	1.4	1.3
Fidelity Advisor Global Capital Appreciation Fund Institutional Class	1.3	1.2
	63.3
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Stocks 34.5%	Stocks 35.0%
Foreign Large Blend Funds 42.2%	Foreign Large Blend Funds 40.8%
Foreign Large Growth Funds 9.8%	Foreign Large Growth Funds 9.1%
Foreign Large Value Funds 3.9%	Foreign Large Value Funds 3.7%
Foreign Small Mid Growth Funds 1.4%	Foreign Small Mid Growth Funds 1.3%
Other 4.5%	Other 4.7%
Sector Funds 1.7%	Sector Funds 1.6%
Short-Term Investments and Net Other Assets (Liabilities) 2.0%	Short-Term Investments and Net Other Assets (Liabilities) 3.8%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 34.0%
	Shares	Value
CONSUMER DISCRETIONARY - 3.7%
Auto Components - 0.3%
Aisin Seiki Co. Ltd.	9,300	$ 336,622
Bridgestone Corp.	41,000	1,258,000
Denso Corp.	14,700	616,927
		2,211,549
Automobiles - 1.2%
Bayerische Motoren Werke AG (BMW)	4,099	378,347
Daihatsu Motor Co. Ltd.	21,000	426,616
Dongfeng Motor Group Co. Ltd. (H Shares)	138,000	202,135
Fuji Heavy Industries Ltd.	40,000	598,123
Honda Motor Co. Ltd.	55,800	2,086,842
Nissan Motor Co. Ltd.	91,900	931,068
Renault SA	19,670	1,248,441
Suzuki Motor Corp.	16,700	399,438
Toyota Motor Corp.	73,500	3,774,929
		10,045,939
Hotels, Restaurants & Leisure - 0.4%
Galaxy Entertainment Group Ltd. (a)	180,000	755,454
Sands China Ltd.	246,000	1,172,018
Tattersall's Ltd.	80,773	263,193
Whitbread PLC	11,939	456,967
William Hill PLC	51,200	314,342
		2,961,974
Household Durables - 0.1%
Sekisui House Ltd.	27,000	312,558
Sharp Corp.	47,000	149,078
		461,636
Internet & Catalog Retail - 0.0%
Rakuten, Inc.	50,500	436,406
Media - 0.5%
Eutelsat Communications	8,600	309,829
Fuji Media Holdings, Inc.	228	399,719
ITV PLC	303,000	570,905
Lagardere S.C.A. (Reg.)	16,300	581,808
Reed Elsevier NV	49,565	753,220
UBM PLC	37,900	445,021
WPP PLC	84,609	1,348,153
		4,408,655
Multiline Retail - 0.3%
Lifestyle International Holdings Ltd.	195,000	469,171
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Next PLC	6,200	$ 394,946
PPR SA	7,240	1,622,940
		2,487,057
Specialty Retail - 0.4%
Fast Retailing Co. Ltd.	2,100	576,146
H&M Hennes & Mauritz AB (B Shares)	50,025	1,795,281
Kingfisher PLC	183,600	771,529
Yamada Denki Co. Ltd.	8,780	319,221
		3,462,177
Textiles, Apparel & Luxury Goods - 0.5%
adidas AG	5,600	510,313
Christian Dior SA	3,900	651,476
Compagnie Financiere Richemont SA Series A	4,606	370,279
LVMH Moet Hennessy - Louis Vuitton SA	8,299	1,429,105
Swatch Group AG (Bearer)	1,900	1,080,444
		4,041,617
TOTAL CONSUMER DISCRETIONARY		30,517,010
CONSUMER STAPLES - 3.9%
Beverages - 0.6%
Anheuser-Busch InBev SA NV	27,908	2,615,395
Pernod Ricard SA	2,590	336,075
SABMiller PLC	41,800	2,078,034
		5,029,504
Food & Staples Retailing - 0.5%
Carrefour SA	24,015	654,646
Seven & i Holdings Co., Ltd.	34,900	1,018,874
Tesco PLC	85,600	479,961
Woolworths Ltd.	52,322	1,866,810
		4,020,291
Food Products - 1.4%
Ajinomoto Co., Inc.	36,000	477,333
Dairy Crest Group PLC	36,436	234,920
Nestle SA	110,649	7,724,470
Unilever NV (Certificaten Van Aandelen) (Bearer)	41,600	1,613,306
Unilever PLC	27,300	1,087,183
		11,137,212
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Household Products - 0.3%
Henkel AG & Co. KGaA	7,416	$ 548,677
Reckitt Benckiser Group PLC	19,400	1,303,489
Svenska Cellulosa AB (SCA) (B Shares)	36,400	889,823
		2,741,989
Personal Products - 0.1%
Beiersdorf AG	10,108	881,394
Tobacco - 1.0%
British American Tobacco PLC (United Kingdom)	76,721	3,991,288
Imperial Tobacco Group PLC	61,170	2,217,871
Japan Tobacco, Inc.	71,600	2,259,467
		8,468,626
TOTAL CONSUMER STAPLES		32,279,016
ENERGY - 2.4%
Energy Equipment & Services - 0.4%
Aker Solutions ASA	32,000	630,446
Saipem SpA	26,269	702,372
Technip SA	7,200	779,821
Transocean Ltd. (Switzerland)	17,110	900,315
		3,012,954
Oil, Gas & Consumable Fuels - 2.0%
BG Group PLC	121,121	2,141,567
BP PLC	366,669	2,458,709
ENI SpA	55,488	1,262,894
INPEX Corp.	119	632,938
JX Holdings, Inc.	48,800	297,991
Origin Energy Ltd.	89,163	1,108,389
Repsol YPF SA	41,589	885,576
Royal Dutch Shell PLC:
Class A (United Kingdom)	150,662	4,948,428
Class B (United Kingdom)	30,195	1,016,083
Total SA	25,899	1,293,026
Woodside Petroleum Ltd.	13,554	519,178
		16,564,779
TOTAL ENERGY		19,577,733
Common Stocks - continued
	Shares	Value
FINANCIALS - 8.9%
Capital Markets - 0.8%
Credit Suisse Group	58,178	$ 1,550,895
Mediobanca SpA	99,977	607,985
Nomura Holdings, Inc.	71,900	412,484
Partners Group Holding AG	1,780	411,339
UBS AG	216,405	3,419,266
		6,401,969
Commercial Banks - 4.9%
Australia & New Zealand Banking Group Ltd.	119,878	3,516,746
Banco Bilbao Vizcaya Argentaria SA	312,070	3,023,124
Bank of China Ltd. (H Shares)	501,000	236,430
Barclays PLC	738,159	3,424,997
BNP Paribas SA	47,850	2,692,794
BOC Hong Kong (Holdings) Ltd.	167,000	563,083
Commonwealth Bank of Australia	4,598	315,942
Danske Bank A/S (a)	60,254	1,121,392
DBS Group Holdings Ltd.	30,000	366,037
DnB NOR ASA	91,400	1,361,280
HSBC Holdings PLC (United Kingdom)	399,429	4,423,945
Intesa Sanpaolo SpA	388,858	631,038
KBC Groupe SA	30,788	1,141,948
Lloyds Banking Group PLC (a)	2,376,400	1,953,413
Mitsubishi UFJ Financial Group, Inc.	417,200	2,312,301
National Australia Bank Ltd.	22,418	691,546
Nordea Bank AB	92,800	1,074,014
Shinsei Bank Ltd.	390,000	858,345
Societe Generale Series A	17,656	677,924
Standard Chartered PLC (United Kingdom)	45,139	1,229,867
Sumitomo Mitsui Financial Group, Inc.	67,200	2,681,891
United Overseas Bank Ltd.	96,860	1,492,320
Westpac Banking Corp.	124,431	3,910,868
Wing Hang Bank Ltd.	66,034	732,661
		40,433,906
Consumer Finance - 0.0%
AEON Credit Service Co. Ltd.	13,900	323,618
Diversified Financial Services - 0.4%
Hong Kong Exchanges and Clearing Ltd.	42,200	759,052
ING Groep NV (Certificaten Van Aandelen) (a)	36,000	288,210
Mitsubishi UFJ Lease & Finance Co. Ltd.	5,500	254,262
ORIX Corp.	14,600	1,625,547
		2,927,071
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 1.7%
AEGON NV	231,200	$ 1,376,253
AIA Group Ltd.	406,800	1,762,401
Allianz AG	21,948	3,000,096
Aviva PLC	58,100	312,704
AXA SA	18,450	320,483
Dai-ichi Mutual Life Insurance Co.	251	352,034
Legal & General Group PLC	373,985	908,334
MS&AD Insurance Group Holdings, Inc.	45,400	939,445
QBE Insurance Group Ltd.	35,023	478,659
Resolution Ltd.	84,400	334,438
Sampo Oyj (A Shares)	21,200	783,555
Sony Financial Holdings, Inc.	32,600	514,903
Tokio Marine Holdings, Inc.	26,600	751,309
Zurich Insurance Group AG	6,707	1,835,427
		13,670,041
Real Estate Investment Trusts - 0.4%
British Land Co. PLC	48,958	421,492
Goodman Group unit	124,466	591,181
Macquarie CountryWide Trust	73,715	297,420
Mirvac Group unit	225,080	377,049
Westfield Group unit	125,368	1,434,240
		3,121,382
Real Estate Management & Development - 0.7%
AEON Mall Co. Ltd.	15,900	394,198
Cheung Kong Holdings Ltd.	20,000	311,001
Daito Trust Construction Co. Ltd.	5,900	528,320
Global Logistic Properties Ltd.	199,000	408,156
Hongkong Land Holdings Ltd.	48,000	371,040
Hysan Development Co. Ltd.	85,000	437,297
Mitsui Fudosan Co. Ltd.	17,000	432,474
New World Development Co. Ltd.	196,183	361,222
Sun Hung Kai Properties Ltd.	102,000	1,578,214
Swire Properties Ltd.	177,800	664,836
Tokyo Tatemono Co. Ltd.	77,000	429,485
		5,916,243
TOTAL FINANCIALS		72,794,230
Common Stocks - continued
	Shares	Value
HEALTH CARE - 3.3%
Biotechnology - 0.5%
Amarin Corp. PLC ADR (a)	39,000	$ 315,510
Biovitrum AB (a)	15,900	96,618
CSL Ltd.	38,857	2,381,429
Grifols SA ADR	27,092	776,999
Thrombogenics NV (a)	5,100	268,929
		3,839,485
Health Care Equipment & Supplies - 0.1%
Olympus Corp. (a)	18,300	401,380
Sysmex Corp.	2,800	146,812
		548,192
Health Care Providers & Services - 0.1%
Fresenius SE & Co. KGaA	6,100	749,717
Life Sciences Tools & Services - 0.0%
Lonza Group AG	5,399	337,258
Tecan Group AG	2,060	181,429
		518,687
Pharmaceuticals - 2.6%
Astellas Pharma, Inc.	20,500	1,108,048
AstraZeneca PLC (United Kingdom)	9,580	434,407
Bayer AG	29,950	2,966,219
Daiichi Sankyo Kabushiki Kaisha	14,900	266,686
GlaxoSmithKline PLC	100,572	2,216,281
Hikma Pharmaceuticals PLC	20,512	269,480
Mitsubishi Tanabe Pharma Corp.	30,200	428,450
Novartis AG	4,356	294,980
Novo Nordisk A/S Series B	20,693	3,617,845
Roche Holding AG (participation certificate)	8,109	1,857,465
Rohto Pharmaceutical Co. Ltd.	25,000	323,929
Sanofi SA	57,773	5,455,958
Shionogi & Co. Ltd.	15,800	322,000
Takeda Pharmaceutical Co. Ltd.	21,000	1,086,363
UCB SA	11,800	681,693
		21,329,804
TOTAL HEALTH CARE		26,985,885
INDUSTRIALS - 4.2%
Aerospace & Defense - 0.3%
Finmeccanica SpA (a)	49,500	243,377
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Meggitt PLC	53,500	$ 368,963
Rolls-Royce Group PLC	60,200	938,836
Safran SA	21,500	984,672
		2,535,848
Airlines - 0.0%
Japan Airlines Co. Ltd.	4,800	227,856
Building Products - 0.4%
Asahi Glass Co. Ltd.	32,000	217,499
ASSA ABLOY AB (B Shares)	25,400	1,007,375
Compagnie de St. Gobain	25,259	1,007,609
LIXIL Group Corp.	33,400	684,648
		2,917,131
Commercial Services & Supplies - 0.0%
Serco Group PLC	35,593	308,049
Construction & Engineering - 0.1%
VINCI SA	25,040	1,158,895
Electrical Equipment - 0.6%
Alstom SA	26,633	1,175,250
Legrand SA	13,400	616,064
Mitsubishi Electric Corp.	81,000	659,780
Schneider Electric SA	26,682	2,052,460
Sumitomo Electric Industries Ltd.	42,000	489,373
		4,992,927
Industrial Conglomerates - 0.2%
Koninklijke Philips Electronics NV	25,700	726,061
Orkla ASA (A Shares)	51,900	424,823
Siemens AG	5,036	522,692
		1,673,576
Machinery - 1.0%
Atlas Copco AB (A Shares)	14,300	415,685
GEA Group AG	28,821	1,026,283
IMI PLC	36,300	673,493
Kubota Corp.	43,000	519,117
Makita Corp.	8,500	385,155
Mitsubishi Heavy Industries Ltd.	185,000	1,025,893
NSK Ltd.	100,000	780,019
Sandvik AB	61,000	991,295
Schindler Holding AG (participation certificate)	4,128	639,481
SMC Corp.	3,800	659,230
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Sumitomo Heavy Industries Ltd.	66,000	$ 291,229
Vallourec SA	8,290	441,903
Volvo AB (B Shares)	44,300	664,425
		8,513,208
Marine - 0.2%
A.P. Moller - Maersk A/S Series B	106	847,755
Orient Overseas International Ltd.	61,000	429,838
SITC International Holdings Co. Ltd.	516,000	194,275
		1,471,868
Professional Services - 0.4%
Adecco SA (Reg.)	7,316	417,199
Capita Group PLC	32,700	408,518
Experian PLC	40,300	668,840
Randstad Holding NV	24,600	1,045,875
SGS SA (Reg.)	280	711,576
		3,252,008
Road & Rail - 0.2%
East Japan Railway Co.	15,400	1,136,433
West Japan Railway Co.	6,100	269,495
		1,405,928
Trading Companies & Distributors - 0.7%
Brenntag AG	4,100	584,521
Bunzl PLC	16,000	306,080
Itochu Corp.	62,900	726,109
Kloeckner & Co. AG (a)	13,444	198,336
Mitsubishi Corp.	55,500	1,101,138
Mitsui & Co. Ltd.	79,600	1,179,959
Noble Group Ltd.	453,000	433,467
Sumitomo Corp.	19,400	237,346
Wolseley PLC	14,060	662,715
		5,429,671
Transportation Infrastructure - 0.1%
Transurban Group unit	67,374	423,926
TOTAL INDUSTRIALS		34,310,891
INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 0.0%
Alcatel-Lucent SA (a)	164,210	228,619
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.1%
Gemalto NV	5,549	$ 505,231
Toshiba Corp.	86,000	396,181
		901,412
Electronic Equipment & Components - 0.4%
Hitachi High-Technologies Corp.	11,200	231,516
Hitachi Ltd.	238,000	1,335,203
Kyocera Corp.	6,200	539,130
Murata Manufacturing Co. Ltd.	12,800	824,426
Taiyo Yuden Co. Ltd.	21,600	237,463
		3,167,738
Internet Software & Services - 0.1%
DeNA Co. Ltd.	10,900	305,750
Kakaku.com, Inc.	7,800	302,945
Yahoo! Japan Corp.	858	363,324
		972,019
IT Services - 0.2%
Amadeus IT Holding SA Class A	26,000	665,308
Atos Origin SA	4,888	363,045
Nomura Research Institute Ltd.	12,400	280,936
		1,309,289
Office Electronics - 0.2%
Canon, Inc.	38,400	1,389,672
Semiconductors & Semiconductor Equipment - 0.4%
ASML Holding NV (Netherlands)	12,911	916,375
Samsung Electronics Co. Ltd.	157	223,551
Shinko Electric Industries Co.Ltd.	65,200	528,268
STMicroelectronics NV	177,600	1,414,190
		3,082,384
Software - 0.3%
Sage Group PLC	78,900	406,964
SAP AG	31,897	2,490,848
		2,897,812
TOTAL INFORMATION TECHNOLOGY		13,948,945
MATERIALS - 3.3%
Chemicals - 1.6%
Akzo Nobel NV	13,408	856,511
Arkema SA	9,400	955,020
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Asahi Kasei Corp.	69,000	$ 407,940
BASF AG	3,790	357,149
Incitec Pivot Ltd.	195,144	643,835
Israel Chemicals Ltd.	29,900	386,456
Johnson Matthey PLC	23,939	835,283
JSR Corp.	14,800	301,780
Lanxess AG	16,333	1,384,325
Linde AG	8,426	1,527,978
Mitsubishi Gas Chemical Co., Inc.	82,000	580,343
Nippon Shokubai Co. Ltd.	27,000	251,095
Nitto Denko Corp.	17,800	1,046,607
Shin-Etsu Chemical Co., Ltd.	16,300	1,002,373
Sumitomo Chemical Co. Ltd.	50,000	147,805
Syngenta AG (Switzerland)	2,640	1,120,379
Toray Industries, Inc.	69,000	425,062
Umicore SA	25,300	1,264,735
		13,494,676
Construction Materials - 0.2%
Boral Ltd.	74,107	391,351
HeidelbergCement Finance AG	15,780	1,088,175
James Hardie Industries PLC CDI	35,139	351,749
		1,831,275
Metals & Mining - 1.5%
African Minerals Ltd. (a)	148,500	639,237
Anglo American PLC (United Kingdom)	12,000	349,892
ArcelorMittal SA (Netherlands)	26,400	395,252
BHP Billiton Ltd.	46,472	1,739,826
BHP Billiton PLC	105,473	3,328,292
Fortescue Metals Group Ltd.	204,999	988,350
Glencore International PLC	63,500	373,289
Iluka Resources Ltd.	47,372	509,043
JFE Holdings, Inc.	39,100	838,189
Kingsgate Consolidated NL	31,599	115,551
Medusa Mining Ltd.	20,754	90,732
Newcrest Mining Ltd.	38,127	882,490
Randgold Resources Ltd.	5,000	413,884
Rio Tinto Ltd.	9,330	638,995
Rio Tinto PLC	11,100	593,543
		11,896,565
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.0%
China Forestry Holdings Co. Ltd.	860,000	$ 1
TOTAL MATERIALS		27,222,517
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 1.0%
BT Group PLC	414,400	1,681,937
France Telecom SA	24,270	234,083
Iliad SA	2,218	424,511
Singapore Telecommunications Ltd.	633,000	1,758,333
Swisscom AG	2,490	1,132,760
TDC A/S	154,600	1,163,902
Telecom Italia SpA	249,500	183,481
Telefonica SA	34,892	455,423
Telenor ASA	46,300	996,861
		8,031,291
Wireless Telecommunication Services - 0.5%
NTT DoCoMo, Inc.	333	514,814
SK Telecom Co. Ltd. sponsored ADR	18,000	327,060
Softbank Corp.	48,500	1,797,362
Vodafone Group PLC	725,191	1,818,922
		4,458,158
TOTAL TELECOMMUNICATION SERVICES		12,489,449
UTILITIES - 1.1%
Electric Utilities - 0.8%
Enel SpA	514,400	1,861,606
Energias de Portugal SA	79,586	238,770
Fortum Corp.	10,500	200,278
Iberdrola SA	374,339	1,852,242
Kansai Electric Power Co., Inc.	59,000	509,224
Scottish & Southern Energy PLC	63,100	1,384,196
SP AusNet unit	178,738	217,261
Spark Infrastructure Group unit	236,378	395,975
		6,659,552
Gas Utilities - 0.1%
Gas Natural SDG SA	37,000	734,000
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.2%
Centrica PLC	310,200	$ 1,656,944
TOTAL UTILITIES		9,050,496
TOTAL COMMON STOCKS (Cost $263,986,221)		279,176,172
Nonconvertible Preferred Stocks - 0.5%

CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.3%
Volkswagen AG	12,125	2,647,533
Media - 0.2%
ProSiebenSat.1 Media AG	30,800	1,061,569
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,893,268)		3,709,102
Equity Funds - 63.5%

Foreign Large Blend Funds - 42.2%
Fidelity Advisor Overseas Fund Institutional Class (c)	4,941,752	90,532,906
Fidelity Diversified International Fund (c)	4,375,805	133,724,593
Fidelity International Discovery Fund (c)	3,584,576	122,054,818
TOTAL FOREIGN LARGE BLEND FUNDS		346,312,317
Foreign Large Growth Funds - 9.8%
Fidelity Canada Fund (c)	31,854	1,715,002
Fidelity International Capital Appreciation Fund (c)	5,441,861	78,743,722
TOTAL FOREIGN LARGE GROWTH FUNDS		80,458,724
Foreign Large Value Funds - 3.9%
Fidelity International Value Fund (c)	4,142,502	32,021,537
Foreign Small Mid Growth Funds - 1.4%
Fidelity International Small Cap Opportunities Fund (c)	977,472	11,407,100
Sector Funds - 1.7%
Fidelity International Real Estate Fund (c)	1,482,760	14,531,051
Equity Funds - continued
	Shares	Value
Other - 4.5%
Fidelity Advisor Global Capital Appreciation Fund Institutional Class (c)	929,504	$ 11,079,682
Fidelity Japan Fund (c)	1,234,174	12,872,434
Fidelity Japan Smaller Companies Fund (c)	1,310,419	12,881,417
TOTAL OTHER		36,833,533
TOTAL EQUITY FUNDS (Cost $536,620,474)		521,564,262
Money Market Funds - 1.9%

SSgA US Treasury Money Market Fund, 0% (b) (Cost $15,535,032)	15,535,032	15,535,032
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $819,034,995)		819,984,568
NET OTHER ASSETS (LIABILITIES) - 0.1%		1,226,771
NET ASSETS - 100%		$ 821,211,339
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
85 NYSE E-mini MSCI EAFE Index Contracts	March 2013	$ 7,050,325	$ 192,049

The face value of futures purchased as a percentage of net assets is 0.9%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Global Capital Appreciation Fund Institutional Class	$ 10,174,126	$ 15,809	$ 631,622	$ 15,809	$ 11,079,682
Fidelity Advisor Overseas Fund Institutional Class	114,999,687	1,734,724	30,886,357	1,534,376	90,532,906
Fidelity Canada Fund	2,927,278	53,929	1,180,168	23,772	1,715,002
Fidelity Diversified International Fund	130,110,310	12,947,108	18,949,588	1,963,600	133,724,593
Fidelity International Capital Appreciation Fund	67,963,098	2,283,672	364,592	680,933	78,743,722
Fidelity International Discovery Fund	128,208,120	2,200,329	20,435,199	1,936,658	122,054,818
Fidelity International Real Estate Fund	11,588,513	684,008	29,425	263,527	14,531,051
Fidelity International Small Cap Opportunities Fund	10,983,480	132,986	936,399	97,978	11,407,100
Fidelity International Value Fund	27,677,306	1,762,924	217,468	891,715	32,021,537
Fidelity Japan Fund	25,830,548	287,258	12,958,911	187,287	12,872,434
Fidelity Japan Smaller Companies Fund	12,204,960	345,872	936,399	94,759	12,881,417
Total	$ 542,667,426	$ 22,448,619	$ 87,526,128	$ 7,690,414	$ 521,564,262
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 34,226,112	$ 26,085,120	$ 8,140,992	$ -
Consumer Staples	32,279,016	15,247,374	17,031,642	-
Energy	19,577,733	8,598,593	10,979,140	-
Financials	72,794,230	47,614,747	25,179,483	-
Health Care	26,985,885	14,966,414	12,019,471	-
Industrials	34,310,891	33,062,138	1,248,753	-
Information Technology	13,948,945	7,509,241	6,439,704	-
Materials	27,222,517	19,631,340	7,591,176	1
Telecommunication Services	12,489,449	7,600,789	4,888,660	-
Utilities	9,050,496	9,050,496	-	-
Equity Funds	521,564,262	521,564,262	-	-
Money Market Funds	15,535,032	15,535,032	-	-
Total Investments in Securities:	$ 819,984,568	$ 726,465,546	$ 93,519,021	$ 1
Derivative Instruments:
Assets
Futures Contracts	$ 192,049	$ 192,049	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 28, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 12,070,492
Level 2 to Level 1	$ 1,237,942
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 192,049	$ -
Total Value of Derivatives	$ 192,049	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $282,414,521)	$ 298,420,306
Affiliated issuers (cost $536,620,474)	521,564,262
Total Investments (cost $819,034,995)		$ 819,984,568
Segregated cash with broker for futures contracts		255,000
Foreign currency held at value (cost $15,398)		15,334
Receivable for investments sold		2,625,794
Receivable for fund shares sold		372,128
Dividends receivable		600,671
Prepaid expenses		682
Other receivables		12,727
Total assets		823,866,904

Liabilities
Payable for investments purchased	$ 2,079,674
Payable for fund shares redeemed	322,525
Accrued management fee	106,832
Payable for daily variation margin on futures contracts	11,050
Other affiliated payables	69,722
Other payables and accrued expenses	65,762
Total liabilities		2,655,565

Net Assets		$ 821,211,339
Net Assets consist of:
Paid in capital		$ 874,832,724
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(54,747,451)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,126,066
Net Assets, for 104,227,120 shares outstanding		$ 821,211,339
Net Asset Value, offering price and redemption price per share ($821,211,339 ÷ 104,227,120 shares)		$ 7.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 9,760,802
Affiliated issuers		7,690,414
Interest		40
Income before foreign taxes withheld		17,451,256
Less foreign taxes withheld		(705,180)
Total income		16,746,076

Expenses
Management fee	$ 3,222,572
Transfer agent fees	456,212
Accounting fees and expenses	376,094
Custodian fees and expenses	107,233
Independent trustees' compensation	9,385
Registration fees	27,864
Audit	51,847
Legal	6,323
Miscellaneous	14,937
Total expenses before reductions	4,272,467
Expense reductions	(2,144,029)	2,128,438
Net investment income (loss)		14,617,638
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,480,574
Affiliated issuers	7,131,251
Foreign currency transactions	(71,608)
Futures contracts	922,803
Realized gain distributions from underlying funds:
Affiliated issuers	1,459,938
Total net realized gain (loss)		11,922,958
Change in net unrealized appreciation (depreciation) on: Investment securities	53,149,528
Assets and liabilities in foreign currencies	(12,020)
Futures contracts	192,049
Total change in net unrealized appreciation (depreciation)		53,329,557
Net gain (loss)		65,252,515
Net increase (decrease) in net assets resulting from operations		$ 79,870,153

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,617,638	$ 13,853,130
Net realized gain (loss)	11,922,958	(11,986,933)
Change in net unrealized appreciation (depreciation)	53,329,557	(83,943,192)
Net increase (decrease) in net assets resulting from operations	79,870,153	(82,076,995)
Distributions to shareholders from net investment income	(14,567,901)	(13,291,286)
Distributions to shareholders from net realized gain	(2,136,744)	(454,402)
Total distributions	(16,704,645)	(13,745,688)
Share transactions Proceeds from sales of shares	126,825,361	175,205,267
Reinvestment of distributions	16,639,702	13,693,402
Cost of shares redeemed	(243,193,343)	(155,741,912)
Net increase (decrease) in net assets resulting from share transactions	(99,728,280)	33,156,757
Total increase (decrease) in net assets	(36,562,772)	(62,665,926)

Net Assets
Beginning of period	857,774,111	920,440,037
End of period (including undistributed net investment income of $0 and undistributed net investment income of $60,812, respectively)	$ 821,211,339	$ 857,774,111
Other Information Shares
Sold	17,607,016	24,198,548
Issued in reinvestment of distributions	2,194,542	2,126,307
Redeemed	(33,663,177)	(21,559,254)
Net increase (decrease)	(13,861,619)	4,765,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2013	2012 E	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.26	$ 8.12	$ 6.79	$ 4.44	$ 9.95
Income from Investment Operations
Net investment income (loss) B	.14	.12	.10	.12	.12
Net realized and unrealized gain (loss)	.64	(.86)	1.37	2.36	(5.03)
Total from investment operations	.78	(.74)	1.47	2.48	(4.91)
Distributions from net investment income	(.14)	(.12)	(.11)	(.11)	(.10)
Distributions from net realized gain	(.02)	- F	(.04)	(.02)	(.50)
Total distributions	(.16)	(.12)	(.14) G	(.13)	(.60)
Net asset value, end of period	$ 7.88	$ 7.26	$ 8.12	$ 6.79	$ 4.44
Total Return A	10.89%	(8.91)%	21.75%	55.82%	(52.13)%
Ratios to Average Net Assets C
Expenses before reductions	.55%	.51%	.33%	.25%	.25%
Expenses net of fee waivers, if any	.30%	.26%	.08%	.00%	.00%
Expenses net of all reductions	.27%	.25%	.08%	.00%	.00%
Net investment income (loss)	1.87%	1.66%	1.38%	1.86%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 821,211	$ 857,774	$ 920,440	$ 757,540	$ 277,980
Portfolio turnover rate D	29%	38%	48%	13%	20%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amounts do not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

F Amount represents less than $.01 per share.

G Total distributions of $.14 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers International II Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 67,806,615
Gross unrealized depreciation	(81,061,227)
Net unrealized appreciation (depreciation) on securities and other investments	$ (13,254,612)

Tax Cost	$ 833,239,180

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (40,351,217)
Net unrealized appreciation (depreciation)	$ (13,270,168)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (22,399,113)
No expiration
Short-term	(4,620,678)
Long-term	(13,331,426)
Total no expiration	(17,952,104)
Total capital loss carryforward	$ (40,351,217)

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 16,704,645	$ 13,745,688

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $922,803 and a change in net unrealized appreciation (depreciation) of $192,049 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $222,705,909 and $333,289,243, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the period, the total annual management fee rate was .41% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Adviser. Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $742 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2015. During the period, this waiver reduced the Fund's management fee by $ 1,955,189.

Strategic Advisers voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced the Fund's expenses by $1,148.

Commissions paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $187,692 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Advisor Overseas Fund	14%
Fidelity Advisor Global Capital Appreciation Fund	13%
Fidelity International Value Fund	21%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International II Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International II Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The fund designates 29% and 2% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 95% and 94% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International II Fund	04/16/2012	$0.0020	$0.0004
Strategic Advisers International II Fund	12/31/2012	$0.0810	$0.0113

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International II Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with Pyramis Global Advisors, LLC (Pyramis) (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the sub-adviser, Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers International II Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for each period and that the fund had under-performed 70% and 59% of its peers for the one- and three-year periods, respectively, ended December 31, 2011. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.00%.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Strategic Advisers International II Fund

Annual Report

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 29, 2012.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 29, 2012.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2015.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Adviser

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SIL-UANN-0413
1.926363.102

Strategic Advisers®
U.S. Opportunity Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® U.S. Opportunity Fund	12.36%	5.49%	3.99%

A From December 29, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® U.S. Opportunity Fund on December 29, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market IndexSM performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%, with the blue-chip-laden Dow Jones Industrial AverageSM following suit, rising 11.51% and nearing an all-time high by period end. The technology-heavy Nasdaq Composite Index® also hit a multiyear high, despite adding a more modest 7.96%. Elsewhere, gains were broad-based, with seven of the 10 sectors in the S&P 500® posting a double-digit advance, led by telecommunication services and health care, while materials, tech and energy showed single-digit returns. Outside the U.S., foreign developed-markets stocks rose strongly, despite the headwind of a stronger U.S. dollar, with the MSCI® EAFE® Index adding 9.99%.

Comments from Robert Vick, Portfolio Manager of Strategic Advisers® U.S. Opportunity Fund: For the year, Strategic Advisers® U.S. Opportunity Fund (the Fund) rose 12.36%, trailing the 13.56% gain of the Dow Jones U.S. Total Stock Market IndexSM. Relative to the benchmark, sector/industry funds - Fidelity® Select Portfolios® - and exchange-traded funds (ETFs) focused on energy and information technology were the biggest detractors, reflecting the weak performance of these index groups during the period. Specifically, Energy Portfolio, Computers Portfolio, Software and Computer Services Portfolio, Electronics Portfolio and Fidelity Advisor® Technology Fund were among the largest detractors. Elsewhere, despite strong performance in the health care sector, Medical Delivery Portfolio also detracted, in part because its industry underperformed the broad market. Gold Portfolio detracted as well and it was sold from the Fund. On the plus side, sector/industry funds investing in health care, financials and consumer discretionary, which were some of the best-performing sectors in the benchmark, were among the largest contributors. These included: Consumer Finance Portfolio; Insurance Portfolio; Biotechnology Portfolio; Pharmaceuticals Portfolio; Multimedia Portfolio; Construction and Housing Portfolio; and an ETF focused on financials. Industrials Portfolio also was a notable contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Actual	.07%	$ 1,000.00	$ 1,091.90	$ .36
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.45	$ .35

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Advisor Consumer Staples Fund Institutional Class	6.2	3.5
Fidelity Industrials Portfolio	4.8	3.7
Fidelity Advisor Diversified Stock Fund Institutional Class	4.4	5.0
Fidelity Energy Portfolio	3.9	2.9
Financial Select Sector SPDR ETF	3.6	0.4
Fidelity Advisor Mega Cap Stock Fund Institutional Class	3.5	3.6
Fidelity Software & Computer Services Portfolio	2.9	3.4
Fidelity Telecom and Utilities Fund	2.9	3.5
Consumer Discretionary Select Sector SPDR ETF	2.7	0.8
Fidelity Pharmaceuticals Portfolio	2.5	2.9
	37.4
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Large Blend Funds 15.5%	Large Blend Funds 17.6%
Large Growth Funds 1.2%	Large Growth Funds 1.8%
Large Value Funds 3.6%	Large Value Funds 8.8%
Mid-Cap Value Funds 0.5%	Mid-Cap Value Funds 0.5%
Small Blend Funds 0.1%	Small Blend Funds 0.0%
Small Growth Funds 0.6%	Small Growth Funds 0.0%
Small Value Funds 1.6%	Small Value Funds 0.6%
Sector Funds 76.9%	Sector Funds 70.7%
Short-Term Investments and Net Other Assets (Liabilities) 0.0%†	Short-Term Investments and Net Other Assets (Liabilities) 0.0%†

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
† Amount represents less than 0.1%.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Equity Funds - 100.0%
	Shares	Value
Large Blend Funds - 15.5%
American Century Equity Growth Fund	227,375	$ 5,936,750
Fidelity Advisor Diversified Stock Fund Institutional Class (b)	9,477,322	177,415,466
Fidelity Growth & Income Portfolio (b)	2,702,721	61,189,595
Fidelity Large Cap Core Enhanced Index Fund (b)	6,877,774	73,592,186
Fidelity Mega Cap Stock Fund (b)	578,045	7,266,020
Fidelity Advisor Mega Cap Stock Fund Institutional Class (b)	11,034,801	138,376,406
iShares S&P 100 Index ETF	420,800	28,824,800
Oakmark Fund Class I	427,873	22,103,898
Oakmark Select Fund Class I	2,530,779	82,073,153
The Yacktman Fund Service Class	1,097,161	22,667,340
Vanguard Dividend Appreciation ETF	1,800	115,020
TOTAL LARGE BLEND FUNDS		619,560,634
Large Growth Funds - 1.2%
Fidelity OTC Portfolio (b)	400,850	25,301,630
PowerShares QQQ Trust ETF	320,100	21,478,710
TOTAL LARGE GROWTH FUNDS		46,780,340
Large Value Funds - 3.6%
American Century Equity Income Fund Investor Class	36,506	301,543
American Century Income & Growth Fund Investor Class	528,277	15,436,255
BlackRock Equity Dividend Fund Investor A Class	720,420	15,100,011
Fidelity Advisor Equity Income Fund Institutional Class (b)	2,451,468	69,180,431
JPMorgan Value Advantage Fund Select Class	1,030,437	23,442,453
SPDR Dow Jones Industrial Average ETF	127,451	17,878,826
TOTAL LARGE VALUE FUNDS		141,339,519
Mid-Cap Value Funds - 0.5%
JPMorgan Mid Capital Value Fund Select Class	639,423	19,080,386
Sector Funds - 76.9%
Consumer Discretionary Select Sector SPDR ETF	2,095,800	106,215,144
Consumer Staples Select Sector SPDR ETF	743,800	28,316,466
Davis Financial Fund Class A	469,275	15,284,277
Energy Select Sector SPDR ETF	139,600	10,845,524
Fidelity Advisor Consumer Staples Fund Institutional Class (b)	2,884,159	247,806,903
Fidelity Advisor Materials Fund Institutional Class (b)	1,159,676	85,317,365
Fidelity Advisor Real Estate Fund Institutional Class (b)	799,347	16,626,417
Fidelity Advisor Technology Fund Institutional Class (a)(b)	2,140,654	60,751,750
Fidelity Air Transportation Portfolio (b)	15,669	688,977
Equity Funds - continued
	Shares	Value
Sector Funds - continued
Fidelity Banking Portfolio (b)	2,772,703	$ 57,062,237
Fidelity Biotechnology Portfolio (b)	445,547	53,675,069
Fidelity Brokerage & Investment Management Portfolio (b)	1,035,828	57,995,996
Fidelity Chemicals Portfolio (b)	749,315	92,150,793
Fidelity Communications Equipment Portfolio (b)	2,127,779	51,726,312
Fidelity Computers Portfolio (b)	1,019,598	65,774,294
Fidelity Construction & Housing Portfolio (b)	723,528	37,630,675
Fidelity Consumer Discretionary Portfolio (b)	2,480,482	67,965,210
Fidelity Consumer Finance Portfolio (b)	3,088,698	47,473,288
Fidelity Defense & Aerospace Portfolio (b)	353,438	32,420,861
Fidelity Electronics Portfolio (b)	1,024,532	51,042,178
Fidelity Energy Portfolio (b)	2,844,309	155,896,593
Fidelity Energy Service Portfolio (a)(b)	1,321,274	97,800,716
Fidelity Environmental & Alternative Energy Portfolio (b)	301,182	5,457,412
Fidelity Financial Services Portfolio (b)	1,171,978	76,834,908
Fidelity Health Care Portfolio (b)	517,907	74,682,223
Fidelity Industrial Equipment Portfolio (b)	1,095,388	43,366,419
Fidelity Industrials Portfolio (b)	6,752,987	189,353,768
Fidelity Insurance Portfolio (b)	1,138,424	64,673,856
Fidelity IT Services Portfolio (b)	3,543,191	97,544,039
Fidelity Medical Delivery Portfolio (b)	25,539	1,529,816
Fidelity Medical Equipment & Systems Portfolio (b)	2,358,603	72,173,262
Fidelity Multimedia Portfolio (b)	829,559	51,059,362
Fidelity Natural Resources Portfolio (b)	128,941	4,396,900
Fidelity Pharmaceuticals Portfolio (b)	6,270,501	101,143,182
Fidelity Retailing Portfolio (b)	940,358	62,618,430
Fidelity Software & Computer Services Portfolio (b)	1,332,135	117,187,897
Fidelity Telecom and Utilities Fund (b)	6,008,415	116,623,330
Fidelity Telecommunications Portfolio (b)	376,952	19,507,256
Fidelity Transportation Portfolio (b)	22,843	1,319,195
Financial Select Sector SPDR ETF	8,093,400	142,362,906
First Trust Consumer Discretionary AlphaDEX ETF	444,000	10,926,840
First Trust Health Care AlphaDEX ETF	334,800	12,009,276
Industrial Select Sector SPDR ETF	2,429,500	99,536,615
iShares Cohen & Steers Realty Majors ETF	4,700	380,512
iShares Dow Jones U.S. Consumer Services Sector Index ETF	92,500	8,602,500
iShares Dow Jones U.S. Energy Sector Index ETF	347,140	15,388,716
iShares Dow Jones U.S. Financial Sector Index ETF	244,500	15,992,745
iShares Dow Jones U.S. Oil Equipment & Services Index ETF	187,000	10,683,310
iShares Dow Jones U.S. Utilities Sector Index ETF	1,800	167,130
SPDR Oil & Gas Equipment & Services ETF	763,100	29,905,507
SPDR S&P Pharmaceuticals ETF	295,600	18,132,104
Equity Funds - continued
	Shares	Value
Sector Funds - continued
SPDR S&P Retail ETF	966,500	$ 64,842,485
T. Rowe Price Real Estate Fund Advisor Class	1,094,522	23,970,031
Technology Select Sector SPDR ETF	2,531,730	75,015,160
TOTAL SECTOR FUNDS		3,067,854,137
Small Blend Funds - 0.1%
Keeley Small Cap Value Fund Class A	167,898	5,211,551
Small Growth Funds - 0.6%
Brown Capital Management Small Company Fund - Investor Shares	456,193	25,396,280
Small Value Funds - 1.6%
Northern Small Cap Value Fund	1,320,776	23,311,701
Royce Opportunity Fund Service Class	3,249,280	40,973,427
TOTAL SMALL VALUE FUNDS		64,285,128
TOTAL EQUITY FUNDS (Cost $3,417,358,951)		3,989,507,975
Money Market Funds - 0.0%

SSgA US Treasury Money Market Fund, 0% (c) (Cost $247,390)	247,390	247,390
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $3,417,606,341)		3,989,755,365
NET OTHER ASSETS (LIABILITIES) - 0.0%		116,295
NET ASSETS - 100%		$ 3,989,871,660
Security Type Abbreviations
ETF	-	Exchange Traded Fund
Legend
(a) Non-income producing
(b) Affiliated company
(c) The rate quoted is the annualized seven-day yield at period end.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Consumer Staples Fund Institutional Class	$ 61,121,252	$ 203,405,920	$ 35,100,000	$ 3,742,855	$ 247,806,903
Fidelity Advisor Diversified Stock Fund Institutional Class	159,529,332	2,660,821	4,400,000	2,381,059	177,415,466
Fidelity Advisor Equity Income Fund Institutional Class	-	61,781,613	-	1,038,003	69,180,431
Fidelity Advisor Large Cap Fund Institutional Class	481,330	-	452,352	-	-
Fidelity Advisor Materials Fund Institutional Class	7,031,912	86,557,480	10,128,673	346,418	85,317,365
Fidelity Advisor Real Estate Fund Institutional Class	-	21,391,572	5,200,000	31,000	16,626,417
Fidelity Advisor Stock Selector Small Cap Fund Institutional Class	23,933,198	-	24,374,479	-	-
Fidelity Advisor Technology Fund Institutional Class	-	58,898,338	-	-	60,751,750
Fidelity Air Transportation Portfolio	669,564	2,882,324	2,890,000	2,259	688,977
Fidelity Automotive Portfolio	3,590,654	275	3,614,073	-	-
Fidelity Banking Portfolio	53,955,026	10,215,352	14,800,000	715,352	57,062,237
Fidelity Biotechnology Portfolio	40,380,390	68,192,934	66,000,000	-	53,675,069
Fidelity Brokerage & Investment Management Portfolio	17,052,885	52,169,563	16,820,266	519,564	57,995,996
Fidelity Chemicals Portfolio	62,067,137	59,673,448	37,500,000	962,302	92,150,793
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Communications Equipment Portfolio	$ 15,944,775	$ 64,791,512	$ 31,544,962	$ 111,902	$ 51,726,312
Fidelity Computers Portfolio	96,131,601	26,413,156	57,657,346	113,155	65,774,294
Fidelity Construction & Housing Portfolio	21,569,061	18,344,071	8,500,000	69,432	37,630,675
Fidelity Consumer Discretionary Portfolio	55,391,373	16,468,861	7,267,222	274,973	67,965,210
Fidelity Consumer Finance Portfolio	43,061,728	10,786,008	16,800,000	939,497	47,473,288
Fidelity Consumer Staples Portfolio	55,956,206	3,299,093	57,830,270	119,011	-
Fidelity Contrafund	121,057	-	118,416	-	-
Fidelity Defense & Aerospace Portfolio	19,796,909	40,336,571	30,800,000	426,018	32,420,861
Fidelity Dividend Growth Fund	388,886	-	358,029	-	-
Fidelity Electronics Portfolio	62,648,361	64,701,318	78,581,343	1,319	51,042,178
Fidelity Energy Portfolio	92,308,401	82,859,824	25,410,083	1,320,386	155,896,593
Fidelity Energy Service Portfolio	17,469,953	106,822,730	29,400,000	-	97,800,716
Fidelity Environmental & Alternative Energy Portfolio	-	4,919,885	-	43,290	5,457,412
Fidelity Financial Services Portfolio	10,278,367	72,733,843	10,297,816	503,406	76,834,908
Fidelity Gold Portfolio	19,936,821	33,308,435	48,723,326	-	-
Fidelity Growth & Income Portfolio	49,031,913	5,194,599	-	1,122,295	61,189,595
Fidelity Growth Company Fund	386,876	-	404,037	-	-
Fidelity Health Care Portfolio	2,969,300	114,691,503	45,439,484	271,595	74,682,223
Fidelity Industrial Equipment Portfolio	56,535,332	5,410,291	20,702,602	503,352	43,366,419
Fidelity Industrials Portfolio	79,605,928	85,716,941	-	1,456,813	189,353,768
Fidelity Insurance Portfolio	68,614,678	2,831,250	16,600,000	574,990	64,673,856
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity IT Services Portfolio	$ 39,416,064	$ 56,497,736	$ 8,600,000	$ -	$ 97,544,039
Fidelity Large Cap Core Enhanced Index Fund	66,006,802	1,506,635	900,000	1,177,059	73,592,186
Fidelity Leisure Portfolio	45,065,595	4,052,944	47,280,649	52,944	-
Fidelity Medical Delivery Portfolio	56,928,784	46,407,257	97,982,911	5,743	1,529,816
Fidelity Medical Equipment & Systems Portfolio	8,911,147	70,917,721	8,667,239	56,071	72,173,262
Fidelity Mega Cap Stock Fund	13,652,260	94,934	7,000,000	94,934	7,266,020
Fidelity Mega Cap Stock Fund Institutional Class	83,272,966	46,356,683	4,500,000	1,556,683	138,376,406
Fidelity Multimedia Portfolio	20,807,339	19,328,520	-	353,223	51,059,362
Fidelity Natural Gas Portfolio	4,410,215	12,713,937	17,557,496	7,371	-
Fidelity Natural Resources Portfolio	412,191	14,040,170	10,879,576	40,029	4,396,900
Fidelity OTC Portfolio	43,032,752	24,512,822	43,033,966	12,822	25,301,630
Fidelity Pharmaceuticals Portfolio	85,048,285	5,280,048	1,800,000	1,202,048	101,143,182
Fidelity Real Estate Investment Portfolio	442,720	2,426	458,645	908	-
Fidelity Retailing Portfolio	29,378,402	45,725,274	20,000,000	356,334	62,618,430
Fidelity Small Cap Growth Fund	251,782	-	234,681	-	-
Fidelity Software & Computer Services Portfolio	64,037,248	54,424,381	476,794	1,334,356	117,187,897
Fidelity Technology Portfolio	8,977,622	-	8,934,877	-	-
Fidelity Telecom and Utilities Fund	56,732,860	53,388,240	6,200,000	2,512,959	116,623,330
Fidelity Telecommun- ications Portfolio	17,809,110	36,713,019	41,000,000	431,763	19,507,256
Fidelity Transportation Portfolio	245,490	14,229,714	13,000,000	7,665	1,319,195
Fidelity Utilities Portfolio	273,240	5,001,346	5,492,748	1,346	-
Total	$ 1,843,073,080	$ 1,898,653,338	$ 1,051,714,361	$ 26,794,504	$ 2,931,598,623
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $958,945,745)	$ 1,058,156,742
Affiliated issuers (cost $2,458,660,596)	2,931,598,623
Total Investments (cost $3,417,606,341)		$ 3,989,755,365
Cash		5,026,859
Receivable for investments sold		31,226,836
Receivable for fund shares sold		4,435,302
Prepaid expenses		2,350
Other receivables		54,726
Total assets		4,030,501,438

Liabilities
Payable for investments purchased	$ 38,855,043
Payable for fund shares redeemed	1,466,970
Other affiliated payables	179,828
Other payables and accrued expenses	127,937
Total liabilities		40,629,778

Net Assets		$ 3,989,871,660
Net Assets consist of:
Paid in capital		$ 3,339,620,046
Undistributed net investment income		2,044,418
Accumulated undistributed net realized gain (loss) on investments		76,058,172
Net unrealized appreciation (depreciation) on investments		572,149,024
Net Assets, for 369,595,353 shares outstanding		$ 3,989,871,660
Net Asset Value, offering price and redemption price per share ($3,989,871,660 ÷ 369,595,353 shares)		$ 10.80

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 18,745,410
Affiliated issuers		26,794,504
Interest		13
Total income		45,539,927

Expenses
Management fee	$ 8,161,720
Transfer agent fees	1,815,383
Accounting fees and expenses	266,330
Custodian fees and expenses	18,179
Independent trustees' compensation	38,687
Registration fees	203,012
Audit	35,327
Legal	23,930
Interest	2,717
Miscellaneous	121,634
Total expenses before reductions	10,686,919
Expense reductions	(8,671,130)	2,015,789
Net investment income (loss)		43,524,138
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,068,116
Affiliated issuers	51,259,761
Investment not meeting investment restrictions	747
Realized gain distributions from underlying funds:
Unaffiliated issuers	9,382,541
Affiliated issuers	38,580,121
Total net realized gain (loss)		190,291,286
Change in net unrealized appreciation (depreciation) on underlying funds		187,413,859
Net gain (loss)		377,705,145
Net increase (decrease) in net assets resulting from operations		$ 421,229,283

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 43,524,138	$ 22,862,335
Net realized gain (loss)	190,291,286	148,923,737
Change in net unrealized appreciation (depreciation)	187,413,859	(96,667,031)
Net increase (decrease) in net assets resulting from operations	421,229,283	75,119,041
Distributions to shareholders from net investment income	(41,232,149)	(23,138,653)
Distributions to shareholders from net realized gain	(137,602,899)	(123,349,987)
Total distributions	(178,835,048)	(146,488,640)
Share transactions Proceeds from sales of shares	1,189,262,257	783,126,514
Reinvestment of distributions	178,295,213	146,119,501
Cost of shares redeemed	(571,289,552)	(696,314,026)
Net increase (decrease) in net assets resulting from share transactions	796,267,918	232,931,989
Total increase (decrease) in net assets	1,038,662,153	161,562,390

Net Assets
Beginning of period	2,951,209,507	2,789,647,117
End of period (including undistributed net investment income of $2,044,418 and $0, respectively)	$ 3,989,871,660	$ 2,951,209,507
Other Information Shares
Sold	116,356,653	79,845,481
Issued in reinvestment of distributions	17,850,522	15,450,618
Redeemed	(55,592,792)	(71,129,228)
Net increase (decrease)	78,614,383	24,166,871

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2013	2012 E	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.14	$ 10.46	$ 8.42	$ 5.35	$ 9.54
Income from Investment Operations
Net investment income (loss) B	.14	.08	.08	.07	.09
Net realized and unrealized gain (loss)	1.06	.13	2.05	3.07	(4.16)
Total from investment operations	1.20	.21	2.13	3.14	(4.07)
Distributions from net investment income	(.12)	(.08)	(.07)	(.06)	(.10)
Distributions from net realized gain	(.42)	(.45)	(.02)	(.01)	(.03)
Total distributions	(.54)	(.53)	(.09)	(.07)	(.12) F
Net asset value, end of period	$ 10.80	$ 10.14	$ 10.46	$ 8.42	$ 5.35
Total Return A	12.36%	2.40%	25.36%	58.71%	(42.95)%
Ratios to Average Net Assets C
Expenses before reductions	.33%	.29%	.26%	.25%	.25%
Expenses net of fee waivers, if any	.08%	.04%	.01%	.00%	.00%
Expenses net of all reductions	.06%	.03%	.01%	.00%	.00%
Net investment income (loss)	1.34%	.83%	.91%	.91%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,989,872	$ 2,951,210	$ 2,789,647	$ 866,715	$ 272,958
Portfolio turnover rate D	92%	121%	70%	45%	35%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amounts do not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

F Total distributions of $.12 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers U.S. Opportunity Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1

Annual Report

2. Significant Accounting Policies - continued

Security Valuation - continued

in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments. Interest income is accrued as earned. Interest income includes coupon interest.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV and the value of each ETF. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 577,086,193
Gross unrealized depreciation	(5,779,808)
Net unrealized appreciation (depreciation) on securities and other investments	$ 571,306,385

Tax Cost	$ 3,418,448,980

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,755,303
Undistributed long-term capital gain	$ 74,189,926
Net unrealized appreciation (depreciation)	$ 571,306,385

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 87,274,709	$ 36,520,043
Long-term Capital Gains	91,560,339	109,968,597
Total	$ 178,835,048	$ 146,488,640

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares aggregated $3,719,296,332 and $3,010,754,755, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's average net assets. For the period, the total annual management fee rate was .25% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,565 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $11,784,889. The weighted average interest rate was .92%. The interest expense amounted to $2,717 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2015. During the period, this waiver reduced the Fund's management fee by $8,161,720.

Strategic Advisers has voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced the Fund's expenses by $12,423.

Commissions paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $496,987 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Large Cap Core Enhanced Index Fund	35%
Fidelity Industrials Portfolio	22%
Fidelity IT Services Portfolio	21%
Fidelity Insurance Portfolio	21%
Fidelity Consumer Discretionary Portfolio	17%
Fidelity Consumer Finance Portfolio	16%
Fidelity Communications Equipment Portfolio	16%
Fidelity Telecom and Utilities Fund	12%
Fidelity Financial Services Portfolio	12%
Fidelity Industrial Equipment Portfolio	12%
Fidelity Pharmaceuticals Portfolio	11%
Fidelity Consumer Staples Portfolio	11%
Fidelity Banking Portfolio	11%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers U.S. Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers U.S. Opportunity Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers U.S. Opportunity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 19, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers U.S. Opportunity Fund voted to pay on April 15, 2013, to shareholders of record at the opening of business on April 12, 2013, a distribution of $0.206 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.006 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $129,167,156, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 51% of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers U.S. Opportunity Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers U.S. Opportunity Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and in the first quartile for the three- and five-year periods and that the fund had under-performed 58% and out-performed 90% and 84% of its peers for the one, three-, and five-year periods, respectively, ended December 31, 2011. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period and higher than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.95%.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 1% means that 99% of the funds in the Total Mapped Group had higher management fees than the fund. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Strategic Advisers U.S. Opportunity Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 29, 2012.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 29, 2012.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2015.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SUO-UANN-0413
1.926371.102

Strategic Advisers®
U.S. Opportunity II Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® U.S. Opportunity II Fund	13.25%	5.66%	4.45%

A From March 8, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® U.S. Opportunity II Fund on March 8, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market IndexSM performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%, with the blue-chip-laden Dow Jones Industrial AverageSM following suit, rising 11.51% and nearing an all-time high by period end. The technology-heavy Nasdaq Composite Index® also hit a multiyear high, despite adding a more modest 7.96%. Elsewhere, gains were broad-based, with seven of the 10 sectors in the S&P 500® posting a double-digit advance, led by telecommunication services and health care, while materials, tech and energy showed single-digit returns. Outside the U.S., foreign developed-markets stocks rose strongly, despite the headwind of a stronger U.S. dollar, with the MSCI® EAFE® Index adding 9.99%.

Comments from Robert Vick, Portfolio Manager of Strategic Advisers® U.S. Opportunity II Fund: For the year, Strategic Advisers® U.S. Opportunity II Fund (the Fund) rose 13.25%, slightly underperforming the 13.56% gain of the Dow Jones U.S. Total Stock Market IndexSM. Relative to the benchmark, sector/industry funds - Fidelity® Select Portfolios® - focused on energy and information technology were the biggest detractors, reflecting the weak performance of these index groups during the period. Specifically, Energy Portfolio, Energy Service Portfolio, Computers Portfolio, Software and Computer Services Portfolio and Fidelity Advisor® Technology Fund were meaningful underperformers. Elsewhere, Gold Portfolio also hurt performance, as shares of gold-mining companies significantly lagged the index. I sold this position during the period. Medical Delivery Portfolio disappointed, in part because its industry underperformed the broad market, and it also was sold from the Fund. On the plus side, sector/industry funds investing in health care, financials, consumer discretionary and consumer staples, which were some of the best-performing sectors in the benchmark, were among the largest contributors. These included: Brokerage and Investment Management Portfolio; Insurance Portfolio; Construction and Housing Portfolio; Consumer Finance Portfolio; Health Care Portfolio; Fidelity Advisor® Consumer Staples Fund; and Multimedia Portfolio. Industrials Portfolio also was a notable contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Actual	.02%	$ 1,000.00	$ 1,097.20	$ .10
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.70	$ .10

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Advisor Mega Cap Stock Fund Institutional Class	9.9	9.9
Fidelity Advisor Diversified Stock Fund Institutional Class	8.9	8.9
Fidelity Industrials Portfolio	8.8	3.8
Fidelity Advisor Technology Fund Institutional Class	5.9	3.4
Fidelity Energy Service Portfolio	5.8	3.2
Fidelity Advisor Consumer Staples Fund Institutional Class	5.7	7.3
Fidelity Consumer Discretionary Portfolio	5.1	3.1
Fidelity Software & Computer Services Portfolio	3.9	4.1
Fidelity Large Cap Core Enhanced Index Fund	3.5	3.5
Fidelity Financial Services Portfolio	3.2	0.3
	60.7
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Large Blend Funds 23.5%	Large Blend Funds 23.5%
Large Growth Funds 1.4%	Large Growth Funds 0.5%
Large Value Funds 3.2%	Large Value Funds 3.8%
Sector Funds 71.9%	Sector Funds 72.2%
Net Other Assets (Liabilities) 0.0%†	Net Other Assets (Liabilities) 0.0%†

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
† Amount represents less than 0.1%

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Equity Funds - 100.0%
	Shares	Value
Large Blend Funds - 23.5%
Fidelity Advisor Diversified Stock Fund Institutional Class	3,050,008	$ 57,096,141
Fidelity Growth & Income Portfolio	359,228	8,132,928
Fidelity Large Cap Core Enhanced Index Fund	2,106,972	22,544,597
Fidelity Advisor Mega Cap Stock Fund Institutional Class	5,085,379	63,770,650
TOTAL LARGE BLEND FUNDS		151,544,316
Large Growth Funds - 1.4%
Fidelity New Millennium Fund	193,696	6,271,874
Fidelity OTC Portfolio	48,380	3,053,737
TOTAL LARGE GROWTH FUNDS		9,325,611
Large Value Funds - 3.2%
Fidelity Advisor Equity Income Fund Institutional Class	386,564	10,908,828
Fidelity Large Cap Value Enhanced Index Fund	1,069,921	9,511,600
TOTAL LARGE VALUE FUNDS		20,420,428
Sector Funds - 71.9%
Fidelity Advisor Consumer Staples Fund Institutional Class	425,798	36,584,575
Fidelity Advisor Materials Fund Institutional Class	74,165	5,456,323
Fidelity Advisor Real Estate Fund Institutional Class	743,724	15,469,455
Fidelity Advisor Technology Fund Institutional Class (a)	1,327,574	37,676,549
Fidelity Banking Portfolio	650,687	13,391,144
Fidelity Biotechnology Portfolio	63,492	7,648,836
Fidelity Brokerage & Investment Management Portfolio	291,598	16,326,578
Fidelity Chemicals Portfolio	18,456	2,269,713
Fidelity Communications Equipment Portfolio	259,313	6,303,896
Fidelity Computers Portfolio	4,535	292,531
Fidelity Construction & Housing Portfolio	163,616	8,509,645
Fidelity Consumer Discretionary Portfolio	1,208,538	33,113,940
Fidelity Consumer Finance Portfolio	202,267	3,108,848
Fidelity Defense & Aerospace Portfolio	2,824	259,006
Fidelity Electronics Portfolio	180,948	9,014,830
Fidelity Energy Portfolio	122,407	6,709,104
Fidelity Energy Service Portfolio (a)	503,374	37,259,772
Fidelity Financial Services Portfolio	312,862	20,511,254
Fidelity Health Care Portfolio	112,988	16,292,839
Fidelity Industrial Equipment Portfolio	76,927	3,045,522
Fidelity Industrials Portfolio	2,020,290	56,648,933
Fidelity Insurance Portfolio	315,424	17,919,240
Fidelity IT Services Portfolio	485,599	13,368,532
Equity Funds - continued
	Shares	Value
Sector Funds - continued
Fidelity Leisure Portfolio	19,915	$ 2,156,747
Fidelity Medical Equipment & Systems Portfolio	574,199	17,570,479
Fidelity Multimedia Portfolio	151,597	9,330,805
Fidelity Pharmaceuticals Portfolio	686,496	11,073,179
Fidelity Retailing Portfolio	204,581	13,623,060
Fidelity Software & Computer Services Portfolio	288,341	25,365,334
Fidelity Telecom and Utilities Fund	646,829	12,554,944
Fidelity Telecommunications Portfolio	65,294	3,378,946
Fidelity Wireless Portfolio	47,237	406,235
TOTAL SECTOR FUNDS		462,640,794
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $538,361,412)		643,931,149
NET OTHER ASSETS (LIABILITIES) - 0.0%		(26,777)
NET ASSETS - 100%		$ 643,904,372
Legend
(a) Non-income producing
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in affiliated securities, at value (cost $538,361,412) - See accompanying schedule		$ 643,931,149
Cash		1
Receivable for investments sold		1,900,000
Receivable for fund shares sold		291,366
Prepaid expenses		482
Total assets		646,122,998

Liabilities
Payable for investments purchased	$ 1,933,552
Payable for fund shares redeemed	257,814
Other affiliated payables	5,079
Other payables and accrued expenses	22,181
Total liabilities		2,218,626

Net Assets		$ 643,904,372
Net Assets consist of:
Paid in capital		$ 525,218,254
Undistributed net investment income		338,358
Accumulated undistributed net realized gain (loss) on investments		12,778,023
Net unrealized appreciation (depreciation) on investments		105,569,737
Net Assets, for 55,754,389 shares outstanding		$ 643,904,372
Net Asset Value, offering price and redemption price per share ($643,904,372 ÷ 55,754,389 shares)		$ 11.55

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends: Affiliated issuers		$ 6,861,346

Expenses
Management fee	$ 1,491,807
Accounting fees and expenses	58,004
Custodian fees and expenses	8,650
Independent trustees' compensation	7,129
Registration fees	26,523
Audit	29,486
Legal	4,659
Miscellaneous	12,756
Total expenses before reductions	1,639,014
Expense reductions	(1,492,956)	146,058
Net investment income (loss)		6,715,288
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Affiliated issuers	25,610,322
Realized gain distributions from underlying funds:
Affiliated issuers	10,413,298
Total net realized gain (loss)		36,023,620
Change in net unrealized appreciation (depreciation) on underlying funds		34,814,294
Net gain (loss)		70,837,914
Net increase (decrease) in net assets resulting from operations		$ 77,553,202

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,715,288	$ 4,842,088
Net realized gain (loss)	36,023,620	29,404,944
Change in net unrealized appreciation (depreciation)	34,814,294	(11,435,995)
Net increase (decrease) in net assets resulting from operations	77,553,202	22,811,037
Distributions to shareholders from net investment income	(6,330,673)	(4,059,688)
Distributions to shareholders from net realized gain	(15,204,436)	(1,739,867)
Total distributions	(21,535,109)	(5,799,555)
Share transactions Proceeds from sales of shares	110,908,027	108,246,001
Reinvestment of distributions	21,410,453	5,767,039
Cost of shares redeemed	(147,642,026)	(112,604,499)
Net increase (decrease) in net assets resulting from share transactions	(15,323,546)	1,408,541
Total increase (decrease) in net assets	40,694,547	18,420,023

Net Assets
Beginning of period	603,209,825	584,789,802
End of period (including undistributed net investment income of $338,358 and undistributed net investment income of $0, respectively)	$ 643,904,372	$ 603,209,825
Other Information Shares
Sold	10,267,491	11,225,352
Issued in reinvestment of distributions	2,010,371	598,241
Redeemed	(13,553,089)	(11,405,253)
Net increase (decrease)	(1,275,227)	418,340

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2013	2012 E	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.58	$ 10.33	$ 8.24	$ 5.25	$ 9.53
Income from Investment Operations
Net investment income (loss) B	.12	.08	.06	.07	.10
Net realized and unrealized gain (loss)	1.25	.27	2.12	2.99	(4.27)
Total from investment operations	1.37	.35	2.18	3.06	(4.17)
Distributions from net investment income	(.12)	(.07)	(.07)	(.06)	(.10)
Distributions from net realized gain	(.28)	(.03)	(.02)	(.01)	(.01)
Total distributions	(.40)	(.10)	(.09)	(.07)	(.11)
Net asset value, end of period	$ 11.55	$ 10.58	$ 10.33	$ 8.24	$ 5.25
Total Return A	13.25%	3.48%	26.53%	58.31%	(43.90)%
Ratios to Average Net Assets C
Expenses before reductions	.27%	.27%	.27%	.25%	.25%
Expenses net of fee waivers, if any	.02%	.02%	.02%	.00%	.00%
Expenses net of all reductions	.02%	.02%	.02%	.00%	.00%
Net investment income (loss)	1.13%	.85%	.72%	.94%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 643,904	$ 603,210	$ 584,790	$ 507,102	$ 271,774
Portfolio turnover rate D	98%	112%	91%	48%	130%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amounts do not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers U.S. Opportunity II Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated mutual funds (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 105,294,275
Gross unrealized depreciation	(855,208)
Net unrealized appreciation (depreciation) on securities and other investments	$ 104,439,067

Tax Cost	$ 539,492,082

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,168,929
Undistributed long-term capital gain	$ 13,078,121
Net unrealized appreciation (depreciation)	$ 104,439,067

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 11,687,396	$ 5,799,555
Long-term Capital Gains	9,847,713	-
Total	$ 21,535,109	$ 5,799,555

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares aggregated $586,104,083 and $605,833,292, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's average net assets. For the period, the total annual management fee rate was .25% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, there were no transfer agent fees paid by the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2015. During the period, this waiver reduced the Fund's management fee by $1,491,807.

Strategic Advisers voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, the reimbursement reduced the Fund's expenses by $1,149.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 11% of the total outstanding shares of Fidelity Large Cap Core Enhanced Index Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers U.S. Opportunity II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers U.S. Opportunity II Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers U.S. Opportunity II Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-
present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-
2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers U.S. Opportunity II Fund voted to pay on April 15, 2013, to shareholders of record at the opening of business on April 12, 2013, a distribution of $0.251 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.007 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $22,925,835, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 59% of the dividends distributed in December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 62% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers U.S. Opportunity II Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.
Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers U.S. Opportunity II Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and in the first quartile for the three-year period and that the fund had under-performed 53% and out-performed 91% of its peers for the one- and three-year periods, respectively, ended December 31, 2011. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period and higher than its benchmark for the three-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.95%.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 1% means that 99% of the funds in the Total Mapped Group had higher management fees than the fund. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Strategic Advisers U.S. Opportunity II Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 29, 2012.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 29, 2012.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2015.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SUI-UANN-0413
1.926365.102

Strategic Advisers® Emerging Markets Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2013

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Life of fund A
Strategic Advisers® Emerging Markets Fund	3.63%	2.24%

A From September 30, 2010.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund on September 30, 2010, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: For the 12 months ending February 28, 2013, international equities cast off an early-period drubbing and rebounded to finish in positive territory, as debt woes in the eurozone subsided and central banks around the world continued with monetary easing. Foreign developed- and emerging-markets stocks, as measured by the MSCI® ACWI® (All Country World Index) ex USA Index, rose 6.80% for the year, fueled in part by stabilization in the eurozone and improving U.S. economic data, but held back by a stronger U.S. dollar. International stocks were hard hit through May, amid fear of global debt contagion and an economic slowdown in China. Markets reversed course in the summer and never looked back, fueled by news that European Central Bank officials would do "whatever it takes" to save the euro. Within the MSCI index, several European countries had double-digit gains, with Switzerland (+23%) and Sweden (+15%) posting strong returns, while larger economies such as Germany (+11%), France (+10%) and the U.K. (+7%) - the biggest market weighting in the index - also fared well. Countries plagued by slowing or stagnant economies had mixed results, including Greece (+9%), Spain (+2%) and Italy (-3%). Asia-Pacific ex Japan (+15%) outpaced the index, while Japan (+5%) was especially hurt by currency fluctuations. Canada and the more-volatile emerging markets saw only modest to flat gains.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® Emerging Markets Fund: For the year, Strategic Advisers® Emerging Markets Fund (the Fund) rose 3.63%, outpacing the 0.62% return of the MSCI® Emerging Markets Index. Relative to the MSCI benchmark, core manager Aberdeen Emerging Markets Fund was the top contributor, thanks to strong security selection in financials and energy, favorable positioning in Mexico and overweighted exposure to the strong-performing Turkish market. Sub-adviser Acadian Asset Management - which we added in September as part of our transition from Acadian Emerging Markets Portfolio - also significantly aided relative results, led by stock picks in energy, industrials and materials, along with beneficial positioning in Turkey and Poland. Lazard Emerging Markets Equity Portfolio, the Fund's largest manager allocation, on average, was another notable contributor, due to helpful positioning in energy and consumer staples, solid stock choices in telecommunication services and an overweighting in Turkey. On the downside, GMO Emerging Markets Fund was the primary detractor, due to adverse security selection in information technology and financials, along with significant exposure to underperforming cyclical areas of the market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Actual	.17%	$ 1,000.00	$ 1,127.10	$ .90
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,023.95	$ .85

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Aberdeen Emerging Markets Institutional Fund	14.5	13.0
Lazard Emerging Markets Equity Portfolio Institutional Class	14.2	14.9
GMO Emerging Markets Fund - Class V	13.6	14.0
T. Rowe Price Emerging Markets Stock Fund	10.5	12.3
Fidelity Emerging Markets Fund	10.0	10.8
SSgA Emerging Markets Fund	5.1	6.3
Eaton Vance Parametric Structured Emerging Markets Fund Class A	5.0	4.9
Oppenheimer Developing Markets Fund Class A	5.0	4.9
Invesco Developing Markets Fund Class A	5.0	4.9
iShares FTSE/Xinhua China 25 Index ETF	1.4	0.0
	84.3
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Emerging Markets Funds 84.3%	Emerging Markets Funds 98.8%
Common Stocks 14.4%	Common Stocks 0.0%
Europe Stock Funds 0.3%	Europe Stock Funds 0.3%
Short-Term Investments and Net Other Assets (Liabilities) 1.0%	Short-Term Investments and Net Other Assets (Liabilities) 0.9%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 13.8%
	Shares	Value
CONSUMER DISCRETIONARY - 1.1%
Auto Components - 0.0%
ATLASBX Co. Ltd.	1,967	$ 55,145
INZI Controls Co. Ltd.	14,050	87,590
S&T Motiv Co. Ltd.	2,050	44,900
		187,635
Automobiles - 0.5%
Hyundai Motor Co.	20,714	4,164,384
Kia Motors Corp.	49,240	2,538,401
Qingling Motors Co. Ltd. (H Shares)	140,000	38,269
Tata Motors Ltd. sponsored ADR	64,380	1,747,273
UMW Holdings Bhd	66,700	276,115
		8,764,442
Distributors - 0.1%
Imperial Holdings Ltd.	91,992	2,112,334
Hotels, Restaurants & Leisure - 0.0%
Shanghai Jin Jiang International Hotel Co. Ltd. (H Shares)	272,000	48,749
Household Durables - 0.0%
Corporacion Geo SAB de CV Series B (a)	99,600	82,801
Rodobens Negocios Imobiliarios SA	6,300	44,145
TCL Multimedia Technology Holdings Ltd.	342,000	270,316
Vestel Elektonik Sanayi ve Ticaret A/S (a)	25,322	26,183
		423,445
Media - 0.4%
Benpres Holdings Corp.	3,017,800	556,790
CJ E&M Corp. (a)	56,063	1,938,822
Daekyo Co. Ltd.	7,670	45,128
Grupo Televisa SA de CV (CPO) sponsored ADR	123,902	3,324,291
Hyundai Hy Communications & Networks Co. Ltd. (a)	268,010	1,329,730
Media Prima Bhd	79,900	56,332
PT Global Mediacom Tbk	1,392,000	331,308
SinoMedia Holding Ltd.	114,000	60,560
		7,642,961
Multiline Retail - 0.0%
Woolworths Holdings Ltd.	81,900	587,284
Textiles, Apparel & Luxury Goods - 0.1%
Aksa Akrilik Kimya Sanayii	96,089	272,426
China Great Star International Ltd.	33,559	42,709
Grendene SA	71,000	657,846
Hansae Yes24 Holdings Co. Ltd.	30,150	191,852
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Huvis Corp. (a)	52,990	$ 522,887
Weiqiao Textile Co. Ltd. (H Shares)	352,000	183,362
		1,871,082
TOTAL CONSUMER DISCRETIONARY		21,637,932
CONSUMER STAPLES - 0.7%
Beverages - 0.4%
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	152,479	6,767,018
Hitejinro Holdings Co. Ltd.	5,900	88,145
Pepsi-Cola Products Philippines, Inc. (a)	2,298,100	367,470
		7,222,633
Food & Staples Retailing - 0.0%
Shanghai Friendship Group, Inc. (B Shares)	57,700	79,626
Food Products - 0.2%
Chaoda Modern Agriculture ADR (a)	1,134	2,665
China Green (Holdings) Ltd. (a)	237,000	47,366
Global Bio-Chem Technology Group Co. Ltd.	200,000	22,951
Gruma SAB de CV Series B (a)	220,800	778,233
JBS SA (a)	243,700	844,590
Kulim Malaysia Bhd	403,700	467,407
Marfrig Frigor E Com de Alabama SA (a)	420,000	2,090,027
Pinar Entegre Et ve Un Sanayi AS	6,573	26,309
Samyang Holdings Corp.	785	50,241
		4,329,789
Personal Products - 0.1%
AMOREPACIFIC Group, Inc.	1,260	490,358
China King-highway Holdings Ltd.	157,740	389,131
Real Nutriceutical Group Ltd.	242,000	70,207
		949,696
TOTAL CONSUMER STAPLES		12,581,744
ENERGY - 1.7%
Energy Equipment & Services - 0.0%
Honghua Group Ltd.	713,000	349,348
Oil, Gas & Consumable Fuels - 1.7%
Bangchak Petroleum PCL NVDR	724,300	943,257
China Petroleum & Chemical Corp. (H Shares)	3,880,000	4,405,660
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Cosan Ltd. Class A	101,029	$ 2,077,156
Cosan SA Industria e Comercio	155,400	3,663,213
Gazprom Neft sponsored:
ADR	3,664	82,806
ADR	14,985	339,710
Grupa Lotos SA (a)	74,514	979,620
Lukoil Oil Co. sponsored ADR (United Kingdom)	98,257	6,357,228
Petrobras Energia SA sponsored ADR	22,142	102,739
PetroChina Co. Ltd. (H Shares)	2,802,000	3,840,201
Polski Koncern Naftowy Orlen SA (a)	226,321	3,821,642
PT Garda Tujuh Buana Tbk (a)	128,000	78,812
PTT PCL NVDR	18,800	221,139
Surgutneftegaz JSC sponsored ADR	163,037	1,539,069
Tatneft OAO sponsored ADR	49,644	2,065,190
Thai Oil PCL NVDR	397,600	935,372
		31,452,814
TOTAL ENERGY		31,802,162
FINANCIALS - 4.1%
Capital Markets - 0.1%
A.F.P. Provida SA sponsored ADR	1,621	167,936
Daishin Securities Co. Ltd.	35,700	340,752
Is Yatirim Menkul Degerler A/S	30,027	27,876
Meritz Securities Co. Ltd.	48,980	63,012
		599,576
Commercial Banks - 3.3%
Agricultural Bank of China Ltd. (H Shares)	3,781,000	1,950,075
Banco do Brasil SA	305,400	4,063,977
Bangkok Bank Public Co. Ltd.	143,500	1,118,871
Bangkok Bank Public Co. Ltd. NVDR	152,000	1,118,736
Bank Communications Co. Ltd. (H Shares)	682,000	539,930
Bank of China Ltd. (H Shares)	14,173,000	6,688,481
BIMB Holdings Bhd	35,500	35,591
China CITIC Bank Corp. Ltd. (H Shares)	3,026,000	1,943,045
China Construction Bank Corp. (H Shares)	9,128,000	7,532,518
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	92,000	51,601
DGB Financial Group Co. Ltd.	16,230	243,222
Grupo Financiero Banorte S.A.B. de CV Series O	684,600	5,086,546
GSD Holding A/S (a)	135,167	63,870
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Hana Financial Group, Inc.	29,040	$ 1,081,953
ICICI Bank Ltd. sponsored ADR	58,131	2,436,852
Industrial & Commercial Bank of China Ltd. (H Shares)	4,675,000	3,357,542
Kasikornbank PCL NVDR	501,400	3,572,401
KB Financial Group, Inc.	34,710	1,254,975
Komercni Banka A/S	246	50,063
Krung Thai Bank PCL:
(For. Reg.)	1,062,700	910,733
NVDR	4,313,400	3,696,579
Philippine National Bank (a)	39,950	102,013
PT Bank Bukopin Tbk	834,000	67,317
PT Bank Jabar Banten Tbk	2,658,500	335,630
PT Bank PAN Indonesia Tbk (a)	784,500	69,004
RHB Capital Bhd	454,000	1,152,601
Security Bank Corp.	250,130	1,087,281
Shinhan Financial Group Co. Ltd.	3,770	148,108
Thanachart Capital PCL:
(For. Reg.)	537,100	812,284
NVDR	594,500	899,093
TISCO Financial Group PCL NVDR	31,900	57,893
Turkiye Halk Bankasi A/S	305,439	3,022,383
Turkiye Is Bankasi A/S Series C	1,203,804	4,296,312
Turkiye Vakiflar Bankasi TAO	1,151,019	3,532,048
Woori Finance Holdings Co. Ltd.	46,740	566,819
		62,946,347
Consumer Finance - 0.0%
Krungthai Card PCL NVDR	205,800	274,930
Diversified Financial Services - 0.1%
FirstRand Ltd.	339,709	1,162,587
Meritz Financial Holdings Co. (a)	4,270	15,476
Metro Pacific Investments Corp.	1,047,000	133,934
		1,311,997
Insurance - 0.5%
Allianz Malaysia Bhd	31,000	74,391
Liberty Holdings Ltd.	149,800	1,935,980
LIG Insurance Co. Ltd.	39,260	845,410
Lotte Non-Life Insurnce Co. Ltd. (a)	16,320	52,225
MMI Holdings Ltd.	902,952	2,238,749
MNRB Holdings Bhd	36,000	29,689
Porto Seguro SA	314,100	4,165,467
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
PT Panin Life Tbk (a)	2,282,500	$ 48,421
Syarikat Takaful Malaysia Bhd	93,600	172,546
Tong Yang Life Insurance Co. Ltd.	5,460	55,388
		9,618,266
Real Estate Investment Trusts - 0.0%
Torunlar Gayrimenkul Yatirim Ortakligi AS	69,287	122,870
Real Estate Management & Development - 0.1%
Greentown China Holdings Ltd.	63,000	122,335
Jiangsu Future Land Co. Ltd. (B Shares)	615,000	564,570
KLCC Property Holdings Bhd	163,800	346,454
Korea Real Estate Investment Trust Co. (a)	177,189	227,134
LBS Bina Group Bhd	190,300	52,313
PT Agung Podomoro Land Tbk	6,544,500	308,143
PT Intiland Development Tbk	1,614,000	85,180
PT Kawasan Industri Jababeka Tbk (a)	2,298,500	61,842
PT Lippo Cikarang Tbk (a)	454,500	189,306
Sao Carlos Empreen E Part SA	2,000	50,318
Sunac China Holdings Ltd.	189,000	146,461
Vista Land & Lifescapes, Inc.	1,565,800	211,084
		2,365,140
TOTAL FINANCIALS		77,239,126
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.0%
Top Glove Corp. Bhd	132,500	235,257
Health Care Providers & Services - 0.0%
Faber Group Bhd	107,700	50,854
Profarma Distribuidora de Produtos Farmaceuticos SA	10,400	94,522
		145,376
Pharmaceuticals - 0.2%
Chong Kun Dang Pharmaceutical Corp.	27,500	1,250,288
Daewoong Pharmaceutical Co. Ltd.	7,416	379,571
Dong Wha Pharm Co. Ltd.	45,710	254,190
Dr. Reddy's Laboratories Ltd. sponsored ADR	31,763	1,035,474
Egis Rt.	5,018	416,264
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Green Cross Holdings Corp.	3,160	$ 42,401
Korea United Pharm, Inc.	11,250	131,242
		3,509,430
TOTAL HEALTH CARE		3,890,063
INDUSTRIALS - 0.7%
Airlines - 0.3%
Turk Hava Yollari AO (a)	1,140,065	4,727,957
Building Products - 0.0%
Vanachai Group PCL NVDR	258,900	36,718
Commercial Services & Supplies - 0.0%
China Stationery Ltd.	102,400	17,883
Ipek Dogal Enerji Kaynaklari Ve Uretim AS (a)	54,043	155,022
KTIS Corp.	15,400	57,944
		230,849
Construction & Engineering - 0.0%
EEI Corp.	217,000	67,476
Mudajaya Group Bhd	111,000	87,951
PT Adhi Karya Persero Tbk	383,000	102,057
PT Surya Semesta Internusa Tbk	1,027,500	159,492
		416,976
Electrical Equipment - 0.0%
DONGYANG E&P, Inc.	21,665	338,656
Korea Electric Terminal Co. Ltd.	4,710	127,268
		465,924
Industrial Conglomerates - 0.3%
Alarko Holding AS	34,732	104,263
Alfa SA de CV Series A	907,000	2,208,426
Cahya Mata Sarawak Bhd	45,500	45,323
CJ Corp.	8,996	1,240,283
GRUP KUO, S.A.B. de CV Series B	55,100	138,844
Turk Sise ve Cam Fabrikalari A/S	756,159	1,235,849
Yazicilar Holding A/S	8,682	92,909
		5,065,897
Machinery - 0.0%
CB Industrial Product Holding Bhd	34,900	28,669
Shanghai Shangling Electric Appliances Co. Ltd. (B Shares)	240,500	283,550
		312,219
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Marine - 0.0%
Sun Kwang Co. Ltd.	2,567	$ 56,105
Transportation Infrastructure - 0.1%
Airports of Thailand PCL (depositary receipt)	320,400	1,270,617
Bangkok Expressway PCL NVDR	124,800	180,353
Grupo Aeroportuario del Pacifico SA de CV:
Series B	7,900	48,862
sponsored ADR	3,569	221,100
PT Citra Marga Nusaphala Persada Tbk	451,000	84,007
Sebang Co. Ltd.	4,450	70,381
		1,875,320
TOTAL INDUSTRIALS		13,187,965
INFORMATION TECHNOLOGY - 2.3%
Communications Equipment - 0.0%
BYD Electronic International Co. Ltd.	162,000	58,487
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	6,986	8,453
China Wireless Technologies Ltd.	428,000	114,787
Humax Co. Ltd.	4,905	58,352
		240,079
Computers & Peripherals - 0.0%
Bematech Industria e Comercio de Equipamentos Eletronicos SA	38,900	176,282
Electronic Equipment & Components - 0.4%
Daeduck GDS Co. Ltd.	3,140	55,309
Daou Data Corp.	29,550	93,472
Delta Electronics PCL NVDR	59,800	76,370
Hon Hai Precision Industry Co. Ltd. (Foxconn) GDR (Reg. S)	238,996	1,341,963
INTOPS Co. Ltd.	21,141	623,887
INZI Display Co. Ltd.	313,297	933,231
LG Display Co. Ltd. (a)	118,590	3,314,184
Sam Young Electronics Co. Ltd.	4,410	34,854
Samsung SDI Co. Ltd.	13,117	1,681,433
		8,154,703
Internet Software & Services - 0.1%
Daou Technology, Inc.	63,960	1,038,129
SBS Contents Hub Co. Ltd.	4,221	53,719
		1,091,848
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 0.0%
CSU Cardsystem SA	20,600	$ 48,810
Infosys Ltd. sponsored ADR	3,330	179,587
Wipro Ltd. sponsored ADR	38,246	367,162
WNS Holdings Ltd. sponsored ADR (a)	3,776	53,091
		648,650
Office Electronics - 0.0%
Sindoh Co. Ltd.	8,382	502,448
Semiconductors & Semiconductor Equipment - 1.7%
Advanced Semiconductor Engineering, Inc. sponsored ADR	477,903	1,973,739
AnaPass, Inc.	8,011	98,258
Apollo Solar Energy Technology Holdings Ltd. (a)	9,444,000	584,496
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	1,834	19,899
e-LITECOM Co. Ltd.	10,641	159,465
Himax Technologies, Inc. sponsored ADR	147,462	474,828
Samsung Electronics Co. Ltd.	11,153	15,880,687
Silicon Motion Technology Corp. sponsored ADR	139,401	1,820,577
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	564,686	10,305,520
		31,317,469
Software - 0.1%
Changyou.com Ltd. (A Shares) ADR	28,557	850,999
KongZhong Corp. sponsored ADR (a)	4,009	24,736
Perfect World Co. Ltd. sponsored ADR Class B	10,672	121,234
Shanda Games Ltd. sponsored ADR (a)	17,515	53,421
		1,050,390
TOTAL INFORMATION TECHNOLOGY		43,181,869
MATERIALS - 1.1%
Chemicals - 0.1%
Gubre Fabrikalari TAS (a)	20,121	202,457
Hanwha Corp.	17,320	557,447
Kolon Corp.	1,780	27,906
Kunsul Chemical Industrial Co. Ltd.	2,980	61,834
PTT Global Chemical PCL NVDR	258,300	685,446
Soda Sanayii AS	20,816	27,194
Taekwang Industrial Co. Ltd.	168	160,354
		1,722,638
Construction Materials - 0.2%
Asia Cement (China) Holdings Corp.	103,500	55,924
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Construction Materials - continued
CEMEX SA de CV sponsored ADR	395,082	$ 4,243,181
Eternit SA	38,500	167,078
TPI Polene PCL	787,700	391,798
TPI Polene PCL NVDR	127,000	63,169
		4,921,150
Containers & Packaging - 0.0%
Bio Pappel SAB de CV (a)	103,900	166,457
Tailim Packaging Industries Co. Ltd.	27,430	48,316
		214,773
Metals & Mining - 0.7%
Dongil Industries Co. Ltd.	1,940	97,863
Grupo Mexico SA de CV Series B	1,120,500	4,404,910
Grupo Simec SA de CV (a)	101,100	431,581
Grupo Simec SA de CV Series B sponsored ADR (a)	3,283	42,252
Husteel Co. Ltd.	12,640	282,093
Industrias CH SA de CV (a)	114,600	936,045
KGHM Polska Miedz SA (Bearer)	50,195	2,854,789
KISCO Corp.	3,180	84,753
KISWIRE Ltd.	1,630	44,345
KOZA, Inc. (a)	92,213	246,571
Lanna Resources PCL	35,600	28,954
Ternium SA sponsored ADR	153,956	3,100,674
		12,554,830
Paper & Forest Products - 0.1%
Duratex SA	32,000	267,556
Hankuk Paper Manufacturing Co. Ltd.	3,240	71,711
Hansol Paper Co. Ltd.	66,290	663,297
Mondi Ltd.	3,296	41,829
Sappi Ltd. (a)	75,463	238,584
		1,282,977
TOTAL MATERIALS		20,696,368
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.5%
China Telecom Corp. Ltd. (H Shares)	2,910,000	1,507,881
KT Corp.	120,050	3,941,399
PT Telkomunikasi Indonesia Tbk sponsored ADR	29,732	1,321,885
Telecom Argentina SA Class B sponsored ADR	6,143	75,497
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica Brasil SA sponsored ADR	92,555	$ 2,439,750
Telkom SA Ltd. (a)	117,986	198,947
		9,485,359
Wireless Telecommunication Services - 0.7%
Advanced Information Service PCL NVDR	287,500	2,000,084
China Mobile Ltd.	116,000	1,274,527
MTN Group Ltd.	237,684	4,629,807
TIM Participacoes SA sponsored ADR	76,714	1,669,297
Total Access Communication PCL NVDR	636,000	1,822,181
Turkcell Iletisim Hizmet A/S (a)	53,089	352,307
VimpelCom Ltd. sponsored ADR	200,434	2,393,182
		14,141,385
TOTAL TELECOMMUNICATION SERVICES		23,626,744
UTILITIES - 0.7%
Electric Utilities - 0.4%
Centrais Eletricas Brasileiras SA (Electrobras) sponsored ADR	38,274	133,576
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	45,519	541,676
Companhia Energetica do Ceara	900	20,006
Enersis SA:
rights 3/21/13 (a)	38,885	7,777
sponsored ADR	77,153	1,434,274
Polska Grupa Energetyczna SA	93,727	478,783
Tauron Polska Energia SA	428,174	592,964
Tenaga Nasional Bhd	2,003,000	4,495,665
		7,704,721
Gas Utilities - 0.1%
Busan City Gas Co. Ltd.	320	6,773
Daesung Energy Co. Ltd.	30,040	144,611
E1 Corp.	2,117	124,168
Korea District Heating Corp.	2,543	199,341
Kyungnam Energy Co. Ltd.	21,890	99,826
PT Perusahaan Gas Negara Tbk Series B	3,759,500	1,867,395
Samchully Co. Ltd.	1,528	160,642
		2,602,756
Independent Power Producers & Energy Traders - 0.0%
Aboitiz Power Corp.	658,500	623,672
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Electricity Generating PCL NVDR	29,700	$ 151,719
Huaneng Power International, Inc. (H Shares)	128,000	131,581
		906,972
Water Utilities - 0.2%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	5,700	276,361
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	58,232	2,816,100
Puncak Niaga Holding Bhd (a)	80,600	34,930
		3,127,391
TOTAL UTILITIES		14,341,840
TOTAL COMMON STOCKS (Cost $233,454,656)		262,185,813
Nonconvertible Preferred Stocks - 0.6%

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	50,700	2,540,891
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Banco Pine SA	3,900	28,274
Itausa-Investimentos Itau SA (PN)	180,000	941,194
		969,468
MATERIALS - 0.1%
Metals & Mining - 0.1%
Metalurgica Gerdau SA (PN)	179,000	1,894,539
UTILITIES - 0.3%
Electric Utilities - 0.2%
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	173,200	1,097,266
Companhia Energetica de Minas Gerais (CEMIG) (PN)	142,600	1,687,945
Companhia Energetica do Ceara	7,100	154,239
Eletropaulo Metropolitana SA (PN-B)	66,000	398,454
		3,337,904
Nonconvertible Preferred Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.1%
AES Tiete SA (PN) (non-vtg.)	10,800	$ 111,252
Companhia Energetica de Sao Paulo Series A	103,800	961,752
		1,073,004
Water Utilities - 0.0%
Compania de Saneamento do Parana	8,000	36,375
TOTAL UTILITIES		4,447,283
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $10,630,627)		9,852,181
Equity Funds - 84.6%

Emerging Markets Funds - 84.3%
Aberdeen Emerging Markets Institutional Fund	17,318,156	274,492,769
Eaton Vance Parametric Structured Emerging Markets Fund Class A	6,323,832	95,047,194
Fidelity Emerging Markets Fund (c)	8,048,796	190,112,567
GMO Emerging Markets Fund - Class V	22,104,398	257,737,286
Invesco Developing Markets Fund Class A	2,718,491	94,494,738
iShares FTSE/Xinhua China 25 Index ETF	679,800	26,478,210
Lazard Emerging Markets Equity Portfolio Institutional Class	13,662,826	270,114,061
Oppenheimer Developing Markets Fund Class A	2,657,940	94,649,241
SSgA Emerging Markets Fund	4,685,250	97,406,343
T. Rowe Price Emerging Markets Stock Fund	5,956,942	200,093,682
TOTAL EMERGING MARKETS FUNDS		1,600,626,091
Europe Stock Funds - 0.3%
Market Vectors Russia ETF	191,700	5,524,794
TOTAL EQUITY FUNDS (Cost $1,642,831,041)		1,606,150,885
Money Market Funds - 1.0%
	Shares	Value
SSgA US Treasury Money Market Fund, 0% (b) (Cost $19,117,052)	19,117,052	$ 19,117,052
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,906,033,376)		1,897,305,931
NET OTHER ASSETS (LIABILITIES) - 0.0%		795,729
NET ASSETS - 100%		$ 1,898,101,660
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
205 NYSE E-mini MSCI Emerging Markets Index Contracts	March 2013	$ 10,740,975	$ (218,470)

The face value of futures purchased as a percentage of net assets is 0.6%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ 255,277,738	$ -	$ 64,760,392	$ 2,579,602	$ 190,112,567
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 21,637,932	$ 21,637,932	$ -	$ -
Consumer Staples	15,122,635	15,122,635	-	-
Energy	31,802,162	23,556,301	8,245,861	-
Financials	78,208,594	76,805,511	1,403,083	-
Health Care	3,890,063	3,890,063	-	-
Industrials	13,187,965	13,187,965	-	-
Information Technology	43,181,869	39,867,685	3,314,184	-
Materials	22,590,907	22,590,907	-	-
Telecommunication Services	23,626,744	16,550,630	7,076,114	-
Utilities	18,789,123	18,657,542	131,581	-
Equity Funds	1,606,150,885	1,606,150,885	-	-
Money Market Funds	19,117,052	19,117,052	-	-
Total Investments in Securities:	$ 1,897,305,931	$ 1,877,135,108	$ 20,170,823	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (218,470)	$ (218,470)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (218,470)
Total Value of Derivatives	$ -	$ (218,470)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,700,126,495)	$ 1,707,193,364
Affiliated issuers (cost $205,906,881)	190,112,567
Total Investments (cost $1,906,033,376)		$ 1,897,305,931
Segregated cash with broker for futures contracts		369,000
Foreign currency held at value (cost $25,240)		25,240
Receivable for investments sold		11,652,152
Receivable for fund shares sold		1,967,753
Dividend receivable		870,398
Prepaid expenses		1,499
Other receivables		561
Total assets		1,912,192,534

Liabilities
Payable for investments purchased	$ 12,917,136
Payable for fund shares redeemed	795,171
Accrued management fee	130,176
Payable for daily variation margin on futures contracts	47,150
Other affiliated payables	148,827
Other payables and accrued expenses	52,414
Total liabilities		14,090,874

Net Assets		$ 1,898,101,660
Net Assets consist of:
Paid in capital		$ 1,935,936,086
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,893,305)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(8,941,121)
Net Assets, for 190,108,673 shares outstanding		$ 1,898,101,660
Net Asset Value, offering price and redemption price per share ($1,898,101,660 ÷ 190,108,673 shares)		$ 9.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 21,255,573
Affiliated issuers		2,579,602
Interest		86
Income before foreign taxes withheld		23,835,261
Less foreign taxes withheld		(223,972)
Total income		23,611,289

Expenses
Management fee	$ 4,928,543
Transfer agent fees	494,355
Accounting fees and expenses	426,736
Custodian fees and expenses	75,239
Independent trustees' compensation	20,641
Registration fees	41,195
Audit	31,897
Legal	13,489
Proxy fees	94,953
Miscellaneous	22,506
Total expenses before reductions	6,149,554
Expense reductions	(4,344,472)	1,805,082
Net investment income (loss)		21,806,207
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24,890,612)
Affiliated issuers	(10,314,317)
Foreign currency transactions	(34,106)
Futures contracts	(167,076)
Realized gain distributions from underlying funds:
Unaffiliated issuers	8,658,497
Total net realized gain (loss)		(26,747,614)
Change in net unrealized appreciation (depreciation) on: Investment securities	85,347,456
Assets and liabilities in foreign currencies	4,794
Futures contracts	(218,470)
Total change in net unrealized appreciation (depreciation)		85,133,780
Net gain (loss)		58,386,166
Net increase (decrease) in net assets resulting from operations		$ 80,192,373

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,806,207	$ 28,694,323
Net realized gain (loss)	(26,747,614)	25,526,844
Change in net unrealized appreciation (depreciation)	85,133,780	(43,351,279)
Net increase (decrease) in net assets resulting from operations	80,192,373	10,869,888
Distributions to shareholders from net investment income	(22,033,837)	(28,521,159)
Distributions to shareholders from net realized gain	(15,524,447)	(9,863,291)
Total distributions	(37,558,284)	(38,384,450)
Share transactions Proceeds from sales of shares	474,377,728	600,957,575
Reinvestment of distributions	37,483,589	38,321,859
Cost of shares redeemed	(561,484,712)	(324,225,653)
Net increase (decrease) in net assets resulting from share transactions	(49,623,395)	315,053,781
Total increase (decrease) in net assets	(6,989,306)	287,539,219

Net Assets
Beginning of period	1,905,090,966	1,617,551,747
End of period	$ 1,898,101,660	$ 1,905,090,966
Other Information Shares
Sold	51,341,285	62,607,971
Issued in reinvestment of distributions	3,891,114	4,536,404
Redeemed	(58,770,077)	(34,271,010)
Net increase (decrease)	(3,537,678)	32,873,365

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2013	2012 E	2011 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 10.06	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.12	.16	.11
Net realized and unrealized gain (loss)	.23	(.18)	.07
Total from investment operations	.35	(.02)	.18
Distributions from net investment income	(.12)	(.15)	(.09)
Distributions from net realized gain	(.09)	(.05)	(.03)
Total distributions	(.21)	(.20)	(.12)
Net asset value, end of period	$ 9.98	$ 9.84	$ 10.06
Total Return B,C	3.63%	.11%	1.70%
Ratios to Average Net Assets G
Expenses before reductions	.36%	.28%	.35% A
Expenses net of fee waivers, if any	.11%	.03%	.10% A
Expenses net of all reductions	.10%	.02%	.10% A
Net investment income (loss)	1.27%	1.65%	2.51% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,898,102	$ 1,905,091	$ 1,617,552
Portfolio turnover rate H	26% I	11%	18%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the year ended February 29.

F For the period September 30, 2010 (commencement of operations) to February 28, 2011.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amounts do not include the portfolio activity of any Underlying Funds.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 83,401,089
Gross unrealized depreciation	(93,650,959)
Net unrealized appreciation (depreciation) on securities and other investments	$ (10,249,870)

Tax Cost	$ 1,907,555,801

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (27,589,349)
Net unrealized appreciation (depreciation)	$ (10,463,546)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

No expiration
Long-term	$ (27,589,349)

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 22,033,837	$ 28,521,159
Long-term Capital Gains	15,524,447	9,863,291
Total	$ 37,558,284	$ 38,384,450

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(167,076) and a change in net unrealized appreciation (depreciation) of $(218,470) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and in-kind transactions, aggregated $463,919,260 and $452,259,379, respectively.

Exchanges In-Kind. During the period, the Fund redeemed shares of Acadian Emerging Markets Portfolio Institutional Class in exchange for cash and securities, as noted in the following table. Realized losses on the Fund's redemptions of Acadian Emerging Markets Portfolio Institutional Class shares are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized losses on the exchanges for federal income tax purposes.

Transaction Date	Fund Name	Value of securities and cash received	Realized gain (loss)	Shares redeemed
09/14/2012	Acadian Emerging Markets Portfolio	$ 15,100,732	$ (1,552,567)	821,527
09/21/2012	Acadian Emerging Markets Portfolio	135,238,938	(9,188,202)	7,393,742
	Total	$ 150,339,670	$ (10,740,769)	8,215,269

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Acadian Asset Management LLC served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by Strategic Advisers for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .03% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,993 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2015. During the period, this waiver reduced the Fund's management fee by $4,303,329.

Strategic Advisers voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced the Fund's expenses by $12,397.

Commissions paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $28,746 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 22, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-
2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments(2004-present).

Annual Report

Distributions (Unaudited)

The fund designates 92% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the Unites States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers Emerging Markets Fund	12/13/2012	$0.069	$0.0227

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with Pyramis Global Advisors, LLC (Pyramis) (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the sub-adviser, Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2011, the total return of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within the chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile and that the fund had out-performed 68% of its peers for the one-year period ended December 31, 2011. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.20%.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than the fund. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Strategic Advisers Emerging Markets Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 29, 2012.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 29, 2012.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2015.

Annual Report

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

On September 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with Acadian Asset Management LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2014 and Strategic Advisers' proposal to extend the waiver through September 30, 2015. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.20%. The Board noted that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board also noted that the fund's total management fee rate is expected to continue to rank below median of funds with similar Lipper investment objective categories and management fee characteristics based upon the expected asset allocation to the New Sub-Adviser and the effective sub-advisory fee rate under the Sub-Advisory Agreement. In addition, the Board considered that the fund's total expenses are expected to continue to rank below median of its Lipper peer group because expenses associated with converting the fund to a sub-advised portfolio structure are offset with decreased acquired fund fees and expenses as a result of a decrease in asset allocation to underlying funds.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Annual Report

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Acadian Asset Management LLC
Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SAE-UANN-0413
1.926377.102

Strategic Advisers® Core Income Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2013

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® Core Income Fund	5.65%	6.99%	7.08%

A From September 27, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Fund on September 27, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. taxable investment-grade bond universe, as measured by the Barclays® U.S. Aggregate Bond Index, rose 3.12% for the 12 months ending February 28, 2013. The bulk of the gain came in the first half of the period, when investors gravitated toward U.S. fixed-income investments as the Federal Reserve undertook a series of large-scale asset purchases, U.S. economic growth was sluggish, and Europe remained mired in a financial crisis. In the second half, sentiment toward U.S. bonds worsened when the probability of an imminent breakup of the eurozone was reduced and some of the flight to perceived safe-haven investments was reversed. Further cooling investors' appetite for relative safety was the Federal Reserve's decision to pursue a third round of quantitative easing. The avoidance of the U.S. "fiscal cliff" and improving economic data further spurred demand for riskier assets. Among sectors that comprise the index, higher-yielding bonds on the riskier end of spectrum led the way. Investment-grade credit advanced 6.15%, as U.S. corporate balance sheets remained in solid shape thanks to strong financial management and good cash flows, and the default rate remained low. Commercial mortgage-backed securities gained 6.08%, while residential mortgage-backed securities saw a more modest 1.92% advance. U.S. Treasuries and government agency securities added 2.00% and 1.88%, respectively.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Core Income Fund: For the year, Strategic Advisers® Core Income Fund (the Fund) gained 5.65%, outpacing the Barclays index. The common thread among managers that helped the Fund's relative performance was meaningful exposure to spread sectors. For example, PIMCO Total Return Fund benefited from out-of-benchmark positions in high-yield bonds, emerging-markets (EM) debt and municipal bonds. Metropolitan West Total Return Bond Fund aided performance, thanks to its investments in high-yield bonds and non-government-agency mortgage-backed securities (MBS). Western Asset Core Plus Bond Fund was another notable contributor, led by holdings of investment-grade corporate bonds, non-agency MBS and EM debt. The Fund received a further boost from sub-adviser Fidelity Investments Money Management, which gained due to overweightings in commercial mortgage-backed securities and corporate bonds issued by financial institutions, along with solid security selection in government-agency MBS. On the downside, while there were no notable detractors, Fidelity® GNMA Fund nicked the Fund's return because of its overweighting in agency MBS, which performed well during the period's first half but experienced selling pressure in the second.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Actual	.08%	$ 1,000.00	$ 1,014.60	$ .40
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.40	$ .40

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Administrative Class	22.1	22.1
Western Asset Core Plus Bond Portfolio	11.4	11.7
JPMorgan Core Bond Fund Class A	10.6	10.9
Metropolitan West Total Return Bond Fund Class M	10.6	10.2
U.S. Treasury Obligations	7.5	7.3
Western Asset Core Bond Portfolio Class F	5.9	5.7
Spartan U.S. Bond Index Fund Investor Class	5.8	5.6
DoubleLine Total Return Bond Fund	4.9	5.0
Fannie Mae	4.8	5.9
Fidelity GNMA Fund	2.6	2.9
	86.2
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Corporate Bonds 4.9%	Corporate Bonds 4.1%
U.S. Government and U.S. Government Agency Obligations 14.7%	U.S. Government and U.S. Government Agency Obligations 15.9%
Asset-Backed Securities 0.0%†	Asset-Backed Securities 0.0%†
CMOs and Other Mortgage Related Securities 1.3%	CMOs and Other Mortgage Related Securities 1.7%
Municipal Securities 0.3%	Municipal Securities 0.1%
High Yield Fixed-Income Funds 0.0%	High Yield Fixed-Income Funds 1.2%
Intermediate-Term Bond Funds 75.2%	Intermediate-Term Bond Funds 74.8%
Long Government Bond Funds 0.5%	Long Government Bond Funds 0.0%
Long Term Bond Fund 1.0%	Long Term Bond Fund 0.5%
Sector Funds 0.0%	Sector Funds 0.2%
Other Investments 0.4%	Other Investments 0.0%
Short-Term Funds 2.0%	Short-Term Funds 1.2%
Short-Term Investments and Net Other Assets (Liabilities)* (0.3)%	Short-Term Investments and Net Other Assets (Liabilities) 0.3%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
† Amount represents less than 0.1%.
* Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Nonconvertible Bonds - 4.9%
		Principal Amount (h)	Value
CONSUMER DISCRETIONARY - 0.4%
Media - 0.4%
Comcast Corp.:
4.65% 7/15/42		$ 7,237,000	$ 7,525,937
5.15% 3/1/20		2,184,000	2,578,478
5.7% 5/15/18		1,615,000	1,943,832
6.4% 3/1/40		660,000	851,609
6.5% 1/15/17		1,764,000	2,117,237
COX Communications, Inc. 3.25% 12/15/22 (e)		956,000	961,224
NBCUniversal Media LLC:
5.15% 4/30/20		1,382,000	1,640,966
6.4% 4/30/40		2,438,000	3,134,181
News America Holdings, Inc. 7.75% 12/1/45		1,100,000	1,521,902
News America, Inc.:
6.15% 3/1/37		2,054,000	2,444,548
6.15% 2/15/41		3,381,000	4,123,444
Time Warner Cable, Inc.:
4% 9/1/21		7,100,000	7,538,830
4.5% 9/15/42		4,735,000	4,313,159
6.75% 7/1/18		1,413,000	1,730,278
Time Warner, Inc.:
4.9% 6/15/42		7,000,000	7,157,920
6.2% 3/15/40		2,433,000	2,881,032
Viacom, Inc.:
3.5% 4/1/17		530,000	571,086
4.375% 3/15/43 (e)		1,427,000	1,329,770
			54,365,433
CONSUMER STAPLES - 0.4%
Beverages - 0.1%
Beam, Inc. 1.875% 5/15/17		453,000	461,379
FBG Finance Ltd. 5.125% 6/15/15 (e)		1,313,000	1,435,026
Fortune Brands, Inc.:
5.375% 1/15/16		146,000	162,410
6.375% 6/15/14		623,000	666,409
Heineken NV:
1.4% 10/1/17 (e)		1,262,000	1,258,160
2.75% 4/1/23 (e)		1,319,000	1,285,563
SABMiller Holdings, Inc. 3.75% 1/15/22 (e)		1,593,000	1,702,726
			6,971,673
Food & Staples Retailing - 0.0%
Walgreen Co. 1.8% 9/15/17		1,045,000	1,060,096
Nonconvertible Bonds - continued
		Principal Amount (h)	Value
CONSUMER STAPLES - continued
Food Products - 0.1%
ConAgra Foods, Inc.:
1.9% 1/25/18		$ 919,000	$ 929,785
3.2% 1/25/23		7,469,000	7,453,756
4.65% 1/25/43		1,190,000	1,194,509
Kraft Foods, Inc.:
5.375% 2/10/20		3,787,000	4,517,255
6.125% 2/1/18		1,549,000	1,867,914
6.5% 8/11/17		1,194,000	1,445,178
6.5% 2/9/40		435,000	569,492
			17,977,889
Tobacco - 0.2%
Altria Group, Inc.:
2.85% 8/9/22		4,568,000	4,481,066
4.25% 8/9/42		1,568,000	1,497,954
9.25% 8/6/19		449,000	625,470
9.7% 11/10/18		476,000	664,422
Reynolds American, Inc.:
3.25% 11/1/22		6,294,000	6,260,768
4.75% 11/1/42		2,000,000	1,957,510
6.75% 6/15/17		1,810,000	2,185,613
7.25% 6/15/37		2,443,000	3,195,679
			20,868,482
TOTAL CONSUMER STAPLES			46,878,140
ENERGY - 0.5%
Energy Equipment & Services - 0.1%
DCP Midstream LLC:
4.75% 9/30/21 (e)		1,717,000	1,818,040
5.35% 3/15/20 (e)		2,258,000	2,489,034
El Paso Pipeline Partners Operating Co. LLC:
4.1% 11/15/15		1,549,000	1,666,101
5% 10/1/21		1,212,000	1,353,044
FMC Technologies, Inc.:
2% 10/1/17		315,000	317,765
3.45% 10/1/22		571,000	579,481
Transocean, Inc. 5.05% 12/15/16		1,260,000	1,403,697
			9,627,162
Nonconvertible Bonds - continued
		Principal Amount (h)	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - 0.4%
Anadarko Petroleum Corp. 6.375% 9/15/17		$ 10,072,000	$ 12,028,677
DCP Midstream Operating LP 2.5% 12/1/17		1,182,000	1,195,243
Enbridge Energy Partners LP 4.2% 9/15/21		2,044,000	2,161,980
Marathon Petroleum Corp. 5.125% 3/1/21		2,870,000	3,341,570
Motiva Enterprises LLC 5.75% 1/15/20 (e)		1,497,000	1,797,804
Nakilat, Inc. 6.067% 12/31/33 (e)		666,000	809,190
Petro-Canada 6.05% 5/15/18		497,000	600,488
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16		5,441,000	5,687,945
5.375% 1/27/21		3,246,000	3,543,619
Petroleos Mexicanos:
3.5% 1/30/23 (e)		2,996,000	2,936,080
4.875% 1/24/22		2,000,000	2,197,000
5.5% 6/27/44		2,207,000	2,256,658
6.5% 6/2/41		2,928,000	3,447,720
Phillips 66:
4.3% 4/1/22		1,979,000	2,181,313
5.875% 5/1/42		1,694,000	2,015,370
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22		5,776,000	6,091,289
Spectra Energy Partners, LP:
2.95% 6/15/16		737,000	761,561
4.6% 6/15/21		390,000	416,417
Suncor Energy, Inc. 6.1% 6/1/18		1,527,000	1,851,349
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16		482,000	555,173
Western Gas Partners LP 5.375% 6/1/21		2,207,000	2,495,826
Williams Partners LP 4.125% 11/15/20		394,000	424,689
			58,796,961
TOTAL ENERGY			68,424,123
FINANCIALS - 2.2%
Capital Markets - 0.3%
Goldman Sachs Group, Inc.:
5.25% 7/27/21		2,497,000	2,842,752
5.75% 1/24/22		3,211,000	3,768,186
5.95% 1/18/18		1,219,000	1,425,946
6.75% 10/1/37		4,983,000	5,651,260
Lazard Group LLC:
6.85% 6/15/17		623,000	718,070
Nonconvertible Bonds - continued
		Principal Amount (h)	Value
FINANCIALS - continued
Capital Markets - continued
Lazard Group LLC: - continued
7.125% 5/15/15		$ 1,957,000	$ 2,169,955
Morgan Stanley:
3.75% 2/25/23		725,000	732,582
4.75% 4/1/14		428,000	442,745
4.875% 11/1/22		9,525,000	10,058,352
5.75% 1/25/21		3,389,000	3,929,793
6.625% 4/1/18		2,019,000	2,402,893
7.3% 5/13/19		1,209,000	1,499,882
			35,642,416
Commercial Banks - 0.4%
Bank of America NA 5.3% 3/15/17		984,000	1,103,014
Credit Suisse 6% 2/15/18		2,345,000	2,705,710
Discover Bank:
2% 2/21/18		4,000,000	4,013,360
7% 4/15/20		3,143,000	3,902,971
8.7% 11/18/19		357,000	477,670
Fifth Third Bancorp:
4.5% 6/1/18		520,000	578,887
8.25% 3/1/38		603,000	841,843
Fifth Third Capital Trust IV 6.5% 4/15/67 (g)		1,003,000	1,004,254
HBOS PLC 6.75% 5/21/18 (e)		773,000	856,745
Huntington Bancshares, Inc. 7% 12/15/20		404,000	500,954
JPMorgan Chase Bank 6% 10/1/17		6,514,000	7,713,012
KeyBank NA 1.65% 2/1/18		1,802,000	1,820,795
Marshall & Ilsley Bank 5% 1/17/17		4,118,000	4,527,156
Regions Bank:
6.45% 6/26/37		2,533,000	2,710,310
7.5% 5/15/18		4,922,000	6,004,840
Regions Financial Corp.:
5.75% 6/15/15		277,000	300,891
7.75% 11/10/14		1,190,000	1,311,975
Royal Bank of Scotland Group PLC 6.125% 12/15/22		4,899,000	5,141,162
Wachovia Corp. 4.875% 2/15/14		1,083,000	1,127,207
Wells Fargo & Co. 3.45% 2/13/23		2,700,000	2,735,413
			49,378,169
Consumer Finance - 0.0%
Discover Financial Services:
3.85% 11/21/22 (e)		1,268,000	1,297,496
Nonconvertible Bonds - continued
		Principal Amount (h)	Value
FINANCIALS - continued
Consumer Finance - continued
Discover Financial Services: - continued
5.2% 4/27/22		$ 1,093,000	$ 1,236,920
General Electric Capital Corp.:
1% 12/11/15		2,037,000	2,051,025
2.1% 12/11/19		696,000	709,283
HSBC USA, Inc. 1.625% 1/16/18		2,210,000	2,219,881
Hyundai Capital America:
1.625% 10/2/15 (e)		797,000	802,768
2.125% 10/2/17 (e)		881,000	888,521
			9,205,894
Diversified Financial Services - 0.5%
Bank of America Corp.:
3.3% 1/11/23		3,533,000	3,522,885
3.875% 3/22/17		890,000	958,913
5.65% 5/1/18		1,325,000	1,538,260
5.75% 12/1/17		3,470,000	4,016,442
6.5% 8/1/16		1,370,000	1,580,958
BP Capital Markets PLC 4.742% 3/11/21		3,200,000	3,702,138
Citigroup, Inc.:
3.953% 6/15/16		1,713,000	1,841,408
4.05% 7/30/22		1,159,000	1,203,650
4.5% 1/14/22		6,000,000	6,678,570
4.75% 5/19/15		5,000,000	5,366,060
5.875% 1/30/42		2,667,000	3,248,678
6.125% 5/15/18		495,000	592,303
6.5% 8/19/13		333,000	342,009
JPMorgan Chase & Co.:
3.2% 1/25/23		5,056,000	5,066,972
3.25% 9/23/22		8,415,000	8,494,934
4.35% 8/15/21		3,217,000	3,547,891
4.5% 1/24/22		2,000,000	2,226,818
4.95% 3/25/20		3,248,000	3,740,702
RBS Citizens Financial Group, Inc. 4.15% 9/28/22 (e)		2,461,000	2,518,757
TECO Finance, Inc.:
4% 3/15/16		364,000	392,116
5.15% 3/15/20		523,000	605,099
			61,185,563
Insurance - 0.3%
American International Group, Inc. 4.875% 9/15/16		1,209,000	1,351,077
Nonconvertible Bonds - continued
		Principal Amount (h)	Value
FINANCIALS - continued
Insurance - continued
Aon Corp.:
3.125% 5/27/16		$ 3,625,000	$ 3,825,626
5% 9/30/20		540,000	617,588
Axis Capital Holdings Ltd. 5.75% 12/1/14		1,589,000	1,696,130
Great-West Life & Annuity Insurance Co. 7.153% 5/16/46 (e)(g)		2,630,000	2,708,900
Hartford Financial Services Group, Inc.:
5.125% 4/15/22		2,077,000	2,393,591
6.625% 4/15/42		745,000	963,199
Liberty Mutual Group, Inc.:
5% 6/1/21 (e)		1,847,000	2,018,270
6.7% 8/15/16 (e)		1,887,000	2,170,822
Marsh & McLennan Companies, Inc. 4.8% 7/15/21		1,026,000	1,162,511
Massachusetts Mutual Life Insurance Co. 5.375% 12/1/41 (e)		1,109,000	1,263,363
MetLife, Inc.:
1.756% 12/15/17 (c)		1,057,000	1,069,501
3.048% 12/15/22		2,166,000	2,168,294
6.75% 6/1/16		1,135,000	1,339,426
Metropolitan Life Global Funding I 3% 1/10/23 (e)		1,569,000	1,565,776
Pacific Life Insurance Co. 9.25% 6/15/39 (e)		1,338,000	1,955,063
Pacific LifeCorp 5.125% 1/30/43 (e)		2,470,000	2,417,648
Prudential Financial, Inc.:
4.5% 11/16/21		1,118,000	1,242,422
4.75% 9/17/15		1,859,000	2,035,010
5.8% 11/16/41		1,463,000	1,707,584
6.2% 11/15/40		725,000	883,890
7.375% 6/15/19		438,000	561,644
Symetra Financial Corp. 6.125% 4/1/16 (e)		1,239,000	1,376,979
Unum Group:
5.625% 9/15/20		1,220,000	1,411,744
5.75% 8/15/42		2,210,000	2,390,005
			42,296,063
Real Estate Investment Trusts - 0.3%
Alexandria Real Estate Equities, Inc. 4.6% 4/1/22		631,000	681,610
Boston Properties, Inc. 3.85% 2/1/23		2,456,000	2,601,547
Camden Property Trust:
2.95% 12/15/22		954,000	927,502
5.375% 12/15/13		460,000	475,773
DDR Corp. 4.625% 7/15/22		1,599,000	1,728,703
Nonconvertible Bonds - continued
		Principal Amount (h)	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Developers Diversified Realty Corp.:
4.75% 4/15/18		$ 1,652,000	$ 1,826,841
7.5% 4/1/17		663,000	790,603
9.625% 3/15/16		1,821,000	2,225,379
Duke Realty LP:
3.875% 10/15/22		1,804,000	1,852,650
4.375% 6/15/22		1,237,000	1,319,755
4.625% 5/15/13		80,000	80,594
5.4% 8/15/14		1,410,000	1,489,397
5.5% 3/1/16		1,275,000	1,405,953
5.95% 2/15/17		389,000	444,310
6.25% 5/15/13		4,501,000	4,549,048
6.5% 1/15/18		1,281,000	1,520,642
Equity One, Inc.:
3.75% 11/15/22		3,200,000	3,142,605
5.375% 10/15/15		203,000	221,763
6% 9/15/17		886,000	1,013,922
6.25% 1/15/17		646,000	735,915
Federal Realty Investment Trust:
5.4% 12/1/13		664,000	686,665
5.9% 4/1/20		351,000	418,281
6.2% 1/15/17		307,000	357,796
Health Care REIT, Inc. 2.25% 3/15/18		780,000	787,032
HRPT Properties Trust:
5.75% 11/1/15		564,000	612,281
6.65% 1/15/18		809,000	920,064
UDR, Inc. 5.5% 4/1/14		1,615,000	1,689,849
United Dominion Realty Trust, Inc. 5.25% 1/15/15		439,000	470,877
Weingarten Realty Investors 3.375% 10/15/22		472,000	464,043
			35,441,400
Real Estate Management & Development - 0.4%
AMB Property LP:
5.9% 8/15/13		1,148,000	1,170,976
6.3% 6/1/13		1,166,000	1,179,976
BioMed Realty LP:
3.85% 4/15/16		1,500,000	1,597,491
4.25% 7/15/22		975,000	1,021,228
6.125% 4/15/20		473,000	552,685
Brandywine Operating Partnership LP:
3.95% 2/15/23		2,536,000	2,553,263
Nonconvertible Bonds - continued
		Principal Amount (h)	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Brandywine Operating Partnership LP: - continued
4.95% 4/15/18		$ 1,142,000	$ 1,269,695
5.7% 5/1/17		567,000	641,307
7.5% 5/15/15		324,000	364,388
Colonial Properties Trust 5.5% 10/1/15		1,516,000	1,646,849
Colonial Realty LP 6.05% 9/1/16		1,122,000	1,258,435
Digital Realty Trust LP 4.5% 7/15/15		1,675,000	1,783,543
ERP Operating LP:
4.625% 12/15/21		2,855,000	3,205,431
4.75% 7/15/20		3,056,000	3,442,501
5.2% 4/1/13		1,606,000	1,611,213
5.75% 6/15/17		437,000	512,701
Liberty Property LP:
3.375% 6/15/23		1,307,000	1,292,500
4.125% 6/15/22		1,061,000	1,113,281
4.75% 10/1/20		2,674,000	2,945,620
5.5% 12/15/16		799,000	905,665
6.625% 10/1/17		938,000	1,116,281
Mack-Cali Realty LP:
2.5% 12/15/17		1,744,000	1,767,260
4.5% 4/18/22		644,000	685,262
Post Apartment Homes LP 3.375% 12/1/22		1,800,000	1,789,700
Prime Property Funding, Inc.:
5.125% 6/1/15 (e)		1,762,000	1,862,506
5.5% 1/15/14 (e)		1,140,000	1,174,402
Reckson Operating Partnership LP 6% 3/31/16		310,000	340,482
Regency Centers LP 5.25% 8/1/15		950,000	1,035,311
Simon Property Group LP:
2.75% 2/1/23		1,636,000	1,607,429
4.125% 12/1/21		1,213,000	1,339,079
4.2% 2/1/15		511,000	539,972
5.1% 6/15/15		795,000	871,467
Tanger Properties LP:
6.125% 6/1/20		1,439,000	1,762,732
6.15% 11/15/15		3,307,000	3,750,250
Ventas Realty LP 2% 2/15/18		1,600,000	1,604,462
			51,315,343
TOTAL FINANCIALS			284,464,848
Nonconvertible Bonds - continued
		Principal Amount (h)	Value
HEALTH CARE - 0.4%
Biotechnology - 0.1%
Amgen, Inc.:
5.15% 11/15/41		$ 4,224,000	$ 4,626,906
5.375% 5/15/43		731,000	830,465
5.65% 6/15/42		1,868,000	2,197,071
			7,654,442
Health Care Providers & Services - 0.2%
Aetna, Inc.:
1.5% 11/15/17		305,000	306,098
2.75% 11/15/22		1,231,000	1,201,792
4.125% 11/15/42		687,000	660,660
Express Scripts Holding Co.:
3.5% 11/15/16		3,017,000	3,250,407
4.75% 11/15/21		3,998,000	4,515,425
Express Scripts, Inc.:
3.125% 5/15/16		1,541,000	1,626,418
6.25% 6/15/14		394,000	421,038
Medco Health Solutions, Inc. 4.125% 9/15/20		1,049,000	1,140,219
UnitedHealth Group, Inc.:
1.625% 3/15/19		821,000	822,218
2.75% 2/15/23		412,000	407,253
2.875% 3/15/23		3,545,000	3,533,000
3.95% 10/15/42		564,000	532,362
4.25% 3/15/43		3,000,000	2,961,780
WellPoint, Inc.:
3.3% 1/15/23		7,489,000	7,579,887
4.65% 1/15/43		2,651,000	2,681,935
			31,640,492
Pharmaceuticals - 0.1%
AbbVie, Inc.:
1.75% 11/6/17 (e)		2,480,000	2,511,322
2.9% 11/6/22 (e)		2,543,000	2,542,090
4.4% 11/6/42 (e)		2,484,000	2,526,971
Watson Pharmaceuticals, Inc.:
1.875% 10/1/17		829,000	836,119
3.25% 10/1/22		1,238,000	1,248,543
Zoetis, Inc.:
1.875% 2/1/18 (e)		400,000	401,418
Nonconvertible Bonds - continued
		Principal Amount (h)	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Zoetis, Inc.: - continued
3.25% 2/1/23 (e)		$ 5,975,000	$ 6,012,511
4.7% 2/1/43 (e)		978,000	1,002,250
			17,081,224
TOTAL HEALTH CARE			56,376,158
INDUSTRIALS - 0.1%
Airlines - 0.1%
Continental Airlines, Inc.:
6.545% 8/2/20		250,933	276,026
6.795% 2/2/20		56,176	58,423
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18		469,609	493,089
8.36% 1/20/19		1,757,052	1,919,579
			2,747,117
Industrial Conglomerates - 0.0%
General Electric Co. 4.125% 10/9/42		1,921,000	1,920,612
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (g)		755,000	859,756
TOTAL INDUSTRIALS			5,527,485
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA:
5.95% 1/15/14		1,188,000	1,240,712
6.55% 10/1/17		612,000	731,631
			1,972,343
MATERIALS - 0.1%
Chemicals - 0.1%
The Dow Chemical Co.:
4.125% 11/15/21		3,812,000	4,119,747
4.25% 11/15/20		980,000	1,076,719
4.375% 11/15/42		919,000	880,473
7.6% 5/15/14		1,412,000	1,526,988
			7,603,927
Nonconvertible Bonds - continued
		Principal Amount (h)	Value
MATERIALS - continued
Metals & Mining - 0.0%
Corporacion Nacional del Cobre de Chile (Codelco) 3.875% 11/3/21 (e)		$ 1,810,000	$ 1,910,985
TOTAL MATERIALS			9,514,912
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.:
4.35% 6/15/45 (e)		3,307,000	3,112,376
5.35% 9/1/40		1,502,000	1,645,388
5.55% 8/15/41		7,714,000	8,702,526
6.3% 1/15/38		2,523,000	3,074,667
BellSouth Capital Funding Corp. 7.875% 2/15/30		56,000	72,317
CenturyLink, Inc.:
5.15% 6/15/17		214,000	225,303
6% 4/1/17		534,000	578,988
6.15% 9/15/19		2,129,000	2,294,704
Embarq Corp.:
7.082% 6/1/16		1,332,000	1,530,278
7.995% 6/1/36		614,000	651,585
Verizon Communications, Inc. 6.1% 4/15/18		4,623,000	5,630,079
			27,518,211
Wireless Telecommunication Services - 0.1%
America Movil S.A.B. de CV:
2.375% 9/8/16		2,609,000	2,701,604
3.125% 7/16/22		1,527,000	1,519,718
DIRECTV Holdings LLC/DIRECTV Financing, Inc. 5.875% 10/1/19		1,592,000	1,878,840
			6,100,162
TOTAL TELECOMMUNICATION SERVICES			33,618,373
UTILITIES - 0.5%
Electric Utilities - 0.3%
American Electric Power Co., Inc.:
1.65% 12/15/17		1,039,000	1,042,372
2.95% 12/15/22		984,000	980,319
Cleveland Electric Illuminating Co. 5.65% 12/15/13		1,369,000	1,418,513
Duke Capital LLC 5.668% 8/15/14		1,596,000	1,702,851
Nonconvertible Bonds - continued
		Principal Amount (h)	Value
UTILITIES - continued
Electric Utilities - continued
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (e)		$ 3,202,000	$ 3,793,576
6.4% 9/15/20 (e)		3,844,000	4,622,794
Edison International 3.75% 9/15/17		940,000	1,021,534
FirstEnergy Corp.:
2.75% 3/15/18		1,206,000	1,205,879
4.25% 3/15/23		3,419,000	3,416,470
7.375% 11/15/31		3,798,000	4,510,611
FirstEnergy Solutions Corp. 6.05% 8/15/21		5,244,000	6,242,096
LG&E and KU Energy LLC:
2.125% 11/15/15		1,070,000	1,096,214
3.75% 11/15/20		211,000	224,271
Pennsylvania Electric Co. 6.05% 9/1/17		1,245,000	1,454,673
Pepco Holdings, Inc. 2.7% 10/1/15		997,000	1,035,072
Progress Energy, Inc. 4.4% 1/15/21		2,710,000	3,017,208
			36,784,453
Gas Utilities - 0.0%
Southern Natural Gas Co. 5.9% 4/1/17 (e)		732,000	855,634
Southern Natural Gas Co. / Southern Natural Issuing Corp. 4.4% 6/15/21		527,000	577,946
			1,433,580
Independent Power Producers & Energy Traders - 0.0%
PPL Energy Supply LLC:
6.2% 5/15/16		641,000	733,615
6.5% 5/1/18		1,354,000	1,607,263
PSEG Power LLC 2.75% 9/15/16		429,000	446,666
			2,787,544
Multi-Utilities - 0.2%
Dominion Resources, Inc.:
2.611% 9/30/66 (g)		3,722,000	3,476,683
7.5% 6/30/66 (g)		924,000	1,025,686
National Grid PLC 6.3% 8/1/16		1,687,000	1,961,190
NiSource Finance Corp.:
4.45% 12/1/21		820,000	898,599
5.25% 2/15/43		2,232,000	2,368,935
5.4% 7/15/14		353,000	374,348
5.45% 9/15/20		3,370,000	3,951,365
5.8% 2/1/42		1,054,000	1,176,630
5.95% 6/15/41		1,711,000	1,932,244
Nonconvertible Bonds - continued
		Principal Amount (h)	Value
UTILITIES - continued
Multi-Utilities - continued
NiSource Finance Corp.: - continued
6.15% 3/1/13		$ 818,000	$ 818,000
6.4% 3/15/18		1,146,000	1,375,773
Sempra Energy:
2.3% 4/1/17		2,249,000	2,335,276
2.875% 10/1/22		4,006,000	3,996,297
Wisconsin Energy Corp. 6.25% 5/15/67 (g)		1,012,000	1,098,526
			26,789,552
TOTAL UTILITIES			67,795,129
TOTAL NONCONVERTIBLE BONDS (Cost $596,987,793)			628,936,944
U.S. Government and Government Agency Obligations - 7.5%

U.S. Treasury Inflation Protected Obligations - 0.0%
U.S. Treasury Inflation-Indexed Notes 0.625% 4/15/13		5,822,997	5,866,075
U.S. Treasury Obligations - 7.5%
U.S. Treasury Bonds:
2.75% 11/15/42		43,452,000	40,464,675
3.125% 2/15/43		91,351,000	91,950,445
U.S. Treasury Notes:
0.125% 7/31/14		22,000,000	21,975,074
0.25% 4/30/14		2,000	2,001
0.25% 11/30/14		30,510,000	30,523,119
0.375% 1/15/16		629,180,000	629,917,399
0.75% 10/31/17		4,000	4,010
0.875% 1/31/18		70,749,000	71,180,144
1.625% 8/15/22		77,024,000	75,790,384
1.875% 10/31/17		1,430,000	1,507,645
TOTAL U.S. TREASURY OBLIGATIONS			963,314,896
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $966,308,160)			969,180,971
U.S. Government Agency - Mortgage Securities - 6.3%
		Principal Amount (h)	Value
Fannie Mae - 4.2%
2.5% 12/1/27		$ 3,922,411	$ 4,076,895
2.5% 3/1/28 (f)		12,300,000	12,775,785
2.5% 3/1/28 (f)		3,600,000	3,739,254
2.5% 3/1/28 (f)		3,800,000	3,946,990
2.559% 6/1/36 (g)		33,591	35,941
2.842% 2/1/35 (g)		585,570	629,663
2.944% 7/1/37 (g)		79,281	84,137
3% 3/1/27 to 2/1/43		12,578,939	13,189,467
3% 3/1/28		4,100,000	4,315,889
3% 2/1/43		132,071	137,155
3% 2/1/43		177,189	183,789
3% 3/1/43 (f)		3,800,000	3,934,559
3% 3/1/43 (f)		13,000,000	13,460,334
3% 3/1/43 (f)		4,400,000	4,555,805
3% 3/1/43 (f)		900,000	931,869
3% 3/1/43 (f)		900,000	931,869
3% 3/1/43 (f)		10,800,000	11,182,431
3% 3/1/43 (f)		6,000,000	6,212,462
3% 4/1/43 (f)		3,800,000	3,924,911
3% 4/1/43 (f)		2,600,000	2,685,465
3% 4/1/43 (f)		900,000	929,584
3% 4/1/43 (f)		900,000	929,584
3% 4/1/43 (f)		3,000,000	3,098,614
3% 4/1/43 (f)		3,000,000	3,098,614
3.5% 1/1/22 to 2/1/43		38,439,719	40,789,321
3.5% 3/1/28 (f)		7,900,000	8,375,971
3.5% 7/1/42		217,257	230,547
3.5% 8/1/42		268,457	284,879
3.5% 8/1/42		212,532	225,533
3.5% 2/1/43		209,715	222,085
3.5% 2/1/43		403,257	427,043
3.5% 2/1/43		1,439,709	1,528,454
3.5% 2/1/43		612,175	648,284
3.5% 2/1/43		141,673	150,428
3.5% 3/1/43 (f)		8,400,000	8,883,000
3.5% 3/1/43 (f)		8,400,000	8,883,000
3.5% 3/1/43 (f)		8,400,000	8,883,000
3.5% 3/1/43 (f)		10,000,000	10,575,000
3.5% 3/1/43 (f)		12,700,000	13,430,250
3.5% 3/1/43 (f)		3,100,000	3,278,250
3.5% 3/1/43 (f)		1,300,000	1,374,750
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (h)	Value
Fannie Mae - continued
3.5% 3/1/43 (f)		$ 2,100,000	$ 2,220,750
3.5% 3/1/43 (f)		6,900,000	7,296,750
3.5% 3/1/43 (f)		200,000	211,500
3.5% 3/1/43 (f)		1,600,000	1,692,000
3.5% 4/1/43 (f)		25,300,000	26,694,465
4% 12/1/25 to 7/1/42		83,049,540	89,424,001
4% 10/1/41		2,901,800	3,126,124
4% 3/1/43 (f)		6,700,000	7,142,832
4% 3/1/43 (f)		8,300,000	8,848,584
4% 3/1/43 (f)		1,200,000	1,279,313
4.5% 6/1/24 to 11/1/41		49,946,204	54,309,058
4.5% 3/1/43 (f)		100,000	107,660
4.5% 3/1/43 (f)		12,100,000	13,026,876
5% 6/1/20 to 6/1/40		17,303,723	18,771,754
5.5% 7/1/28 to 2/1/38		41,227,194	45,277,920
6% 3/1/22 to 1/1/42		35,948,581	39,705,559
6% 3/1/43 (f)		17,400,000	19,073,407
6.5% 2/1/36		31,190	35,159
TOTAL FANNIE MAE			545,424,573
Freddie Mac - 1.2%
3% 7/1/42 to 2/1/43		3,667,017	3,786,997
3% 11/1/42		400,000	413,805
3% 1/1/43		400,000	413,055
3% 2/1/43		233,845	241,769
3.439% 10/1/35 (g)		48,064	51,691
3.5% 1/1/26 to 3/1/43		25,059,422	26,550,767
3.5% 2/1/43		516,648	546,759
3.5% 2/1/43		780,826	826,334
3.5% 2/1/43		505,819	533,718
3.5% 2/1/43		1,425,387	1,504,006
4% 6/1/24 to 4/1/42		23,851,135	25,689,449
4.5% 7/1/25 to 10/1/41		39,940,090	43,475,797
5% 1/1/35 to 4/1/41		17,362,372	18,842,101
5.5% 12/1/28 to 1/1/40		20,092,463	21,836,899
6% 7/1/37 to 8/1/37		523,420	573,398
6.5% 9/1/39		6,219,803	6,896,097
TOTAL FREDDIE MAC			152,182,642
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (h)	Value
Ginnie Mae - 0.9%
3% 12/20/42		$ 15,030,381	$ 15,760,471
3% 3/1/43 (f)		1,000,000	1,047,129
3.5% 11/15/41 to 10/20/42		7,168,870	7,754,526
3.5% 3/1/43 (f)		1,300,000	1,392,422
3.5% 3/1/43 (f)		2,100,000	2,249,297
3.5% 3/1/43 (f)		2,700,000	2,891,953
4% 1/15/25 to 12/15/41		15,375,098	16,850,185
4.5% 5/15/39 to 4/15/41		29,563,072	32,474,473
5% 3/15/39 to 9/15/41		29,924,174	33,101,117
5.5% 12/20/28 to 12/15/38		1,639,412	1,813,390
6% 9/20/38		1,877,366	2,113,501
TOTAL GINNIE MAE			117,448,464
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $805,134,380)			815,055,679
Asset-Backed Securities - 0.0%

Accredited Mortgage Loan Trust Series 2005-1 Class M1, 0.6717% 4/25/35 (g)		126,621	117,259
ACE Securities Corp. Home Equity Loan Trust:
Series 2004-HE1 Class M2, 1.8517% 3/25/34 (g)		46,267	45,223
Series 2005-HE2 Class M2, 0.8767% 4/25/35 (g)		7,841	7,760
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 0.9017% 12/25/33 (g)		11,579	10,497
Series 2004-R2 Class M3, 1.0267% 4/25/34 (g)		15,860	12,150
Series 2005-R2 Class M1, 0.6517% 4/25/35 (g)		331,000	322,879
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 0.9817% 3/25/34 (g)		7,674	6,633
Series 2004-W7 Class M1, 1.0267% 5/25/34 (g)		204,000	190,987
Series 2006-W4 Class A2C, 0.3617% 5/25/36 (g)		203,867	71,899
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.3417% 12/25/36 (g)		289,000	148,979
Countrywide Asset-Backed Certificates Trust Series 2007-4 Class A1A, 0.3237% 9/25/37 (g)		5,206	5,196
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 5.4322% 3/25/32 (MGIC Investment Corp. Insured) (g)		12,094	11,678
Series 2004-3 Class M4, 1.6567% 4/25/34 (g)		25,557	12,106
Series 2004-4 Class M2, 0.9967% 6/25/34 (g)		94,124	83,496
Asset-Backed Securities - continued
		Principal Amount (h)	Value
Fannie Mae Series 2004-T5 Class AB3, 1.0332% 5/28/35 (g)		$ 6,234	$ 4,813
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1.0267% 3/25/34 (g)		3,173	2,255
Fremont Home Loan Trust Series 2005-A Class M4, 1.2217% 1/25/35 (g)		58,000	6,847
GE Business Loan Trust:
Series 2003-1 Class A, 0.6312% 4/15/31 (e)(g)		24,664	23,482
Series 2006-2A:
Class A, 0.3812% 11/15/34 (e)(g)		203,873	188,187
Class B, 0.4812% 11/15/34 (e)(g)		73,741	62,680
Class C, 0.5812% 11/15/34 (e)(g)		122,541	88,229
GSAMP Trust Series 2004-AR1 Class B4, 3.4154% 6/25/34 (e)(g)		65,519	18,271
Home Equity Asset Trust:
Series 2003-2 Class M1, 1.5217% 8/25/33 (g)		41,188	40,132
Series 2003-3 Class M1, 1.4917% 8/25/33 (g)		101,852	93,649
Series 2003-5 Class A2, 0.9017% 12/25/33 (g)		5,278	4,434
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.3917% 1/25/37 (g)		231,000	112,384
JPMorgan Mortgage Acquisition Trust Series 2007-CH1 Class AV4, 0.3317% 11/25/36 (g)		231,000	223,654
Keycorp Student Loan Trust:
Series 1999-A Class A2, 0.64% 12/27/29 (g)		71,620	68,414
Series 2006-A Class 2C, 1.46% 3/27/42 (g)		406,000	19,626
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.5017% 5/25/37 (g)		106,851	1,197
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 0.9517% 7/25/34 (g)		17,765	14,465
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.1767% 7/25/34 (g)		60,665	52,565
Series 2006-FM1 Class A2B, 0.3117% 4/25/37 (g)		175,674	147,060
Series 2006-OPT1 Class A1A, 0.4617% 6/25/35 (g)		370,380	330,477
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 0.5417% 8/25/34 (g)		9,173	7,977
Series 2004-NC8 Class M6, 2.0767% 9/25/34 (g)		21,273	10,676
Series 2005-NC1 Class M1, 0.6417% 1/25/35 (g)		64,000	58,276
Series 2005-NC2 Class B1, 1.3717% 3/25/35 (g)		66,866	2,724
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.7117% 9/25/35 (g)		229,000	187,626
Park Place Securities, Inc. Series 2004-WCW1:
Class M3, 1.4517% 9/25/34 (g)		85,000	68,026
Class M4, 1.6517% 9/25/34 (g)		109,000	32,026
Asset-Backed Securities - continued
		Principal Amount (h)	Value
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 1.0017% 4/25/33 (g)		$ 815	$ 759
Sierra Receivables Funding Co. Series 2007-1A Class A2, 0.3547% 3/20/19 (FGIC Insured) (e)(g)		48,134	47,815
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.258% 6/15/33 (g)		202,442	138,331
SVO VOI Mortgage Corp. Series 2006-AA Class A, 5.28% 2/20/24 (e)		45,007	45,752
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.0617% 9/25/34 (g)		4,618	4,183
TOTAL ASSET-BACKED SECURITIES (Cost $2,784,167)			3,153,734
Collateralized Mortgage Obligations - 1.2%

Private Sponsor - 0.0%
Credit Suisse Mortgage Capital Certificates sequential payer Series 2010-16 Class A1, 3% 6/25/50 (e)		312,949	314,976
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 2.6313% 10/25/34 (g)		150,172	156,346
Granite Master Issuer PLC floater:
Series 2006-4:
Class B1, 0.3807% 12/20/54 (g)		682,000	636,306
Class M1, 0.5407% 12/20/54 (g)		179,000	160,205
Series 2007-1:
Class 1M1, 0.5007% 12/20/54 (g)		226,000	202,270
Class 2M1, 0.7007% 12/20/54 (g)		290,000	259,550
JPMorgan Mortgage Trust sequential payer Series 2006-A5 Class 3A5, 5.5367% 8/25/36 (g)		243,970	198,720
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.4117% 5/25/47 (g)		108,454	79,285
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3717% 2/25/37 (g)		192,560	166,279
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.4917% 7/25/35 (g)		279,615	268,881
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B:
Class B5, 2.5492% 7/10/35 (e)(g)		125,435	110,347
Class B6, 3.0492% 7/10/35 (e)(g)		166,378	143,304
Residential Funding Securities Corp. floater Series 2003-RP2 Class A1, 0.6517% 6/25/33 (e)(g)		17,152	16,692
Collateralized Mortgage Obligations - continued
		Principal Amount (h)	Value
Private Sponsor - continued
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.3885% 7/20/34 (g)		$ 5,124	$ 4,799
Structured Asset Securities Corp. Series 2003-15A Class 4A, 4.7816% 4/25/33 (g)		42,677	42,306
TOTAL PRIVATE SPONSOR			2,760,266
U.S. Government Agency - 1.2%
Fannie Mae:
floater:
Series 2007-53 Class FB, 0.6017% 6/25/37 (g)		7,443,669	7,450,410
Series 2007-85 Class FL, 0.7417% 9/25/37 (g)		2,685,121	2,708,254
Series 2007-89 Class FT, 0.7717% 9/25/37 (g)		1,999,010	2,013,861
Series 2012-110 Class JF, 0.6517% 10/25/42 (g)		3,210,690	3,215,605
Series 2012-122:
Class FM, 0.6017% 11/25/42 (g)		10,900,539	10,958,890
Class LF, 0.6017% 11/25/42 (g)		16,372,400	16,460,025
Series 2012-93 Class FE, 0.6017% 9/25/42 (g)		9,002,877	9,018,728
floater planned amortization class:
Series 2012-128 Class VF, 0.4517% 6/25/42 (g)		1,221,864	1,224,686
Series 2012-111 Class NF, 0.5517% 5/25/42 (g)		1,866,467	1,869,640
Series 2012-113 Class PF, 0.5517% 10/25/40 (g)		5,198,965	5,212,109
floater sequential payer:
Series 2012-101 Class FB, 0.6517% 5/25/39 (g)		7,846,140	7,929,055
Series 2012-111 Class JF 0.6017% 7/25/40 (g)		36,586,442	36,854,043
Freddie Mac:
floater:
Series 3349 Class FE, 0.6912% 7/15/37 (g)		2,374,175	2,386,263
Series 3376 Class FA, 0.8012% 10/15/37 (g)		2,447,022	2,476,943
Series 4087 Class FB, 0.6712% 7/15/42 (g)		18,740,467	18,777,776
floater planned amortization class Series 4094 Class BF, 0.6012% 8/15/32 (g)		2,807,966	2,819,341
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2010-133 Class FB, 0.6817% 10/16/40 (g)		3,141,503	3,145,849
Series 2012-48 Class FA, 0.5517% 4/16/42 (g)		5,117,290	5,132,367
Series 2012-75 Class FA, 0.6547% 6/20/42 (g)		4,972,803	5,012,361
Collateralized Mortgage Obligations - continued
		Principal Amount (h)	Value
U.S. Government Agency - continued
Ginnie Mae guaranteed REMIC pass-thru certificates: - continued
floater:
Series 2012-93 Class NF, 0.6047% 7/20/42 (g)		$ 3,640,087	$ 3,642,435
floater sequential payer Series 2010-113 Class JF, 0.6047% 3/20/38 (g)		2,640,358	2,647,531
TOTAL U.S. GOVERNMENT AGENCY			150,956,172
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $153,567,957)			153,716,438
Commercial Mortgage Securities - 1.3%

Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2004-2 Class A4, 4.153% 11/10/38		278,350	280,683
Series 2005-1 Class A3, 4.877% 11/10/42		43,306	43,368
Series 2006-2 Class AAB, 5.7141% 5/10/45 (g)		187,878	197,490
Series 2006-6 Class A3, 5.369% 10/10/45		554,000	600,267
Series 2007-4 Class A3, 5.806% 2/10/51 (g)		185,815	195,530
Series 2001-3 Class H, 6.562% 4/11/37 (e)		155,000	155,877
Series 2005-3 Class A3B, 5.09% 7/10/43 (g)		860,000	899,407
Series 2006-6 Class E, 5.619% 10/10/45 (e)		160,000	15,490
Series 2007-3:
Class A3, 5.5925% 6/10/49 (g)		463,000	463,008
Class A4, 5.5925% 6/10/49 (g)		577,000	663,320
Banc of America Large Loan, Inc. floater Series 2006-BIX1 Class G, 0.5312% 10/15/19 (e)(g)		64,604	63,958
Bayview Commercial Asset Trust floater:
Series 2005-3A Class A2, 0.6017% 11/25/35 (e)(g)		74,982	62,773
Series 2005-4A:
Class A2, 0.5917% 1/25/36 (e)(g)		189,615	149,560
Class M1, 0.6517% 1/25/36 (e)(g)		61,202	34,008
Series 2006-2A Class A1, 0.4317% 7/25/36 (e)(g)		508,464	398,572
Series 2006-4A Class A2, 0.4717% 12/25/36 (e)(g)		551,745	337,944
Series 2007-1 Class A2, 0.4717% 3/25/37 (e)(g)		117,362	67,881
Series 2007-2A:
Class A1, 0.4717% 7/25/37 (e)(g)		314,732	220,440
Class A2, 0.5217% 7/25/37 (e)(g)		294,672	143,774
Class M1, 0.5717% 7/25/37 (e)(g)		100,299	27,572
Class M4, 0.8517% 7/25/37 (e)(g)		109,983	6,744
Class M5, 0.9517% 7/25/37 (e)(g)		96,841	4,308
Commercial Mortgage Securities - continued
		Principal Amount (h)	Value
Bayview Commercial Asset Trust floater: - continued
Series 2007-2A:
Class M6, 1.2017% 7/25/37 (e)(g)		$ 63,517	$ 553
Series 2007-3:
Class A2, 0.4917% 7/25/37 (e)(g)		112,399	58,510
Class B1, 1.1517% 7/25/37 (e)(g)		67,854	5,184
Class B2, 1.8017% 7/25/37 (e)(g)		29,577	1,580
Class M1, 0.5117% 7/25/37 (e)(g)		59,566	20,116
Class M2, 0.5417% 7/25/37 (e)(g)		63,710	17,788
Class M3, 0.5717% 7/25/37 (e)(g)		102,040	22,170
Class M4, 0.7017% 7/25/37 (e)(g)		161,088	27,164
Class M5, 0.8017% 7/25/37 (e)(g)		81,839	11,714
Class M6, 1.0017% 7/25/37 (e)(g)		62,156	7,506
Series 2007-4A:
Class M4, 1.8017% 9/25/37 (e)(g)		108,881	5,315
Class M5, 1.9517% 9/25/37 (e)(g)		69,260	2,207
Bear Stearns Commercial Mortgage Securities Trust:
floater Series 2007-BBA8:
Class E, 0.5012% 3/15/22 (e)(g)		514,000	475,175
Class F, 0.5512% 3/15/22 (e)(g)		315,000	284,906
sequential payer Series 2004-PWR3 Class A3, 4.487% 2/11/41		8,185	8,184
Series 2006-T22 Class A4, 5.5728% 4/12/38 (g)		35,000	39,264
C-BASS Trust floater Series 2006-SC1 Class A, 0.4717% 5/25/36 (e)(g)		103,880	96,878
CDC Commercial Mortgage Trust Series 2002-FX1 Class G, 6.625% 5/15/35 (e)		325,000	338,753
Citigroup Commercial Mortgage Trust:
floater Series 2006-FL2 Class H, 0.5712% 8/15/21 (e)(g)		15,170	14,579
Series 2007-FL3A Class A2, 0.3412% 4/15/22 (e)(g)		26,657	26,359
Series 2008-C7 Class A2B, 6.0632% 12/10/49 (g)		165,370	166,816
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A3, 5.293% 12/11/49		270,000	279,125
Cobalt CMBS Commercial Mortgage Trust:
sequential payer Series 2007-C3 Class A3, 5.8027% 5/15/46 (g)		277,000	295,142
Series 2006-C1 Class B, 5.359% 8/15/48		831,000	94,491
Series 2007-C2 Class B, 5.617% 4/15/47 (g)		310,000	138,199
COMM pass-thru certificates:
floater:
Series 2001-J2A Class A2F, 0.7022% 7/16/34 (e)(g)		262	262
Commercial Mortgage Securities - continued
		Principal Amount (h)	Value
COMM pass-thru certificates: - continued
floater:
Series 2005-FL11:
Class C, 0.5012% 11/15/17 (e)(g)		$ 170,265	$ 161,635
Class D, 0.5412% 11/15/17 (e)(g)		8,834	8,210
Class E, 0.5912% 11/15/17 (e)(g)		31,322	28,795
Class F, 0.6512% 11/15/17 (e)(g)		24,094	21,909
Class G, 0.7012% 11/15/17 (e)(g)		16,598	14,761
Series 2006-FL12 Class AJ, 0.3312% 12/15/20 (e)(g)		395,000	378,626
sequential payer:
Series 2006-C8 Class A3, 5.31% 12/10/46		789,000	809,247
Series 2006-CN2A:
Class A2FX, 5.449% 2/5/19 (e)		341,988	343,790
Class AJFX, 5.478% 2/5/19 (e)		828,000	830,833
Credit Suisse Commercial Mortgage Trust:
sequential payer Series 2007-C3 Class A4, 5.6803% 6/15/39 (g)		7,147,000	8,210,595
Series 2007-C5 Class A4, 5.695% 9/15/40 (g)		251,000	285,364
Credit Suisse First Boston Mortgage Capital Certificates floater Series 2007-TF2A Class B, 0.5512% 4/15/22 (e)(g)		988,000	867,303
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-C1 Class A3, 5.4088% 2/15/39 (g)		841,395	849,005
Credit Suisse Mortgage Capital Certificates:
floater Series 2007-TFL1:
Class B, 0.3512% 2/15/22 (e)(g)		105,000	101,834
Class C:
0.3712% 2/15/22 (e)(g)		299,000	281,013
0.4712% 2/15/22 (e)(g)		107,000	100,242
Class F, 0.5212% 2/15/22 (e)(g)		213,000	199,441
Series 2007-C1 Class B, 5.487% 2/15/40 (e)(g)		420,000	60,690
Greenwich Capital Commercial Funding Corp.:
floater Series 2006-FL4 Class B, 0.3892% 11/5/21 (e)(g)		104,000	100,030
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39		5,923,000	6,748,400
GS Mortgage Securities Corp. II floater:
Series 2006-FL8A:
Class E, 0.5777% 6/6/20 (e)(g)		50,334	50,228
Class F, 0.6477% 6/6/20 (e)(g)		134,000	133,552
Series 2007-EOP:
Class A2, 1.2601% 3/6/20 (e)(g)		1,030,000	1,031,810
Class C, 2.0056% 3/6/20 (e)(g)		263,000	264,261
Commercial Mortgage Securities - continued
		Principal Amount (h)	Value
GS Mortgage Securities Corp. II floater: - continued
Series 2007-EOP:
Class D, 2.2018% 3/6/20 (e)(g)		$ 1,737,000	$ 1,745,558
Class H, 3.3004% 3/6/20 (e)(g)		121,000	121,780
Class J, 4.0852% 3/6/20 (e)(g)		174,000	175,211
GS Mortgage Securities Trust sequential payer:
Series 2006-GG8 Class A2, 5.479% 11/10/39		63,267	64,184
Series 2007-GG10 Class A2, 5.778% 8/10/45		60,151	61,005
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2006-FLA2:
Class B, 0.3712% 11/15/18 (e)(g)		136,574	132,681
Class C, 0.4112% 11/15/18 (e)(g)		97,222	93,924
Class F, 0.5312% 11/15/18 (e)(g)		66,358	58,798
Class G, 0.5612% 11/15/18 (e)(g)		57,484	48,636
sequential payer:
Series 2006-LDP9 Class A2, 5.134% 5/15/47 (g)		77,542	81,322
Series 2007-CB19 Class A4, 5.7259% 2/12/49 (g)		1,180,000	1,356,849
Series 2007-LD11 Class A4, 5.8124% 6/15/49 (g)		25,480,461	29,276,158
Series 2007-LDPX Class A2 S, 5.305% 1/15/49		273,943	277,091
Series 2006-CB17 Class A3, 5.45% 12/12/43		52,795	52,815
Series 2007-CB18 Class A3, 5.447% 6/12/47 (g)		188,090	193,681
Series 2007-CB19:
Class B, 5.7259% 2/12/49 (g)		24,000	8,566
Class C, 5.7259% 2/12/49 (g)		62,000	17,149
Class D, 5.7259% 2/12/49 (g)		65,000	10,960
Series 2007-LDP10:
Class CS, 5.466% 1/15/49 (g)		23,000	1,739
Class ES, 5.562% 1/15/49 (e)(g)		143,000	5,537
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2006-C1 Class A2, 5.084% 2/15/31		3,688	3,692
Series 2006-C6 Class A2, 5.262% 9/15/39 (g)		4,600	4,664
Series 2006-C7 Class A2, 5.3% 11/15/38		159,841	168,500
Series 2007-C7 Class A3, 5.866% 9/15/45		294,000	339,415
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2006-LLFA:
Class D, 0.4312% 9/15/21 (e)(g)		88,297	85,479
Class E, 0.4912% 9/15/21 (e)(g)		320,310	306,887
Class F, 0.5412% 9/15/21 (e)(g)		183,169	173,661
Class G, 0.5612% 9/15/21 (e)(g)		361,641	339,252
Class H, 0.6012% 9/15/21 (e)(g)		92,993	85,376
Merrill Lynch Mortgage Trust:
sequential payer Series 2005-CIP1 Class A2, 4.96% 7/12/38		233,559	237,207
Commercial Mortgage Securities - continued
		Principal Amount (h)	Value
Merrill Lynch Mortgage Trust: - continued
Series 2005-LC1 Class F, 5.4232% 1/12/44 (e)(g)		$ 241,000	$ 170,744
Series 2006-C1 Class A2, 5.683% 5/12/39 (g)		109,539	110,057
Series 2007-C1 Class A4, 5.8505% 6/12/50 (g)		7,022,000	8,123,668
Series 2008-C1 Class A4, 5.69% 2/12/51		591,000	689,873
Merrill Lynch-CFC Commercial Mortgage Trust:
floater Series 2006-4 Class A2FL, 0.3202% 12/12/49 (g)		15,932	15,881
sequential payer:
Series 2006-4 Class ASB, 5.133% 12/12/49 (g)		177,557	185,657
Series 2007-5:
Class A3, 5.364% 8/12/48		107,480	109,682
Class A4, 5.378% 8/12/48		6,120,000	6,934,896
Series 2007-6 Class A4, 5.485% 3/12/51 (g)		2,446,000	2,782,310
Series 2007-7 Class A4, 5.7411% 6/12/50 (g)		970,000	1,111,276
Series 2007-6 Class B, 5.635% 3/12/51 (g)		277,000	67,062
Series 2007-7 Class B, 5.7411% 6/12/50 (g)		356,000	20,256
Series 2007-8 Class A3, 5.9357% 8/12/49 (g)		239,000	277,293
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.402% 7/15/19 (e)(g)		57,391	23,028
Series 2007-XLFA:
Class C, 0.362% 10/15/20 (e)(g)		159,000	149,969
Class D, 0.392% 10/15/20 (e)(g)		107,000	98,783
Class E, 0.452% 10/15/20 (e)(g)		134,000	119,689
sequential payer Series 2005-IQ9 Class A3, 4.54% 7/15/56		238,312	239,908
Series 2006-T23 Class A3, 5.815% 8/12/41 (g)		141,000	146,195
Series 2007-HQ12 Class A4, 5.5917% 4/12/49 (g)		1,466,000	1,574,919
Series 2007-IQ14:
Class A4, 5.692% 4/15/49 (g)		4,221,000	4,840,166
Class B, 5.7489% 4/15/49 (g)		68,000	20,451
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2006-WL7A:
Class E, 0.4812% 9/15/21 (e)(g)		278,000	260,746
Class F, 0.5412% 9/15/21 (e)(g)		301,000	279,820
Class G, 0.5612% 9/15/21 (e)(g)		285,000	258,482
Series 2007-WHL8 Class F, 0.6812% 6/15/20 (e)(g)		686,000	605,237
sequential payer:
Series 2006-C29 Class A3, 5.313% 11/15/48		735,025	754,486
Commercial Mortgage Securities - continued
		Principal Amount (h)	Value
Wachovia Bank Commercial Mortgage Trust: - continued
floater:
Series 2007-C30:
Class A3, 5.246% 12/15/43		$ 75,483	$ 76,835
Class A4, 5.305% 12/15/43		81,000	88,748
Class A5, 5.342% 12/15/43		14,926,000	16,844,173
Series 2007-C31:
Class A4, 5.509% 4/15/47		13,271,000	15,045,001
Class A5, 5.5% 4/15/47		3,030,000	3,469,532
Series 2007-C32 Class A3, 5.7388% 6/15/49 (g)		19,939,000	22,901,098
Series 2007-C33:
Class A4, 5.9245% 2/15/51 (g)		6,410,000	7,398,262
Class A5, 5.9245% 2/15/51 (g)		4,253,000	4,907,686
Series 2005-C19 Class B, 4.892% 5/15/44		277,000	292,585
Series 2005-C22:
Class B, 5.3875% 12/15/44 (g)		614,000	420,737
Class F, 5.3875% 12/15/44 (e)(g)		462,000	128,528
Series 2007-C31 Class C, 5.6823% 4/15/47 (g)		1,142,000	662,507
Series 2007-C31A Class A2, 5.421% 4/15/47		530,191	533,173
Series 2007-C32:
Class D, 5.7388% 6/15/49 (g)		208,000	55,745
Class E, 5.7388% 6/15/49 (g)		328,000	81,519
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $158,696,821)			167,755,928
Municipal Securities - 0.3%

Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.) Series 2005 A, 3.375%, tender 7/1/15 (g)		465,000	483,302
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39		435,000	611,393
7.3% 10/1/39		345,000	481,955
7.5% 4/1/34		2,915,000	4,069,515
7.55% 4/1/39		3,035,000	4,413,679
7.6% 11/1/40		6,425,000	9,483,750
7.625% 3/1/40		665,000	970,036
Chicago Gen. Oblig. (Taxable Proj.) Series 2010 C1, 7.781% 1/1/35		320,000	416,301
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33		12,045,000	11,873,841
Series 2010-1, 6.63% 2/1/35		1,580,000	1,793,095
Municipal Securities - continued
		Principal Amount (h)	Value
Illinois Gen. Oblig.: - continued
Series 2010-3:
6.725% 4/1/35		$ 2,510,000	$ 2,876,284
7.35% 7/1/35		810,000	980,570
Series 2011:
5.665% 3/1/18		1,025,000	1,172,139
5.877% 3/1/19		1,585,000	1,820,436
TOTAL MUNICIPAL SECURITIES (Cost $39,434,562)			41,446,296
Foreign Government and Government Agency Obligations - 0.4%

United Mexican States:
4.75% 3/8/44		2,482,000	2,603,618
6.5% 6/9/22	MXN	575,000,000	49,777,953
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $52,707,901)			52,381,571
Fixed-Income Funds - 76.7%
	Shares
Intermediate-Term Bond Funds - 75.2%
BlackRock Strategic Income Opportunities Investor A	10,125,231	102,872,344
DoubleLine Total Return Bond Fund	55,612,338	631,200,036
Fidelity GNMA Fund (d)	28,871,517	338,085,469
ING Intermediate Bond Fund - Class A	2,973,356	30,001,160
JPMorgan Core Bond Fund Class A	114,315,524	1,374,072,594
Metropolitan West Total Return Bond Fund Class M	125,376,589	1,369,112,348
PIMCO Total Return Fund Administrative Class	254,647,566	2,859,692,169
Spartan U.S. Bond Index Fund Investor Class (d)	63,297,901	748,814,170
Westcore Plus Bond Fund	4,145,601	46,347,816
Western Asset Core Bond Portfolio Class F	61,656,166	758,370,845
Western Asset Core Plus Bond Portfolio	126,072,279	1,468,742,048
TOTAL INTERMEDIATE-TERM BOND FUNDS		9,727,310,999
Fixed-Income Funds - continued
	Shares	Value
Long Government Bond Funds - 0.5%
Spartan Long-Term Treasury Bond Index Fund Investor Class (d)	4,713,685	$ 59,816,667
Long-Term Bond Funds - 1.0%
PIMCO Long-Term Credit Fund Institutional Class	9,667,689	126,163,341
TOTAL FIXED-INCOME FUNDS (Cost $9,645,458,119)		9,913,291,007
Short-Term Funds - 2.0%

Short-Term Funds - 2.0%
Prudential Short-Term Corporate Bond Fund, Inc. Class A (Cost $257,416,106)	22,314,624	257,733,909
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.16% (a)	167,334,872	167,334,872
SSgA US Treasury Money Market Fund, 0% (b)	12	12
TOTAL MONEY MARKET FUNDS (Cost $167,334,884)		167,334,884
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $12,845,830,850)		13,169,987,361
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(240,621,144)
NET ASSETS - 100%		$ 12,929,366,217
TBA Sale Commitments
	Principal Amount (h)
Fannie Mae
3% 3/1/43	$ (3,200,000)	(3,313,313)
3% 3/1/43	(1,000,000)	(1,035,410)
3% 3/1/43	(800,000)	(828,328)
3% 3/1/43	(3,800,000)	(3,934,559)
3% 3/1/43	(2,600,000)	(2,692,067)
3% 3/1/43	(900,000)	(931,869)
3% 3/1/43	(900,000)	(931,869)
3% 3/1/43	(3,000,000)	(3,106,231)
3% 3/1/43	(3,000,000)	(3,106,231)
TBA Sale Commitments - continued
	Principal Amount (h)	Value
Fannie Mae - continued
3% 3/1/43	$ (6,000,000)	$ (6,212,462)
3.5% 3/1/43	(1,300,000)	(1,374,750)
3.5% 3/1/43	(2,100,000)	(2,220,750)
3.5% 3/1/43	(1,300,000)	(1,374,750)
3.5% 3/1/43	(2,100,000)	(2,220,750)
3.5% 3/1/43	(1,600,000)	(1,692,000)
3.5% 3/1/43	(200,000)	(211,500)
3.5% 3/1/43	(25,300,000)	(26,754,750)
3.5% 3/1/43	(6,900,000)	(7,296,750)
3.5% 3/1/43	(200,000)	(211,500)
3.5% 3/1/43	(1,600,000)	(1,692,000)
3.5% 3/1/43	(2,700,000)	(2,855,250)
4% 3/1/43	(3,300,000)	(3,518,112)
4% 3/1/43	(4,600,000)	(4,904,034)
4% 3/1/43	(1,200,000)	(1,279,313)
4.5% 3/1/43	(4,100,000)	(4,414,065)
TOTAL FANNIE MAE		(88,112,613)
Freddie Mac
3.5% 3/1/43	(3,200,000)	(3,369,500)
3.5% 3/1/43	(1,000,000)	(1,052,969)
TOTAL FREDDIE MAC		(4,422,469)
Ginnie Mae
3.5% 3/1/43	(2,700,000)	(2,891,954)
TOTAL TBA SALE COMMITMENTS (Proceeds $95,249,773)		$ (95,427,036)
Swap Agreements
Credit Default Swaps
Underlying Reference	Expiration Date	Counterparty	Fixed Payment Received/ (Paid)	Notional Amount	Value	Upfront Premium Received/ (Paid)	Unrealized Appreciation/(Depreciation)
Buy Protection
Deutsche Bank AG	Dec. 2018	Credit Suisse	(1%)	$ 2,000,000	$ 15,099	$ (121,626)	$ (106,527)
Deutsche Bank AG	Mar. 2019	JPMorgan Chase, Inc.	(1%)	1,655,634	15,328	(117,299)	(101,971)
Swap Agreements - continued
Credit Default Swaps - continued
Underlying Reference	Expiration Date	Counterparty	Fixed Payment Received/ (Paid)	Notional Amount	Value	Upfront Premium Received/ (Paid)	Unrealized Appreciation/ (Depreciation)
Buy Protection - continued
National Australia Bank Ltd	Dec. 2018	Credit Suisse	(1%)	$ 2,000,000	$ 69,135	$ (205,971)	$ (136,836)
National Australia Bank Ltd	Dec. 2018	Credit Suisse	(1%)	2,000,000	69,135	(173,932)	(104,797)
Societe Generale	Dec. 2017	Credit Suisse	(3%)	1,764,000	(111,760)	26,453	(85,307)
Societe Generale	Dec. 2017	Credit Suisse	(3%)	1,765,000	(111,824)	69,703	(42,121)
UFJ Finance Aruba AEC	Mar. 2018	Credit Suisse	(1%)	1,500,000	7,130	(34,517)	(27,387)
UFJ Finance Aruba AEC	Mar. 2018	Credit Suisse	(1%)	1,765,000	8,390	(91,281)	(82,891)
TOTAL CREDIT DEFAULT SWAPS					$ (39,367)	$ (648,470)	$ (687,837)
Currency Abbreviations
MXN	-	Mexican peso
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $86,604,684 or 0.7% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h) Amount is stated in United States dollars unless otherwise noted.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 278,674
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Focused High Income Fund	$ 89,617,886	$ 2,736,776	$ 92,891,003	$ 2,347,991	$ -
Fidelity GNMA Fund	200,333,417	141,759,593	-	6,369,979	338,085,469
Fidelity New Markets Income Fund	89,895,550	2,492,232	97,225,071	2,547,804	-
Fidelity Real Estate Income Fund	13,713,708	8,580,235	23,686,894	528,055	-
Spartan Long-Term Treasury Bond Index Fund Investor Class	-	61,645,795	-	558,901	59,816,667
Spartan U.S. Bond Index Fund Investor Class	424,239,258	339,379,524	17,912,143	13,145,115	748,814,170
Total	$ 817,799,819	$ 556,594,155	$ 231,715,111	$ 25,497,845	$ 1,146,716,306
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 628,936,944	$ -	$ 628,443,855	$ 493,089
U.S. Government and Government Agency Obligations	969,180,971	-	969,180,971	-
U.S. Government Agency - Mortgage Securities	815,055,679	-	815,055,679	-
Asset-Backed Securities	3,153,734	-	3,119,230	34,504
Collateralized Mortgage Obligations	153,716,438	-	153,716,438	-
Commercial Mortgage Securities	167,755,928	-	167,732,900	23,028
Municipal Securities	41,446,296	-	41,446,296	-
Foreign Government and Government Agency Obligations	52,381,571	-	52,381,571	-
Fixed-Income Funds	9,913,291,007	9,913,291,007	-	-
Short-Term Funds	257,733,909	257,733,909	-	-
Money Market Funds	167,334,884	167,334,884	-	-
Total Investments in Securities:	$ 13,169,987,361	$ 10,338,359,800	$ 2,831,076,940	$ 550,621
Derivative Instruments:
Assets
Swap Agreements	$ 184,217	$ -	$ 184,217	$ -
Liabilities
Swap Agreements	$ (223,584)	$ -	$ (223,584)	$ -
Total Derivative Instruments:	$ (39,367)	$ -	$ (39,367)	$ -
Other Financial Instruments:
TBA Sale Commitments	$ (95,427,036)	$ -	$ (95,427,036)	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swap Agreements (a)	$ 184,217	$ (223,584)
Total Value of Derivatives	$ 184,217	$ (223,584)
(a) Value is included in the Statement of Assets and Liabilities in the Investments, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $11,539,402,056)	$ 11,855,936,183
Fidelity Central Funds (cost $167,334,872)	167,334,872
Affiliated issuers (cost $1,139,093,922)	1,146,716,306
Total Investments (cost $12,845,830,850)		$ 13,169,987,361
Cash		2,419
Receivable for investments sold, regular delivery		1,550,235
Receivable for TBA sale commitments		95,249,773
Receivable for fund shares sold		14,290,448
Dividends receivable		13,447,595
Interest receivable		12,466,680
Distributions receivable from Fidelity Central Funds		21,051
Swap agreements, at value		184,217
Prepaid expenses		7,289
Total assets		13,307,207,068

Liabilities
Payable for investments purchased Regular delivery	$ 33,940,166
Delayed delivery	239,869,585
TBA sale commitments, at value	95,427,036
Payable for fund shares redeemed	7,114,517
Distributions payable	45,081
Swap agreements, at value	223,584
Accrued management fee	313,679
Other affiliated payables	364,136
Other payables and accrued expenses	543,067
Total liabilities		377,840,851

Net Assets		$ 12,929,366,217
Net Assets consist of:
Paid in capital		$ 12,565,872,117
Undistributed net investment income		5,043,480
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		35,161,959
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		323,288,661
Net Assets, for 1,188,960,676 shares outstanding		$ 12,929,366,217
Net Asset Value, offering price and redemption price per share ($12,929,366,217 ÷ 1,188,960,676 shares)		$ 10.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 257,104,866
Affiliated issuers		25,497,845
Interest		53,149,206
Income from Fidelity Central Funds		278,674
Total income		336,030,591

Expenses
Management fee	$ 30,378,302
Transfer agent fees	2,623,613
Accounting fees and expenses	1,411,002
Custodian fees and expenses	74,971
Independent trustees' compensation	127,236
Registration fees	726,844
Audit	76,626
Legal	94,831
Miscellaneous	171,726
Total expenses before reductions	35,685,151
Expense reductions	(27,069,805)	8,615,346
Net investment income (loss)		327,415,245
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,860,407
Affiliated issuers	16,876,196
Foreign currency transactions	29,338
Swap agreements	(221,622)
Realized gain distributions from underlying funds:
Unaffiliated issuers	89,778,178
Affiliated issuers	9,605,614
Total net realized gain (loss)		171,928,111
Change in net unrealized appreciation (depreciation) on: Investment securities	83,210,043
Assets and liabilities in foreign currencies	(2,750)
Swap agreements	(568,623)
Delayed delivery commitments	(138,043)
Total change in net unrealized appreciation (depreciation)		82,500,627
Net gain (loss)		254,428,738
Net increase (decrease) in net assets resulting from operations		$ 581,843,983

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 327,415,245	$ 254,916,183
Net realized gain (loss)	171,928,111	60,244,180
Change in net unrealized appreciation (depreciation)	82,500,627	200,892,978
Net increase (decrease) in net assets resulting from operations	581,843,983	516,053,341
Distributions to shareholders from net investment income	(324,127,068)	(255,635,139)
Distributions to shareholders from net realized gain	(147,351,129)	(96,890,547)
Total distributions	(471,478,197)	(352,525,686)
Share transactions Proceeds from sales of shares	5,114,614,984	5,767,105,479
Reinvestment of distributions	470,539,916	351,918,503
Cost of shares redeemed	(1,919,171,045)	(1,921,121,745)
Net increase (decrease) in net assets resulting from share transactions	3,665,983,855	4,197,902,237
Total increase (decrease) in net assets	3,776,349,641	4,361,429,892

Net Assets
Beginning of period	9,153,016,576	4,791,586,684
End of period (including undistributed net investment income of $5,043,480 and undistributed net investment income of $1,792,136, respectively)	$ 12,929,366,217	$ 9,153,016,576
Other Information Shares
Sold	469,532,806	545,073,857
Issued in reinvestment of distributions	43,225,582	33,295,795
Redeemed	(176,408,575)	(181,166,943)
Net increase (decrease)	336,349,813	397,202,709

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2013	2012 G	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 10.52	$ 10.30	$ 9.02	$ 10.09
Income from Investment Operations
Net investment income (loss) B	.329	.372	.376	.488	.509
Net realized and unrealized gain (loss)	.269	.371	.372	1.326	(.950)
Total from investment operations	.598	.743	.748	1.814	(.441)
Distributions from net investment income	(.327)	(.373)	(.373)	(.504)	(.499)
Distributions from net realized gain	(.141)	(.150)	(.155)	(.030)	(.130)
Total distributions	(.468)	(.523)	(.528)	(.534)	(.629)
Net asset value, end of period	$ 10.87	$ 10.74	$ 10.52	$ 10.30	$ 9.02
Total Return A	5.65%	7.26%	7.36%	20.54%	(4.41)%
Ratios to Average Net Assets C, E
Expenses before reductions	.33%	.35%	.28%	.25%	.26%
Expenses net of fee waivers, if any	.08%	.10%	.03%	.00%	.00%
Expenses net of all reductions	.08%	.10%	.03%	.00%	.00%
Net investment income (loss)	3.03%	3.52%	3.57%	4.93%	5.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,929,366	$ 9,153,017	$ 4,791,587	$ 2,647,194	$ 728,293
Portfolio turnover rate D	81%	113%	44% F	10%	38%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

F Portfolio turnover rate excludes securities received or delivered in-kind.

G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. For collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. Swap agreements are marked-to-market daily based on valuations from third party pricing vendors or broker-supplied valuations. Pricing vendors utilize matrix pricing which considers comparisons to interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swap agreements may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swap agreements are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013 is included at the end of Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

2. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest income even though principal is not received until maturity. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, swap agreements, foreign currency transactions, market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 362,904,686
Gross unrealized depreciation	(44,212,296)
Net unrealized appreciation (depreciation) on securities and other investments	$ 318,692,390

Tax Cost	$ 12,851,294,971

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,690,778
Undistributed long-term capital gain	$ 40,799,778
Net unrealized appreciation (depreciation)	$ 318,043,623

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 440,309,887	$ 288,004,431
Long-term Capital Gains	31,168,310	64,521,255
Total	$ 471,478,197	$ 352,525,686

Annual Report

2. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments."

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls - continued

The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including swap agreements. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as swap agreements, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement on a bilateral basis with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and

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Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swap Agreements (a)	$ (221,622)	$ (568,623)

(a) A summary of the value of derivatives by primary risk exposure as of period end, is included at the end of the Schedule of Investments and is representative of activity for the period.

Swap Agreements. A swap agreement (swap) is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

Swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the swap agreements at value line items. Any upfront premiums paid or received upon entering a swap to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments. Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Realized gain or (loss) is also recorded in the event of an early termination of a swap. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swap Agreements."

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain

Annual Report

3. Derivative Instruments - continued

Credit Default Swaps - continued

credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $4,069,127,434 and $759,231,831, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the period, the total annual management fee rate was .28% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Strategic Advisers, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

In March, 2013, the Board of Trustees approved the appointment of Prudential Investment Management, Inc. (Prudential) as an additional sub-adviser for the Fund. Subsequent to period end, Prudential was allocated a portion of the Fund's assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Annual Report

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund seeks preservation of capital and current income and is managed by FIMM, an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission (the SEC) website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24,545 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2015. During the period, this waiver reduced the Fund's management fee by $ 27,058,203.

Strategic Advisers voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced the Fund's expenses by $11,602.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Annual Report

Notes to Financial Statements - continued

9. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of 10% or more of the total outstanding shares of the following Underlying Funds:

Spartan Long-Term Treasury Bond Index	14%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 22, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Fund voted to pay on April 15, 2013, to shareholders of record at the opening of business on April 12, 2013, a distribution of $0.034 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28th, 2013, $74,799,840 or, if subsequently determined to be different, the net capital gain of such year.

A total of 8.94% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMR Co.), Fidelity Management & Research (U.K.) Inc. (FMR (U.K.)), Fidelity Management & Research (Japan) Inc. (FMR (Japan)), and Fidelity Management & Research (Hong Kong) Limited (FMR (H.K.)) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, FIMM, FMR Co., FMR (U.K.), FMR (Japan), and FMR (H.K.) (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Core Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and in the first quartile for the three-year period and that the fund had under-performed 56% and out-performed 75% of its peers for the one- and three-year periods, respectively, ended December 31, 2011. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period and higher than its benchmark for the three-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.60%.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 20% means that 80% of the funds in the Total Mapped Group had higher management fees than the fund. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Strategic Advisers Core Income Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 29, 2012.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 29, 2012.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Annual Report

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2015.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Prudential Investment
Management, Inc.

Fidelity Investments Money
Management, Inc.

FMR Co., Inc.

Fidelity Management &
Research (U.K.) Inc.

Fidelity Management &
Research (Hong Kong) Limited

Fidelity Management &
Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SSC-UANN-0413
1.926375.102

Strategic Advisers®
Income Opportunities Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® Income Opportunities Fund	10.82%	9.71%	8.02%

A From September 27, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on September 27, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Pro-growth Federal Reserve monetary policy, ultra-low interest rates and a robust stock market helped catapult high-yield bonds during the 12 months ending February 28, 2013, with The BofA Merrill LynchSM US High Yield Constrained Index posting a robust gain of 11.81%. Early in the period, worry about sovereign debt in the eurozone and weak global economic growth held back high-yield bonds, but the index posted positive - and in some months exceptionally strong - gains from June 2012 through period end. Technical factors of supply and demand worked in the asset class' favor, as investors were attracted to its yield in a very low interest rate environment. The high-yield market's sensitivity to movements in the stock market was a big boost, as many equity indexes reached multiyear highs. Also buoying the asset class was extremely accommodative Federal Reserve monetary policy, plentiful liquidity, modest but steady economic growth and a low default rate. The backdrop wasn't completely rosy, as high-yield bonds overcame some headwinds during the period, including periodic concern about eurozone instability, corporate earnings that were lackluster at times, less-optimistic near-term expectations for U.S. economic growth, and fiscal gridlock in Washington.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Income Opportunities Fund: For the year, Strategic Advisers® Income Opportunities Fund (the Fund) returned 10.82%, trailing the BofA Merrill Lynch index. Several managers hampered the Fund's performance versus the benchmark because of their holdings of cash and/or bank debt. These included: Fidelity® Capital & Income Fund, T. Rowe Price High Yield Fund - which was the Fund's largest manager allocation - and Fidelity® High Income Fund. Fidelity Capital & Income Fund also was hurt by subpar stock selection among highly indebted companies, while T. Rowe Price High Yield Fund was further hamstrung by poor security selection in information technology and chemicals. Two additional detractors, Janus High-Yield Fund and PIMCO High Yield Fund, were held back by their defensive, higher-quality positioning. On the plus side, Fidelity Advisor® High Income Advantage Fund slightly aided relative performance because of a significant stake in B- and CCC-rated bonds, as well as solid security selection in its core high-yield bond portfolio and among equities and lower-quality bank debt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Actual	.01%	$ 1,000.00	$ 1,065.20	$ .05
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.74	$ .05

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund Advisor Class	21.1	24.2
Fidelity Capital & Income Fund	19.5	20.5
Fidelity High Income Fund	13.1	14.7
BlackRock High Yield Bond Portfolio Investor A Class	10.5	8.2
Janus High-Yield Fund Class T	10.5	9.0
PIMCO High Yield Fund Administrative Class	7.3	9.6
Eaton Vance Income Fund of Boston - Class A	5.8	3.3
Hotchkis and Wiley High Yield Fund A	4.0	0.0
MainStay High Yield Corporate Bond Fund Class A	3.6	4.5
Fidelity Advisor High Income Advantage Fund Institutional Class	2.4	3.2
	97.8
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
High Yield Fixed-Income Funds 100.0%	High Yield Fixed-Income Funds 100.0%
Net Other Assets (Liabilities) 0.0%†	Net Other Assets (Liabilities) 0.0%†

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
† Amount represents less than 0.1%

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Fixed-Income Funds - 100.0%
	Shares	Value
High Yield Fixed-Income Funds - 100.0%
BlackRock High Yield Bond Portfolio Investor A Class	48,551,618	$ 396,666,715
Eaton Vance Income Fund of Boston - Class A	36,490,716	220,403,925
Fidelity Advisor High Income Advantage Fund Institutional Class (a)	9,120,358	90,291,547
Fidelity Advisor High Income Fund Institutional Class (a)	9,538,358	83,937,551
Fidelity Capital & Income Fund (a)	76,178,451	733,598,487
Fidelity High Income Fund (a)	52,196,541	492,213,385
Hotchkis and Wiley High Yield Fund A	11,751,166	152,177,599
Janus High-Yield Fund Class T	42,176,953	395,198,048
MainStay High Yield Corporate Bond Fund Class A	22,013,218	135,381,289
PIMCO High Yield Fund Administrative Class	28,281,430	273,764,241
T. Rowe Price High Yield Fund Advisor Class	112,853,786	795,619,192
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $3,499,404,534)		3,769,251,979
NET OTHER ASSETS (LIABILITIES) - 0.0%		(128,732)
NET ASSETS - 100%		$ 3,769,123,247
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ 119,134,636	$ 7,570,207	$ 42,658,395	$ 6,244,097	$ 90,291,547
Fidelity Advisor High Income Fund Institutional Class	95,934,593	16,954,235	31,821,957	5,869,332	83,937,551
Fidelity Capital & Income Fund	664,426,704	221,897,883	186,751,065	43,749,990	733,598,487
Fidelity Focused High Income Fund	10,053,758	90,263	10,090,088	88,838	-
Fidelity High Income Fund	430,747,864	176,915,938	139,883,815	30,788,704	492,213,385
Total	$ 1,320,297,555	$ 423,428,526	$ 411,205,320	$ 86,740,961	$ 1,400,040,970
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,239,204,568)	$ 2,369,211,009
Affiliated issuers (cost $1,260,199,966)	1,400,040,970
Total Investments (cost $3,499,404,534)		$ 3,769,251,979
Cash		9
Receivable for fund shares sold		3,550,438
Prepaid expenses		2,333
Total assets		3,772,804,759

Liabilities
Payable for investments purchased	$ 2,307,052
Payable for fund shares redeemed	1,218,173
Distributions payable	25,396
Other affiliated payables	24,670
Other payables and accrued expenses	106,221
Total liabilities		3,681,512

Net Assets		$ 3,769,123,247
Net Assets consist of:
Paid in capital		$ 3,498,870,297
Undistributed net investment income		78,851
Accumulated undistributed net realized gain (loss) on investments		326,654
Net unrealized appreciation (depreciation) on investments		269,847,445
Net Assets, for 369,078,258 shares outstanding		$ 3,769,123,247
Net Asset Value, offering price and redemption price per share ($3,769,123,247 ÷ 369,078,258 shares)		$ 10.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 144,223,054
Affiliated issuers		86,740,961
Total income		230,964,015

Expenses
Management fee	$ 9,571,027
Transfer agent fees	682
Accounting fees and expenses	301,407
Custodian fees and expenses	7,726
Independent trustees' compensation	45,665
Registration fees	192,520
Audit	36,686
Legal	28,358
Miscellaneous	117,530
Total expenses before reductions	10,301,601
Expense reductions	(9,583,024)	718,577
Net investment income (loss)		230,245,438
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,086,451
Affiliated issuers	(1,165,842)
Realized gain distributions from underlying funds:
Unaffiliated issuers	2,051,607
Affiliated issuers	9,220,757
Total net realized gain (loss)		14,192,973
Change in net unrealized appreciation (depreciation) on underlying funds		157,418,542
Net gain (loss)		171,611,515
Net increase (decrease) in net assets resulting from operations		$ 401,856,953

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 230,245,438	$ 178,601,158
Net realized gain (loss)	14,192,973	3,534,356
Change in net unrealized appreciation (depreciation)	157,418,542	(69,431,821)
Net increase (decrease) in net assets resulting from operations	401,856,953	112,703,693
Distributions to shareholders from net investment income	(229,609,466)	(177,869,952)
Distributions to shareholders from net realized gain	(11,694,792)	(2,330,383)
Total distributions	(241,304,258)	(180,200,335)
Share transactions Proceeds from sales of shares	1,814,668,235	1,264,227,802
Reinvestment of distributions	240,901,111	179,893,319
Cost of shares redeemed	(1,401,873,614)	(469,120,308)
Net increase (decrease) in net assets resulting from share transactions	653,695,732	975,000,813
Total increase (decrease) in net assets	814,248,427	907,504,171

Net Assets
Beginning of period	2,954,874,820	2,047,370,649
End of period (including undistributed net investment income of $78,851 and undistributed net investment income of $838,928, respectively)	$ 3,769,123,247	$ 2,954,874,820
Other Information Shares
Sold	184,043,320	128,415,113
Issued in reinvestment of distributions	24,270,732	18,688,608
Redeemed	(140,404,310)	(48,652,523)
Net increase (decrease)	67,909,742	98,451,198

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2013	2012 E	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.81	$ 10.10	$ 9.19	$ 6.52	$ 9.27
Income from Investment Operations
Net investment income (loss) B	.595	.657	.699	.648	.660
Net realized and unrealized gain (loss)	.430	(.286)	.910	2.684	(2.753)
Total from investment operations	1.025	.371	1.609	3.332	(2.093)
Distributions from net investment income	(.595)	(.653)	(.687)	(.652)	(.657)
Distributions from net realized gain	(.030)	(.008)	(.012)	(.010)	-
Total distributions	(.625)	(.661)	(.699)	(.662)	(.657)
Net asset value, end of period	$ 10.21	$ 9.81	$ 10.10	$ 9.19	$ 6.52
Total Return A	10.82%	4.00%	18.17%	52.61%	(23.54)%
Ratios to Average Net Assets C
Expenses before reductions	.27%	.27%	.27%	.25%	.26%
Expenses net of fee waivers, if any	.02%	.02%	.01%	.00%	.00%
Expenses net of all reductions	.02%	.02%	.01%	.00%	.00%
Net investment income (loss)	6.01%	6.82%	7.27%	7.88%	8.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,769,123	$ 2,954,875	$ 2,047,371	$ 768,753	$ 481,952
Portfolio turnover rate D	27%	2%	2%	32%	6%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amounts do not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 267,489,563
Gross unrealized depreciation	(371,837)
Net unrealized appreciation (depreciation) on securities and other investments	$ 267,117,726

Tax Cost	$ 3,502,134,253

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 78,851
Undistributed long-term capital gain	$ 3,056,373
Net unrealized appreciation (depreciation)	$ 267,117,726

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 241,304,258	$ 178,452,548
Long-term Capital Gains	-	1,747,787
Total	$ 241,304,258	$ 180,200,335

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares aggregated $1,660,621,417 and $1,006,761,021, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the period, the total annual management fee rate was .25% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of less than .01% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,539 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2015. During the period, this waiver reduced the Fund's management fee by $ 9,571,027.

Strategic Advisers voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced the Fund's expenses by $11,599.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $398.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund voted to pay on April 15 2013, to shareholders of record at the opening of business on April 12, 2013, a distribution of $0.01 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $3,056,373, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.36% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2011, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers Income Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and in the first quartile for the three-year period and that the fund had under-performed 72% and out-performed 78% of its peers for the one- and three-year periods, respectively, ended December 31, 2011. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.75%.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 1% means that 99% of the funds in the Total Mapped Group had higher management fees than the fund. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Strategic Advisers Income Opportunities Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 29, 2012.

Annual Report

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the year ended February 29, 2012. The Board noted the fund invested a significant portion of its assets in Class A shares of underlying funds, which typically charge distribution and/or service fees. These amounts are reflected in the fund's overall expense ratio through its "Acquired fund fees and expenses." The Board also noted that the fund invested a significant portion of its assets in underlying funds with total expense ratios greater than the peer group median.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2015.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SRQ-UANN-0413
1.926373.102

Strategic Advisers® Core Income Multi-Manager Fund

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Strategic Advisers® Core Income Multi-Manager Fund's, a class of the fund, cumulative total return and show you what would have happened if Strategic Advisers® Core Income Multi-Manager Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers Core Income Multi-Manager Fund, a class of the fund, on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. taxable investment-grade bond universe, as measured by the Barclays® U.S. Aggregate Bond Index, rose 3.12% for the 12 months ending February 28, 2013. The bulk of the gain came in the first half of the period, when investors gravitated toward U.S. fixed-income investments as the Federal Reserve undertook a series of large-scale asset purchases, U.S. economic growth was sluggish, and Europe remained mired in a financial crisis. In the second half, sentiment toward U.S. bonds worsened when the probability of an imminent breakup of the eurozone was reduced and some of the flight to perceived safe-haven investments was reversed. Further cooling investors' appetite for relative safety was the Federal Reserve's decision to pursue a third round of quantitative easing. The avoidance of the U.S. "fiscal cliff" and improving economic data further spurred demand for riskier assets. Among sectors that comprise the index, higher-yielding bonds on the riskier end of spectrum led the way. Investment-grade credit advanced 6.15%, as U.S. corporate balance sheets remained in solid shape thanks to strong financial management and good cash flows, and the default rate remained low. Commercial mortgage-backed securities gained 6.08%, while residential mortgage-backed securities saw a more modest 1.92% advance. U.S. Treasuries and government agency securities added 2.00% and 1.88%, respectively.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Core Income Multi-Manager Fund: From its inception on June 19, 2012, through February 28, 2013, Strategic Advisers® Core Income Multi-Manager Fund (a class of the Fund) returned 3.54%, outpacing the 1.66% gain of the Barclays index. The common thread among managers that helped the Fund's relative performance was meaningful exposure to spread sectors. For example, PIMCO Total Return Fund benefited from out-of-benchmark positions in high-yield bonds, emerging-markets (EM) debt and municipal bonds. Metropolitan West Total Return Bond Fund also aided performance, thanks to its investments in high-yield bonds and non-government-agency mortgage-backed securities (MBS). Western Asset Core Plus Bond Fund was another contributor, led by holdings of investment-grade corporate bonds, non-agency MBS and EM debt. The Fund received a further boost from our largest manager allocation, sub-adviser Pyramis Global Advisors, which gained due to overweightings in commercial mortgage-backed securities and corporate bonds issued by financial institutions. On the downside, while there we no notable detractors, a small position in Spartan® Long-Term Treasury Bond Index Fund nicked the Fund's return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013) for Core Income Multi-Manager and for the entire period (December 18, 2012 to February 28, 2013) for Class F. The hypothetical expense example is based on an investment of $1,000 invested for the one-half year period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value February 28, 2013	Expenses Paid During Period
Core Income Multi-Manager	.23%
Actual		$ 1,000.00	$ 1,013.30	$ 1.15 B
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 C
Class F	.23%
Actual		$ 1,000.00	$ 1,004.30	$ .46 B
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 C

A 5% return per year before expenses

B Actual expense is equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Core Income Multi-Manager and multiplied by 73/365 (to reflect the period December 18, 2012 to February 28, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Institutional Class	22.4	22.2
Western Asset Core Plus Bond Fund Class I	12.3	12.1
JPMorgan Core Bond Fund Select Class	11.2	13.4
U.S. Treasury Obligations	7.9	7.5
Metropolitan West Total Return Bond Fund Class I	7.9	7.6
Fannie Mae	6.8	10.1
Western Asset Core Bond Fund Class I	6.0	6.0
Spartan U.S. Bond Index Fund Investor Class	5.5	5.2
DoubleLine Total Return Bond Fund Class I	5.1	5.1
Prudential Short-Term Corporate Bond Z Fund	2.0	0.0
	87.1
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Corporate Bonds 5.5%	Corporate Bonds 4.7%
U.S. Government and U.S. Government Agency Obligations 16.1%	U.S. Government and U.S. Government Agency Obligations 17.6%
CMOs and Other Mortgage Related Securities 1.8%	CMOs and Other Mortgage Related Securities 2.0%
Municipal Securities 0.6%	Municipal Securities 0.4%
High Yield Fixed-Income Funds 0.0%	High Yield Fixed-Income Funds 1.5%
Intermediate-Term Bond Funds 72.3%	Intermediate-Term Bond Funds 73.6%
Long Government Bond Funds 0.5%	Long Government Bond Funds 0.0%
Long Term Bond Fund 1.1%	Long Term Bond Fund 0.0%
Short-Term Funds 2.0%	Short-Term Funds 0.0%
Short-Term Investments and Net Other Assets (Liabilities) 0.1%	Short-Term Investments and Net Other Assets (Liabilities) 0.2%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Nonconvertible Bonds - 5.5%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.6%
Media - 0.6%
Comcast Corp. 4.65% 7/15/42	$ 7,000	$ 7,279
COX Communications, Inc. 3.25% 12/15/22 (d)	4,000	4,022
NBCUniversal Media LLC 5.15% 4/30/20	100,000	118,739
Time Warner Cable, Inc.:
4% 9/1/21	100,000	106,181
4.5% 9/15/42	8,000	7,287
		243,508
CONSUMER STAPLES - 0.4%
Beverages - 0.0%
Heineken NV:
1.4% 10/1/17 (d)	5,000	4,985
2.75% 4/1/23 (d)	5,000	4,873
		9,858
Food & Staples Retailing - 0.0%
Walgreen Co. 1.8% 9/15/17	4,000	4,058
Food Products - 0.2%
ConAgra Foods, Inc.:
1.9% 1/25/18	4,000	4,047
3.2% 1/25/23	4,000	3,992
4.65% 1/25/43	5,000	5,019
Kraft Foods, Inc. 5.375% 2/10/20	50,000	59,642
		72,700
Tobacco - 0.2%
Altria Group, Inc.:
2.85% 8/9/22	7,000	6,867
4.25% 8/9/42	7,000	6,687
Reynolds American, Inc.:
3.25% 11/1/22	35,000	34,815
4.75% 11/1/42	8,000	7,830
		56,199
TOTAL CONSUMER STAPLES		142,815
ENERGY - 0.8%
Energy Equipment & Services - 0.3%
DCP Midstream LLC 4.75% 9/30/21 (d)	100,000	105,885
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Energy Equipment & Services - continued
FMC Technologies, Inc.:
2% 10/1/17	$ 2,000	$ 2,018
3.45% 10/1/22	2,000	2,030
		109,933
Oil, Gas & Consumable Fuels - 0.5%
DCP Midstream Operating LP 2.5% 12/1/17	5,000	5,056
Petrobras International Finance Co. Ltd. 3.875% 1/27/16	100,000	104,539
Petroleos Mexicanos:
3.5% 1/30/23 (d)	10,000	9,800
5.5% 6/27/44	110,000	112,475
		231,870
TOTAL ENERGY		341,803
FINANCIALS - 2.5%
Capital Markets - 0.1%
Goldman Sachs Group, Inc. 5.75% 1/24/22	8,000	9,388
Morgan Stanley:
3.75% 2/25/23	16,000	16,167
4.875% 11/1/22	18,000	19,008
		44,563
Commercial Banks - 0.3%
Credit Suisse 6% 2/15/18	2,000	2,308
Marshall & Ilsley Bank 5% 1/17/17	1,000	1,099
Regions Financial Corp. 5.75% 6/15/15	100,000	108,625
Royal Bank of Scotland Group PLC 6.125% 12/15/22	19,000	19,939
		131,971
Consumer Finance - 0.0%
General Electric Capital Corp.:
1% 12/11/15	8,000	8,055
2.1% 12/11/19	3,000	3,057
Hyundai Capital America:
1.625% 10/2/15 (d)	3,000	3,022
2.125% 10/2/17 (d)	4,000	4,034
		18,168
Diversified Financial Services - 0.5%
Bank of America Corp. 3.3% 1/11/23	14,000	13,960
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc.:
4.05% 7/30/22	$ 4,000	$ 4,154
6.125% 5/15/18	31,000	37,094
JPMorgan Chase & Co.:
3.25% 9/23/22	22,000	22,209
4.5% 1/24/22	100,000	111,341
		188,758
Insurance - 0.3%
MetLife, Inc.:
1.756% 12/15/17 (b)	5,000	5,059
3.048% 12/15/22	10,000	10,011
Pacific LifeCorp 5.125% 1/30/43 (d)	9,000	8,809
Prudential Financial, Inc. 4.5% 11/16/21	100,000	111,129
Unum Group 5.75% 8/15/42	9,000	9,733
		144,741
Real Estate Investment Trusts - 0.7%
Boston Properties, Inc. 3.85% 2/1/23	25,000	26,482
Camden Property Trust 2.95% 12/15/22	4,000	3,889
Developers Diversified Realty Corp.:
4.75% 4/15/18	100,000	110,584
9.625% 3/15/16	3,000	3,666
Duke Realty LP:
3.875% 10/15/22	7,000	7,189
5.95% 2/15/17	100,000	114,219
Equity One, Inc. 3.75% 11/15/22	20,000	19,641
Health Care REIT, Inc. 2.25% 3/15/18	3,000	3,027
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,966
		290,663
Real Estate Management & Development - 0.6%
BioMed Realty LP 4.25% 7/15/22	4,000	4,190
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	10,068
4.95% 4/15/18	5,000	5,559
ERP Operating LP 4.625% 12/15/21	75,000	84,206
Liberty Property LP:
3.375% 6/15/23	5,000	4,945
5.5% 12/15/16	100,000	113,350
Mack-Cali Realty LP 2.5% 12/15/17	9,000	9,120
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Simon Property Group LP 2.75% 2/1/23	$ 7,000	$ 6,878
Ventas Realty LP 2% 2/15/18	6,000	6,017
		244,333
TOTAL FINANCIALS		1,063,197
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.5%
Aetna, Inc.:
1.5% 11/15/17	2,000	2,007
2.75% 11/15/22	5,000	4,881
4.125% 11/15/42	3,000	2,885
Express Scripts Holding Co. 3.5% 11/15/16	100,000	107,736
UnitedHealth Group, Inc.:
1.625% 3/15/19	3,000	3,004
2.75% 2/15/23	2,000	1,977
2.875% 3/15/23	13,000	12,956
3.95% 10/15/42	2,000	1,888
4.25% 3/15/43	20,000	19,745
WellPoint, Inc.:
3.3% 1/15/23	45,000	45,546
4.65% 1/15/43	11,000	11,128
		213,753
Pharmaceuticals - 0.1%
AbbVie, Inc.:
1.75% 11/6/17 (d)	10,000	10,126
2.9% 11/6/22 (d)	11,000	10,996
4.4% 11/6/42 (d)	9,000	9,156
Watson Pharmaceuticals, Inc.:
1.875% 10/1/17	3,000	3,026
3.25% 10/1/22	5,000	5,043
Zoetis, Inc.:
1.875% 2/1/18 (d)	2,000	2,007
3.25% 2/1/23 (d)	4,000	4,025
4.7% 2/1/43 (d)	4,000	4,099
		48,478
TOTAL HEALTH CARE		262,231
Nonconvertible Bonds - continued
	Principal Amount	Value
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
General Electric Co. 4.125% 10/9/42	$ 8,000	$ 7,998
MATERIALS - 0.0%
Chemicals - 0.0%
The Dow Chemical Co. 4.375% 11/15/42	4,000	3,832
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.:
5.35% 9/1/40	6,000	6,573
5.55% 8/15/41	100,000	112,815
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,106
6% 4/1/17	2,000	2,169
6.15% 9/15/19	2,000	2,156
Embarq Corp. 7.082% 6/1/16	5,000	5,744
		131,563
UTILITIES - 0.3%
Electric Utilities - 0.0%
American Electric Power Co., Inc. 2.95% 12/15/22	4,000	3,985
FirstEnergy Corp.:
2.75% 3/15/18	4,000	4,000
4.25% 3/15/23	13,000	12,990
		20,975
Multi-Utilities - 0.3%
NiSource Finance Corp. 4.45% 12/1/21	100,000	109,585
Sempra Energy 2.875% 10/1/22	4,000	3,990
		113,575
TOTAL UTILITIES		134,550
TOTAL NONCONVERTIBLE BONDS (Cost $2,282,715)		2,331,497
U.S. Government and Government Agency Obligations - 7.9%

U.S. Treasury Inflation Protected Obligations - 0.1%
U.S. Treasury Inflation-Indexed Notes 0.625% 4/15/13	23,900	24,077
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value
U.S. Treasury Obligations - 7.8%
U.S. Treasury Bonds:
2.75% 11/15/42	$ 212,000	$ 197,425
3.125% 2/15/43	331,000	333,172
U.S. Treasury Notes:
0.25% 5/31/14	600,000	600,328
0.375% 1/15/16	1,764,000	1,766,067
0.75% 10/31/17	2,000	2,005
0.875% 1/31/18	405,000	407,468
1.625% 8/15/22	8,000	7,872
TOTAL U.S. TREASURY OBLIGATIONS		3,314,337
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $3,325,389)		3,338,414
U.S. Government Agency - Mortgage Securities - 8.7%

Fannie Mae - 7.5%
3% 2/1/43	201,432	208,934
3% 3/1/43 (e)	200,000	207,082
3.5% 2/1/41 to 11/1/42	482,969	513,390
3.5% 3/1/43 (e)	100,000	105,750
4% 12/1/40 to 7/1/42	568,105	609,076
4% 3/1/43 (e)	100,000	106,609
4% 3/1/43 (e)	100,000	106,609
4.5% 3/1/41 to 10/1/41	87,408	94,999
4.5% 3/1/43 (e)	500,000	538,301
5% 6/1/35	91,519	99,267
5% 3/1/43 (e)	100,000	108,290
5.5% 4/1/35 to 1/1/36	336,762	368,661
6% 9/1/39 to 4/1/40	73,336	80,370
TOTAL FANNIE MAE		3,147,338
Freddie Mac - 0.5%
3% 2/1/43	100,035	103,382
3.5% 3/1/43 (e)	100,000	105,297
TOTAL FREDDIE MAC		208,679
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Ginnie Mae - 0.7%
3.5% 3/1/43 (e)	$ 100,000	$ 107,109
5% 2/15/39	191,197	208,614
TOTAL GINNIE MAE		315,723
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $3,674,608)		3,671,740
Collateralized Mortgage Obligations - 1.1%

U.S. Government Agency - 1.1%
Fannie Mae:
floater:
Series 2007-53 Class FB, 0.6017% 6/25/37 (f)	28,826	28,852
Series 2007-85 Class FL, 0.7417% 9/25/37 (f)	9,702	9,786
Series 2007-89 Class FT, 0.7717% 9/25/37 (f)	8,050	8,110
Series 2012-122:
Class FM, 0.6017% 11/25/42 (f)	97,850	98,374
Class LF, 0.6017% 11/25/42 (f)	98,316	98,842
floater planned amortization class:
Series 2012-128 Class VF, 0.4517% 6/25/42 (f)	39,415	39,506
Series 2012-111 Class NF, 0.5517% 5/25/42 (f)	9,772	9,789
Series 2012-113 Class PF, 0.5517% 10/25/40 (f)	19,656	19,706
Series 2012-128 Class YF, 0.5017% 6/25/42 (f)	39,415	39,588
Freddie Mac:
floater:
Series 3349 Class FE, 0.6912% 7/15/37 (f)	9,560	9,609
Series 3376 Class FA, 0.8012% 10/15/37 (f)	9,854	9,974
Series 4087 Class FB, 0.6712% 7/15/42 (f)	80,933	81,094
floater planned amortization class Series 4094 Class BF, 0.6012% 8/15/32 (f)	9,683	9,722
Ginnie Mae guaranteed REMIC pass-thru certificates floater sequential payer Series 2010-113 Class JF, 0.6047% 3/20/38 (f)	8,124	8,146
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $471,444)		471,098
Commercial Mortgage Securities - 1.8%
	Principal Amount	Value
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	$ 88,500	$ 100,416
Greenwich Capital Commercial Funding Corp. sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	120,000	136,723
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2007-LD11 Class A4, 5.8124% 6/15/49 (f)	200,000	229,793
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	160,000	180,562
Series 2007-C32 Class A3, 5.7388% 6/15/49 (f)	90,000	103,370
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $720,467)		750,864
Municipal Securities - 0.6%

California Gen. Oblig.:
7.55% 4/1/39	5,000	7,271
7.6% 11/1/40	115,000	169,748
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	50,000	49,290
Series 2010-1, 6.63% 2/1/35	5,000	5,674
Series 2010-3, 6.725% 4/1/35	5,000	5,730
Series 2011, 5.877% 3/1/19	5,000	5,743
TOTAL MUNICIPAL SECURITIES (Cost $225,856)		243,456
Foreign Government and Government Agency Obligations - 0.0%

United Mexican States 4.75% 3/8/44 (Cost $10,960)	10,000	10,490
Fixed-Income Funds - 73.9%
	Shares
Intermediate-Term Bond Funds - 72.3%
DoubleLine Total Return Bond Fund Class I	190,443	2,161,528
Fidelity GNMA Fund (c)	70,804	829,110
JPMorgan Core Bond Fund Select Class	393,548	4,726,507
Metropolitan West Total Return Bond Fund Class I	305,209	3,329,832
PIMCO Total Return Fund Institutional Class	842,784	9,464,459
Spartan U.S. Bond Index Fund Investor Class (c)	195,564	2,313,521
Fixed-Income Funds - continued
	Shares	Value
Intermediate-Term Bond Funds - continued
Western Asset Core Bond Fund Class I	206,176	$ 2,535,970
Western Asset Core Plus Bond Fund Class I	445,279	5,187,498
TOTAL INTERMEDIATE-TERM BOND FUNDS		30,548,425
Long Government Bond Funds - 0.5%
Spartan Long-Term Treasury Bond Index Fund Investor Class (c)	16,171	205,211
Long-Term Bond Funds - 1.1%
PIMCO Long-Term Credit Fund Institutional Class	34,242	446,853
TOTAL FIXED-INCOME FUNDS (Cost $31,067,219)		31,200,489
Short-Term Funds - 2.0%

Short-Term Funds - 2.0%
Prudential Short-Term Corporate Bond Z Fund (Cost $840,886)	72,616	840,162
Money Market Funds - 2.3%

SSgA US Treasury Money Market Fund, 0% (a) (Cost $992,623)	992,623	992,623
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $43,612,167)		43,850,833
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(1,604,300)
NET ASSETS - 100%		$ 42,246,533
TBA Sale Commitments
	Principal Amount
Fannie Mae
3% 3/1/43	$ (200,000)	(207,082)
3.5% 3/1/43	(100,000)	(105,750)
TBA Sale Commitments - continued
	Principal Amount	Value
Fannie Mae - continued
4% 3/1/43	$ (200,000)	$ (213,219)
4% 3/1/43	(100,000)	(106,609)
TOTAL TBA SALE COMMITMENTS (Proceeds $631,133)		$ (632,660)
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $185,839 or 0.4% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Focused High Income Fund	$ -	$ 206,368	$ 212,759	$ 4,925	$ -
Fidelity GNMA Fund	-	844,413	754	11,843	829,110
Fidelity New Markets Income Fund	-	413,963	448,269	9,272	-
Spartan Long-Term Treasury Bond Index Fund Investor Class	-	214,051	-	1,315	205,211
Spartan U.S. Bond Index Fund Investor Class	-	2,367,024	38,677	32,224	2,313,521
Total	$ -	$ 4,045,819	$ 700,459	$ 59,579	$ 3,347,842
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 2,331,497	$ -	$ 2,331,497	$ -
U.S. Government and Government Agency Obligations	3,338,414	-	3,338,414	-
U.S. Government Agency - Mortgage Securities	3,671,740	-	3,671,740	-
Collateralized Mortgage Obligations	471,098	-	471,098	-
Commercial Mortgage Securities	750,864	-	750,864	-
Municipal Securities	243,456	-	243,456	-
Foreign Government and Government Agency Obligations	10,490	-	10,490	-
Fixed-Income Funds	31,200,489	31,200,489	-	-
Short-Term Funds	840,162	840,162	-	-
Money Market Funds	992,623	992,623	-	-
Total Investments in Securities:	$ 43,850,833	$ 33,033,274	$ 10,817,559	$ -
Other Financial Instruments:
TBA Sale Commitments	$ (632,660)	$ -	$ (632,660)	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $40,226,224)	$ 40,502,991
Affiliated issuers (cost $3,385,943)	3,347,842
Total Investments (cost $43,612,167)		$ 43,850,833
Receivable for TBA sale commitments		631,133
Receivable for fund shares sold		22,387
Dividends receivable		9,910
Interest receivable		42,187
Prepaid expenses		6,751
Receivable from investment adviser for expense reductions		4,079
Total assets		44,567,280

Liabilities
Payable for investments purchased Regular delivery	$ 249,795
Delayed delivery	1,382,305
TBA sale commitments, at value	632,660
Payable for fund shares redeemed	8,452
Accrued management fee	1,166
Other affiliated payables	1,928
Other payables and accrued expenses	44,441
Total liabilities		2,320,747

Net Assets		$ 42,246,533
Net Assets consist of:
Paid in capital		$ 41,887,177
Undistributed net investment income		7,778
Accumulated undistributed net realized gain (loss) on investments		114,439
Net unrealized appreciation (depreciation) on investments		237,139
Net Assets		$ 42,246,533

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2013

Core Income Multi-Manager: Net Asset Value, offering price and redemption price per share ($41,974,652 ÷ 4,158,710 shares)	$ 10.09

Class F: Net Asset Value, offering price and redemption price per share ($271,881 ÷ 26,926 shares)	$ 10.10

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	For the period June 19, 2012 (commencement of operations) to February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 710,381
Affiliated issuers		59,579
Interest		116,433
Total income		886,393

Expenses
Management fee	$ 96,606
Transfer agent fees	4,618
Accounting fees and expenses	12,025
Custodian fees and expenses	9,203
Independent trustees' compensation	352
Registration fees	23,489
Audit	42,727
Legal	129
Total expenses before reductions	189,149
Expense reductions	(121,684)	67,465
Net investment income (loss)		818,928
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,867
Affiliated issuers	40,583
Realized gain distributions from underlying funds:
Unaffiliated issuers	286,583
Affiliated issuers	27,987
Total net realized gain (loss)		374,020
Change in net unrealized appreciation (depreciation) on: Investment securities	238,666
Delayed delivery commitments	(1,527)
Total change in net unrealized appreciation (depreciation)		237,139
Net gain (loss)		611,159
Net increase (decrease) in net assets resulting from operations		$ 1,430,087

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

For the period June 19, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 818,928
Net realized gain (loss)	374,020
Change in net unrealized appreciation (depreciation)	237,139
Net increase (decrease) in net assets resulting from operations	1,430,087
Distributions to shareholders from net investment income	(803,094)
Distributions to shareholders from net realized gain	(267,687)
Total distributions	(1,070,781)
Share transactions - net increase (decrease)	41,887,227
Total increase (decrease) in net assets	42,246,533

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $7,778)	$ 42,246,533

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Income Multi-Manager

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.201
Net realized and unrealized gain (loss)	.151
Total from investment operations	.352
Distributions from net investment income	(.197)
Distributions from net realized gain	(.065)
Total distributions	(.262)
Net asset value, end of period	$ 10.09
Total Return B, C	3.54%
Ratios to Average Net Assets F
Expenses before reductions	.66% A
Expenses net of fee waivers, if any	.23% A
Expenses net of all reductions	.23% A
Net investment income (loss)	2.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,975
Portfolio turnover rate G	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended February 28,	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.19
Income from Investment Operations
Net investment income (loss) D	.072
Net realized and unrealized gain (loss)	(.029) E
Total from investment operations	.043
Distributions from net investment income	(.068)
Distributions from net realized gain	(.065)
Total distributions	(.133)
Net asset value, end of period	$ 10.10
Total Return B, C	.43%
Ratios to Average Net Assets G
Expenses before reductions	.66% A
Expenses net of fee waivers, if any	.23% A
Expenses net of all reductions	.23% A
Net investment income (loss)	3.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 272
Portfolio turnover rate H	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class F and the existing class was designated Core Income Multi-Manager during December, 2012. The Fund offers Core Income Multi-Manager and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. For collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest income even though principal is not received until maturity.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 362,572
Gross unrealized depreciation	(128,703)
Net unrealized appreciation (depreciation) on securities and other investments	$ 233,869

Tax Cost	$ 43,616,964

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,761
Undistributed long-term capital gain	$ 117,826
Net unrealized appreciation (depreciation)	$ 233,869

The tax character of distributions paid was as follows:

February 28, 2013
Ordinary Income	$ 1,058,426
Long-term Capital Gains	12,355
Total	$ 1,070,781

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $40,233,020 and $5,132,115, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the period, the total annualized management fee rate was .33% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

In March, 2013, the Board of Trustees approved the appointment of Prudential Investment Management, Inc. as an additional sub-adviser for the Fund.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Core Income Multi-Manager. Core Income Multi-Manager does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets*
Core Income Multi-Manager	$ 4,618.02

* Annualized

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2014. During the period, this waiver reduced the Fund's management fee by $86,636.

Strategic Advisers has also contractually agreed to reimburse Core Income Multi-Manager until April 30, 2014 to the extent that annual operating expenses exceed .20% of average net assets. During the period, this reimbursement reduced Core Income Multi-Manager's expenses by $34,853. In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed .20%. During the period, this reimbursement reduced Class F's expenses by $68. Some expenses, for example sub-advisory fees and interest expense, are excluded from these reimbursements.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $127.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended February 28,	2013 A, B
From net investment income
Core Income Multi-Manager	$ 801,301
Class F	1,793
Total	$ 803,094
From net realized gain
Core Income Multi-Manager	$ 265,984
Class F	1,703
Total	$ 267,687

A Distributions for Core Income Multi-Manager are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

Annual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

Period ended February 28, 2013	Shares A, B	Dollars A, B
Core Income Multi-Manager
Shares sold	4,056,536	$ 40,576,253
Reinvestment of distributions	105,216	1,067,285
Shares redeemed	(3,042)	(30,782)
Net increase (decrease)	4,158,710	$ 41,612,756
Class F
Shares sold	26,581	$ 270,976
Reinvestment of distributions	345	3,495
Shares redeemed	-	-
Net increase (decrease)	26,926	$ 274,471

A Share transactions for Core Income Multi-Manager are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 98% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 19, 2012 (commencement of operations) to February 28, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Multi-Manager Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Core Income Multi-Manager Fund	04/08/13	04/05/13	$0.030

A total of 9.50% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $130,181, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

Prudential Investment
Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ACF-UANN-0413
1.941269.100

Strategic Advisers®
Small-Mid Cap Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 28, 2013

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Strategic Advisers Small-Mid Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® Small-Mid Cap Fund B	12.37%	7.30%	5.97%

A From June 23, 2005.

B Prior to May 1, 2010, Strategic Advisers® Small-Mid Cap Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers Small-Mid Cap Fund on June 23, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%, with the blue-chip-laden Dow Jones Industrial AverageSM following suit, rising 11.51% and nearing an all-time high by period end. The technology-heavy Nasdaq Composite Index® also hit a multiyear high, despite adding a more modest 7.96%. Elsewhere, gains were broad-based, with seven of the 10 sectors in the S&P 500® posting a double-digit advance, led by telecommunication services and health care, while materials, tech and energy showed single-digit returns. Outside the U.S., foreign developed-markets stocks rose strongly, despite the headwind of a stronger U.S. dollar, with the MSCI® EAFE® Index adding 9.99%.

Comments from Catherine Pena, Portfolio Manager of Strategic Advisers® Small-Mid Cap Fund: For the year, Strategic Advisers® Small-Mid Cap Fund (the Fund) returned 12.37%, trailing the 15.17% gain of the Russell 2500® Index. Looking at the Fund's underlying managers, three Royce funds - Royce Value Fund, Royce Micro-Cap Fund and Royce Premier Fund - were, as a group, the largest detractor versus the index, due to an outsized stake in metals/mining. For risk-management purposes, I eliminated Royce Value Fund and Royce Micro-Cap Fund, and reduced the allocation to Royce Premier Fund. Sub-advisers Fred Alger Management and Advisory Research also hurt, the former because of an overweighting in technology and weak stock selection in health care, and the latter due to poor results from several positions in its concentrated value portfolio. Untimely ownership of a utilities exchange-traded fund (ETF) also detracted, and it was sold. On the plus side, Fidelity® Small Cap Value Fund aided results, thanks, in part, to favorable positioning among homebuilders. Fidelity Advisor® Real Estate Fund, which concentrates on real estate investment trusts (REITs), benefited from the solid performance of that industry group.

Note to shareholders: Barry Golden will become Portfolio Manager of the fund on April 30, 2013.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period* September 1, 2012 to February 28, 2013
Actual	.40%	$ 1,000.00	$ 1,126.30	$ 2.11
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,022.81	$ 2.01

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Vanguard Small-Cap ETF	5.5	5.6
Goldman Sachs Small Cap Value Fund Class A	4.0	3.8
RS Small Cap Growth Fund Class A	3.9	4.0
Champlain Small Company Fund Advisor Class	3.5	3.7
T. Rowe Price Small-Cap Value Fund	3.0	2.3
FMI Common Stock Fund	2.8	3.4
Artisan Small Cap Fund Investor Shares	2.5	2.4
Brown Capital Management Small Company Fund - Investor Shares	2.2	2.5
MFS New Discovery Fund A Shares	2.1	2.2
Aston/TAMRO Small Cap Fund Class N	2.1	2.5
	31.6
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Common Stocks 43.0%	Common Stocks 35.5%
Mid-Cap Blend Funds 2.8%	Mid-Cap Blend Funds 3.4%
Mid-Cap Growth Funds 2.9%	Mid-Cap Growth Funds 3.3%
Mid-Cap Value Funds 0.1%	Mid-Cap Value Funds 0.0%
Small Blend Funds 16.9%	Small Blend Funds 14.6%
Small Growth Funds 19.2%	Small Growth Funds 22.4%
Small Value Funds 6.0%	Small Value Funds 8.2%
Sector Funds 1.9%	Sector Funds 7.3%
Short-Term Investments and Net Other Assets (Liabilities) 7.2%	Short-Term Investments and Net Other Assets (Liabilities) 5.3%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 43.0%
	Shares	Value
CONSUMER DISCRETIONARY - 6.4%
Auto Components - 0.7%
American Axle & Manufacturing Holdings, Inc. (a)	95,620	$ 1,209,593
Cooper Tire & Rubber Co.	92,879	2,347,981
Dana Holding Corp.	353,957	5,921,701
Gentherm, Inc. (a)	72,119	1,110,633
Tenneco, Inc. (a)	73,617	2,608,250
TRW Automotive Holdings Corp. (a)	39,514	2,319,077
Visteon Corp. (a)	84,990	4,953,217
		20,470,452
Distributors - 0.1%
LKQ Corp. (a)	50,199	1,063,717
Pool Corp.	65,137	2,978,064
		4,041,781
Diversified Consumer Services - 0.0%
Sotheby's Class A (Ltd. vtg.)	18,117	692,613
Hotels, Restaurants & Leisure - 1.1%
Bloomin' Brands, Inc.	90,425	1,556,214
Choice Hotels International, Inc.	44,465	1,691,004
Domino's Pizza, Inc.	58,943	2,806,866
Dunkin' Brands Group, Inc.	42,105	1,564,201
Hyatt Hotels Corp. Class A (a)	123,888	5,090,558
International Game Technology	50,880	811,027
Interval Leisure Group, Inc.	46,412	968,618
Jack in the Box, Inc. (a)	80,278	2,541,601
Life Time Fitness, Inc. (a)	53,597	2,258,578
Marriott Vacations Worldwide Corp. (a)	11,290	465,825
Penn National Gaming, Inc. (a)	66,130	3,296,581
Scientific Games Corp. Class A (a)	91,900	827,100
Six Flags Entertainment Corp.	22,031	1,471,891
Vail Resorts, Inc.	104,846	5,791,693
Wendy's Co.	174,500	992,905
WMS Industries, Inc. (a)	78,578	1,967,593
		34,102,255
Household Durables - 1.0%
D.R. Horton, Inc.	55,590	1,239,657
Ethan Allen Interiors, Inc.	101,901	2,847,114
Jarden Corp.	38,485	2,390,303
M.D.C. Holdings, Inc.	129,789	4,987,791
Mohawk Industries, Inc. (a)	49,225	5,218,835
Newell Rubbermaid, Inc.	250,100	5,837,334
NVR, Inc. (a)	1,120	1,130,304
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Ryland Group, Inc.	64,771	$ 2,313,620
Tempur-Pedic International, Inc. (a)	33,529	1,377,036
Toll Brothers, Inc. (a)	33,730	1,150,868
TRI Pointe Homes, Inc.	35,335	650,164
		29,143,026
Leisure Equipment & Products - 0.2%
Arctic Cat, Inc. (a)	31,861	1,157,510
Brunswick Corp.	105,473	3,843,436
		5,000,946
Media - 0.3%
AMC Networks, Inc. Class A (a)	21,480	1,232,952
Gannett Co., Inc.	126,175	2,532,332
Lamar Advertising Co. Class A (a)	26,240	1,213,338
Lions Gate Entertainment Corp. (a)	27,455	575,731
Regal Entertainment Group Class A	67,290	1,054,434
Tribune Co. Class A (a)	78,260	4,147,780
		10,756,567
Specialty Retail - 2.2%
Abercrombie & Fitch Co. Class A	89,775	4,186,208
Advance Auto Parts, Inc.	13,540	1,033,644
ANN, Inc. (a)	33,161	938,125
Dick's Sporting Goods, Inc.	23,250	1,162,500
DSW, Inc. Class A	58,205	3,939,896
Express, Inc. (a)	125,295	2,317,958
Five Below, Inc.	40,625	1,616,875
Foot Locker, Inc.	366,281	12,523,147
Genesco, Inc. (a)	13,514	793,002
GNC Holdings, Inc.	117,100	4,801,100
Group 1 Automotive, Inc.	39,568	2,284,656
Monro Muffler Brake, Inc.	51,370	1,903,259
OfficeMax, Inc.	375,725	4,497,428
PetSmart, Inc.	15,700	1,022,227
Pier 1 Imports, Inc.	85,519	1,921,612
RadioShack Corp.	259,700	779,100
Rent-A-Center, Inc.	50,495	1,831,959
rue21, Inc. (a)	77,621	2,095,767
Sally Beauty Holdings, Inc. (a)	39,170	1,086,576
Select Comfort Corp. (a)	83,851	1,721,461
Staples, Inc.	59,320	781,838
The Pep Boys - Manny, Moe & Jack (a)	43,400	483,042
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Tractor Supply Co.	46,882	$ 4,875,259
Ulta Salon, Cosmetics & Fragrance, Inc.	25,360	2,245,882
Vitamin Shoppe, Inc. (a)	62,481	3,283,377
Williams-Sonoma, Inc.	16,030	727,762
		64,853,660
Textiles, Apparel & Luxury Goods - 0.8%
Fifth & Pacific Companies, Inc. (a)	85,165	1,540,635
Fossil, Inc. (a)	8,605	884,336
Iconix Brand Group, Inc. (a)	80,516	1,901,788
Maidenform Brands, Inc. (a)	87,244	1,674,212
PVH Corp.	85,025	10,360,296
Steven Madden Ltd. (a)	49,730	2,192,596
Under Armour, Inc. Class A (sub. vtg.) (a)	61,183	3,015,098
Wolverine World Wide, Inc.	62,055	2,618,721
		24,187,682
TOTAL CONSUMER DISCRETIONARY		193,248,982
CONSUMER STAPLES - 1.3%
Beverages - 0.2%
Coca-Cola Enterprises, Inc.	56,100	2,007,258
Constellation Brands, Inc. Class A (sub. vtg.) (a)	18,140	802,514
Cott Corp.	155,970	1,491,262
Crimson Wine Group Ltd. (a)	24,948	200,831
		4,501,865
Food & Staples Retailing - 0.4%
Casey's General Stores, Inc.	76,115	4,307,348
Fresh Market, Inc. (a)	14,794	689,696
Harris Teeter Supermarkets, Inc.	45,056	1,937,408
Susser Holdings Corp. (a)	76,220	3,375,022
United Natural Foods, Inc. (a)	43,603	2,207,184
		12,516,658
Food Products - 0.5%
Annie's, Inc.	17,110	717,936
B&G Foods, Inc. Class A	77,430	2,276,442
Hain Celestial Group, Inc. (a)	22,367	1,224,593
Hillshire Brands Co.	21,460	695,304
Ingredion, Inc.	31,025	2,053,855
Lancaster Colony Corp.	35,642	2,607,925
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
The J.M. Smucker Co.	27,125	$ 2,585,013
Tyson Foods, Inc. Class A	138,475	3,139,228
WhiteWave Foods Co.	41,605	650,702
		15,950,998
Household Products - 0.1%
Spectrum Brands Holdings, Inc.	41,868	2,264,640
Personal Products - 0.1%
Elizabeth Arden, Inc. (a)	26,973	1,049,250
Inter Parfums, Inc.	60,387	1,513,298
Nu Skin Enterprises, Inc. Class A	12,140	500,168
		3,062,716
TOTAL CONSUMER STAPLES		38,296,877
ENERGY - 2.9%
Energy Equipment & Services - 1.3%
Atwood Oceanics, Inc. (a)	85,294	4,362,788
Dresser-Rand Group, Inc. (a)	43,723	2,695,960
Dril-Quip, Inc. (a)	32,635	2,683,576
Era Group, Inc. (a)	5,730	115,689
Forum Energy Technologies, Inc.	31,030	827,880
Geospace Technologies Corp. (a)	6,690	651,071
Helmerich & Payne, Inc.	56,100	3,717,186
Hercules Offshore, Inc. (a)	251,554	1,705,536
Hornbeck Offshore Services, Inc. (a)	26,858	1,141,465
ION Geophysical Corp. (a)	141,300	938,232
Key Energy Services, Inc. (a)	117,380	1,007,120
Lufkin Industries, Inc.	27,167	1,759,878
Oil States International, Inc. (a)	46,881	3,569,988
Pacific Drilling SA (a)	51,300	479,655
Patterson-UTI Energy, Inc.	116,093	2,709,611
RPC, Inc.	167,475	2,709,746
SEACOR Holdings, Inc.	37,520	2,606,890
Superior Energy Services, Inc. (a)	53,658	1,419,254
TETRA Technologies, Inc. (a)	171,100	1,579,253
Tidewater, Inc.	15,070	713,263
		37,394,041
Oil, Gas & Consumable Fuels - 1.6%
Berry Petroleum Co. Class A	68,485	3,134,558
Bill Barrett Corp. (a)	55,326	998,634
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Carrizo Oil & Gas, Inc. (a)	65,563	$ 1,540,075
Concho Resources, Inc. (a)	6,130	551,455
Diamondback Energy, Inc.	29,190	662,905
Energen Corp.	144,949	6,702,442
Energy XXI (Bermuda) Ltd.	33,550	997,442
Gulfport Energy Corp. (a)	89,840	3,678,948
HollyFrontier Corp.	79,175	4,449,635
Kodiak Oil & Gas Corp. (a)	110,878	986,814
Magnum Hunter Resources Corp. warrants 10/14/13 (a)	46,940	6,102
Oasis Petroleum, Inc. (a)	77,791	2,854,930
Peabody Energy Corp.	169,025	3,644,179
Pioneer Natural Resources Co.	39,260	4,939,301
Range Resources Corp.	24,480	1,880,064
Resolute Energy Corp. (a)	145,604	1,482,249
Rosetta Resources, Inc. (a)	41,498	2,020,123
SM Energy Co.	23,820	1,378,702
Western Refining, Inc.	33,800	1,213,082
Whiting Petroleum Corp. (a)	112,333	5,470,617
WPX Energy, Inc. (a)	42,220	599,102
		49,191,359
TOTAL ENERGY		86,585,400
FINANCIALS - 8.4%
Capital Markets - 1.0%
Affiliated Managers Group, Inc. (a)	29,904	4,372,862
Ares Capital Corp.	73,787	1,366,166
Eaton Vance Corp. (non-vtg.)	40,225	1,536,193
Evercore Partners, Inc. Class A	38,000	1,546,600
FXCM, Inc. Class A	80,110	1,053,447
Greenhill & Co., Inc.	22,802	1,385,906
Invesco Ltd.	28,500	763,515
Investment Technology Group, Inc. (a)	29,400	356,034
NGP Capital Resources Co.	78,848	556,667
Och-Ziff Capital Management Group LLC Class A	115,025	1,050,178
Raymond James Financial, Inc.	215,443	9,453,639
SEI Investments Co.	93,983	2,656,899
Stifel Financial Corp. (a)	84,778	2,928,232
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Walter Investment Management Corp. (a)	15,770	$ 724,158
WisdomTree Investments, Inc. (a)	130,630	1,188,733
		30,939,229
Commercial Banks - 2.5%
BankUnited, Inc.	33,000	935,880
CIT Group, Inc. (a)	130,026	5,442,888
City National Corp.	17,100	971,451
Comerica, Inc.	185,030	6,361,331
East West Bancorp, Inc.	176,267	4,336,168
First Niagara Financial Group, Inc.	163,100	1,334,158
FirstMerit Corp.	169,570	2,563,898
Hancock Holding Co.	49,868	1,506,014
Huntington Bancshares, Inc.	732,385	5,148,667
Investors Bancorp, Inc.	284,671	5,030,137
KeyCorp	897,616	8,428,614
PacWest Bancorp	40,315	1,101,809
PrivateBancorp, Inc.	161,333	2,889,474
Prosperity Bancshares, Inc.	139,449	6,434,177
Regions Financial Corp.	1,122,700	8,588,655
Susquehanna Bancshares, Inc.	135,841	1,579,831
SVB Financial Group (a)	51,248	3,436,691
Synovus Financial Corp.	365,023	927,158
TCF Financial Corp.	123,300	1,694,142
Texas Capital Bancshares, Inc. (a)	60,635	2,562,435
Umpqua Holdings Corp.	188,819	2,369,678
Zions Bancorporation	51,025	1,231,744
		74,875,000
Consumer Finance - 0.2%
DFC Global Corp. (a)	91,130	1,702,308
Discover Financial Services	126,840	4,887,145
		6,589,453
Diversified Financial Services - 0.3%
Interactive Brokers Group, Inc.	70,320	1,034,407
Leucadia National Corp.	249,480	6,711,012
The NASDAQ Stock Market, Inc.	56,750	1,796,705
		9,542,124
Insurance - 1.7%
Allied World Assurance Co. Holdings Ltd.	36,802	3,231,584
Amtrust Financial Services, Inc.	38,590	1,283,118
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Aspen Insurance Holdings Ltd.	25,132	$ 901,234
Axis Capital Holdings Ltd.	45,200	1,840,996
Brown & Brown, Inc.	93,314	2,799,420
Fidelity National Financial, Inc. Class A	230,250	5,742,435
HCC Insurance Holdings, Inc.	172,026	6,881,040
Lincoln National Corp.	293,875	8,681,068
Platinum Underwriters Holdings Ltd.	33,832	1,789,036
Reinsurance Group of America, Inc.	42,206	2,426,845
StanCorp Financial Group, Inc.	47,313	1,883,531
Validus Holdings Ltd.	191,700	6,830,271
White Mountains Insurance Group Ltd.	10,585	5,980,525
		50,271,103
Real Estate Investment Trusts - 2.0%
American Campus Communities, Inc.	36,770	1,662,004
American Capital Mortgage Investment Corp.	35,175	903,998
BioMed Realty Trust, Inc.	262,900	5,552,448
Brandywine Realty Trust (SBI)	479,725	6,596,219
Campus Crest Communities, Inc.	115,367	1,446,702
CBL & Associates Properties, Inc.	104,625	2,379,173
Chesapeake Lodging Trust	70,911	1,526,714
Colonial Properties Trust (SBI)	98,400	2,121,504
Corporate Office Properties Trust (SBI)	39,165	1,013,199
Douglas Emmett, Inc.	88,540	2,170,115
DuPont Fabros Technology, Inc.	129,750	3,005,010
Extra Space Storage, Inc.	28,720	1,075,277
Home Properties, Inc.	15,068	940,545
Kilroy Realty Corp.	123,900	6,536,964
Medical Properties Trust, Inc.	103,980	1,509,790
National Retail Properties, Inc.	41,926	1,444,351
Newcastle Investment Corp.	273,850	3,056,166
NorthStar Realty Finance Corp.	255,550	2,287,173
Plum Creek Timber Co., Inc.	149,018	7,227,373
Post Properties, Inc.	43,673	2,084,949
Redwood Trust, Inc.	55,380	1,121,999
Ryman Hospitality Properties, Inc.	23,718	1,061,381
Silver Bay Realty Trust Corp.	46,245	944,323
Tanger Factory Outlet Centers, Inc.	27,065	955,124
Taubman Centers, Inc.	11,240	862,333
Two Harbors Investment Corp.	103,950	1,336,797
		60,821,631
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.3%
Alexander & Baldwin, Inc.	115,664	$ 4,074,843
Jones Lang LaSalle, Inc.	36,195	3,497,885
		7,572,728
Thrifts & Mortgage Finance - 0.4%
EverBank Financial Corp.	385,125	5,815,388
Nationstar Mortgage Holdings, Inc.	25,630	987,524
Northwest Bancshares, Inc.	183,420	2,290,916
Walker & Dunlop, Inc. (a)	60,106	1,274,247
		10,368,075
TOTAL FINANCIALS		250,979,343
HEALTH CARE - 4.4%
Biotechnology - 0.9%
Acorda Therapeutics, Inc. (a)	71,211	2,118,527
Alkermes PLC (a)	42,610	925,063
Amarin Corp. PLC ADR (a)	181,382	1,467,380
BioMarin Pharmaceutical, Inc. (a)	73,087	4,236,853
Cepheid, Inc. (a)	29,845	1,087,253
Coronado Biosciences, Inc. (a)	57,800	423,096
Cubist Pharmaceuticals, Inc. (a)	14,820	628,813
Genomic Health, Inc. (a)	11,910	341,222
Incyte Corp. (a)	133,828	2,970,982
Medivation, Inc. (a)	26,150	1,285,011
Myriad Genetics, Inc. (a)	92,068	2,340,369
Onyx Pharmaceuticals, Inc. (a)	28,285	2,130,143
Pharmacyclics, Inc. (a)	13,065	1,146,846
Seattle Genetics, Inc. (a)	90,407	2,544,053
Spectrum Pharmaceuticals, Inc.	32,780	373,692
Sunesis Pharmaceuticals, Inc. (a)	58,720	306,518
Synageva BioPharma Corp. (a)	11,240	561,663
Synta Pharmaceuticals Corp. (a)	60,700	521,413
United Therapeutics Corp. (a)	42,512	2,542,643
Vical, Inc. (a)	3,660	11,712
		27,963,252
Health Care Equipment & Supplies - 1.1%
Accuray, Inc. (a)	88,140	376,358
Align Technology, Inc. (a)	33,740	1,060,786
Analogic Corp.	25,132	1,864,543
Given Imaging Ltd. (a)	27,600	437,460
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
HeartWare International, Inc. (a)	7,157	$ 611,351
Hill-Rom Holdings, Inc.	20,244	663,598
Hologic, Inc. (a)	83,851	1,830,467
Insulet Corp. (a)	124,833	2,817,481
Masimo Corp.	78,904	1,566,244
Meridian Bioscience, Inc.	61,926	1,312,831
Merit Medical Systems, Inc. (a)	63,680	759,066
NuVasive, Inc. (a)	209,854	3,896,989
NxStage Medical, Inc. (a)	42,050	471,801
Orthofix International NV (a)	46,719	1,740,750
Sirona Dental Systems, Inc. (a)	101,698	7,222,592
Steris Corp.	58,260	2,272,140
Symmetry Medical, Inc. (a)	69,555	725,459
Teleflex, Inc.	6,670	533,333
Thoratec Corp. (a)	85,725	3,018,377
Volcano Corp. (a)	31,089	672,766
West Pharmaceutical Services, Inc.	18,461	1,115,414
		34,969,806
Health Care Providers & Services - 1.2%
Accretive Health, Inc. (a)	107,546	1,030,291
Catamaran Corp. (United States) (a)	31,269	1,679,458
Centene Corp. (a)	105,292	4,740,246
Chemed Corp.	49,977	3,857,725
Health Management Associates, Inc. Class A (a)	193,189	2,123,147
HealthSouth Corp. (a)	90,868	2,191,736
Healthways, Inc. (a)	127,215	1,634,713
HMS Holdings Corp. (a)	91,183	2,643,395
MEDNAX, Inc. (a)	57,999	4,965,874
Omnicare, Inc.	89,300	3,327,318
Team Health Holdings, Inc. (a)	43,427	1,454,370
Universal American Spin Corp.	321,775	2,683,604
Universal Health Services, Inc. Class B	37,212	2,154,203
VCA Antech, Inc. (a)	64,872	1,424,589
		35,910,669
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	122,500	1,558,200
Greenway Medical Technologies	58,735	930,950
		2,489,150
Life Sciences Tools & Services - 0.7%
Affymetrix, Inc. (a)	140,600	572,242
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Bruker BioSciences Corp. (a)	53,650	$ 941,021
Cambrex Corp. (a)	125,106	1,439,970
Charles River Laboratories International, Inc. (a)	77,805	3,169,776
ICON PLC (a)	68,783	2,143,278
PAREXEL International Corp. (a)	93,208	3,233,386
PerkinElmer, Inc.	143,170	4,892,119
Techne Corp.	33,757	2,295,138
Waters Corp. (a)	16,793	1,557,047
		20,243,977
Pharmaceuticals - 0.4%
Endo Health Solutions, Inc. (a)	29,503	914,593
Impax Laboratories, Inc. (a)	36,260	719,036
Jazz Pharmaceuticals PLC (a)	47,750	2,778,095
Questcor Pharmaceuticals, Inc.	23,710	772,946
Salix Pharmaceuticals Ltd. (a)	80,097	3,912,738
ViroPharma, Inc. (a)	23,290	580,853
VIVUS, Inc. (a)	26,985	289,279
Warner Chilcott PLC	86,700	1,171,317
		11,138,857
TOTAL HEALTH CARE		132,715,711
INDUSTRIALS - 7.1%
Aerospace & Defense - 0.9%
AeroVironment, Inc. (a)	23,520	520,262
BE Aerospace, Inc. (a)	45,965	2,418,219
Esterline Technologies Corp. (a)	46,873	3,230,956
Hexcel Corp. (a)	137,130	3,736,793
Spirit AeroSystems Holdings, Inc. Class A (a)	84,910	1,478,283
Teledyne Technologies, Inc. (a)	48,658	3,580,256
Textron, Inc.	50,800	1,465,580
TransDigm Group, Inc.	21,424	3,049,492
Triumph Group, Inc.	123,098	9,036,624
		28,516,465
Air Freight & Logistics - 0.2%
Atlas Air Worldwide Holdings, Inc. (a)	18,220	859,802
Forward Air Corp.	57,482	2,168,221
Hub Group, Inc. Class A (a)	64,000	2,414,720
		5,442,743
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.2%
Alaska Air Group, Inc. (a)	27,790	$ 1,432,575
Copa Holdings SA Class A	11,900	1,242,598
Delta Air Lines, Inc. (a)	196,725	2,807,266
US Airways Group, Inc. (a)	40,655	545,997
		6,028,436
Building Products - 0.4%
A.O. Smith Corp.	80,146	5,732,843
Armstrong World Industries, Inc.	16,495	843,389
Fortune Brands Home & Security, Inc. (a)	26,410	912,466
Owens Corning (a)	109,610	4,253,964
		11,742,662
Commercial Services & Supplies - 0.8%
ACCO Brands Corp.	155,237	1,164,278
Avery Dennison Corp.	228,760	9,344,846
Corrections Corp. of America	84,211	3,229,492
Covanta Holding Corp.	87,600	1,713,456
Multi-Color Corp.	7,760	187,249
Tetra Tech, Inc. (a)	130,407	3,763,546
United Stationers, Inc.	58,600	2,121,320
Waste Connections, Inc.	43,620	1,492,240
		23,016,427
Construction & Engineering - 0.4%
AECOM Technology Corp. (a)	70,625	2,140,644
EMCOR Group, Inc.	86,600	3,340,162
KBR, Inc.	80,580	2,448,826
MasTec, Inc. (a)	85,182	2,563,126
		10,492,758
Electrical Equipment - 0.6%
Acuity Brands, Inc.	35,829	2,441,030
AMETEK, Inc.	24,595	1,028,809
AZZ, Inc.	67,578	3,018,033
Encore Wire Corp.	116,929	3,822,409
Hubbell, Inc. Class B	11,650	1,082,402
Polypore International, Inc. (a)	38,655	1,479,713
Regal-Beloit Corp.	74,600	5,765,088
		18,637,484
Industrial Conglomerates - 0.0%
Carlisle Companies, Inc.	20,770	1,409,660
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 2.2%
Actuant Corp. Class A	102,896	$ 3,129,067
AGCO Corp.	76,254	3,925,556
Colfax Corp. (a)	21,890	950,026
Crane Co.	44,794	2,409,021
ESCO Technologies, Inc.	54,709	2,218,997
ExOne Co.	57,100	1,552,549
Flowserve Corp.	6,180	991,890
IDEX Corp.	55,290	2,815,920
ITT Corp.	54,100	1,424,453
Lincoln Electric Holdings, Inc.	77,640	4,351,722
Lindsay Corp.	43,588	3,724,595
Manitowoc Co., Inc.	62,500	1,157,500
Meritor, Inc. (a)	102,600	451,440
Middleby Corp. (a)	7,267	1,085,036
Nordson Corp.	23,350	1,480,390
Oshkosh Truck Corp. (a)	42,170	1,626,075
RBC Bearings, Inc. (a)	29,693	1,479,899
SPX Corp.	28,641	2,305,887
Tennant Co.	30,308	1,414,474
Terex Corp. (a)	124,325	4,079,103
Trinity Industries, Inc.	266,508	11,523,806
Twin Disc, Inc.	37,800	903,420
Valmont Industries, Inc.	13,228	2,084,071
WABCO Holdings, Inc. (a)	36,114	2,481,754
Wabtec Corp.	47,732	4,667,712
Woodward, Inc.	20,129	753,428
		64,987,791
Marine - 0.1%
Danaos Corp. (a)	77,333	266,799
Kirby Corp. (a)	36,709	2,789,150
		3,055,949
Professional Services - 0.2%
FTI Consulting, Inc. (a)	25,800	896,292
ICF International, Inc. (a)	58,374	1,444,173
Towers Watson & Co.	47,350	3,152,090
		5,492,555
Road & Rail - 0.6%
AMERCO	25,535	3,848,380
Avis Budget Group, Inc. (a)	56,535	1,321,223
Genesee & Wyoming, Inc. Class A (a)	29,768	2,664,831
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Hertz Global Holdings, Inc. (a)	111,025	$ 2,214,949
Ryder System, Inc.	126,200	7,092,440
Swift Transporation Co. (a)	162,050	2,192,537
		19,334,360
Trading Companies & Distributors - 0.5%
Rush Enterprises, Inc. Class A (a)	36,760	900,620
United Rentals, Inc. (a)	158,555	8,468,423
Watsco, Inc.	31,914	2,485,143
WESCO International, Inc. (a)	54,522	4,029,176
		15,883,362
TOTAL INDUSTRIALS		214,040,652
INFORMATION TECHNOLOGY - 8.0%
Communications Equipment - 0.9%
Acme Packet, Inc. (a)	21,820	636,708
ADTRAN, Inc.	39,920	891,813
Anaren, Inc. (a)	47,792	924,775
Arris Group, Inc. (a)	402,505	6,983,462
Aruba Networks, Inc. (a)	48,600	1,211,112
Brocade Communications Systems, Inc. (a)	266,600	1,495,626
Ciena Corp. (a)	48,300	736,092
Finisar Corp. (a)	87,603	1,283,384
Infinera Corp. (a)	148,700	965,063
Juniper Networks, Inc. (a)	62,720	1,297,050
NETGEAR, Inc. (a)	173,517	5,908,254
Palo Alto Networks, Inc.	12,400	758,012
Procera Networks, Inc. (a)	52,245	611,267
Riverbed Technology, Inc. (a)	130,838	1,999,205
Ruckus Wireless, Inc.	27,920	596,371
Sierra Wireless, Inc. (a)	7,400	83,239
Sierra Wireless, Inc. (United States) (a)	72,000	812,880
		27,194,313
Computers & Peripherals - 0.1%
3D Systems Corp. (a)	26,422	976,557
NCR Corp. (a)	44,180	1,218,484
Silicon Graphics International Corp. (a)	82,625	1,243,506
		3,438,547
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.7%
Avnet, Inc. (a)	280,235	$ 9,895,098
Cognex Corp.	101,826	4,194,213
CTS Corp.	64,800	635,040
Dolby Laboratories, Inc. Class A	30,000	956,400
Fabrinet (a)	54,520	894,673
FARO Technologies, Inc. (a)	32,609	1,380,991
GSI Group, Inc. (a)	116,442	1,117,843
IPG Photonics Corp.	57,463	3,406,981
Itron, Inc. (a)	30,800	1,295,756
Littelfuse, Inc.	38,724	2,562,367
Mercury Systems, Inc. (a)	61,800	423,330
Molex, Inc. Class A (non-vtg.)	184,715	4,196,725
National Instruments Corp.	79,185	2,381,885
Newport Corp. (a)	57,051	932,784
Plexus Corp. (a)	64,340	1,567,322
SYNNEX Corp. (a)	148,063	5,645,642
Tech Data Corp. (a)	46,383	2,461,082
Trimble Navigation Ltd. (a)	45,261	2,689,861
Universal Display Corp. (a)	17,645	553,700
Vishay Intertechnology, Inc. (a)	283,775	3,742,992
		50,934,685
Internet Software & Services - 1.0%
Bankrate, Inc. (a)	35,600	400,500
Cornerstone OnDemand, Inc. (a)	49,710	1,683,181
CoStar Group, Inc. (a)	44,661	4,499,149
DealerTrack Holdings, Inc. (a)	114,537	3,377,696
Digital River, Inc. (a)	85,800	1,221,792
eGain Communications Corp. (a)	105,980	846,780
ExactTarget, Inc.	95,880	2,138,124
IAC/InterActiveCorp	18,898	770,094
Keynote Systems, Inc.	45,500	695,240
Liquidity Services, Inc. (a)	46,987	1,599,907
OpenTable, Inc. (a)	22,368	1,243,661
SPS Commerce, Inc. (a)	42,109	1,574,456
ValueClick, Inc. (a)	345,897	9,225,073
Velti PLC (a)	98,000	360,640
		29,636,293
IT Services - 0.9%
Acxiom Corp. (a)	63,800	1,161,798
Alliance Data Systems Corp. (a)	32,703	5,189,639
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Convergys Corp.	66,700	$ 1,106,553
CoreLogic, Inc. (a)	152,875	3,960,991
DST Systems, Inc.	26,500	1,799,880
ExlService Holdings, Inc. (a)	29,600	895,992
Fidelity National Information Services, Inc.	110,525	4,161,266
Gartner, Inc. Class A (a)	24,275	1,207,924
Global Payments, Inc.	25,830	1,245,264
InterXion Holding N.V. (a)	46,915	1,160,208
Lender Processing Services, Inc.	85,300	2,094,968
Maximus, Inc.	15,660	1,139,735
VeriFone Systems, Inc. (a)	14,200	269,374
		25,393,592
Semiconductors & Semiconductor Equipment - 1.5%
Atmel Corp. (a)	122,700	834,360
Cavium, Inc. (a)	30,510	1,126,429
Ceva, Inc. (a)	34,800	526,524
Cirrus Logic, Inc. (a)	13,840	332,714
Cymer, Inc. (a)	40,618	4,016,308
Entropic Communications, Inc. (a)	216,357	954,134
EZchip Semiconductor Ltd. (a)	21,695	526,321
FormFactor, Inc. (a)	99,000	496,980
Freescale Semiconductor Holdings I Ltd. (a)	67,850	1,046,926
Ikanos Communications, Inc. (a)	101,700	176,958
Lam Research Corp. (a)	34,042	1,439,977
M/A-COM Technology Solutions, Inc.	20,760	336,312
MagnaChip Semiconductor Corp. (a)	46,656	734,832
Mellanox Technologies Ltd. (a)	19,101	1,007,196
Microsemi Corp. (a)	102,635	2,117,360
MKS Instruments, Inc.	92,998	2,523,966
Monolithic Power Systems, Inc.	25,930	637,619
NXP Semiconductors NV (a)	133,100	4,301,792
ON Semiconductor Corp. (a)	97,861	782,888
Power Integrations, Inc.	60,459	2,527,791
Rambus, Inc. (a)	127,600	719,664
Rudolph Technologies, Inc. (a)	21,750	239,685
Semtech Corp. (a)	78,178	2,389,901
Silicon Laboratories, Inc. (a)	52,182	2,166,597
Skyworks Solutions, Inc. (a)	325,706	6,937,538
Spansion, Inc. Class A	84,700	996,072
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Teradyne, Inc. (a)	251,709	$ 4,218,643
Ultratech, Inc. (a)	27,600	1,131,048
		45,246,535
Software - 1.9%
Accelrys, Inc. (a)	97,600	923,296
ANSYS, Inc. (a)	36,762	2,786,560
Aspen Technology, Inc. (a)	202,128	6,217,457
AVG Technologies NV	57,025	895,293
Bottomline Technologies, Inc. (a)	31,610	857,579
BroadSoft, Inc. (a)	22,030	462,630
Cadence Design Systems, Inc. (a)	549,817	7,785,409
CommVault Systems, Inc. (a)	36,136	2,672,257
Comverse, Inc.	10,470	288,134
FactSet Research Systems, Inc.	9,340	908,689
Fortinet, Inc. (a)	56,757	1,372,384
Guidewire Software, Inc. (a)	24,620	899,861
Infoblox, Inc.	50,380	1,062,514
Informatica Corp. (a)	68,556	2,400,146
Interactive Intelligence Group, Inc. (a)	50,362	2,095,563
Manhattan Associates, Inc. (a)	61,265	4,279,973
Mentor Graphics Corp.	130,907	2,318,363
MICROS Systems, Inc. (a)	71,666	3,067,305
MicroStrategy, Inc. Class A (a)	15,997	1,629,774
Parametric Technology Corp. (a)	122,952	2,845,109
Rovi Corp. (a)	75,650	1,345,814
SeaChange International, Inc. (a)	81,817	942,532
SolarWinds, Inc. (a)	69,832	3,942,715
Sourcefire, Inc. (a)	40,035	2,147,077
TIBCO Software, Inc. (a)	29,300	628,485
Ultimate Software Group, Inc. (a)	11,745	1,154,181
Verint Systems, Inc. (a)	66,792	2,282,283
		58,211,383
TOTAL INFORMATION TECHNOLOGY		240,055,348
MATERIALS - 2.9%
Chemicals - 1.4%
A. Schulman, Inc.	56,925	1,784,599
Ashland, Inc.	11,460	893,536
Axiall Corp.	63,000	3,564,540
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Cabot Corp.	100,660	$ 3,702,275
Chemtura Corp. (a)	188,324	3,789,079
Cytec Industries, Inc.	12,400	897,636
Huntsman Corp.	174,175	3,001,035
Innophos Holdings, Inc.	14,650	715,360
Innospec, Inc.	83,058	3,343,085
Intrepid Potash, Inc.	199,273	3,927,671
Koppers Holdings, Inc.	54,463	2,259,125
LSB Industries, Inc. (a)	59,280	2,297,100
Methanex Corp.	41,120	1,505,241
Olin Corp.	101,449	2,349,559
PolyOne Corp.	59,385	1,353,384
Rockwood Holdings, Inc.	76,830	4,809,558
Stepan Co.	11,100	679,764
Valspar Corp.	21,055	1,297,199
		42,169,746
Construction Materials - 0.2%
Eagle Materials, Inc.	14,490	931,852
Martin Marietta Materials, Inc.	33,573	3,260,945
		4,192,797
Containers & Packaging - 0.6%
Aptargroup, Inc.	19,360	1,044,278
Bemis Co., Inc.	87,075	3,251,381
Berry Plastics Group, Inc.	68,165	1,310,131
Boise, Inc.	203,475	1,747,850
Crown Holdings, Inc. (a)	48,900	1,900,743
Myers Industries, Inc.	85,559	1,259,428
Rock-Tenn Co. Class A	73,895	6,536,013
Sealed Air Corp.	82,100	1,823,441
		18,873,265
Metals & Mining - 0.7%
Allegheny Technologies, Inc.	105,650	3,219,156
Allied Nevada Gold Corp. (a)	21,980	402,234
Carpenter Technology Corp.	43,050	2,033,252
Compass Minerals International, Inc.	9,260	682,647
Detour Gold Corp. (a)	26,084	509,413
Hecla Mining Co.	106,105	492,327
Kaiser Aluminum Corp.	90,304	5,530,217
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Schnitzer Steel Industries, Inc. Class A	111,705	$ 3,195,880
Steel Dynamics, Inc.	297,900	4,548,933
		20,614,059
Paper & Forest Products - 0.0%
Boise Cascade Co.	26,950	730,345
TOTAL MATERIALS		86,580,212
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.0%
Cogent Communications Group, Inc.	7,600	191,140
Frontier Communications Corp.	61,260	253,616
		444,756
Wireless Telecommunication Services - 0.2%
Clearwire Corp. Class A (a)	14,740	45,989
NII Holdings, Inc. (a)	12,790	61,648
SBA Communications Corp. Class A (a)	86,067	6,121,085
		6,228,722
TOTAL TELECOMMUNICATION SERVICES		6,673,478
UTILITIES - 1.4%
Electric Utilities - 0.6%
Allete, Inc.	15,068	708,196
Cleco Corp.	138,125	6,118,938
Great Plains Energy, Inc.	70,451	1,537,945
ITC Holdings Corp.	57,351	4,847,307
OGE Energy Corp.	16,800	972,888
Portland General Electric Co.	101,430	3,011,457
UIL Holdings Corp.	31,861	1,247,677
UNS Energy Corp.	17,160	806,863
		19,251,271
Gas Utilities - 0.1%
Atmos Energy Corp.	31,740	1,211,516
Southwest Gas Corp.	23,465	1,062,965
		2,274,481
Independent Power Producers & Energy Traders - 0.3%
Dynegy, Inc. (a)	34,000	665,380
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
NRG Energy, Inc.	227,282	$ 5,454,768
Ormat Technologies, Inc.	57,400	1,173,256
		7,293,404
Multi-Utilities - 0.4%
CMS Energy Corp.	232,750	6,193,478
NiSource, Inc.	169,450	4,693,765
TECO Energy, Inc.	83,851	1,446,430
		12,333,673
TOTAL UTILITIES		41,152,829
TOTAL COMMON STOCKS (Cost $1,091,966,325)		1,290,328,832
Equity Funds - 49.8%

Mid-Cap Blend Funds - 2.8%
FMI Common Stock Fund	3,262,672	83,328,655
Mid-Cap Growth Funds - 2.9%
Champlain Mid Cap Fund	3,091,626	39,603,727
Royce Premier Fund	2,050,891	40,320,524
RS Select Growth Fund A (a)	205,244	7,975,775
TOTAL MID-CAP GROWTH FUNDS		87,900,026
Mid-Cap Value Funds - 0.1%
The Delafield Fund	108,055	3,503,143
Sector Funds - 1.9%
Fidelity Advisor Real Estate Fund Institutional Class (c)	1,793,525	37,305,325
John Hancock Regional Bank Fund Class A	1,242,163	18,905,716
TOTAL SECTOR FUNDS		56,211,041
Small Blend Funds - 16.9%
Dreyfus Advantage Funds, Inc. (a)	637,712	19,054,831
Goldman Sachs Small Cap Value Fund Class A	2,615,218	118,940,105
Natixis Vaughan Nelson Small Cap Value Fund Class A	1,512,331	30,821,306
RS Partners Fund Class A	1,110,878	37,514,346
SouthernSun Small Cap Investor Fund	530,131	12,813,262
Equity Funds - continued
	Shares	Value
Small Blend Funds - continued
T. Rowe Price Small-Cap Value Fund	2,126,724	$ 88,450,452
Vanguard Small-Cap ETF	1,902,678	165,780,334
Wells Fargo Small Cap Value Fund Class A	1,038,235	34,189,080
TOTAL SMALL BLEND FUNDS		507,563,716
Small Growth Funds - 19.2%
Artisan Small Cap Fund Investor Shares (a)	3,325,464	74,490,394
Aston/TAMRO Small Cap Fund Class N	3,099,529	64,408,205
Baron Small Cap Fund	1,369,390	38,589,419
Brown Capital Management Small Company Fund - Investor Shares	1,190,462	66,273,043
Buffalo Small Cap Fund	1,577,092	46,855,408
Champlain Small Company Fund Advisor Class	7,211,251	106,438,069
JPMorgan Small Cap Equity Fund Class A	39	1,480
MFS New Discovery Fund A Shares (a)	2,815,754	64,677,878
Royce Low Priced Stock Fund Service Class	262	3,628
RS Small Cap Growth Fund Class A (a)	2,321,262	115,761,323
TOTAL SMALL GROWTH FUNDS		577,498,847
Small Value Funds - 6.0%
Fidelity Small Cap Value Fund (c)	3,463,046	61,988,518
Hennessy Small Cap Financial Fund Investor Class Shares	850,075	18,387,124
iShares Russell 2000 Value Index ETF	502,400	40,629,088
Royce Opportunity Fund Service Class	4,688,421	59,120,992
TOTAL SMALL VALUE FUNDS		180,125,722
TOTAL EQUITY FUNDS (Cost $1,156,399,041)		1,496,131,150
Money Market Funds - 6.8%

SSgA US Treasury Money Market Fund, 0% (b) (Cost $205,098,161)	205,098,161	205,098,161
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $2,453,463,527)		2,991,558,143
NET OTHER ASSETS (LIABILITIES) - 0.4%		13,106,506
NET ASSETS - 100%		$ 3,004,664,649
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
791 CME E-mini S&P MidCap 400 Index Contracts	March 2013	$ 87,144,470	$ 7,280,108
918 NYFE Russell 2000 Mini Index Contracts	March 2013	83,556,360	7,300,526
TOTAL EQUITY INDEX CONTRACTS		$ 170,700,830	$ 14,580,634

The face value of futures purchased as a percentage of net assets is 5.7%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Real Estate Fund Institutional Class	$ 60,380,545	$ -	$ 30,000,000	$ 659,154	$ 37,305,325
Fidelity Institutional Money Market Portfolio Class I	5	-	5	-	-
Fidelity Small Cap Value Fund	34,677,674	18,000,000	-	371,864	61,988,518
Total	$ 95,058,224	$ 18,000,000	$ 30,000,005	$ 1,031,018	$ 99,293,843
Other Information

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 14,580,634	$ -
Total Value of Derivatives	$ 14,580,634	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,392,722,366)	$ 2,892,264,300
Affiliated issuers (cost $60,741,161)	99,293,843
Total Investments (cost $2,453,463,527)		$ 2,991,558,143
Segregated cash with broker for futures contracts		6,836,000
Cash		541
Receivable for investments sold		17,876,378
Receivable for fund shares sold		3,304,344
Dividends receivable		711,225
Receivable for daily variation margin on futures contracts		13,970
Prepaid expenses		2,154
Other receivables		1,526
Total assets		3,020,304,281

Liabilities
Payable for investments purchased	$ 13,344,947
Payable for fund shares redeemed	1,189,464
Accrued management fee	564,047
Other affiliated payables	475,282
Other payables and accrued expenses	65,892
Total liabilities		15,639,632

Net Assets		$ 3,004,664,649
Net Assets consist of:
Paid in capital		$ 2,367,335,099
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		84,654,300
Net unrealized appreciation (depreciation) on investments		552,675,250
Net Assets, for 244,321,503 shares outstanding		$ 3,004,664,649
Net Asset Value, offering price and redemption price per share ($3,004,664,649 ÷ 244,321,503 shares)		$ 12.30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 22,510,750
Affiliated issuers		1,031,018
Interest		662
Total income		23,542,430

Expenses
Management fee	$ 11,637,956
Transfer agent fees	4,060,918
Accounting fees and expenses	772,478
Custodian fees and expenses	59,894
Independent trustees' compensation	31,086
Registration fees	93,818
Audit	55,987
Legal	20,289
Miscellaneous	131,559
Total expenses before reductions	16,863,985
Expense reductions	(6,541,700)	10,322,285
Net investment income (loss)		13,220,145
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	73,617,911
Affiliated issuers	7,542,542
Foreign currency transactions	(116)
Futures contracts	17,824,906
Realized gain distributions from underlying funds:
Unaffiliated issuers	54,785,559
Affiliated issuers	1,854,880
Total net realized gain (loss)		155,625,682
Change in net unrealized appreciation (depreciation) on: Investment securities	152,617,884
Futures contracts	3,175,718
Total change in net unrealized appreciation (depreciation)		155,793,602
Net gain (loss)		311,419,284
Net increase (decrease) in net assets resulting from operations		$ 324,639,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2013	Year ended February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,220,145	$ 4,710,316
Net realized gain (loss)	155,625,682	130,506,267
Change in net unrealized appreciation (depreciation)	155,793,602	(159,655,420)
Net increase (decrease) in net assets resulting from operations	324,639,429	(24,438,837)
Distributions to shareholders from net investment income	(14,802,320)	(4,119,343)
Distributions to shareholders from net realized gain	(99,552,307)	(115,436,155)
Total distributions	(114,354,627)	(119,555,498)
Share transactions Proceeds from sales of shares	627,811,804	871,945,624
Reinvestment of distributions	114,010,643	119,276,985
Cost of shares redeemed	(624,134,646)	(1,043,664,308)
Net increase (decrease) in net assets resulting from share transactions	117,687,801	(52,441,699)
Total increase (decrease) in net assets	327,972,603	(196,436,034)

Net Assets
Beginning of period	2,676,692,046	2,873,128,080
End of period (including undistributed net investment income of $0 and undistributed net investment income of $418,755, respectively)	$ 3,004,664,649	$ 2,676,692,046
Other Information Shares
Sold	55,140,290	80,019,301
Issued in reinvestment of distributions	10,243,840	10,898,494
Redeemed	(54,818,867)	(96,676,321)
Net increase (decrease)	10,565,263	(5,758,526)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2013	2012 E	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.45	$ 12.00	$ 9.22	$ 5.57	$ 9.99
Income from Investment Operations
Net investment income (loss) B	.06	.02	.03	.03	.04
Net realized and unrealized gain (loss)	1.30	(.06)	2.81	3.65	(4.05)
Total from investment operations	1.36	(.04)	2.84	3.68	(4.01)
Distributions from net investment income	(.06)	(.02)	(.03)	(.03)	(.04)
Distributions from net realized gain	(.44)	(.50)	(.03)	-	(.38)
Total distributions	(.51) H	(.51) G	(.06)	(.03)	(.41) F
Net asset value, end of period	$ 12.30	$ 11.45	$ 12.00	$ 9.22	$ 5.57
Total Return A	12.37%	(.05)%	30.84%	66.12%	(41.74)%
Ratios to Average Net Assets C
Expenses before reductions	.65%	.63%	.40%	.25%	.25%
Expenses net of fee waivers, if any	.40%	.38%	.15%	.00%	.00%
Expenses net of all reductions	.40%	.37%	.15%	.00%	.00%
Net investment income (loss)	.51%	.18%	.32%	.42%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,004,665	$ 2,676,692	$ 2,873,128	$ 1,318,241	$ 559,886
Portfolio turnover rate D	53%	63%	69%	39%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amounts do not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

F Total distributions of $.41 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.375 per share.

G Total distributions of $.51 per share is comprised of distributions from net investment income of $.018 and distributions from net realized gain of $.496 per share.

H Total distributions of $.51 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.443 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 561,376,493
Gross unrealized depreciation	(26,474,529)
Net unrealized appreciation (depreciation) on securities and other investments	$ 534,901,964

Tax Cost	$ 2,456,656,179

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,952,862
Undistributed long-term capital gain	$ 95,474,726
Net unrealized appreciation (depreciation)	$ 534,901,964

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 21,984,703	$ 4,119,343
Long-term Capital Gains	92,369,924	115,436,155
Total	$ 114,354,627	$ 119,555,498

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $17,824,906 and a change in net unrealized appreciation (depreciation) of $3,175,718 related to its investment in futures contracts.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $1,335,774,389 and $1,294,711,744, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the period, the total annual management fee rate was .45% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Advisory Research, Inc. (ARI), Fred Alger Management, Inc., Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Management, LLC, Pyramis Global Advisors, LLC (Pyramis) (an affiliate of Strategic Advisers) and Systematic Financial Management, L.P. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,502 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2015. During the period, this waiver reduced the Fund's management fee by $ 6,504,009.

Strategic Advisers voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced the Fund's expenses by $12,428.

Commissions paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $24,703 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $560.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Fund voted to pay on April 15, 2013, to shareholders of record at the opening of business on April 12, 2013, a distribution of $0.415 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $135,916,479, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Fred Alger Management, Inc. (Alger Management), Invesco Advisers, Inc. (Invesco), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), and Systematic Financial Management, L.P. (Systematic) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Alger Management, Invesco, Neuberger Berman, Pyramis, and Systematic (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Strategic Advisers Small-Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and in the second quartile for the three- and five-year periods and that the fund had under-performed 59% and out-performed 62% and 58% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2011. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-, three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2015 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.10%.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Strategic Advisers Small-Mid Cap Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and above the median of its ASPG for the year ended February 29, 2012. The Board also noted that the fund's management fee was compared on a pre-waiver basis and, therefore, did not reflect the management fee waiver noted above. Giving effect to the waiver, however, the fund's management fee was below the ASPG for the year ended February 29, 2012.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 29, 2012.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the Strategic Advisers funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders. The Board took into consideration that Strategic Advisers had proposed to waive 0.25% of its management fee through September 30, 2015.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with Kennedy Capital Management, Inc. (New Sub-Adviser) for the fund.

Annual Report

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio manager in managing accounts under a similar investment mandate.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses.

The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2015. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.10% and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

Fred Alger Management, Inc.

Invesco Advisers, Inc.

Kennedy Capital Management, Inc.

Neuberger Berman Management LLC

Pyramis Global Advisors, LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SMC-UANN-0413
1.926367.102

Strategic Advisers®
Emerging Markets Fund of Funds

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Strategic Advisers® Emerging Markets Fund of Funds', a class of the fund, cumulative total return and show you what would have happened if Strategic Advisers® Emerging Markets Fund of Funds shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers Emerging Markets Fund of Funds, a class of the fund, on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: For the 12 months ending February 28, 2013, international equities cast off an early-period drubbing and rebounded to finish in positive territory, as debt woes in the eurozone subsided and central banks around the world continued with monetary easing. Foreign developed- and emerging-markets stocks, as measured by the MSCI® ACWI® (All Country World Index) ex USA Index, rose 6.80% for the year, fueled in part by stabilization in the eurozone and improving U.S. economic data, but held back by a stronger U.S. dollar. International stocks were hard hit through May, amid fear of global debt contagion and an economic slowdown in China. Markets reversed course in the summer and never looked back, fueled by news that European Central Bank officials would do "whatever it takes" to save the euro. Within the MSCI index, several European countries had double-digit gains, with Switzerland (+23%) and Sweden (+15%) posting strong returns, while larger economies such as Germany (+11%), France (+10%) and the U.K. (+7%) - the biggest market weighting in the index - also fared well. Countries plagued by slowing or stagnant economies had mixed results, including Greece (+9%), Spain (+2%) and Italy (-3%). Asia-Pacific ex Japan (+15%) outpaced the index, while Japan (+5%) was especially hurt by currency fluctuations. Canada and the more-volatile emerging markets saw only modest to flat gains.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® Emerging Markets Fund of Funds: From its inception on May 2, 2012, through February 28, 2013, Strategic Advisers® Emerging Markets Fund of Funds (a class of the Fund) rose 6.71%, outpacing the 4.90% return of the MSCI® Emerging Markets Index. Relative to the MSCI benchmark, core manager Aberdeen Emerging Markets Fund was the top contributor, thanks to adroit security selection in financials and energy, favorable positioning in Mexico and overweighted exposure to the strong-performing Turkish market. Acadian Emerging Markets Portfolio also aided relative results, led by stock picks in energy, industrials and materials, along with beneficial positioning in Turkey and Poland. Lazard Emerging Markets Equity Portfolio was another contributor, due to solid stock choices in telecommunication services, energy and consumer discretionary, as well as an overweighting in Turkey. While there were no major detractors, Fidelity® Emerging Markets Fund nicked the Fund's return because of weak stock picking in financials and energy, particularly in China and South Africa. A China-focused exchange-traded fund (ETF) that was held to partially offset the aggregate underweighting in the country by the Fund's active managers also was a small detractor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013) for Emerging Markets and for the entire period (December 18, 2012 to February 28, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value February 28, 2013	Expenses Paid During Period
Emerging Markets	.10%
Actual		$ 1,000.00	$ 1,126.80	$ .53 B
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 C
Class F	.10%
Actual		$ 1,000.00	$ 1,023.10	$ .20 B
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Emerging Markets and multiplied by 73/365 (to reflect the period December 18, 2012 to February 28, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Acadian Emerging Markets Portfolio Institutional Class	14.7	14.0
Aberdeen Emerging Markets Fund Institutional Class	14.4	14.3
Lazard Emerging Markets Equity Portfolio Institutional Class	14.3	14.3
GMO Emerging Markets Fund - Class V	13.0	14.5
T. Rowe Price Emerging Markets Stock Fund	10.5	10.6
Fidelity Emerging Markets Fund	10.2	10.2
Thornburg Developing World Fund - Class I	5.7	4.1
SSgA Emerging Markets Fund Select Class	5.2	6.9
Oppenheimer Developing Markets Fund Class Y	5.1	5.1
Eaton Vance Parametric Structured Emerging Markets Fund Class I	5.0	5.0
	98.1
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Emerging Markets Funds 99.9%	Emerging Markets Funds 99.7%
Short-Term Investments and Net Other Assets (Liabilities) 0.1%	Short-Term Investments and Net Other Assets (Liabilities) 0.3%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Equity Funds - 99.9%
	Shares	Value
Emerging Markets Funds - 99.9%
Aberdeen Emerging Markets Fund Institutional Class	87,723	$ 1,391,286
Acadian Emerging Markets Portfolio Institutional Class	72,503	1,420,330
Eaton Vance Parametric Structured Emerging Markets Fund Class I	31,693	477,930
Fidelity Emerging Markets Fund (a)	41,692	984,774
GMO Emerging Markets Fund - Class V	107,485	1,253,276
iShares FTSE/Xinhua China 25 Index ETF	4,360	169,822
Lazard Emerging Markets Equity Portfolio Institutional Class	69,454	1,373,115
Oppenheimer Developing Markets Fund Class Y	13,941	490,740
SSgA Emerging Markets Fund Select Class	24,066	501,063
T. Rowe Price Emerging Markets Stock Fund	30,153	1,012,850
Thornburg Developing World Fund - Class I	30,833	544,816
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $9,171,596)		9,620,002
NET OTHER ASSETS (LIABILITIES) - 0.1%		8,738
NET ASSETS - 100%		$ 9,628,740
Legend
(a) Affiliated company
Security Type Abbreviations
ETF - Exchange-Traded Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ -	$ 959,355	$ 2,509	$ 11,545	$ 984,774
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $8,213,050)	$ 8,635,228
Affiliated issuers (cost $958,546)	984,774
Total Investments (cost $9,171,596)		$ 9,620,002
Cash		20,750
Receivable for fund shares sold		17,501
Prepaid expenses		4,090
Receivable from investment adviser for expense reductions		4,832
Other receivables		8
Total assets		9,667,183

Liabilities
Payable for investments purchased	$ 16,986
Payable for fund shares redeemed	523
Audit payable	16,615
Custodian fee payable	3,001
Registration fee payable	1,200
Other affiliated payables	118
Total liabilities		38,443

Net Assets		$ 9,628,740
Net Assets consist of:
Paid in capital		$ 9,174,894
Accumulated undistributed net realized gain (loss) on investments		5,440
Net unrealized appreciation (depreciation) on investments		448,406
Net Assets		$ 9,628,740

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2013

Emerging Markets: Net Asset Value, offering price and redemption price per share ($9,475,185 ÷ 899,947 shares)	$ 10.53

Class F: Net Asset Value, offering price and redemption price per share ($153,555 ÷ 14,585 shares)	$ 10.53

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period May 2, 2012 (commencement of operations) to February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 112,200
Affiliated issuers		11,545
Total income		123,745

Expenses
Management fee	$ 20,502
Transfer agent fees	664
Accounting fees and expenses	849
Custodian fees and expenses	8,011
Independent trustees' compensation	72
Registration fees	22,363
Audit	22,770
Legal	1,755
Miscellaneous	231
Total expenses before reductions	77,217
Expense reductions	(70,628)	6,589
Net investment income (loss)		117,156
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(31,974)
Affiliated issuers	2
Realized gain distributions from underlying funds:
Unaffiliated issuers	39,764
Total net realized gain (loss)		7,792
Change in net unrealized appreciation (depreciation) on investment securities		448,406
Net gain (loss)		456,198
Net increase (decrease) in net assets resulting from operations		$ 573,354

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period May 2, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 117,156
Net realized gain (loss)	7,792
Change in net unrealized appreciation (depreciation)	448,406
Net increase (decrease) in net assets resulting from operations	573,354
Distributions to shareholders from net investment income	(119,508)
Share transactions - net increase (decrease)	9,174,439
Redemption fees	455
Total increase (decrease) in net assets	9,628,740

Net Assets
Beginning of period	-
End of period	$ 9,628,740

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14
Net realized and unrealized gain (loss)	.53
Total from investment operations	.67
Distributions from net investment income	(.14)
Redemption fees added to paid in capital D	- H
Net asset value, end of period	$ 10.53
Total Return B, C	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.14% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	1.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,475
Portfolio turnover rate G	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 2, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.43
Income from Investment Operations
Net investment income (loss) D	.10
Net realized and unrealized gain (loss)	.14
Total from investment operations	.24
Distributions from net investment income	(.14)
Redemption fees added to paid in capital D	- H
Net asset value, end of period	$ 10.53
Total Return B, C	2.31%
Ratios to Average Net Assets F
Expenses before reductions	1.14% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	4.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 154
Portfolio turnover rate G	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund commenced sale of Class F and the existing class was designated Emerging Markets during December, 2012. The Fund offers Emerging Markets and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Security Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the expenses of the Underlying Funds and ETFs through the impact of these expenses on each Underlying Fund's NAV and the value of each ETF. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 452,699
Gross unrealized depreciation	(5,183)
Net unrealized appreciation (depreciation) on securities and other investments	$ 447,516

Tax Cost	$ 9,172,486

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 6,330
Net unrealized appreciation (depreciation)	$ 447,516

The tax character of distributions paid was as follows:

February 28, 2013
Ordinary Income	$ 119,508

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares aggregated $9,738,517 and $534,909, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the period, the total annualized management fee rate was .30% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Acadian Asset Management LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Acadian and Pyramis have not been allocated any portion of the Fund's assets. Acadian and Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by Strategic Advisers for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. Emerging Markets does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets*
Emerging Markets	$ 664.01

* Annualized

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2014. During the period, this waiver reduced the Fund's management fee by $20,502.

Strategic Advisers has also contractually agreed to reimburse Emerging Markets until April 30, 2014 to the extent that annual operating expenses exceed .10% of average net assets. During the period, this reimbursement reduced Emerging Markets' expenses by $49,708. In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed .10%. During the period, this reimbursement reduced Class F's expenses by $227. Some expenses, for example sub-advisory fees and interest expense, are excluded from these reimbursements.

Commissions paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $150 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $41.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended February 28,	2013 A,B
From net investment income
Emerging Markets	$ 117,515
Class F	1,993
Total	$ 119,508

A Distributions for Emerging Markets are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

7. Share Transactions.

Transactions for each class of shares were as follows:

Period ended February 28, 2013	Shares A,B	Dollars A,B
Emerging Markets
Shares sold	901,009	$ 9,030,640
Reinvestment of distributions	11,315	117,515
Shares redeemed	(12,377)	(126,123)
Net increase (decrease)	899,947	$ 9,022,032

Annual Report

7. Share Transactions - continued

Period ended February 28, 2013	Shares A,B	Dollars A,B
Class F
Shares sold	14,393	$ 150,414
Reinvestment of distributions	192	1,993
Net increase (decrease)	14,585	$ 152,407

A Share transactions for Emerging Markets are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 94% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 2, 2012 (commencement of operations) to February 28, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund of Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Emerging Markets Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Emerging Markets Fund of Funds	04/08/13	04/05/13	$0.008

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $8,682, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Emerging Markets Fund of Funds designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Strategic Advisers Emerging Markets Fund of Funds designates 95% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers Emerging Markets Fund of Funds	12/31/2012 01/02/2013	$0.080 0.019	$0.0276 0.0000

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

On September 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with Acadian Asset Management LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.30% portion of the fund's management fee through April 30, 2013 and noted that the fund's maximum aggregate annual management fee rate may not exceed 1.25%. The Board noted that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board also noted that there would be no changes to the fund's total management fee rate and total expenses of the fund because Strategic Advisers does not intend to allocate assets of the fund to the New Sub-Adviser at this time.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that the fund is new and therefore the Board was unable to consider any direct or indirect benefits to Strategic Advisers and its affiliates from its relationship with the fund and that it will consider such information after the fund has been in operation for at least one calendar year. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic or its affiliates.

Possible Economies of Scale. The Board considered that the fund is new and therefore the Board is unable to make a determination on economies of scale until the fund has increased its assets. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Acadian Asset Management LLC

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

RMF-UANN-0413
1.938032.100

Strategic Advisers®
Small-Mid Cap Multi-Manager Fund

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Life of fund A
Strategic Advisers® Small-Mid Cap Multi-Manager Fund	12.26%	21.53%

A From December 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund, a class of the fund, on December 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets posted solid gains for the year ending February 28, 2013, sparked by a late-period rally that pushed major equity benchmarks to multiyear highs. Improvement in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for much of the year, shrugging off an early decline brought on by debt woes in Europe, and another dip later in the period amid Congressional gridlock on the federal budget. Renewed optimism over employment, the housing market, corporate earnings and record dividends made stocks a favorite with investors during the 12 months, which helped push the broad-based S&P 500® Index across the milestone 1,500 mark at the end of January. The S&P 500® finished the period up 13.46%, with the blue-chip-laden Dow Jones Industrial AverageSM following suit, rising 11.51% and nearing an all-time high by period end. The technology-heavy Nasdaq Composite Index® also hit a multiyear high, despite adding a more modest 7.96%. Elsewhere, gains were broad-based, with seven of the 10 sectors in the S&P 500® posting a double-digit advance, led by telecommunication services and health care, while materials, tech and energy showed single-digit returns. Outside the U.S., foreign developed-markets stocks rose strongly, despite the headwind of a stronger U.S. dollar, with the MSCI® EAFE® Index adding 9.99%.

Comments from Catherine Pena, Portfolio Manager of Strategic Advisers® Small-Mid Cap Multi-Manager Fund: For the year, Strategic Advisers® Small-Mid Cap Multi-Manager Fund (a class of the Fund) returned 12.26%, trailing the 15.17% gain of the Russell 2500® Index. Looking at the Fund's underlying managers, sub-advisers Advisory Research and Fred Alger Management detracted versus the index, the former due to poor results from several positions in its concentrated value portfolio, and the latter because of an overweighting in technology and weak stock selection in health care. Untimely ownership of a utilities exchange-traded fund (ETF) also hurt, and it was sold. Sub-adviser Invesco Advisers was another detractor, as its quality-growth strategy was out of favor during a period when value-oriented strategies and higher-risk stocks outperformed. On the plus side, sub-adviser Pyramis Global Advisors was the top contributor, led by security selection in technology and industrials. Systematic Financial Management also aided the Fund's results, as the leadership of value stocks during the period buoyed its value-oriented approach. Lastly, a small position in an ETF that tracks the Russell Midcap® Value Index was a modest contributor.

Note to shareholders: Barry Golden will become Portfolio Manager of the fund on April 30, 2013.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ( September 1, 2012 to February 28, 2013) for Small-Mid Cap Multi Manager and for the entire period (December 18, 2012 to February 28, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value February 28, 2013	Expenses Paid During Period
Small-Mid Cap Multi-Manager	1.16%
Actual		$ 1,000.00	$ 1,126.10	$ 6.12 B
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81 C
Class F	1.06%
Actual		$ 1,000.00	$ 1,081.10	$ 2.21 B
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Small-Mid Cap Multi-Manager and multiplied by 73/365 (to reflect the period December 18, 2012 to February 28, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
iShares Russell 2000 Value Index ETF	3.7	3.6
iShares Russell 2000 Growth Index ETF	2.3	2.3
iShares Russell Midcap Value Index ETF	1.4	1.8
iShares Russell Midcap Growth Index ETF	1.4	1.8
DJ Wilshire REIT ETF	1.3	2.2
Foot Locker, Inc.	0.9	1.2
Trinity Industries, Inc.	0.8	0.6
Raymond James Financial, Inc.	0.7	0.9
Avnet, Inc.	0.7	0.4
PVH Corp.	0.7	0.6
	13.9
Top Five Market Sectors as of February 28, 2013
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.0	15.6
Information Technology	16.0	14.9
Industrials	14.2	11.8
Consumer Discretionary	13.4	12.3
Health Care	8.8	8.5
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Common Stocks 86.6%	Common Stocks 78.6%
Mid-Cap Growth Funds 1.4%	Mid-Cap Growth Funds 1.8%
Mid-Cap Value Funds 1.4%	Mid-Cap Value Funds 1.8%
Small Growth Funds 2.3%	Small Growth Funds 2.3%
Small Value Funds 3.7%	Small Value Funds 3.6%
Sector Funds 1.3%	Sector Funds 5.5%
Short-Term Investments and Net Other Assets (Liabilities) 3.3%	Short-Term Investments and Net Other Assets (Liabilities) 6.4%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 86.6%
	Shares	Value
CONSUMER DISCRETIONARY - 13.4%
Auto Components - 1.4%
American Axle & Manufacturing Holdings, Inc. (a)	4,025	$ 50,916
Cooper Tire & Rubber Co.	2,358	59,610
Dana Holding Corp.	11,135	186,289
Gentherm, Inc. (a)	1,254	19,312
Tenneco, Inc. (a)	2,207	78,194
TRW Automotive Holdings Corp. (a)	1,197	70,252
Visteon Corp. (a)	3,150	183,582
		648,155
Distributors - 0.3%
LKQ Corp. (a)	2,140	45,347
Pool Corp.	1,955	89,383
		134,730
Diversified Consumer Services - 0.1%
Sotheby's Class A (Ltd. vtg.)	765	29,246
Hotels, Restaurants & Leisure - 2.5%
Bloomin' Brands, Inc.	2,700	46,467
Choice Hotels International, Inc.	1,475	56,094
Domino's Pizza, Inc.	1,680	80,002
Dunkin' Brands Group, Inc.	1,775	65,941
Hyatt Hotels Corp. Class A (a)	4,220	173,400
International Game Technology	1,470	23,432
Interval Leisure Group, Inc.	1,955	40,801
Jack in the Box, Inc. (a)	2,692	85,229
Life Time Fitness, Inc. (a)	1,605	67,635
Marriott Vacations Worldwide Corp. (a)	480	19,805
Penn National Gaming, Inc. (a)	1,986	99,002
Scientific Games Corp. Class A (a)	2,300	20,700
Six Flags Entertainment Corp.	940	62,801
Vail Resorts, Inc.	3,490	192,788
Wendy's Co.	4,500	25,605
WMS Industries, Inc. (a)	1,367	34,230
		1,093,932
Household Durables - 2.1%
D.R. Horton, Inc.	1,600	35,680
Ethan Allen Interiors, Inc.	3,436	96,002
Jarden Corp.	1,390	86,333
M.D.C. Holdings, Inc.	4,485	172,359
Mohawk Industries, Inc. (a)	1,485	157,440
Newell Rubbermaid, Inc.	7,475	174,467
NVR, Inc. (a)	50	50,460
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Ryland Group, Inc.	1,931	$ 68,975
Tempur-Pedic International, Inc. (a)	583	23,944
Toll Brothers, Inc. (a)	980	33,438
TRI Pointe Homes, Inc.	1,505	27,692
		926,790
Leisure Equipment & Products - 0.3%
Arctic Cat, Inc. (a)	554	20,127
Brunswick Corp.	3,698	134,755
		154,882
Media - 0.9%
AMC Networks, Inc. Class A (a)	915	52,521
Gannett Co., Inc.	3,775	75,764
Lamar Advertising Co. Class A (a)	1,120	51,789
Lions Gate Entertainment Corp. (a)	1,170	24,535
Regal Entertainment Group Class A	1,930	30,243
Tribune Co. Class A (a)	2,810	148,930
		383,782
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A	2,675	124,735
Advance Auto Parts, Inc.	390	29,773
ANN, Inc. (a)	1,395	39,465
Dick's Sporting Goods, Inc.	670	33,500
DSW, Inc. Class A	1,962	132,808
Express, Inc. (a)	2,477	45,825
Five Below, Inc.	1,730	68,854
Foot Locker, Inc.	11,645	398,143
Genesco, Inc. (a)	235	13,790
GNC Holdings, Inc.	3,500	143,500
Group 1 Automotive, Inc.	1,156	66,747
Monro Muffler Brake, Inc.	1,549	57,390
OfficeMax, Inc.	10,100	120,897
PetSmart, Inc.	450	29,300
Pier 1 Imports, Inc.	1,487	33,413
RadioShack Corp.	6,500	19,500
Rent-A-Center, Inc.	878	31,854
rue21, Inc. (a)	1,347	36,369
Sally Beauty Holdings, Inc. (a)	1,130	31,346
Select Comfort Corp. (a)	1,458	29,933
Staples, Inc.	1,720	22,670
The Men's Wearhouse, Inc.	1,040	29,245
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
The Pep Boys - Manny, Moe & Jack (a)	1,100	$ 12,243
Tractor Supply Co.	1,520	158,065
Ulta Salon, Cosmetics & Fragrance, Inc.	905	80,147
Vitamin Shoppe, Inc. (a)	2,139	112,404
Williams-Sonoma, Inc.	685	31,099
		1,933,015
Textiles, Apparel & Luxury Goods - 1.5%
Fifth & Pacific Companies, Inc. (a)	3,585	64,853
Fossil, Inc. (a)	365	37,511
Iconix Brand Group, Inc. (a)	1,400	33,068
Maidenform Brands, Inc. (a)	1,522	29,207
PVH Corp.	2,420	294,877
Steven Madden Ltd. (a)	1,532	67,546
Under Armour, Inc. Class A (sub. vtg.) (a)	1,848	91,069
Wolverine World Wide, Inc.	1,079	45,534
		663,665
TOTAL CONSUMER DISCRETIONARY		5,968,197
CONSUMER STAPLES - 2.6%
Beverages - 0.3%
Coca-Cola Enterprises, Inc.	1,675	59,932
Constellation Brands, Inc. Class A (sub. vtg.) (a)	530	23,447
Cott Corp.	2,712	25,930
Crimson Wine Group Ltd. (a)	888	7,148
		116,457
Food & Staples Retailing - 1.0%
Casey's General Stores, Inc.	2,540	143,739
Fresh Market, Inc. (a)	630	29,371
Harris Teeter Supermarkets, Inc.	1,344	57,792
Susser Holdings Corp. (a)	2,760	122,213
United Natural Foods, Inc. (a)	1,560	78,967
		432,082
Food Products - 1.1%
Annie's, Inc.	720	30,211
B&G Foods, Inc. Class A	2,425	71,295
Hain Celestial Group, Inc. (a)	940	51,465
Hillshire Brands Co.	620	20,088
Ingredion, Inc.	925	61,235
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Lancaster Colony Corp.	1,100	$ 80,487
The J.M. Smucker Co.	825	78,623
Tyson Foods, Inc. Class A	4,125	93,514
WhiteWave Foods Co.	1,750	27,370
		514,288
Household Products - 0.1%
Spectrum Brands Holdings, Inc.	728	39,378
Personal Products - 0.1%
Elizabeth Arden, Inc. (a)	469	18,244
Inter Parfums, Inc.	1,050	26,313
Nu Skin Enterprises, Inc. Class A	350	14,420
		58,977
TOTAL CONSUMER STAPLES		1,161,182
ENERGY - 5.8%
Energy Equipment & Services - 2.3%
Atwood Oceanics, Inc. (a)	2,171	111,047
Dresser-Rand Group, Inc. (a)	1,316	81,145
Dril-Quip, Inc. (a)	970	79,763
Era Group, Inc. (a)	150	3,029
Forum Energy Technologies, Inc.	890	23,745
Geospace Technologies Corp. (a)	190	18,491
Helmerich & Payne, Inc.	1,675	110,986
Hercules Offshore, Inc. (a)	4,374	29,656
Hornbeck Offshore Services, Inc. (a)	467	19,848
ION Geophysical Corp. (a)	3,500	23,240
Key Energy Services, Inc. (a)	2,041	17,512
Lufkin Industries, Inc.	847	54,869
Oil States International, Inc. (a)	1,326	100,975
Pacific Drilling SA (a)	1,500	14,025
Patterson-UTI Energy, Inc.	3,500	81,690
RPC, Inc.	5,000	80,900
SEACOR Holdings, Inc.	1,150	79,902
Superior Energy Services, Inc. (a)	933	24,678
TETRA Technologies, Inc. (a)	4,300	39,689
Tidewater, Inc.	430	20,352
		1,015,542
Oil, Gas & Consumable Fuels - 3.5%
Berry Petroleum Co. Class A	1,998	91,448
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Bill Barrett Corp. (a)	962	$ 17,364
Carrizo Oil & Gas, Inc. (a)	1,140	26,779
Concho Resources, Inc. (a)	180	16,193
Diamondback Energy, Inc.	830	18,849
Energen Corp.	4,403	203,595
Energy XXI (Bermuda) Ltd.	1,410	41,919
Gulfport Energy Corp. (a)	3,220	131,859
HollyFrontier Corp.	2,375	133,475
Kodiak Oil & Gas Corp. (a)	4,725	42,053
Oasis Petroleum, Inc. (a)	2,286	83,896
Peabody Energy Corp.	5,050	108,878
Pioneer Natural Resources Co.	1,540	193,747
Range Resources Corp.	880	67,584
Resolute Energy Corp. (a)	5,220	53,140
Rosetta Resources, Inc. (a)	1,204	58,611
SM Energy Co.	1,005	58,169
Western Refining, Inc.	970	34,813
Whiting Petroleum Corp. (a)	2,852	138,892
WPX Energy, Inc. (a)	1,775	25,187
		1,546,451
TOTAL ENERGY		2,561,993
FINANCIALS - 17.0%
Capital Markets - 2.2%
Affiliated Managers Group, Inc. (a)	1,014	148,277
Ares Capital Corp.	1,283	23,755
Eaton Vance Corp. (non-vtg.)	1,200	45,828
Evercore Partners, Inc. Class A	1,125	45,788
FXCM, Inc. Class A	2,290	30,114
Greenhill & Co., Inc.	682	41,452
Invesco Ltd.	800	21,432
Investment Technology Group, Inc. (a)	780	9,446
NGP Capital Resources Co.	1,371	9,679
Och-Ziff Capital Management Group LLC Class A	4,845	44,235
Raymond James Financial, Inc.	7,485	328,442
SEI Investments Co.	2,848	80,513
Stifel Financial Corp. (a)	2,565	88,595
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Walter Investment Management Corp. (a)	450	$ 20,664
WisdomTree Investments, Inc. (a)	5,565	50,642
		988,862
Commercial Banks - 4.8%
BankUnited, Inc.	800	22,688
CIT Group, Inc. (a)	4,320	180,835
City National Corp.	430	24,428
Comerica, Inc.	6,140	211,093
East West Bancorp, Inc.	4,322	106,321
First Niagara Financial Group, Inc.	4,070	33,293
FirstMerit Corp.	4,123	62,340
Hancock Holding Co.	996	30,079
Huntington Bancshares, Inc.	20,605	144,853
Investors Bancorp, Inc.	8,944	158,040
KeyCorp	26,490	248,741
PacWest Bancorp	701	19,158
PrivateBancorp, Inc.	4,465	79,968
Prosperity Bancshares, Inc.	4,180	192,865
Regions Financial Corp.	33,525	256,466
Susquehanna Bancshares, Inc.	2,362	27,470
SVB Financial Group (a)	1,527	102,401
Synovus Financial Corp.	6,347	16,121
TCF Financial Corp.	3,100	42,594
Texas Capital Bancshares, Inc. (a)	2,095	88,535
Umpqua Holdings Corp.	4,067	51,041
Zions Bancorporation	2,175	52,505
		2,151,835
Consumer Finance - 0.5%
DFC Global Corp. (a)	2,630	49,128
Discover Financial Services	4,540	174,926
		224,054
Diversified Financial Services - 0.7%
Interactive Brokers Group, Inc.	2,020	29,714
Leucadia National Corp.	8,880	238,872
The NASDAQ Stock Market, Inc.	1,640	51,922
		320,508
Insurance - 3.4%
Allied World Assurance Co. Holdings Ltd.	1,360	119,422
Amtrust Financial Services, Inc.	671	22,311
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Aspen Insurance Holdings Ltd.	437	$ 15,671
Axis Capital Holdings Ltd.	1,400	57,022
Brown & Brown, Inc.	2,763	82,890
Fidelity National Financial, Inc. Class A	6,875	171,463
HCC Insurance Holdings, Inc.	5,153	206,120
Lincoln National Corp.	8,775	259,214
Platinum Underwriters Holdings Ltd.	937	49,549
Reinsurance Group of America, Inc.	896	51,520
StanCorp Financial Group, Inc.	1,053	41,920
Validus Holdings Ltd.	5,725	203,982
White Mountains Insurance Group Ltd.	410	231,650
		1,512,734
Real Estate Investment Trusts - 4.2%
American Campus Communities, Inc.	1,050	47,460
American Capital Mortgage Investment Corp.	1,480	38,036
BioMed Realty Trust, Inc.	7,850	165,792
Brandywine Realty Trust (SBI)	14,325	196,969
Campus Crest Communities, Inc.	2,006	25,155
CBL & Associates Properties, Inc.	3,125	71,063
Chesapeake Lodging Trust	1,233	26,546
Colonial Properties Trust (SBI)	3,000	64,680
Corporate Office Properties Trust (SBI)	681	17,617
Douglas Emmett, Inc.	2,570	62,991
DuPont Fabros Technology, Inc.	3,875	89,745
Extra Space Storage, Inc.	830	31,075
Home Properties, Inc.	262	16,354
Kilroy Realty Corp.	3,700	195,212
Medical Properties Trust, Inc.	1,808	26,252
National Retail Properties, Inc.	729	25,114
Newcastle Investment Corp.	9,840	109,814
NorthStar Realty Finance Corp.	7,650	68,468
Plum Creek Timber Co., Inc.	5,630	273,055
Post Properties, Inc.	953	45,496
Redwood Trust, Inc.	1,590	32,213
Ryman Hospitality Properties, Inc.	1,008	45,108
Silver Bay Realty Trust Corp.	1,970	40,227
Tanger Factory Outlet Centers, Inc.	1,140	40,231
Taubman Centers, Inc.	475	36,442
Two Harbors Investment Corp.	4,375	56,263
		1,847,378
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.6%
Alexander & Baldwin, Inc.	3,780	$ 133,169
Jones Lang LaSalle, Inc.	1,240	119,834
		253,003
Thrifts & Mortgage Finance - 0.6%
EverBank Financial Corp.	11,500	173,650
Nationstar Mortgage Holdings, Inc.	740	28,512
Northwest Bancshares, Inc.	5,071	63,337
Walker & Dunlop, Inc. (a)	1,050	22,260
		287,759
TOTAL FINANCIALS		7,586,133
HEALTH CARE - 8.8%
Biotechnology - 2.1%
Acorda Therapeutics, Inc. (a)	2,355	70,061
Alkermes PLC (a)	1,795	38,969
Amarin Corp. PLC ADR (a)	5,426	43,896
BioMarin Pharmaceutical, Inc. (a)	2,392	138,664
Cepheid, Inc. (a)	1,270	46,266
Coronado Biosciences, Inc. (a)	1,660	12,151
Cubist Pharmaceuticals, Inc. (a)	625	26,519
Genomic Health, Inc. (a)	340	9,741
Incyte Corp. (a)	3,967	88,067
Medivation, Inc. (a)	930	45,700
Myriad Genetics, Inc. (a)	2,800	71,176
Onyx Pharmaceuticals, Inc. (a)	945	71,168
Pharmacyclics, Inc. (a)	555	48,718
Seattle Genetics, Inc. (a)	2,728	76,766
Spectrum Pharmaceuticals, Inc.	940	10,716
Sunesis Pharmaceuticals, Inc. (a)	1,680	8,770
Synageva BioPharma Corp. (a)	480	23,986
Synta Pharmaceuticals Corp. (a)	1,760	15,118
United Therapeutics Corp. (a)	1,277	76,377
Vical, Inc. (a)	110	352
		923,181
Health Care Equipment & Supplies - 2.2%
Accuray, Inc. (a)	2,200	9,394
Align Technology, Inc. (a)	1,435	45,116
Analogic Corp.	437	32,421
Given Imaging Ltd. (a)	690	10,937
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
HeartWare International, Inc. (a)	305	$ 26,053
Hill-Rom Holdings, Inc.	352	11,539
Hologic, Inc. (a)	1,458	31,828
Insulet Corp. (a)	4,382	98,902
Masimo Corp.	2,403	47,700
Meridian Bioscience, Inc.	1,906	40,407
Merit Medical Systems, Inc. (a)	1,106	13,184
NuVasive, Inc. (a)	6,229	115,673
NxStage Medical, Inc. (a)	1,769	19,848
Orthofix International NV (a)	812	30,255
Sirona Dental Systems, Inc. (a)	2,978	211,498
Steris Corp.	1,968	76,752
Symmetry Medical, Inc. (a)	1,800	18,774
Teleflex, Inc.	190	15,192
Thoratec Corp. (a)	2,549	89,750
Volcano Corp. (a)	1,285	27,807
West Pharmaceutical Services, Inc.	321	19,395
		992,425
Health Care Providers & Services - 2.3%
Accretive Health, Inc. (a)	1,870	17,915
Catamaran Corp. (United States) (a)	1,312	70,468
Centene Corp. (a)	2,954	132,989
Chemed Corp.	1,409	108,761
Health Management Associates, Inc. Class A (a)	5,768	63,390
HealthSouth Corp. (a)	1,580	38,110
Healthways, Inc. (a)	2,212	28,424
HMS Holdings Corp. (a)	3,248	94,160
MEDNAX, Inc. (a)	1,363	116,700
Omnicare, Inc.	2,675	99,671
Team Health Holdings, Inc. (a)	1,850	61,957
Universal American Spin Corp.	8,321	69,397
Universal Health Services, Inc. Class B	1,390	80,467
VCA Antech, Inc. (a)	1,934	42,471
		1,024,880
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. (a)	3,050	38,796
Greenway Medical Technologies	2,500	39,625
		78,421
Life Sciences Tools & Services - 1.2%
Affymetrix, Inc. (a)	3,500	14,245
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Bruker BioSciences Corp. (a)	1,550	$ 27,187
Cambrex Corp. (a)	2,650	30,502
Charles River Laboratories International, Inc. (a)	2,325	94,721
ICON PLC (a)	1,196	37,267
PAREXEL International Corp. (a)	2,840	98,520
PerkinElmer, Inc.	4,307	147,170
Techne Corp.	1,105	75,129
Waters Corp. (a)	292	27,074
		551,815
Pharmaceuticals - 0.8%
Endo Health Solutions, Inc. (a)	513	15,903
Impax Laboratories, Inc. (a)	1,545	30,637
Jazz Pharmaceuticals PLC (a)	1,425	82,907
Questcor Pharmaceuticals, Inc.	1,000	32,600
Salix Pharmaceuticals Ltd. (a)	2,106	102,878
ViroPharma, Inc. (a)	895	22,321
VIVUS, Inc. (a)	1,145	12,274
Warner Chilcott PLC	2,500	33,775
		333,295
TOTAL HEALTH CARE		3,904,017
INDUSTRIALS - 14.2%
Aerospace & Defense - 1.8%
AeroVironment, Inc. (a)	600	13,272
BE Aerospace, Inc. (a)	1,640	86,280
Esterline Technologies Corp. (a)	1,600	110,288
Hexcel Corp. (a)	4,703	128,157
Spirit AeroSystems Holdings, Inc. Class A (a)	2,120	36,909
Teledyne Technologies, Inc. (a)	967	71,152
Textron, Inc.	1,300	37,505
TransDigm Group, Inc.	647	92,094
Triumph Group, Inc.	3,155	231,609
		807,266
Air Freight & Logistics - 0.5%
Atlas Air Worldwide Holdings, Inc. (a)	1,310	61,819
Forward Air Corp.	1,775	66,953
Hub Group, Inc. Class A (a)	2,054	77,497
		206,269
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.4%
Alaska Air Group, Inc. (a)	1,175	$ 60,571
Copa Holdings SA Class A	300	31,326
Delta Air Lines, Inc. (a)	5,875	83,836
US Airways Group, Inc. (a)	1,730	23,234
		198,967
Building Products - 0.8%
A.O. Smith Corp.	2,251	161,014
Armstrong World Industries, Inc.	695	35,535
Fortune Brands Home & Security, Inc. (a)	760	26,258
Owens Corning (a)	3,940	152,911
		375,718
Commercial Services & Supplies - 1.5%
ACCO Brands Corp.	2,701	20,258
Avery Dennison Corp.	6,965	284,520
Corrections Corp. of America	2,551	97,831
Covanta Holding Corp.	2,200	43,032
Multi-Color Corp.	350	8,446
Tetra Tech, Inc. (a)	3,278	94,603
United Stationers, Inc.	1,750	63,350
Waste Connections, Inc.	1,640	56,104
		668,144
Construction & Engineering - 0.7%
AECOM Technology Corp. (a)	2,100	63,651
EMCOR Group, Inc.	2,575	99,318
KBR, Inc.	2,080	63,211
MasTec, Inc. (a)	2,577	77,542
		303,722
Electrical Equipment - 1.1%
Acuity Brands, Inc.	1,068	72,763
AMETEK, Inc.	700	29,281
AZZ, Inc.	1,176	52,520
Encore Wire Corp.	3,890	127,164
Hubbell, Inc. Class B	495	45,990
Polypore International, Inc. (a)	673	25,762
Regal-Beloit Corp.	1,918	148,223
		501,703
Industrial Conglomerates - 0.1%
Carlisle Companies, Inc.	600	40,722
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 4.2%
Actuant Corp. Class A	3,126	$ 95,062
AGCO Corp.	1,858	95,650
Colfax Corp. (a)	630	27,342
Crane Co.	1,353	72,764
ESCO Technologies, Inc.	1,187	48,145
ExOne Co.	2,430	66,072
Flowserve Corp.	180	28,890
IDEX Corp.	1,151	58,620
ITT Corp.	1,300	34,229
Lincoln Electric Holdings, Inc.	2,627	147,243
Lindsay Corp.	1,436	122,706
Manitowoc Co., Inc.	1,600	29,632
Meritor, Inc. (a)	2,550	11,220
Middleby Corp. (a)	126	18,813
Nordson Corp.	680	43,112
Oshkosh Truck Corp. (a)	1,510	58,226
RBC Bearings, Inc. (a)	1,225	61,054
SPX Corp.	975	78,497
Tennant Co.	527	24,595
Terex Corp. (a)	3,725	122,217
Trinity Industries, Inc.	8,398	363,130
Twin Disc, Inc.	1,000	23,900
Valmont Industries, Inc.	230	36,237
WABCO Holdings, Inc. (a)	1,073	73,737
Wabtec Corp.	1,229	120,184
Woodward, Inc.	350	13,101
		1,874,378
Marine - 0.2%
Danaos Corp. (a)	1,900	6,555
Kirby Corp. (a)	1,112	84,490
		91,045
Professional Services - 0.3%
FTI Consulting, Inc. (a)	700	24,318
ICF International, Inc. (a)	1,015	25,111
Towers Watson & Co.	1,425	94,862
		144,291
Road & Rail - 1.5%
AMERCO	1,025	154,478
Avis Budget Group, Inc. (a)	2,380	55,621
Genesee & Wyoming, Inc. Class A (a)	1,125	100,710
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Hertz Global Holdings, Inc. (a)	3,325	$ 66,334
Ryder System, Inc.	3,630	204,006
Swift Transporation Co. (a)	4,850	65,621
		646,770
Trading Companies & Distributors - 1.1%
Rush Enterprises, Inc. Class A (a)	1,565	38,343
United Rentals, Inc. (a)	4,530	241,947
Watsco, Inc.	947	73,743
WESCO International, Inc. (a)	1,620	119,718
		473,751
TOTAL INDUSTRIALS		6,332,746
INFORMATION TECHNOLOGY - 16.0%
Communications Equipment - 1.6%
Acme Packet, Inc. (a)	630	18,383
ADTRAN, Inc.	1,250	27,925
Anaren, Inc. (a)	831	16,080
Arris Group, Inc. (a)	11,617	201,555
Aruba Networks, Inc. (a)	842	20,983
Brocade Communications Systems, Inc. (a)	6,900	38,709
Ciena Corp. (a)	1,200	18,288
Finisar Corp. (a)	2,683	39,306
Infinera Corp. (a)	3,700	24,013
Juniper Networks, Inc. (a)	1,820	37,638
NETGEAR, Inc. (a)	4,111	139,980
Palo Alto Networks, Inc.	360	22,007
Procera Networks, Inc. (a)	2,225	26,033
Riverbed Technology, Inc. (a)	2,275	34,762
Ruckus Wireless, Inc.	1,190	25,418
Sierra Wireless, Inc. (a)	2,000	22,497
		713,577
Computers & Peripherals - 0.3%
3D Systems Corp. (a)	1,125	41,580
NCR Corp. (a)	1,270	35,027
Silicon Graphics International Corp. (a)	3,520	52,976
		129,583
Electronic Equipment & Components - 3.2%
Avnet, Inc. (a)	9,225	325,735
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Cognex Corp.	2,410	$ 99,268
CTS Corp.	1,700	16,660
Dolby Laboratories, Inc. Class A	700	22,316
Fabrinet (a)	2,295	37,661
FARO Technologies, Inc. (a)	567	24,012
GSI Group, Inc. (a)	2,026	19,450
IPG Photonics Corp.	1,208	71,622
Itron, Inc. (a)	800	33,656
Littelfuse, Inc.	1,177	77,882
Mercury Systems, Inc. (a)	1,500	10,275
Molex, Inc. Class A (non-vtg.)	6,620	150,406
National Instruments Corp.	2,360	70,989
Newport Corp. (a)	992	16,219
Plexus Corp. (a)	2,310	56,272
SYNNEX Corp. (a)	3,281	125,105
Tech Data Corp. (a)	1,590	84,365
Trimble Navigation Ltd. (a)	787	46,771
Universal Display Corp. (a)	750	23,535
Vishay Intertechnology, Inc. (a)	8,475	111,785
		1,423,984
Internet Software & Services - 2.1%
Bankrate, Inc. (a)	890	10,013
Cornerstone OnDemand, Inc. (a)	2,095	70,937
CoStar Group, Inc. (a)	1,317	132,675
DealerTrack Holdings, Inc. (a)	3,961	116,810
Digital River, Inc. (a)	2,100	29,904
eGain Communications Corp. (a)	4,515	36,075
ExactTarget, Inc.	3,565	79,500
IAC/InterActiveCorp	795	32,396
Keynote Systems, Inc.	1,140	17,419
Liquidity Services, Inc. (a)	817	27,819
OpenTable, Inc. (a)	940	52,264
SPS Commerce, Inc. (a)	1,770	66,180
ValueClick, Inc. (a)	9,243	246,511
Velti PLC (a)	2,400	8,832
		927,335
IT Services - 1.8%
Acxiom Corp. (a)	1,600	29,136
Alliance Data Systems Corp. (a)	1,099	174,400
Convergys Corp.	1,660	27,539
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
CoreLogic, Inc. (a)	4,205	$ 108,952
DST Systems, Inc.	700	47,544
ExlService Holdings, Inc. (a)	910	27,546
Fidelity National Information Services, Inc.	3,300	124,245
Gartner, Inc. Class A (a)	1,035	51,502
Global Payments, Inc.	740	35,675
InterXion Holding N.V. (a)	1,975	48,842
Lender Processing Services, Inc.	2,130	52,313
Maximus, Inc.	665	48,399
VeriFone Systems, Inc. (a)	400	7,588
		783,681
Semiconductors & Semiconductor Equipment - 2.9%
Atmel Corp. (a)	3,550	24,140
Cavium, Inc. (a)	880	32,490
Ceva, Inc. (a)	900	13,617
Cirrus Logic, Inc. (a)	400	9,616
Cymer, Inc. (a)	1,250	123,600
Entropic Communications, Inc. (a)	3,762	16,590
EZchip Semiconductor Ltd. (a)	915	22,198
FormFactor, Inc. (a)	2,500	12,550
Freescale Semiconductor Holdings I Ltd. (a)	1,690	26,077
Ikanos Communications, Inc. (a)	2,500	4,350
Lam Research Corp. (a)	1,449	61,293
M/A-COM Technology Solutions, Inc.	600	9,720
MagnaChip Semiconductor Corp. (a)	821	12,931
Mellanox Technologies Ltd. (a)	725	38,229
Microsemi Corp. (a)	3,075	63,437
MKS Instruments, Inc.	2,462	66,819
Monolithic Power Systems, Inc.	1,060	26,065
NXP Semiconductors NV (a)	3,975	128,472
ON Semiconductor Corp. (a)	4,170	33,360
Power Integrations, Inc.	1,834	76,680
Rambus, Inc. (a)	3,200	18,048
Rudolph Technologies, Inc. (a)	650	7,163
Semtech Corp. (a)	2,341	71,564
Silicon Laboratories, Inc. (a)	1,581	65,643
Skyworks Solutions, Inc. (a)	9,101	193,851
Spansion, Inc. Class A	2,120	24,931
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Teradyne, Inc. (a)	6,043	$ 101,281
Ultratech, Inc. (a)	690	28,276
		1,312,991
Software - 4.1%
Accelrys, Inc. (a)	2,500	23,650
ANSYS, Inc. (a)	1,107	83,911
Aspen Technology, Inc. (a)	6,713	206,492
AVG Technologies NV	1,700	26,690
Bottomline Technologies, Inc. (a)	910	24,688
BroadSoft, Inc. (a)	925	19,425
Cadence Design Systems, Inc. (a)	17,201	243,566
CommVault Systems, Inc. (a)	1,096	81,049
Comverse, Inc.	270	7,430
FactSet Research Systems, Inc.	395	38,430
Fortinet, Inc. (a)	2,390	57,790
Guidewire Software, Inc. (a)	710	25,951
Infoblox, Inc.	2,145	45,238
Informatica Corp. (a)	2,060	72,121
Interactive Intelligence Group, Inc. (a)	1,604	66,742
Manhattan Associates, Inc. (a)	1,854	129,520
Mentor Graphics Corp.	3,965	70,220
MICROS Systems, Inc. (a)	2,531	108,327
MicroStrategy, Inc. Class A (a)	482	49,106
Parametric Technology Corp. (a)	3,152	72,937
Rovi Corp. (a)	1,930	34,335
SeaChange International, Inc. (a)	2,100	24,192
SolarWinds, Inc. (a)	2,132	120,373
Sourcefire, Inc. (a)	1,425	76,423
TIBCO Software, Inc. (a)	730	15,659
Ultimate Software Group, Inc. (a)	500	49,135
Verint Systems, Inc. (a)	1,650	56,381
		1,829,781
TOTAL INFORMATION TECHNOLOGY		7,120,932
MATERIALS - 5.8%
Chemicals - 2.8%
A. Schulman, Inc.	1,700	53,295
Ashland, Inc.	350	27,290
Axiall Corp.	1,875	106,088
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Cabot Corp.	3,190	$ 117,328
Chemtura Corp. (a)	3,865	77,764
Cytec Industries, Inc.	300	21,717
Huntsman Corp.	5,200	89,596
Innophos Holdings, Inc.	420	20,509
Innospec, Inc.	1,652	66,493
Intrepid Potash, Inc.	7,848	154,684
Koppers Holdings, Inc.	947	39,282
LSB Industries, Inc. (a)	2,297	89,009
Methanex Corp.	715	26,173
Olin Corp.	2,875	66,585
PolyOne Corp.	2,515	57,317
Rockwood Holdings, Inc.	2,570	160,882
Stepan Co.	193	11,819
Valspar Corp.	895	55,141
		1,240,972
Construction Materials - 0.3%
Eagle Materials, Inc.	410	26,367
Martin Marietta Materials, Inc.	1,000	97,130
		123,497
Containers & Packaging - 1.1%
Aptargroup, Inc.	550	29,667
Bemis Co., Inc.	2,600	97,084
Berry Plastics Group, Inc.	2,625	50,453
Boise, Inc.	6,075	52,184
Crown Holdings, Inc. (a)	1,200	46,644
Myers Industries, Inc.	1,486	21,874
Rock-Tenn Co. Class A	1,888	166,994
Sealed Air Corp.	2,000	44,420
		509,320
Metals & Mining - 1.5%
Allegheny Technologies, Inc.	3,920	119,442
Allied Nevada Gold Corp. (a)	653	11,950
Carpenter Technology Corp.	1,302	61,493
Compass Minerals International, Inc.	270	19,904
Detour Gold Corp. (a)	777	15,175
Hecla Mining Co.	4,520	20,973
Kaiser Aluminum Corp.	3,105	190,150
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Schnitzer Steel Industries, Inc. Class A	4,010	$ 114,726
Steel Dynamics, Inc.	8,900	135,903
		689,716
Paper & Forest Products - 0.1%
Boise Cascade Co.	1,150	31,165
TOTAL MATERIALS		2,594,670
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.0%
Cogent Communications Group, Inc.	220	5,533
Frontier Communications Corp.	1,770	7,328
		12,861
Wireless Telecommunication Services - 0.5%
Clearwire Corp. Class A (a)	420	1,310
NII Holdings, Inc. (a)	450	2,169
SBA Communications Corp. Class A (a)	2,871	204,186
		207,665
TOTAL TELECOMMUNICATION SERVICES		220,526
UTILITIES - 2.5%
Electric Utilities - 1.2%
Allete, Inc.	262	12,314
Cleco Corp.	4,125	182,738
Great Plains Energy, Inc.	1,225	26,742
ITC Holdings Corp.	1,922	162,447
OGE Energy Corp.	490	28,376
Portland General Electric Co.	2,167	64,338
UIL Holdings Corp.	554	21,695
UNS Energy Corp.	490	23,040
		521,690
Gas Utilities - 0.1%
Atmos Energy Corp.	910	34,735
Southwest Gas Corp.	408	18,482
		53,217
Independent Power Producers & Energy Traders - 0.4%
Dynegy, Inc. (a)	850	16,635
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
NRG Energy, Inc.	6,508	$ 156,192
Ormat Technologies, Inc.	1,400	28,616
		201,443
Multi-Utilities - 0.8%
CMS Energy Corp.	6,950	184,940
NiSource, Inc.	5,050	139,885
TECO Energy, Inc.	1,458	25,151
		349,976
TOTAL UTILITIES		1,126,326
TOTAL COMMON STOCKS (Cost $32,322,458)		38,576,722
Equity Funds - 10.1%

Mid-Cap Growth Funds - 1.4%
iShares Russell Midcap Growth Index ETF	9,030	607,538
Mid-Cap Value Funds - 1.4%
iShares Russell Midcap Value Index ETF	11,510	632,014
Sector Funds - 1.3%
DJ Wilshire REIT ETF	7,886	599,967
Small Growth Funds - 2.3%
iShares Russell 2000 Growth Index ETF	9,800	1,006,264
Small Value Funds - 3.7%
iShares Russell 2000 Value Index ETF	20,100	1,625,464
TOTAL EQUITY FUNDS (Cost $3,643,260)		4,471,247
Money Market Funds - 3.4%

SSgA US Treasury Money Market Fund, 0% (b) (Cost $1,523,322)	1,523,322	1,523,322
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $37,489,040)		44,571,291
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(23,529)
NET ASSETS - 100%		$ 44,547,762
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2 CME E-mini S&P MidCap 400 Index Contracts	March 2013	$ 220,340	$ 17,820
3 NYFE Russell 2000 Mini Index Contracts	March 2013	273,060	18,191
TOTAL EQUITY INDEX CONTRACTS		$ 493,400	$ 36,011

The face value of futures purchased as a percentage of net assets is 1.1%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 36,011	$ -
Total Value of Derivatives	$ 36,011	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $37,489,040)		$ 44,571,291
Segregated cash with broker for futures contracts		20,000
Cash		6,955
Receivable for investments sold		424,609
Receivable for fund shares sold		160
Dividends receivable		21,296
Receivable for daily variation margin on futures contracts		110
Prepaid expenses		32
Other receivables		4
Total assets		45,044,457

Liabilities
Payable for investments purchased	$ 420,921
Accrued management fee	29,842
Other affiliated payables	4,668
Registration fees payable	254
Audit fees payable	32,020
Custody fees payable	8,990
Total liabilities		496,695

Net Assets		$ 44,547,762
Net Assets consist of:
Paid in capital		$ 36,539,272
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		890,228
Net unrealized appreciation (depreciation) on investments		7,118,262
Net Assets		$ 44,547,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2013

Small-Mid Cap Multi-Manager: Net Asset Value, offering price and redemption price per share ($44,361,450 ÷ 3,622,472 shares)	$ 12.25

Class F: Net Asset Value, offering price and redemption price per share ($186,312 ÷ 15,213 shares)	$ 12.25

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 598,239
Interest		15
Total income		598,254

Expenses
Management fee	$ 292,610
Transfer agent fees	38,209
Accounting fees and expenses	15,518
Custodian fees and expenses	35,974
Independent trustees' compensation	466
Registration fees	34,871
Audit	42,668
Legal	294
Miscellaneous	960
Total expenses before reductions	461,570
Expense reductions	(927)	460,643
Net investment income (loss)		137,611
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,348,743
Foreign currency transactions	100
Futures contracts	306,078
Total net realized gain (loss)		1,654,921
Change in net unrealized appreciation (depreciation) on: Investment securities	3,302,812
Futures contracts	(272,710)
Total change in net unrealized appreciation (depreciation)		3,030,102
Net gain (loss)		4,685,023
Net increase (decrease) in net assets resulting from operations		$ 4,822,634

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	For the period December 20, 2011 (commencement of operations) to February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 137,611	$ (14,018)
Net realized gain (loss)	1,654,921	300,477
Change in net unrealized appreciation (depreciation)	3,030,102	4,088,160
Net increase (decrease) in net assets resulting from operations	4,822,634	4,374,619
Distributions to shareholders from net investment income	(127,187)	-
Distributions to shareholders from net realized gain	(1,044,074)	(17,500)
Total distributions	(1,171,261)	(17,500)
Share transactions - net increase (decrease)	1,521,729	35,017,500
Redemption fees	41	-
Total increase (decrease) in net assets	5,173,143	39,374,619

Net Assets
Beginning of period	39,374,619	-
End of period	$ 44,547,762	$ 39,374,619

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small-Mid Cap Multi-Manager

Years ended February 28,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.24	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	- I
Net realized and unrealized gain (loss)	1.30	1.25
Total from investment operations	1.34	1.25
Distributions from net investment income	(.04) F	-
Distributions from net realized gain	(.30) F	(.01) F
Total distributions	(.33) K	(.01)
Redemption fees added to paid in capital D	- I	-
Net asset value, end of period	$ 12.25	$ 11.24
Total Return B,C	12.26%	12.46%
Ratios to Average Net Assets G
Expenses before reductions	1.16%	1.58% A
Expenses net of fee waivers, if any	1.16%	1.16% A
Expenses net of all reductions	1.16%	1.16% A
Net investment income (loss)	.35%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,361	$ 39,375
Portfolio turnover rate H	66%	11% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 20, 2011 (commencement of operations) to February 29, 2012.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amounts do not include the portfolio turnover activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Amount not annualized.

K Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.49
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	.91
Total from investment operations	.92
Distributions from net investment income	(.04) I
Distributions from net realized gain	(.12) I
Total distributions	(.16)
Redemption fees added to paid in capital D	- H
Net asset value, end of period	$ 12.25
Total Return B,C	8.11%
Ratios to Average Net Assets F
Expenses before reductions	1.11% A
Expenses net of fee waivers, if any	1.06% A
Expenses net of all reductions	1.06% A
Net investment income (loss)	.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 186
Portfolio turnover rate G	66%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio turnover activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class F and the existing class was designated Small Mid-Cap Multi-Manager during December, 2012. The Fund offers Small-Mid Cap Multi-Manager and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,617,361
Gross unrealized depreciation	(566,523)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,050,838

Tax Cost	$ 37,520,453

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 372,112
Undistributed long-term capital gain	$ 585,540
Net unrealized appreciation (depreciation)	$ 7,050,838

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 950,652	$ 17,500
Long-term Capital Gains	220,609	-
Total	$ 1,171,261	$ 17,500

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

Annual Report

3. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $306,078 and a change in net unrealized appreciation (depreciation) of $(272,710) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $27,464,477 and $24,448,107, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the period, the total annual management fee rate was .73% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Advisory Research, Inc. (ARI), Fred Alger Management, Inc., Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Management, LLC, Pyramis Global Advisors, LLC (Pyramis) (an affiliate of Strategic Advisers) and Systematic Financial Management, L.P. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Small Mid-Cap Multi-Manager. Small-Mid Cap Multi-Manager does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Small-Mid Cap Multi-Manager	$ 38,209.10

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $81 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Effective January 1, 2013, Strategic Advisers has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the fund's management fee by $306.

In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed 1.06%. During the period, this reimbursement reduced Class F's expenses by $19. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements.

Commissions paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $582 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $20.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2013 B	2012 A
From net investment income
Small-Mid Cap Multi-Manager	$ 126,578	$ -
Class F	609	-
Total	$ 127,187	$ -
From net realized gain
Small-Mid Cap Multi-Manager	$ 1,042,320	$ 17,500
Class F	1,754	-
Total	$ 1,044,074	$ 17,500

A Distributions for Small-Mid Cap Multi-Manager are for the period December 20, 2011 (commencement of operations) to February 29, 2012.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2013 B	2012 A	2013 B	201 2A
Small-Mid Cap Multi-Manager
Shares sold	16,842	3,500,000	$ 191,697	$ 35,000,000
Reinvestment of distributions	105,162	1,726	1,168,898	17,500
Shares redeemed	(1,259)	-	(13,834)	-
Net increase (decrease)	120,745	3,501,726	$ 1,346,761	$ 35,017,500
Class F
Shares sold	15,077	-	$ 173,502	$ -
Reinvestment of distributions	209	-	2,363	-
Shares redeemed	(73)	-	(897)	-
Net increase (decrease)	15,213	-	$ 174,968	$ -

A Share transactions for Small-Mid Cap Multi-Manager are for the period December 20, 2011 (commencement of operations) to February 29, 2012.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Small-Mid Cap Multi-Manager Fund	04/15/13	04/12/13	$0.265

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $589,503, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Small-Mid Cap Multi-Manager Fund designates 7%, and 75% of the dividends distributed in April, 2012 and December, 2012, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Strategic Advisers Small-Mid Cap Multi-Manager Fund designates 10% and 93% of the dividends distributed in April, 2012 and December, 2012, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with Kennedy Capital Management, Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses.

The Board also considered that the fund's maximum aggregate annual management fee rate may not exceed 1.15% and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board also noted that Strategic Advisers has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.16% of the fund's average net assets through April 30, 2013.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

Fred Alger Management, Inc.

Invesco Advisers, Inc.

Kennedy Capital Management, Inc.

Neuberger Berman Management LLC

Pyramis Global Advisors, LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AMM-UANN-0413
1.933019.100

Strategic Advisers® International Multi-Manager Fund

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Strategic Advisers® International Multi-Manager Fund's, a class of the fund, cumulative total return and show you what would have happened if Strategic Advisers® International Multi-Manager Fund shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers International Multi-Manager Fund, a class of the fund, on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: For the 12 months ending February 28, 2013, international equities cast off an early-period drubbing and rebounded to finish in positive territory, as debt woes in the eurozone subsided and central banks around the world continued with monetary easing. Foreign developed- and emerging-markets stocks, as measured by the MSCI® ACWI® (All Country World Index) ex USA Index, rose 6.80% for the year, fueled in part by stabilization in the eurozone and improving U.S. economic data, but held back by a stronger U.S. dollar. International stocks were hard hit through May, amid fear of global debt contagion and an economic slowdown in China. Markets reversed course in the summer and never looked back, fueled by news that European Central Bank officials would do "whatever it takes" to save the euro. Within the MSCI index, several European countries had double-digit gains, with Switzerland (+23%) and Sweden (+15%) posting strong returns, while larger economies such as Germany (+11%), France (+10%) and the U.K. (+7%) - the biggest market weighting in the index - also fared well. Countries plagued by slowing or stagnant economies had mixed results, including Greece (+9%), Spain (+2%) and Italy (-3%). Asia-Pacific ex Japan (+15%) outpaced the index, while Japan (+5%) was especially hurt by currency fluctuations. Canada and the more-volatile emerging markets saw only modest to flat gains.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International Multi-Manager Fund: From its inception on May 2, 2012, through February 28, 2013, Strategic Advisers® International Multi-Manager Fund (a class of the Fund) returned 11.64%, trailing the 13.46% advance of the MSCI® EAFE® Index. Relative to the benchmark, the sub-advised MFS International Research Equity strategy was the biggest detractor, primarily due to adverse security selection in financials and consumer discretionary. Quality-growth manager William Blair & Company also hampered the Fund's relative performance, because of subpar stock picks in financials and energy. MFS International Value strategy's conservatively positioned, quality-focused approach added value during periods of market stress in 2012, but nicked the Fund's relative return for the period as a whole. A modest underlying cash stake in a rising market also dampened the Fund's performance versus the benchmark during the period. On the plus side, cyclically driven value manager Causeway Capital Management provided the biggest boost, on the strength of its stock choices in materials, health care and utilities. Pyramis Global Advisors Select International strategy also aided relative results, thanks to beneficial stock selection in consumer discretionary, industrials and financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013) for International Multi-Manager and for the entire period (December 18, 2012 to February 28, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value February 28, 2013	Expenses Paid During Period
International Multi-Manager	1.18%
Actual		$ 1,000.00	$ 1,122.00	$ 6.21 B
HypotheticalA		$ 1,000.00	$ 1,018.94	$ 5.91 C
Class F	1.09%
Actual		$ 1,000.00	$ 1,033.70	$ 2.22 B
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period) for International Multi-Manager and multiplied by 73/365 (to reflect the period December 18, 2012 to February 28, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate)	1.8	1.8
Nestle SA	1.8	2.1
Royal Dutch Shell PLC Class A (United Kingdom)	1.7	1.4
KDDI Corp.	1.5	1.6
Bayer AG	1.5	1.5
HSBC Holdings PLC (United Kingdom)	1.3	1.0
Novartis AG	1.3	1.0
British American Tobacco PLC (United Kingdom)	1.3	1.4
Japan Tobacco, Inc.	1.2	1.1
BNP Paribas SA	1.2	1.1
	14.6
Top Five Market Sectors as of February 28, 2013
Stocks Only	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.1	20.1
Consumer Staples	12.4	13.3
Industrials	12.3	12.6
Consumer Discretionary	10.4	10.3
Health Care	9.6	9.6
Geographic Diversification (% of fund's net assets)
As of February 28, 2013
United Kingdom 20.3%
Japan 20.2%
Switzerland 9.7%
France 8.9%
Germany 8.2%
Netherlands 4.4%
United States of America 4.3%
Australia 3.3%
Sweden 2.1%
Other 18.6%

Annual Report

As of August 31, 2012
United Kingdom 20.4%
Japan 19.5%
France 9.0%
Switzerland 9.0%
Germany 7.8%
Netherlands 4.9%
Australia 3.5%
United States of America 3.3%
Hong Kong 2.5%
Other 20.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Stocks 96.0%	Stocks 97.0%
Foreign Large Blend Funds 0.9%	Foreign Large Blend Funds 0.8%
Short-Term Investments and Net Other Assets (Liabilities) 3.1%	Short-Term Investments and Net Other Assets (Liabilities) 2.2%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.7%
Bridgestone Corp.	1,500	$ 46,024
Denso Corp.	6,100	256,004
FCC Co. Ltd.	400	8,907
GKN PLC	18,033	74,685
Nokian Tyres PLC	458	20,814
TS tech Co. Ltd.	200	4,879
		411,313
Automobiles - 2.9%
Bayerische Motoren Werke AG (BMW)	1,135	104,763
Daihatsu Motor Co. Ltd.	1,000	20,315
Daimler AG (Germany)	3,681	219,454
Fuji Heavy Industries Ltd.	11,000	164,484
Great Wall Motor Co. Ltd. (H Shares)	13,500	52,830
Honda Motor Co. Ltd.	7,400	276,750
Hyundai Motor Co.	431	86,649
Nissan Motor Co. Ltd.	4,700	47,617
Renault SA	700	44,429
Suzuki Motor Corp.	700	16,743
Tata Motors Ltd. sponsored ADR	2,150	58,351
Toyota Motor Corp.	10,200	523,868
		1,616,253
Distributors - 0.2%
Li & Fung Ltd.	86,000	115,323
Hotels, Restaurants & Leisure - 1.6%
Arcos Dorados Holdings, Inc. Class A	6,410	81,215
Compass Group PLC	30,494	370,319
Galaxy Entertainment Group Ltd. (a)	8,000	33,576
InterContinental Hotel Group PLC	3,269	94,787
Sands China Ltd.	35,600	169,609
Tattersall's Ltd.	3,159	10,293
Whitbread PLC	2,651	101,467
William Hill PLC	3,600	22,102
		883,368
Household Durables - 0.1%
Berkeley Group Holdings PLC	2,060	59,534
Haier Electronics Group Co. Ltd. (a)	5,000	9,026
Sekisui House Ltd.	1,000	11,576
		80,136
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 0.1%
LG Home Shopping, Inc.	53	$ 9,492
Ocado Group PLC (a)	2,449	4,882
Rakuten, Inc.	2,600	22,468
		36,842
Leisure Equipment & Products - 0.1%
Sankyo Co. Ltd. (Gunma)	800	33,704
Media - 2.3%
BEC World PCL (For. Reg.)	7,300	16,499
Cheil Worldwide, Inc.	10	221
Eutelsat Communications	600	21,616
Fuji Media Holdings, Inc.	62	108,696
ITV PLC	60,921	114,786
Lagardere S.C.A. (Reg.)	800	28,555
Nippon Television Network Corp.	10,700	160,921
Pearson PLC	6,530	114,253
Publicis Groupe SA	2,261	149,423
realestate.com.au Ltd.	300	8,179
Reed Elsevier NV	28,562	434,045
Rightmove PLC	912	23,839
UBM PLC	5,607	65,837
WPP PLC	3,137	49,985
		1,296,855
Multiline Retail - 0.2%
Don Quijote Co. Ltd.	300	11,814
Lifestyle International Holdings Ltd.	8,000	19,248
Next PLC	300	19,110
PPR SA	300	67,249
		117,421
Specialty Retail - 0.8%
ABC-Mart, Inc.	400	13,961
Dunelm Group PLC	2,410	27,421
Esprit Holdings Ltd.	45,450	59,306
Fast Retailing Co. Ltd.	100	27,436
H&M Hennes & Mauritz AB (B Shares)	4,870	174,773
Kingfisher PLC	5,500	23,112
Sa Sa International Holdings Ltd.	24,000	25,530
Shimamura Co. Ltd.	200	20,434
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
United Arrows Ltd.	400	$ 10,094
USS Co. Ltd.	790	86,850
		468,917
Textiles, Apparel & Luxury Goods - 1.1%
adidas AG	200	18,225
Christian Dior SA	521	87,031
Compagnie Financiere Richemont SA Series A	236	18,972
Gerry Weber International AG (Bearer)	462	20,918
Hermes International SCA	100	33,318
LVMH Moet Hennessy - Louis Vuitton SA	1,067	183,740
Shenzhou International Group Holdings Ltd.	1,000	2,837
Swatch Group AG (Bearer)	100	56,865
Tod's SpA	227	32,866
Yue Yuen Industrial (Holdings) Ltd.	47,500	160,465
		615,237
TOTAL CONSUMER DISCRETIONARY		5,675,369
CONSUMER STAPLES - 11.9%
Beverages - 1.8%
Anheuser-Busch InBev SA NV	1,129	105,804
Diageo PLC	5,245	157,277
Heineken NV (Bearer)	6,360	474,866
Ito En Ltd.	1,500	30,375
Pernod Ricard SA	993	128,850
SABMiller PLC	2,200	109,370
		1,006,542
Food & Staples Retailing - 1.6%
Ain Pharmaciez, Inc.	100	5,222
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	228	11,811
Carrefour SA	895	24,398
Colruyt NV	546	26,906
FamilyMart Co. Ltd.	800	33,704
Lawson, Inc.	3,800	282,468
Metro, Inc. Class A (sub. vtg.)	742	46,473
Seven & i Holdings Co., Ltd.	1,300	37,952
Sundrug Co. Ltd.	500	19,339
Tesco PLC	46,318	259,706
Tsuruha Holdings, Inc.	200	17,327
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Woolworths Ltd.	2,681	$ 95,656
Wumart Stores, Inc. (H Shares)	10,000	19,599
		880,561
Food Products - 3.6%
Ajinomoto Co., Inc.	2,000	26,519
Danone SA	9,473	657,826
First Resources Ltd.	12,000	18,847
M. Dias Branco SA	1,600	61,433
Nestle SA	14,191	990,682
Unilever NV (Certificaten Van Aandelen) (Bearer)	5,732	222,295
Unilever PLC	1,600	63,718
Viscofan Envolturas Celulosicas SA	332	17,398
		2,058,718
Household Products - 1.1%
Henkel AG & Co. KGaA	380	28,115
Reckitt Benckiser Group PLC	8,053	541,082
Svenska Cellulosa AB (SCA) (B Shares)	1,600	39,113
		608,310
Personal Products - 0.9%
Beiersdorf AG	428	37,321
Kao Corp.	11,300	361,346
Kobayashi Pharmaceutical Co. Ltd.	1,800	85,349
Kose Corp.	2,200	48,230
		532,246
Tobacco - 2.9%
British American Tobacco PLC (United Kingdom)	13,711	713,293
Imperial Tobacco Group PLC	2,288	82,957
Japan Tobacco, Inc.	22,000	694,250
KT&G Corp.	2,367	168,518
		1,659,018
TOTAL CONSUMER STAPLES		6,745,395
ENERGY - 7.1%
Energy Equipment & Services - 1.3%
Aker Solutions ASA	1,700	33,492
Fred Olsen Energy ASA	352	15,329
John Wood Group PLC	3,779	44,029
Petrofac Ltd.	7,151	157,736
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Saipem SpA	1,213	$ 32,433
Schoeller-Bleckmann Oilfield Equipment AG	93	9,324
Technip SA	2,044	221,382
Tecnicas Reunidas SA	3,282	165,351
TGS Nopec Geophysical Co. ASA	881	33,333
Transocean Ltd. (Switzerland)	770	40,517
		752,926
Oil, Gas & Consumable Fuels - 5.8%
BG Group PLC	20,191	357,001
BP PLC	79,202	531,091
Cairn Energy PLC	21,961	90,519
Cenovus Energy, Inc.	1,930	62,490
CNOOC Ltd.	74,000	144,627
ENI SpA	1,644	37,417
INPEX Corp.	22	117,014
JX Holdings, Inc.	2,500	15,266
Kunlun Energy Co. Ltd.	42,000	87,080
Oil Search Ltd. ADR	5,410	42,827
Origin Energy Ltd.	4,600	57,183
Reliance Industries Ltd. GDR (c)	1,877	56,685
Repsol YPF SA	1,369	29,151
Royal Dutch Shell PLC:
Class A (United Kingdom)	29,051	954,168
Class B (United Kingdom)	3,021	101,659
StatoilHydro ASA	6,929	172,010
Total SA	5,493	274,242
Tullow Oil PLC	4,784	88,107
Woodside Petroleum Ltd.	727	27,847
		3,246,384
TOTAL ENERGY		3,999,310
FINANCIALS - 22.1%
Capital Markets - 1.9%
Aberdeen Asset Management PLC	4,500	29,348
Ashmore Group PLC	6,311	34,304
Azimut Holding SpA	1,542	24,540
CI Financial Corp.	1,460	38,225
Credit Suisse Group	4,586	122,253
Daiwa Securities Group, Inc.	25,000	154,547
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Hargreaves Lansdown PLC	1,128	$ 14,836
Julius Baer Group Ltd.	1,682	63,741
Jupiter Fund Management PLC	3,585	18,279
Mediobanca SpA	4,471	27,189
Partners Group Holding AG	262	60,545
UBS AG	30,359	479,682
Value Partners Group Ltd.	18,000	12,626
		1,080,115
Commercial Banks - 12.1%
Alior Bank SA	569	12,662
Australia & New Zealand Banking Group Ltd.	6,000	176,016
Banco Bilbao Vizcaya Argentaria SA	13,812	133,801
Banco Santander SA (Spain)	9,230	69,888
Bank of Ireland (a)	116,780	20,000
Bank of Yokohama Ltd.	9,000	46,316
Banregio Grupo Financiero SA	3,900	18,347
Barclays PLC	120,096	557,236
BNP Paribas SA	12,181	685,495
BOC Hong Kong (Holdings) Ltd.	8,500	28,660
Chiba Bank Ltd.	7,000	44,633
China Merchants Bank Co. Ltd. (H Shares)	35,500	76,991
Commonwealth Bank of Australia	228	15,667
Credicorp Ltd. (NY Shares)	465	69,741
Danske Bank A/S (a)	2,190	40,758
DBS Group Holdings Ltd.	8,000	97,610
DnB NOR ASA	14,856	221,260
Erste Bank AG	4,877	157,110
First Gulf Bank PJSC	6,849	25,267
Grupo Financiero Santander Mexico SAB de CV sponsored ADR (a)	2,830	42,224
Guaranty Trust Bank PLC GDR (Reg. S)	3,497	26,752
HDFC Bank Ltd. sponsored ADR	2,300	87,515
HSBC Holdings PLC:
(Hong Kong)	24,800	273,807
(United Kingdom)	67,486	747,453
ICICI Bank Ltd. sponsored ADR	960	40,243
Industrial & Commercial Bank of China Ltd. (H Shares)	283,000	203,248
Intesa Sanpaolo SpA	17,200	27,912
Itau Unibanco Holding SA sponsored ADR	2,170	38,322
Joyo Bank Ltd.	10,000	49,951
Jyske Bank A/S (Reg.) (a)	693	23,041
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Kasikornbank PCL (For. Reg.)	7,400	$ 54,216
KBC Groupe SA	3,732	138,422
Lloyds Banking Group PLC (a)	100,000	82,201
Mitsubishi UFJ Financial Group, Inc.	31,000	171,815
Nordea Bank AB	4,800	55,552
North Pacific Bank Ltd. (a)	10,700	35,440
PT Bank Mandiri (Persero) Tbk	44,000	45,760
PT Bank Rakyat Indonesia Tbk	108,500	106,103
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	4,045	55,781
Shinsei Bank Ltd.	17,000	37,415
Siam Commercial Bank PCL (For. Reg.)	8,200	49,054
Skandinaviska Enskilda Banken AB (A Shares)	13,770	143,398
Societe Generale Series A	600	23,038
Standard Chartered PLC (United Kingdom)	7,830	213,338
Sumitomo Mitsui Financial Group, Inc.	16,900	674,464
Sydbank A/S (a)	1,121	22,747
The Hachijuni Bank Ltd.	7,000	37,458
The Suruga Bank Ltd.	2,000	29,388
Turkiye Halk Bankasi A/S	5,197	51,425
UniCredit SpA (a)	30,978	157,405
Unione di Banche Italiane SCPA	3,760	17,220
United Overseas Bank Ltd.	5,000	77,035
Westpac Banking Corp.	14,038	441,215
Wing Hang Bank Ltd.	2,013	22,335
		6,800,151
Consumer Finance - 0.2%
AEON Credit Service Co. Ltd.	3,500	81,487
Provident Financial PLC	188	4,178
		85,665
Diversified Financial Services - 1.2%
Deutsche Boerse AG	1,702	105,514
FirstRand Ltd.	13,883	47,512
Hong Kong Exchanges and Clearing Ltd.	2,200	39,571
IG Group Holdings PLC	6,989	52,292
ING Groep NV (Certificaten Van Aandelen) (a)	27,272	218,335
Inversiones La Construccion SA	502	9,552
Mitsubishi UFJ Lease & Finance Co. Ltd.	280	12,944
ORIX Corp.	1,930	214,884
		700,604
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 4.4%
AEGON NV	10,100	$ 60,122
AIA Group Ltd.	48,800	211,419
Allianz AG	958	130,950
Amlin PLC	11,872	76,850
Aviva PLC	28,855	155,303
AXA SA	6,065	105,351
Catlin Group Ltd.	6,427	49,238
Dai-ichi Mutual Life Insurance Co.	9	12,623
Delta Lloyd NV	6,260	110,822
Euler Hermes SA	446	39,088
Hiscox Ltd.	21,716	171,969
Jardine Lloyd Thompson Group PLC	4,182	50,628
Lancashire Holdings Ltd.	2,540	35,046
Legal & General Group PLC	19,194	46,618
MS&AD Insurance Group Holdings, Inc.	2,300	47,593
Muenchener Rueckversicherungs AG	713	128,179
Prudential PLC	9,322	138,364
Resolution Ltd.	3,700	14,661
Sampo Oyj (A Shares)	900	33,264
Sony Financial Holdings, Inc.	14,300	225,863
St. James's Place Capital PLC	525	3,879
Swiss Re Ltd.	2,230	178,319
Tokio Marine Holdings, Inc.	1,000	28,245
Zurich Insurance Group AG	1,623	444,148
		2,498,542
Real Estate Investment Trusts - 0.5%
Big Yellow Group PLC	1,610	9,120
British Land Co. PLC	2,936	25,277
Derwent London PLC	585	19,551
Goodman Group unit	5,603	26,613
Mirvac Group unit	9,356	15,673
Nippon Prologis REIT, Inc.	1	7,833
Unibail-Rodamco	465	105,632
Westfield Group unit	6,000	68,641
		278,340
Real Estate Management & Development - 1.8%
AEON Mall Co. Ltd.	900	22,313
China Overseas Grand Oceans Group Ltd.	16,000	22,487
China Overseas Land and Investment Ltd.	28,000	85,022
Daito Trust Construction Co. Ltd.	700	62,682
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Deutsche Wohnen AG	8,890	$ 163,301
Global Logistic Properties Ltd.	10,000	20,510
GSW Immobilien AG	3,790	151,039
Hongkong Land Holdings Ltd.	2,000	15,460
Hysan Development Co. Ltd.	4,000	20,579
Mitsubishi Estate Co. Ltd.	5,000	124,609
Parque Arauco SA	12,254	34,197
PT Alam Sutera Realty Tbk	210,000	20,210
Sumitomo Realty & Development Co. Ltd.	2,000	67,645
Sun Hung Kai Properties Ltd.	5,000	77,363
Swire Properties Ltd.	9,200	34,401
TAG Immobilien AG	6,380	75,514
Tokyo Tatemono Co. Ltd.	3,000	16,733
		1,014,065
TOTAL FINANCIALS		12,457,482
HEALTH CARE - 9.6%
Biotechnology - 0.5%
Abcam PLC	2,426	15,660
Amarin Corp. PLC ADR (a)	1,000	8,090
CSL Ltd.	3,227	197,773
Grifols SA ADR	1,050	30,114
Thrombogenics NV (a)	435	22,938
		274,575
Health Care Equipment & Supplies - 0.4%
Getinge AB (B Shares)	1,412	42,508
GN Store Nordic A/S	1,614	28,880
Nihon Kohden Corp.	1,800	62,531
Olympus Corp. (a)	700	15,353
Sonova Holding AG Class B	505	60,451
Sysmex Corp.	300	15,730
		225,453
Health Care Providers & Services - 0.5%
Diagnosticos da America SA	6,100	42,066
Fresenius SE & Co. KGaA	811	99,676
Life Healthcare Group Holdings Ltd.	7,162	26,815
Miraca Holdings, Inc.	2,000	96,558
Ship Healthcare Holdings, Inc.	500	14,300
		279,415
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 0.0%
So-net M3, Inc.	14	$ 24,106
Life Sciences Tools & Services - 0.0%
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	554	9,052
Pharmaceuticals - 8.2%
Aspen Pharmacare Holdings Ltd.	726	13,142
Astellas Pharma, Inc.	2,800	151,343
Bayer AG	8,355	827,471
CFR Pharmaceuticals SA	56,837	14,840
Daiichi Sankyo Kabushiki Kaisha	1,000	17,898
GlaxoSmithKline PLC	30,111	663,549
Hikma Pharmaceuticals PLC	1,053	13,834
Novartis AG	10,996	744,629
Novo Nordisk A/S Series B	1,030	180,079
Roche Holding AG (participation certificate)	4,500	1,030,780
Rohto Pharmaceutical Co. Ltd.	1,000	12,957
Sanofi SA	5,546	523,752
Santen Pharmaceutical Co. Ltd.	5,600	250,728
Shionogi & Co. Ltd.	800	16,304
Takeda Pharmaceutical Co. Ltd.	1,300	67,251
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,496	55,950
UCB SA	500	28,885
		4,613,392
TOTAL HEALTH CARE		5,425,993
INDUSTRIALS - 12.3%
Aerospace & Defense - 1.1%
Cobham PLC	34,505	121,128
Meggitt PLC	6,185	42,655
MTU Aero Engines Holdings AG	471	43,794
Rolls-Royce Group PLC	20,642	321,918
Safran SA	1,300	59,538
Zodiac Aerospace	237	26,665
		615,698
Air Freight & Logistics - 0.9%
Deutsche Post AG	5,542	124,340
PostNL NV	34,153	80,839
Yamato Holdings Co. Ltd.	19,800	331,317
		536,496
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.4%
easyJet PLC	66	$ 998
Japan Airlines Co. Ltd.	300	14,241
Ryanair Holdings PLC sponsored ADR	2,600	100,516
Singapore Airlines Ltd.	12,000	105,523
		221,278
Building Products - 0.6%
ASSA ABLOY AB (B Shares)	1,300	51,559
Compagnie de St. Gobain	1,731	69,051
Daikin Industries Ltd.	900	33,353
Geberit AG (Reg.)	640	154,725
LIXIL Group Corp.	1,500	30,748
		339,436
Commercial Services & Supplies - 0.3%
Babcock International Group PLC	4,435	72,193
BIC SA	259	30,233
Brambles Ltd.	6,122	54,717
Park24 Co. Ltd.	600	10,966
RPS Group PLC	2,450	9,061
Serco Group PLC	1,056	9,139
Valid Solucoes SA	500	10,534
		196,843
Construction & Engineering - 1.0%
Balfour Beatty PLC	30,375	131,513
Chiyoda Corp.	3,000	37,447
JGC Corp.	13,000	358,766
VINCI SA	900	41,654
		569,380
Electrical Equipment - 1.5%
Alstom SA	742	32,743
Legrand SA	10,500	482,737
Mitsubishi Electric Corp.	4,000	32,582
Schneider Electric SA	3,597	276,692
Sumitomo Electric Industries Ltd.	2,400	27,964
		852,718
Industrial Conglomerates - 1.4%
Bidvest Group Ltd.	1,680	44,378
Hutchison Whampoa Ltd.	9,000	96,956
Keppel Corp. Ltd.	17,000	159,787
Koninklijke Philips Electronics NV	1,000	28,251
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - continued
Orkla ASA (A Shares)	2,600	$ 21,282
SembCorp Industries Ltd.	19,000	81,161
Siemens AG	3,568	370,327
		802,142
Machinery - 2.2%
Andritz AG	851	60,017
Atlas Copco AB (A Shares)	4,064	118,136
Burckhardt Compression Holding AG	23	8,331
GEA Group AG	900	32,048
Glory Ltd.	5,900	135,199
IMI PLC	3,067	56,904
Joy Global, Inc.	1,820	115,279
Kone Oyj (B Shares)	536	43,386
Kubota Corp.	2,000	24,145
Makita Corp.	1,600	72,500
Mitsubishi Heavy Industries Ltd.	9,000	49,908
NSK Ltd.	2,000	15,600
Rotork PLC	670	28,988
Sandvik AB	2,600	42,252
Schindler Holding AG (participation certificate)	1,572	243,523
SembCorp Marine Ltd.	32,000	116,021
Sinotruk Hong Kong Ltd.	22,000	15,148
SMC Corp.	200	34,696
Volvo AB (B Shares)	2,300	34,496
		1,246,577
Marine - 0.3%
A.P. Moller - Maersk A/S Series B	6	47,986
Kuehne & Nagel International AG	760	87,408
Orient Overseas International Ltd.	3,000	21,140
		156,534
Professional Services - 0.6%
Adecco SA (Reg.)	375	21,385
Bertrandt AG	103	11,417
Capita Group PLC	1,300	16,241
Experian PLC	4,409	73,174
Michael Page International PLC	13,608	88,625
Randstad Holding NV	800	34,012
SGS SA (Reg.)	33	83,864
		328,718
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 0.5%
Canadian National Railway Co.	1,129	$ 114,580
East Japan Railway Co.	1,800	132,830
West Japan Railway Co.	300	13,254
		260,664
Trading Companies & Distributors - 1.3%
Brenntag AG	1,052	149,980
Bunzl PLC	11,796	225,657
Itochu Corp.	4,000	46,175
Mills Estruturas e Servicos de Engenharia SA	800	12,998
Mitsubishi Corp.	5,800	115,074
Mitsui & Co. Ltd.	4,100	60,777
MonotaRO Co. Ltd.	300	13,141
Noble Group Ltd.	23,000	22,008
Wolseley PLC	1,307	61,605
		707,415
Transportation Infrastructure - 0.2%
CCR SA	4,300	43,122
China Merchant Holdings International Co. Ltd.	16,000	55,495
Transurban Group unit	4,300	27,056
		125,673
TOTAL INDUSTRIALS		6,959,572
INFORMATION TECHNOLOGY - 7.2%
Communications Equipment - 0.9%
Nokia Corp.	31,172	113,275
Telefonaktiebolaget LM Ericsson (B Shares)	33,319	405,046
		518,321
Computers & Peripherals - 0.3%
ASUSTeK Computer, Inc.	5,000	61,257
Gemalto NV	366	33,324
Lenovo Group Ltd.	62,000	69,230
Toshiba Corp.	3,000	13,820
Wincor Nixdorf AG	126	6,387
		184,018
Electronic Equipment & Components - 1.1%
China High Precision Automation Group Ltd.	15,000	2,124
Halma PLC	14,893	111,295
Hirose Electric Co. Ltd.	800	96,666
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Hitachi High-Technologies Corp.	600	$ 12,403
Hitachi Ltd.	17,000	95,372
HLS Systems International Ltd. (a)	943	11,759
Keyence Corp.	200	56,338
Kyocera Corp.	400	34,783
Murata Manufacturing Co. Ltd.	700	45,086
Oxford Instruments PLC	340	8,856
Spectris PLC	2,354	84,814
Venture Corp. Ltd.	7,000	48,272
		607,768
Internet Software & Services - 0.4%
DeNA Co. Ltd.	1,200	33,661
Kakaku.com, Inc.	400	15,536
Moneysupermarket.com Group PLC	7,232	22,239
Yahoo! Japan Corp.	389	164,724
		236,160
IT Services - 1.3%
Amadeus IT Holding SA Class A	11,107	284,215
Atos Origin SA	251	18,642
Cognizant Technology Solutions Corp. Class A (a)	810	62,184
Computershare Ltd.	7,324	76,158
Nomura Research Institute Ltd.	9,200	208,437
Obic Co. Ltd.	430	91,112
Sonda SA	4,090	14,613
		755,361
Office Electronics - 0.8%
Canon, Inc.	9,000	325,704
Neopost SA	1,808	104,555
		430,259
Semiconductors & Semiconductor Equipment - 1.6%
Ams AG	71	8,757
ARM Holdings PLC	1,290	18,676
ASM International NV (Netherlands)	1,101	43,769
ASML Holding NV (Netherlands)	1,144	81,197
Samsung Electronics Co. Ltd.	130	185,106
Shinko Electric Industries Co.Ltd.	1,500	12,153
STMicroelectronics NV	5,300	42,203
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	22,363	$ 408,125
Tokyo Electron Ltd.	2,200	102,061
		902,047
Software - 0.8%
Dassault Systemes SA	643	72,983
Linx SA	100	1,616
Nintendo Co. Ltd.	600	58,043
Sage Group PLC	2,600	13,411
SAP AG	3,318	259,104
SimCorp A/S	64	16,449
		421,606
TOTAL INFORMATION TECHNOLOGY		4,055,540
MATERIALS - 7.7%
Chemicals - 4.8%
Akzo Nobel NV	9,089	580,610
Arkema SA	1,432	145,488
Asahi Kasei Corp.	4,000	23,649
BASF AG	1,402	132,117
Chugoku Marine Paints Ltd.	4,000	21,750
Elementis PLC	5,198	19,407
Givaudan SA	306	365,646
HEXPOL AB (B Shares)	384	22,533
Incitec Pivot Ltd.	4,512	14,886
Israel Chemicals Ltd.	1,600	20,680
Johnson Matthey PLC	1,619	56,490
JSR Corp.	1,200	24,469
Lanxess AG	800	67,805
Linde AG	3,043	551,820
Mitsubishi Gas Chemical Co., Inc.	2,000	14,155
Nippon Paint Co. Ltd.	4,000	37,847
Nitto Denko Corp.	900	52,918
Shin-Etsu Chemical Co., Ltd.	3,100	190,635
Sumitomo Chemical Co. Ltd.	3,000	8,868
Symrise AG	3,839	145,574
Syngenta AG (Switzerland)	300	127,316
Toray Industries, Inc.	4,000	24,641
Umicore SA	1,298	64,886
		2,714,190
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Construction Materials - 0.1%
Boral Ltd.	2,007	$ 10,599
HeidelbergCement Finance AG	566	39,031
James Hardie Industries PLC CDI	1,395	13,964
		63,594
Containers & Packaging - 0.5%
Rexam PLC	21,842	170,482
Smurfit Kappa Group PLC	6,905	107,502
		277,984
Metals & Mining - 2.3%
African Minerals Ltd. (a)	2,600	11,192
Anglo American PLC (United Kingdom)	700	20,410
BHP Billiton Ltd.	1,552	58,104
BHP Billiton PLC	5,406	170,591
Fortescue Metals Group Ltd.	7,000	33,749
Glencore International PLC	34,608	203,446
Grupo Mexico SA de CV Series B	15,400	60,540
Iluka Resources Ltd.	14,105	151,567
JFE Holdings, Inc.	600	12,862
Medusa Mining Ltd.	2,800	12,241
Newcrest Mining Ltd.	3,710	85,872
Randgold Resources Ltd.	300	24,833
Rio Tinto Ltd.	478	32,737
Rio Tinto PLC	7,918	423,394
		1,301,538
TOTAL MATERIALS		4,357,306
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 2.0%
Bezeq Israeli Telecommunication Corp. Ltd.	38,600	49,475
BT Group PLC	35,770	145,181
China Unicom Ltd.	58,000	84,304
Deutsche Telekom AG	5,430	58,322
Hutchison Telecommunications Hong Kong Holdings Ltd.	62,000	30,458
Iliad SA	115	22,010
Koninklijke KPN NV	4,336	14,798
PT Telkomunikasi Indonesia Tbk Series B	34,000	37,849
Singapore Telecommunications Ltd.	26,000	72,222
Swisscom AG	110	50,042
TDC A/S	27,054	203,675
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica SA	1,790	$ 23,364
Telenor ASA	6,556	141,154
Telstra Corp. Ltd.	27,191	127,484
Vivendi SA	3,584	75,427
		1,135,765
Wireless Telecommunication Services - 3.4%
Advanced Info Service PCL (For. Reg.)	6,000	41,741
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,433	30,205
KDDI Corp.	11,200	840,997
NTT DoCoMo, Inc.	111	171,605
SmarTone Telecommunications Holdings Ltd.	15,500	28,300
Softbank Corp.	2,500	92,648
StarHub Ltd.	7,000	23,684
TIM Participacoes SA sponsored ADR	2,790	60,710
Vodafone Group PLC	240,769	603,896
		1,893,786
TOTAL TELECOMMUNICATION SERVICES		3,029,551
UTILITIES - 1.6%
Electric Utilities - 0.7%
Enel SpA	18,821	68,113
Energias de Portugal SA	4,229	12,688
Energias do Brasil SA	14,400	87,372
Iberdrola SA	14,707	72,771
Kansai Electric Power Co., Inc.	3,000	25,893
Scottish & Southern Energy PLC	2,900	63,616
SP AusNet unit	9,219	11,206
Spark Infrastructure Group unit	25,000	41,879
		383,538
Gas Utilities - 0.5%
China Resources Gas Group Ltd.	14,000	32,457
Gas Natural SDG SA	2,200	43,643
Snam Rete Gas SpA	28,895	137,013
Tokyo Gas Co. Ltd.	20,000	96,666
		309,779
Independent Power Producers & Energy Traders - 0.0%
Tractebel Energia SA	1,200	21,219
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.4%
Centrica PLC	16,000	$ 85,465
GDF Suez	3,858	72,933
Suez Environnement SA	3,820	50,944
		209,342
TOTAL UTILITIES		923,878
TOTAL COMMON STOCKS (Cost $48,393,025)		53,629,396
Nonconvertible Preferred Stocks - 1.0%

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
Volkswagen AG	500	109,177
Media - 0.1%
ProSiebenSat.1 Media AG	1,600	55,146
TOTAL CONSUMER DISCRETIONARY		164,323
CONSUMER STAPLES - 0.5%
Household Products - 0.5%
Henkel AG & Co. KGaA	3,051	268,908
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Telecom Italia SpA (Risparmio Shares)	194,801	125,972
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $530,715)		559,203
Equity Funds - 0.9%

Foreign Large Blend Funds - 0.9%
iShares MSCI EAFE Index ETF (Cost $500,244)	9,080	528,265
Money Market Funds - 2.9%
	Shares	Value
SSgA US Treasury Money Market Fund, 0% (b) (Cost $1,624,023)	1,624,023	$ 1,624,023
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $51,048,007)		56,340,887
NET OTHER ASSETS (LIABILITIES) - 0.2%		90,779
NET ASSETS - 100%		$ 56,431,666
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $56,685 or 0.1% of net assets.

Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,839,692	$ 4,732,432	$ 1,107,260	$ -
Consumer Staples	7,014,303	4,761,234	2,253,069	-
Energy	3,999,310	1,784,096	2,215,214	-
Financials	12,457,482	8,552,758	3,904,724	-
Health Care	5,425,993	3,313,984	2,112,009	-
Industrials	6,959,572	6,560,994	398,578	-
Information Technology	4,055,540	2,688,911	1,364,505	2,124
Materials	4,357,306	3,553,068	804,238	-
Telecommunication Services	3,155,523	1,963,352	1,192,171	-
Utilities	923,878	923,878	-	-
Equity Funds	528,265	528,265	-	-
Money Market Funds	1,624,023	1,624,023	-	-
Total Investments in Securities:	$ 56,340,887	$ 40,986,995	$ 15,351,768	$ 2,124
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United Kingdom	20.3%
Japan	20.2%
Switzerland	9.7%
France	8.9%
Germany	8.2%
Netherlands	4.4%
United States of America	4.3%
Australia	3.3%
Sweden	2.1%
Hong Kong	1.9%
Bermuda	1.5%
Spain	1.4%
Singapore	1.3%
Italy	1.1%
Norway	1.1%
Bailiwick of Jersey	1.1%
Denmark	1.0%
Others (Individually Less Than 1%)	8.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $51,048,007)		$ 56,340,887
Foreign currency held at value (cost $9,902)		9,771
Receivable for investments sold		294,185
Receivable for fund shares sold		12,021
Dividends receivable		125,829
Prepaid expenses		4,090
Receivable from investment adviser for expense reductions		15,742
Other receivables		783
Total assets		56,803,308

Liabilities
Payable for investments purchased	$ 260,623
Accrued management fee	32,502
Registration fees payable	6,721
Audit fees payable	32,021
Custody fees payable	33,102
Other affiliated payables	6,673
Total liabilities		371,642

Net Assets		$ 56,431,666
Net Assets consist of:
Paid in capital		$ 51,161,728
Undistributed net investment income		19,195
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(40,830)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,291,573
Net Assets		$ 56,431,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2013

International Multi-Manager: Net Asset Value, offering price and redemption price per share ($56,164,378 ÷ 5,085,588 shares)	$ 11.04

Class F: Net Asset Value, offering price and redemption price per share ($267,288 ÷ 24,194 shares)	$ 11.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period May 2, 2012 (commencement of operations) to February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 1,111,285
Interest		6
Income before foreign taxes withheld		1,111,291
Less foreign taxes withheld		(83,231)
Total income		1,028,060

Expenses
Management fee	$ 297,037
Transfer agent fees	40,224
Accounting fees and expenses	21,977
Custodian fees and expenses	116,628
Independent trustees' compensation	445
Registration fees	27,878
Audit	41,051
Legal	221
Miscellaneous	231
Total expenses before reductions	545,692
Expense reductions	(52,664)	493,028
Net investment income (loss)		535,032
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,608
Foreign currency transactions	7,684
Total net realized gain (loss)		34,292
Change in net unrealized appreciation (depreciation) on: Investment securities	5,292,880
Assets and liabilities in foreign currencies	(1,307)
Total change in net unrealized appreciation (depreciation)		5,291,573
Net gain (loss)		5,325,865
Net increase (decrease) in net assets resulting from operations		$ 5,860,897

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period May 2, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 535,032
Net realized gain (loss)	34,292
Change in net unrealized appreciation (depreciation)	5,291,573
Net increase (decrease) in net assets resulting from operations	5,860,897
Distributions to shareholders from net investment income	(515,837)
Distributions to shareholders from net realized gain	(75,122)
Total distributions	(590,959)
Share transactions - net increase (decrease)	51,161,723
Redemption fees	5
Total increase (decrease) in net assets	56,431,666

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $19,195)	$ 56,431,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Multi-Manager

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11
Net realized and unrealized gain (loss)	1.05
Total from investment operations	1.16
Distributions from net investment income	(.10)
Distributions from net realized gain	(.02)
Total distributions	(.12)
Redemption fees added to paid in capital D	- G
Net asset value, end of period	$ 11.04
Total Return B, C	11.64%
Ratios to Average Net Assets F
Expenses before reductions	1.29% A
Expenses net of fee waivers, if any	1.18% A
Expenses net of all reductions	1.16% A
Net investment income (loss)	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,164
Portfolio turnover rate H	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 2, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount represents less than $.01 per share.

H Amounts do not include the portfolio turnover activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.69
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	.35
Total from investment operations	.36
Redemption fees added to paid in capital D	- G
Net asset value, end of period	$ 11.05
Total Return B, C	3.37%
Ratios to Average Net Assets F
Expenses before reductions	1.25% A
Expenses net of fee waivers, if any	1.09% A
Expenses net of all reductions	1.07% A
Net investment income (loss)	.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 267
Portfolio turnover rate H	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount represents less than $.01 per share.

H Amounts do not include the portfolio turnover activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class F and the existing class was designated International Multi-Manager during December, 2012. The Fund offers International Multi-Manager and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,448,424
Gross unrealized depreciation	(1,289,145)
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,159,279

Tax Cost	$ 51,181,608

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 111,965
Net unrealized appreciation (depreciation)	$ 5,157,972

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 28, 2013
Ordinary Income	$ 590,959

Short-Term Trading (Redemption) Fees. Shares purchased by investors on and held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $66,956,507 and $17,599,960, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the period, the total annualized management fee rate was .70% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services (MFS), Pyramis Global Advisors, LLC (an affiliate of Strategic Advisers) and William Blair & Company, L.L.C. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of International Multi-Manager. International Multi-Manager does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets*
International Multi-Manager	$ 40,224.10

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Expense Reductions.

Strategic Advisers has contractually agreed to reimburse International Multi-Manager until April 30, 2014 to the extent that annual operating expenses exceed 1.18% of average net assets. During the period, this reimbursement reduced International Multi-Manager's expenses by $46,320. In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed 1.09%. During the period, this reimbursement reduced Class F's expenses by $85. Some expenses, for example interest expense, are excluded from these reimbursements.

Commission paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $6,256 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3.

Annual Report

Notes to Financial Statements - continued

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended February 28,	2013 A
From net investment income
International Multi-Manager	$ 515,837
From net realized gain
International Multi-Manager	$ 75,122

A Distributions for International Multi-Manager are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares A, B	Dollars A, B
Period ended February 28, 2013
International Multi-Manager
Shares sold	5,030,453	$ 50,323,470
Reinvestment of distributions	56,336	590,959
Shares redeemed	(1,201)	(12,674)
Net increase (decrease)	5,085,588	$ 50,901,755
Class F
Shares sold	24,194	259,968
Net increase (decrease)	24,194	$ 259,968

A Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

B Share transactions for International Multi-Manager are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 99% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 2, 2012 (commencement of operations) to February 28, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 22, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers International Multi-Manager Fund	04/08/13	04/05/13	$0.002	$0.020

Strategic Advisers International Multi-Manager Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International Multi-Manager Fund	12/10/12	$0.0450	$0.0134

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement (the Current Sub-Advisory Agreement) with Causeway Capital Management LLC (Causeway) for the fund (the Amended Sub-Advisory Agreement), which has the potential to lower the amount of fees paid by Strategic Advisers, Inc. (Strategic Advisers) to Causeway on behalf of the fund. The terms of the Amended Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered that it reviewed information regarding the staffing within Causeway, including the backgrounds and compensation of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy in connection with the annual renewal of the Current Sub-Advisory Agreement at its September 2012 Board meeting.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the services provided to the fund. The Board also considered Causeway's representation that the Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Annual Report

Investment Performance. The Board also considered that it reviewed historical investment performance of Causeway in managing fund assets in connection with the Board's renewal of the Current Sub-Advisory Agreement. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreement would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that the new fee schedule has the potential to lower the amount of fees paid by Strategic Advisers to Causeway on behalf of the fund should assets of the fund, together with the total assets of all registered investment companies managed by Strategic Advisers and sub-advised by Causeway, reach certain asset levels. The Board also considered that the Amended Sub-Advisory Agreement would not result in any changes to Strategic Advisers' portion of the fund's management fee, the fund's maximum aggregate annual management fee rate, total fund expenses, or Strategic Advisers' contractual expense reimbursement arrangement for the fund. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviewed information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2012 Board meeting.

Possible Economies of Scale. The Board considered that the Amended Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees pursuant to the new fee schedule will accrue directly to shareholders. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2012 Board meeting.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Causeway Capital Management LLC

Massachusetts Financial Services
Company

Pyramis Global Advisors, LLC

William Blair & Company, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

STG-UANN-0413
1.938042.100

Strategic Advisers®
Core Income Multi-Manager Fund

Class F

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Class F's cumulative total return and show you what would have happened if Class F shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund - Class F on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period. The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers Core Income Multi-Manager Fund, the original class of the fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013) for Core Income Multi-Manager and for the entire period (December 18, 2012 to February 28, 2013) for Class F. The hypothetical expense example is based on an investment of $1,000 invested for the one-half year period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value February 28, 2013	Expenses Paid During Period
Core Income Multi-Manager	.23%
Actual		$ 1,000.00	$ 1,013.30	$ 1.15 B
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 C
Class F	.23%
Actual		$ 1,000.00	$ 1,004.30	$ .46 B
HypotheticalA		$ 1,000.00	$ 1,023.65	$ 1.15 C

A 5% return per year before expenses

B Actual expense is equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Core Income Multi-Manager and multiplied by 73/365 (to reflect the period December 18, 2012 to February 28, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Institutional Class	22.4	22.2
Western Asset Core Plus Bond Fund Class I	12.3	12.1
JPMorgan Core Bond Fund Select Class	11.2	13.4
U.S. Treasury Obligations	7.9	7.5
Metropolitan West Total Return Bond Fund Class I	7.9	7.6
Fannie Mae	6.8	10.1
Western Asset Core Bond Fund Class I	6.0	6.0
Spartan U.S. Bond Index Fund Investor Class	5.5	5.2
DoubleLine Total Return Bond Fund Class I	5.1	5.1
Prudential Short-Term Corporate Bond Z Fund	2.0	0.0
	87.1
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Corporate Bonds 5.5%	Corporate Bonds 4.7%
U.S. Government and U.S. Government Agency Obligations 16.1%	U.S. Government and U.S. Government Agency Obligations 17.6%
CMOs and Other Mortgage Related Securities 1.8%	CMOs and Other Mortgage Related Securities 2.0%
Municipal Securities 0.6%	Municipal Securities 0.4%
High Yield Fixed-Income Funds 0.0%	High Yield Fixed-Income Funds 1.5%
Intermediate-Term Bond Funds 72.3%	Intermediate-Term Bond Funds 73.6%
Long Government Bond Funds 0.5%	Long Government Bond Funds 0.0%
Long Term Bond Fund 1.1%	Long Term Bond Fund 0.0%
Short-Term Funds 2.0%	Short-Term Funds 0.0%
Short-Term Investments and Net Other Assets (Liabilities) 0.1%	Short-Term Investments and Net Other Assets (Liabilities) 0.2%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Nonconvertible Bonds - 5.5%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.6%
Media - 0.6%
Comcast Corp. 4.65% 7/15/42	$ 7,000	$ 7,279
COX Communications, Inc. 3.25% 12/15/22 (d)	4,000	4,022
NBCUniversal Media LLC 5.15% 4/30/20	100,000	118,739
Time Warner Cable, Inc.:
4% 9/1/21	100,000	106,181
4.5% 9/15/42	8,000	7,287
		243,508
CONSUMER STAPLES - 0.4%
Beverages - 0.0%
Heineken NV:
1.4% 10/1/17 (d)	5,000	4,985
2.75% 4/1/23 (d)	5,000	4,873
		9,858
Food & Staples Retailing - 0.0%
Walgreen Co. 1.8% 9/15/17	4,000	4,058
Food Products - 0.2%
ConAgra Foods, Inc.:
1.9% 1/25/18	4,000	4,047
3.2% 1/25/23	4,000	3,992
4.65% 1/25/43	5,000	5,019
Kraft Foods, Inc. 5.375% 2/10/20	50,000	59,642
		72,700
Tobacco - 0.2%
Altria Group, Inc.:
2.85% 8/9/22	7,000	6,867
4.25% 8/9/42	7,000	6,687
Reynolds American, Inc.:
3.25% 11/1/22	35,000	34,815
4.75% 11/1/42	8,000	7,830
		56,199
TOTAL CONSUMER STAPLES		142,815
ENERGY - 0.8%
Energy Equipment & Services - 0.3%
DCP Midstream LLC 4.75% 9/30/21 (d)	100,000	105,885
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Energy Equipment & Services - continued
FMC Technologies, Inc.:
2% 10/1/17	$ 2,000	$ 2,018
3.45% 10/1/22	2,000	2,030
		109,933
Oil, Gas & Consumable Fuels - 0.5%
DCP Midstream Operating LP 2.5% 12/1/17	5,000	5,056
Petrobras International Finance Co. Ltd. 3.875% 1/27/16	100,000	104,539
Petroleos Mexicanos:
3.5% 1/30/23 (d)	10,000	9,800
5.5% 6/27/44	110,000	112,475
		231,870
TOTAL ENERGY		341,803
FINANCIALS - 2.5%
Capital Markets - 0.1%
Goldman Sachs Group, Inc. 5.75% 1/24/22	8,000	9,388
Morgan Stanley:
3.75% 2/25/23	16,000	16,167
4.875% 11/1/22	18,000	19,008
		44,563
Commercial Banks - 0.3%
Credit Suisse 6% 2/15/18	2,000	2,308
Marshall & Ilsley Bank 5% 1/17/17	1,000	1,099
Regions Financial Corp. 5.75% 6/15/15	100,000	108,625
Royal Bank of Scotland Group PLC 6.125% 12/15/22	19,000	19,939
		131,971
Consumer Finance - 0.0%
General Electric Capital Corp.:
1% 12/11/15	8,000	8,055
2.1% 12/11/19	3,000	3,057
Hyundai Capital America:
1.625% 10/2/15 (d)	3,000	3,022
2.125% 10/2/17 (d)	4,000	4,034
		18,168
Diversified Financial Services - 0.5%
Bank of America Corp. 3.3% 1/11/23	14,000	13,960
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc.:
4.05% 7/30/22	$ 4,000	$ 4,154
6.125% 5/15/18	31,000	37,094
JPMorgan Chase & Co.:
3.25% 9/23/22	22,000	22,209
4.5% 1/24/22	100,000	111,341
		188,758
Insurance - 0.3%
MetLife, Inc.:
1.756% 12/15/17 (b)	5,000	5,059
3.048% 12/15/22	10,000	10,011
Pacific LifeCorp 5.125% 1/30/43 (d)	9,000	8,809
Prudential Financial, Inc. 4.5% 11/16/21	100,000	111,129
Unum Group 5.75% 8/15/42	9,000	9,733
		144,741
Real Estate Investment Trusts - 0.7%
Boston Properties, Inc. 3.85% 2/1/23	25,000	26,482
Camden Property Trust 2.95% 12/15/22	4,000	3,889
Developers Diversified Realty Corp.:
4.75% 4/15/18	100,000	110,584
9.625% 3/15/16	3,000	3,666
Duke Realty LP:
3.875% 10/15/22	7,000	7,189
5.95% 2/15/17	100,000	114,219
Equity One, Inc. 3.75% 11/15/22	20,000	19,641
Health Care REIT, Inc. 2.25% 3/15/18	3,000	3,027
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,966
		290,663
Real Estate Management & Development - 0.6%
BioMed Realty LP 4.25% 7/15/22	4,000	4,190
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	10,068
4.95% 4/15/18	5,000	5,559
ERP Operating LP 4.625% 12/15/21	75,000	84,206
Liberty Property LP:
3.375% 6/15/23	5,000	4,945
5.5% 12/15/16	100,000	113,350
Mack-Cali Realty LP 2.5% 12/15/17	9,000	9,120
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Simon Property Group LP 2.75% 2/1/23	$ 7,000	$ 6,878
Ventas Realty LP 2% 2/15/18	6,000	6,017
		244,333
TOTAL FINANCIALS		1,063,197
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.5%
Aetna, Inc.:
1.5% 11/15/17	2,000	2,007
2.75% 11/15/22	5,000	4,881
4.125% 11/15/42	3,000	2,885
Express Scripts Holding Co. 3.5% 11/15/16	100,000	107,736
UnitedHealth Group, Inc.:
1.625% 3/15/19	3,000	3,004
2.75% 2/15/23	2,000	1,977
2.875% 3/15/23	13,000	12,956
3.95% 10/15/42	2,000	1,888
4.25% 3/15/43	20,000	19,745
WellPoint, Inc.:
3.3% 1/15/23	45,000	45,546
4.65% 1/15/43	11,000	11,128
		213,753
Pharmaceuticals - 0.1%
AbbVie, Inc.:
1.75% 11/6/17 (d)	10,000	10,126
2.9% 11/6/22 (d)	11,000	10,996
4.4% 11/6/42 (d)	9,000	9,156
Watson Pharmaceuticals, Inc.:
1.875% 10/1/17	3,000	3,026
3.25% 10/1/22	5,000	5,043
Zoetis, Inc.:
1.875% 2/1/18 (d)	2,000	2,007
3.25% 2/1/23 (d)	4,000	4,025
4.7% 2/1/43 (d)	4,000	4,099
		48,478
TOTAL HEALTH CARE		262,231
Nonconvertible Bonds - continued
	Principal Amount	Value
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
General Electric Co. 4.125% 10/9/42	$ 8,000	$ 7,998
MATERIALS - 0.0%
Chemicals - 0.0%
The Dow Chemical Co. 4.375% 11/15/42	4,000	3,832
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.:
5.35% 9/1/40	6,000	6,573
5.55% 8/15/41	100,000	112,815
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,106
6% 4/1/17	2,000	2,169
6.15% 9/15/19	2,000	2,156
Embarq Corp. 7.082% 6/1/16	5,000	5,744
		131,563
UTILITIES - 0.3%
Electric Utilities - 0.0%
American Electric Power Co., Inc. 2.95% 12/15/22	4,000	3,985
FirstEnergy Corp.:
2.75% 3/15/18	4,000	4,000
4.25% 3/15/23	13,000	12,990
		20,975
Multi-Utilities - 0.3%
NiSource Finance Corp. 4.45% 12/1/21	100,000	109,585
Sempra Energy 2.875% 10/1/22	4,000	3,990
		113,575
TOTAL UTILITIES		134,550
TOTAL NONCONVERTIBLE BONDS (Cost $2,282,715)		2,331,497
U.S. Government and Government Agency Obligations - 7.9%

U.S. Treasury Inflation Protected Obligations - 0.1%
U.S. Treasury Inflation-Indexed Notes 0.625% 4/15/13	23,900	24,077
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value
U.S. Treasury Obligations - 7.8%
U.S. Treasury Bonds:
2.75% 11/15/42	$ 212,000	$ 197,425
3.125% 2/15/43	331,000	333,172
U.S. Treasury Notes:
0.25% 5/31/14	600,000	600,328
0.375% 1/15/16	1,764,000	1,766,067
0.75% 10/31/17	2,000	2,005
0.875% 1/31/18	405,000	407,468
1.625% 8/15/22	8,000	7,872
TOTAL U.S. TREASURY OBLIGATIONS		3,314,337
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $3,325,389)		3,338,414
U.S. Government Agency - Mortgage Securities - 8.7%

Fannie Mae - 7.5%
3% 2/1/43	201,432	208,934
3% 3/1/43 (e)	200,000	207,082
3.5% 2/1/41 to 11/1/42	482,969	513,390
3.5% 3/1/43 (e)	100,000	105,750
4% 12/1/40 to 7/1/42	568,105	609,076
4% 3/1/43 (e)	100,000	106,609
4% 3/1/43 (e)	100,000	106,609
4.5% 3/1/41 to 10/1/41	87,408	94,999
4.5% 3/1/43 (e)	500,000	538,301
5% 6/1/35	91,519	99,267
5% 3/1/43 (e)	100,000	108,290
5.5% 4/1/35 to 1/1/36	336,762	368,661
6% 9/1/39 to 4/1/40	73,336	80,370
TOTAL FANNIE MAE		3,147,338
Freddie Mac - 0.5%
3% 2/1/43	100,035	103,382
3.5% 3/1/43 (e)	100,000	105,297
TOTAL FREDDIE MAC		208,679
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Ginnie Mae - 0.7%
3.5% 3/1/43 (e)	$ 100,000	$ 107,109
5% 2/15/39	191,197	208,614
TOTAL GINNIE MAE		315,723
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $3,674,608)		3,671,740
Collateralized Mortgage Obligations - 1.1%

U.S. Government Agency - 1.1%
Fannie Mae:
floater:
Series 2007-53 Class FB, 0.6017% 6/25/37 (f)	28,826	28,852
Series 2007-85 Class FL, 0.7417% 9/25/37 (f)	9,702	9,786
Series 2007-89 Class FT, 0.7717% 9/25/37 (f)	8,050	8,110
Series 2012-122:
Class FM, 0.6017% 11/25/42 (f)	97,850	98,374
Class LF, 0.6017% 11/25/42 (f)	98,316	98,842
floater planned amortization class:
Series 2012-128 Class VF, 0.4517% 6/25/42 (f)	39,415	39,506
Series 2012-111 Class NF, 0.5517% 5/25/42 (f)	9,772	9,789
Series 2012-113 Class PF, 0.5517% 10/25/40 (f)	19,656	19,706
Series 2012-128 Class YF, 0.5017% 6/25/42 (f)	39,415	39,588
Freddie Mac:
floater:
Series 3349 Class FE, 0.6912% 7/15/37 (f)	9,560	9,609
Series 3376 Class FA, 0.8012% 10/15/37 (f)	9,854	9,974
Series 4087 Class FB, 0.6712% 7/15/42 (f)	80,933	81,094
floater planned amortization class Series 4094 Class BF, 0.6012% 8/15/32 (f)	9,683	9,722
Ginnie Mae guaranteed REMIC pass-thru certificates floater sequential payer Series 2010-113 Class JF, 0.6047% 3/20/38 (f)	8,124	8,146
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $471,444)		471,098
Commercial Mortgage Securities - 1.8%
	Principal Amount	Value
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	$ 88,500	$ 100,416
Greenwich Capital Commercial Funding Corp. sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	120,000	136,723
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2007-LD11 Class A4, 5.8124% 6/15/49 (f)	200,000	229,793
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	160,000	180,562
Series 2007-C32 Class A3, 5.7388% 6/15/49 (f)	90,000	103,370
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $720,467)		750,864
Municipal Securities - 0.6%

California Gen. Oblig.:
7.55% 4/1/39	5,000	7,271
7.6% 11/1/40	115,000	169,748
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	50,000	49,290
Series 2010-1, 6.63% 2/1/35	5,000	5,674
Series 2010-3, 6.725% 4/1/35	5,000	5,730
Series 2011, 5.877% 3/1/19	5,000	5,743
TOTAL MUNICIPAL SECURITIES (Cost $225,856)		243,456
Foreign Government and Government Agency Obligations - 0.0%

United Mexican States 4.75% 3/8/44 (Cost $10,960)	10,000	10,490
Fixed-Income Funds - 73.9%
	Shares
Intermediate-Term Bond Funds - 72.3%
DoubleLine Total Return Bond Fund Class I	190,443	2,161,528
Fidelity GNMA Fund (c)	70,804	829,110
JPMorgan Core Bond Fund Select Class	393,548	4,726,507
Metropolitan West Total Return Bond Fund Class I	305,209	3,329,832
PIMCO Total Return Fund Institutional Class	842,784	9,464,459
Spartan U.S. Bond Index Fund Investor Class (c)	195,564	2,313,521
Fixed-Income Funds - continued
	Shares	Value
Intermediate-Term Bond Funds - continued
Western Asset Core Bond Fund Class I	206,176	$ 2,535,970
Western Asset Core Plus Bond Fund Class I	445,279	5,187,498
TOTAL INTERMEDIATE-TERM BOND FUNDS		30,548,425
Long Government Bond Funds - 0.5%
Spartan Long-Term Treasury Bond Index Fund Investor Class (c)	16,171	205,211
Long-Term Bond Funds - 1.1%
PIMCO Long-Term Credit Fund Institutional Class	34,242	446,853
TOTAL FIXED-INCOME FUNDS (Cost $31,067,219)		31,200,489
Short-Term Funds - 2.0%

Short-Term Funds - 2.0%
Prudential Short-Term Corporate Bond Z Fund (Cost $840,886)	72,616	840,162
Money Market Funds - 2.3%

SSgA US Treasury Money Market Fund, 0% (a) (Cost $992,623)	992,623	992,623
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $43,612,167)		43,850,833
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(1,604,300)
NET ASSETS - 100%		$ 42,246,533
TBA Sale Commitments
	Principal Amount
Fannie Mae
3% 3/1/43	$ (200,000)	(207,082)
3.5% 3/1/43	(100,000)	(105,750)
TBA Sale Commitments - continued
	Principal Amount	Value
Fannie Mae - continued
4% 3/1/43	$ (200,000)	$ (213,219)
4% 3/1/43	(100,000)	(106,609)
TOTAL TBA SALE COMMITMENTS (Proceeds $631,133)		$ (632,660)
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $185,839 or 0.4% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Focused High Income Fund	$ -	$ 206,368	$ 212,759	$ 4,925	$ -
Fidelity GNMA Fund	-	844,413	754	11,843	829,110
Fidelity New Markets Income Fund	-	413,963	448,269	9,272	-
Spartan Long-Term Treasury Bond Index Fund Investor Class	-	214,051	-	1,315	205,211
Spartan U.S. Bond Index Fund Investor Class	-	2,367,024	38,677	32,224	2,313,521
Total	$ -	$ 4,045,819	$ 700,459	$ 59,579	$ 3,347,842
Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 2,331,497	$ -	$ 2,331,497	$ -
U.S. Government and Government Agency Obligations	3,338,414	-	3,338,414	-
U.S. Government Agency - Mortgage Securities	3,671,740	-	3,671,740	-
Collateralized Mortgage Obligations	471,098	-	471,098	-
Commercial Mortgage Securities	750,864	-	750,864	-
Municipal Securities	243,456	-	243,456	-
Foreign Government and Government Agency Obligations	10,490	-	10,490	-
Fixed-Income Funds	31,200,489	31,200,489	-	-
Short-Term Funds	840,162	840,162	-	-
Money Market Funds	992,623	992,623	-	-
Total Investments in Securities:	$ 43,850,833	$ 33,033,274	$ 10,817,559	$ -
Other Financial Instruments:
TBA Sale Commitments	$ (632,660)	$ -	$ (632,660)	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $40,226,224)	$ 40,502,991
Affiliated issuers (cost $3,385,943)	3,347,842
Total Investments (cost $43,612,167)		$ 43,850,833
Receivable for TBA sale commitments		631,133
Receivable for fund shares sold		22,387
Dividends receivable		9,910
Interest receivable		42,187
Prepaid expenses		6,751
Receivable from investment adviser for expense reductions		4,079
Total assets		44,567,280

Liabilities
Payable for investments purchased Regular delivery	$ 249,795
Delayed delivery	1,382,305
TBA sale commitments, at value	632,660
Payable for fund shares redeemed	8,452
Accrued management fee	1,166
Other affiliated payables	1,928
Other payables and accrued expenses	44,441
Total liabilities		2,320,747

Net Assets		$ 42,246,533
Net Assets consist of:
Paid in capital		$ 41,887,177
Undistributed net investment income		7,778
Accumulated undistributed net realized gain (loss) on investments		114,439
Net unrealized appreciation (depreciation) on investments		237,139
Net Assets		$ 42,246,533

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2013

Core Income Multi-Manager: Net Asset Value, offering price and redemption price per share ($41,974,652 ÷ 4,158,710 shares)	$ 10.09

Class F: Net Asset Value, offering price and redemption price per share ($271,881 ÷ 26,926 shares)	$ 10.10

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period June 19, 2012 (commencement of operations) to February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 710,381
Affiliated issuers		59,579
Interest		116,433
Total income		886,393

Expenses
Management fee	$ 96,606
Transfer agent fees	4,618
Accounting fees and expenses	12,025
Custodian fees and expenses	9,203
Independent trustees' compensation	352
Registration fees	23,489
Audit	42,727
Legal	129
Total expenses before reductions	189,149
Expense reductions	(121,684)	67,465
Net investment income (loss)		818,928
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,867
Affiliated issuers	40,583
Realized gain distributions from underlying funds:
Unaffiliated issuers	286,583
Affiliated issuers	27,987
Total net realized gain (loss)		374,020
Change in net unrealized appreciation (depreciation) on: Investment securities	238,666
Delayed delivery commitments	(1,527)
Total change in net unrealized appreciation (depreciation)		237,139
Net gain (loss)		611,159
Net increase (decrease) in net assets resulting from operations		$ 1,430,087

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period June 19, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 818,928
Net realized gain (loss)	374,020
Change in net unrealized appreciation (depreciation)	237,139
Net increase (decrease) in net assets resulting from operations	1,430,087
Distributions to shareholders from net investment income	(803,094)
Distributions to shareholders from net realized gain	(267,687)
Total distributions	(1,070,781)
Share transactions - net increase (decrease)	41,887,227
Total increase (decrease) in net assets	42,246,533

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $7,778)	$ 42,246,533

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Income Multi-Manager

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.201
Net realized and unrealized gain (loss)	.151
Total from investment operations	.352
Distributions from net investment income	(.197)
Distributions from net realized gain	(.065)
Total distributions	(.262)
Net asset value, end of period	$ 10.09
Total Return B, C	3.54%
Ratios to Average Net Assets F
Expenses before reductions	.66% A
Expenses net of fee waivers, if any	.23% A
Expenses net of all reductions	.23% A
Net investment income (loss)	2.84% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,975
Portfolio turnover rate G	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended February 28,	2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.19
Income from Investment Operations
Net investment income (loss) D	.072
Net realized and unrealized gain (loss)	(.029) E
Total from investment operations	.043
Distributions from net investment income	(.068)
Distributions from net realized gain	(.065)
Total distributions	(.133)
Net asset value, end of period	$ 10.10
Total Return B, C	.43%
Ratios to Average Net Assets G
Expenses before reductions	.66% A
Expenses net of fee waivers, if any	.23% A
Expenses net of all reductions	.23% A
Net investment income (loss)	3.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 272
Portfolio turnover rate H	190% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class F and the existing class was designated Core Income Multi-Manager during December, 2012. The Fund offers Core Income Multi-Manager and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. For collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest income even though principal is not received until maturity.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 362,572
Gross unrealized depreciation	(128,703)
Net unrealized appreciation (depreciation) on securities and other investments	$ 233,869

Tax Cost	$ 43,616,964

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 7,761
Undistributed long-term capital gain	$ 117,826
Net unrealized appreciation (depreciation)	$ 233,869

The tax character of distributions paid was as follows:

February 28, 2013
Ordinary Income	$ 1,058,426
Long-term Capital Gains	12,355
Total	$ 1,070,781

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $40,233,020 and $5,132,115, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the period, the total annualized management fee rate was .33% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

In March, 2013, the Board of Trustees approved the appointment of Prudential Investment Management, Inc. as an additional sub-adviser for the Fund.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Core Income Multi-Manager. Core Income Multi-Manager does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets*
Core Income Multi-Manager	$ 4,618.02

* Annualized

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2014. During the period, this waiver reduced the Fund's management fee by $86,636.

Strategic Advisers has also contractually agreed to reimburse Core Income Multi-Manager until April 30, 2014 to the extent that annual operating expenses exceed .20% of average net assets. During the period, this reimbursement reduced Core Income Multi-Manager's expenses by $34,853. In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed .20%. During the period, this reimbursement reduced Class F's expenses by $68. Some expenses, for example sub-advisory fees and interest expense, are excluded from these reimbursements.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $127.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended February 28,	2013 A, B
From net investment income
Core Income Multi-Manager	$ 801,301
Class F	1,793
Total	$ 803,094
From net realized gain
Core Income Multi-Manager	$ 265,984
Class F	1,703
Total	$ 267,687

A Distributions for Core Income Multi-Manager are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

Annual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

Period ended February 28, 2013	Shares A, B	Dollars A, B
Core Income Multi-Manager
Shares sold	4,056,536	$ 40,576,253
Reinvestment of distributions	105,216	1,067,285
Shares redeemed	(3,042)	(30,782)
Net increase (decrease)	4,158,710	$ 41,612,756
Class F
Shares sold	26,581	$ 270,976
Reinvestment of distributions	345	3,495
Shares redeemed	-	-
Net increase (decrease)	26,926	$ 274,471

A Share transactions for Core Income Multi-Manager are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 98% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 19, 2012 (commencement of operations) to February 28, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Multi-Manager Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class F	04/08/13	04/05/13	$0.030

A total of 9.50% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $130,181, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors LLC
Prudential Investment Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ACF-F-ANN-0413
1.951464.100

Strategic Advisers®
Emerging Markets Fund of Funds

Class F

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Class F's cumulative total return and show you what would have happened if Class F shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds - Class F on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period. The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers Emerging Markets Fund of Funds, the original class of the fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013) for Emerging Markets and for the entire period (December 18, 2012 to February 28, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value February 28, 2013	Expenses Paid During Period
Emerging Markets	.10%
Actual		$ 1,000.00	$ 1,126.80	$ .53 B
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 C
Class F	.10%
Actual		$ 1,000.00	$ 1,023.10	$ .20 B
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Emerging Markets and multiplied by 73/365 (to reflect the period December 18, 2012 to February 28, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Acadian Emerging Markets Portfolio Institutional Class	14.7	14.0
Aberdeen Emerging Markets Fund Institutional Class	14.4	14.3
Lazard Emerging Markets Equity Portfolio Institutional Class	14.3	14.3
GMO Emerging Markets Fund - Class V	13.0	14.5
T. Rowe Price Emerging Markets Stock Fund	10.5	10.6
Fidelity Emerging Markets Fund	10.2	10.2
Thornburg Developing World Fund - Class I	5.7	4.1
SSgA Emerging Markets Fund Select Class	5.2	6.9
Oppenheimer Developing Markets Fund Class Y	5.1	5.1
Eaton Vance Parametric Structured Emerging Markets Fund Class I	5.0	5.0
	98.1
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Emerging Markets Funds 99.9%	Emerging Markets Funds 99.7%
Short-Term Investments and Net Other Assets (Liabilities) 0.1%	Short-Term Investments and Net Other Assets (Liabilities) 0.3%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Equity Funds - 99.9%
	Shares	Value
Emerging Markets Funds - 99.9%
Aberdeen Emerging Markets Fund Institutional Class	87,723	$ 1,391,286
Acadian Emerging Markets Portfolio Institutional Class	72,503	1,420,330
Eaton Vance Parametric Structured Emerging Markets Fund Class I	31,693	477,930
Fidelity Emerging Markets Fund (a)	41,692	984,774
GMO Emerging Markets Fund - Class V	107,485	1,253,276
iShares FTSE/Xinhua China 25 Index ETF	4,360	169,822
Lazard Emerging Markets Equity Portfolio Institutional Class	69,454	1,373,115
Oppenheimer Developing Markets Fund Class Y	13,941	490,740
SSgA Emerging Markets Fund Select Class	24,066	501,063
T. Rowe Price Emerging Markets Stock Fund	30,153	1,012,850
Thornburg Developing World Fund - Class I	30,833	544,816
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $9,171,596)		9,620,002
NET OTHER ASSETS (LIABILITIES) - 0.1%		8,738
NET ASSETS - 100%		$ 9,628,740
Legend
(a) Affiliated company
Security Type Abbreviations
ETF - Exchange-Traded Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ -	$ 959,355	$ 2,509	$ 11,545	$ 984,774
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $8,213,050)	$ 8,635,228
Affiliated issuers (cost $958,546)	984,774
Total Investments (cost $9,171,596)		$ 9,620,002
Cash		20,750
Receivable for fund shares sold		17,501
Prepaid expenses		4,090
Receivable from investment adviser for expense reductions		4,832
Other receivables		8
Total assets		9,667,183

Liabilities
Payable for investments purchased	$ 16,986
Payable for fund shares redeemed	523
Audit payable	16,615
Custodian fee payable	3,001
Registration fee payable	1,200
Other affiliated payables	118
Total liabilities		38,443

Net Assets		$ 9,628,740
Net Assets consist of:
Paid in capital		$ 9,174,894
Accumulated undistributed net realized gain (loss) on investments		5,440
Net unrealized appreciation (depreciation) on investments		448,406
Net Assets		$ 9,628,740

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2013

Emerging Markets: Net Asset Value, offering price and redemption price per share ($9,475,185 ÷ 899,947 shares)	$ 10.53

Class F: Net Asset Value, offering price and redemption price per share ($153,555 ÷ 14,585 shares)	$ 10.53

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period May 2, 2012 (commencement of operations) to February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 112,200
Affiliated issuers		11,545
Total income		123,745

Expenses
Management fee	$ 20,502
Transfer agent fees	664
Accounting fees and expenses	849
Custodian fees and expenses	8,011
Independent trustees' compensation	72
Registration fees	22,363
Audit	22,770
Legal	1,755
Miscellaneous	231
Total expenses before reductions	77,217
Expense reductions	(70,628)	6,589
Net investment income (loss)		117,156
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(31,974)
Affiliated issuers	2
Realized gain distributions from underlying funds:
Unaffiliated issuers	39,764
Total net realized gain (loss)		7,792
Change in net unrealized appreciation (depreciation) on investment securities		448,406
Net gain (loss)		456,198
Net increase (decrease) in net assets resulting from operations		$ 573,354

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period May 2, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 117,156
Net realized gain (loss)	7,792
Change in net unrealized appreciation (depreciation)	448,406
Net increase (decrease) in net assets resulting from operations	573,354
Distributions to shareholders from net investment income	(119,508)
Share transactions - net increase (decrease)	9,174,439
Redemption fees	455
Total increase (decrease) in net assets	9,628,740

Net Assets
Beginning of period	-
End of period	$ 9,628,740

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14
Net realized and unrealized gain (loss)	.53
Total from investment operations	.67
Distributions from net investment income	(.14)
Redemption fees added to paid in capital D	- H
Net asset value, end of period	$ 10.53
Total Return B, C	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.14% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	1.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,475
Portfolio turnover rate G	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 2, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.43
Income from Investment Operations
Net investment income (loss) D	.10
Net realized and unrealized gain (loss)	.14
Total from investment operations	.24
Distributions from net investment income	(.14)
Redemption fees added to paid in capital D	- H
Net asset value, end of period	$ 10.53
Total Return B, C	2.31%
Ratios to Average Net Assets F
Expenses before reductions	1.14% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	4.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 154
Portfolio turnover rate G	8% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund commenced sale of Class F and the existing class was designated Emerging Markets during December, 2012. The Fund offers Emerging Markets and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Security Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the expenses of the Underlying Funds and ETFs through the impact of these expenses on each Underlying Fund's NAV and the value of each ETF. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed.

State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 452,699
Gross unrealized depreciation	(5,183)
Net unrealized appreciation (depreciation) on securities and other investments	$ 447,516

Tax Cost	$ 9,172,486

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 6,330
Net unrealized appreciation (depreciation)	$ 447,516

The tax character of distributions paid was as follows:

February 28, 2013
Ordinary Income	$ 119,508

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares aggregated $9,738,517 and $534,909, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the period, the total annualized management fee rate was .30% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Acadian Asset Management LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Acadian and Pyramis have not been allocated any portion of the Fund's assets. Acadian and Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by Strategic Advisers for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. Emerging Markets does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets*
Emerging Markets	$ 664.01

* Annualized

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2014. During the period, this waiver reduced the Fund's management fee by $20,502.

Strategic Advisers has also contractually agreed to reimburse Emerging Markets until April 30, 2014 to the extent that annual operating expenses exceed .10% of average net assets. During the period, this reimbursement reduced Emerging Markets' expenses by $49,708. In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed .10%. During the period, this reimbursement reduced Class F's expenses by $227. Some expenses, for example sub-advisory fees and interest expense, are excluded from these reimbursements.

Commissions paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $150 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $41.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended February 28,	2013 A,B
From net investment income
Emerging Markets	$ 117,515
Class F	1,993
Total	$ 119,508

A Distributions for Emerging Markets are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

7. Share Transactions.

Transactions for each class of shares were as follows:

Period ended February 28, 2013	Shares A,B	Dollars A,B
Emerging Markets
Shares sold	901,009	$ 9,030,640
Reinvestment of distributions	11,315	117,515
Shares redeemed	(12,377)	(126,123)
Net increase (decrease)	899,947	$ 9,022,032

Annual Report

7. Share Transactions - continued

Period ended February 28, 2013	Shares A,B	Dollars A,B
Class F
Shares sold	14,393	$ 150,414
Reinvestment of distributions	192	1,993
Net increase (decrease)	14,585	$ 152,407

A Share transactions for Emerging Markets are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 94% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 2, 2012 (commencement of operations) to February 28, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund of Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 22, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Emerging Markets Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class F	04/08/13	04/05/13	$0.008

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $8,682, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 95% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class F	12/31/2012 01/02/2013	$0.080 0.019	$0.0276 0.0000

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

On September 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with Acadian Asset Management LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.30% portion of the fund's management fee through April 30, 2013 and noted that the fund's maximum aggregate annual management fee rate may not exceed 1.25%. The Board noted that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board also noted that there would be no changes to the fund's total management fee rate and total expenses of the fund because Strategic Advisers does not intend to allocate assets of the fund to the New Sub-Adviser at this time.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that the fund is new and therefore the Board was unable to consider any direct or indirect benefits to Strategic Advisers and its affiliates from its relationship with the fund and that it will consider such information after the fund has been in operation for at least one calendar year. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic or its affiliates.

Possible Economies of Scale. The Board considered that the fund is new and therefore the Board is unable to make a determination on economies of scale until the fund has increased its assets. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Acadian Asset Management, LLC

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

RMF-F-ANN-0413
1.951485.100

Strategic Advisers®
Small-Mid Cap Multi-Manager Fund

Class F

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2013	Past 1 year	Life of fund A
Class F B	12.26%	21.53%

A From December 20, 2011.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class F on December 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index performed over the same period. See footnote B above for additional information regarding the performance of Class F.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ( September 1, 2012 to February 28, 2013) for Small-Mid Cap Multi Manager and for the entire period (December 18, 2012 to February 28, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value February 28, 2013	Expenses Paid During Period
Small-Mid Cap Multi-Manager	1.16%
Actual		$ 1,000.00	$ 1,126.10	$ 6.12 B
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81 C
Class F	1.06%
Actual		$ 1,000.00	$ 1,081.10	$ 2.21 B
HypotheticalA		$ 1,000.00	$ 1,019.54	$ 5.31 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Small-Mid Cap Multi-Manager and multiplied by 73/365 (to reflect the period December 18, 2012 to February 28, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
iShares Russell 2000 Value Index ETF	3.7	3.6
iShares Russell 2000 Growth Index ETF	2.3	2.3
iShares Russell Midcap Value Index ETF	1.4	1.8
iShares Russell Midcap Growth Index ETF	1.4	1.8
DJ Wilshire REIT ETF	1.3	2.2
Foot Locker, Inc.	0.9	1.2
Trinity Industries, Inc.	0.8	0.6
Raymond James Financial, Inc.	0.7	0.9
Avnet, Inc.	0.7	0.4
PVH Corp.	0.7	0.6
	13.9
Top Five Market Sectors as of February 28, 2013
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.0	15.6
Information Technology	16.0	14.9
Industrials	14.2	11.8
Consumer Discretionary	13.4	12.3
Health Care	8.8	8.5
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Common Stocks 86.6%	Common Stocks 78.6%
Mid-Cap Growth Funds 1.4%	Mid-Cap Growth Funds 1.8%
Mid-Cap Value Funds 1.4%	Mid-Cap Value Funds 1.8%
Small Growth Funds 2.3%	Small Growth Funds 2.3%
Small Value Funds 3.7%	Small Value Funds 3.6%
Sector Funds 1.3%	Sector Funds 5.5%
Short-Term Investments and Net Other Assets (Liabilities) 3.3%	Short-Term Investments and Net Other Assets (Liabilities) 6.4%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 86.6%
	Shares	Value
CONSUMER DISCRETIONARY - 13.4%
Auto Components - 1.4%
American Axle & Manufacturing Holdings, Inc. (a)	4,025	$ 50,916
Cooper Tire & Rubber Co.	2,358	59,610
Dana Holding Corp.	11,135	186,289
Gentherm, Inc. (a)	1,254	19,312
Tenneco, Inc. (a)	2,207	78,194
TRW Automotive Holdings Corp. (a)	1,197	70,252
Visteon Corp. (a)	3,150	183,582
		648,155
Distributors - 0.3%
LKQ Corp. (a)	2,140	45,347
Pool Corp.	1,955	89,383
		134,730
Diversified Consumer Services - 0.1%
Sotheby's Class A (Ltd. vtg.)	765	29,246
Hotels, Restaurants & Leisure - 2.5%
Bloomin' Brands, Inc.	2,700	46,467
Choice Hotels International, Inc.	1,475	56,094
Domino's Pizza, Inc.	1,680	80,002
Dunkin' Brands Group, Inc.	1,775	65,941
Hyatt Hotels Corp. Class A (a)	4,220	173,400
International Game Technology	1,470	23,432
Interval Leisure Group, Inc.	1,955	40,801
Jack in the Box, Inc. (a)	2,692	85,229
Life Time Fitness, Inc. (a)	1,605	67,635
Marriott Vacations Worldwide Corp. (a)	480	19,805
Penn National Gaming, Inc. (a)	1,986	99,002
Scientific Games Corp. Class A (a)	2,300	20,700
Six Flags Entertainment Corp.	940	62,801
Vail Resorts, Inc.	3,490	192,788
Wendy's Co.	4,500	25,605
WMS Industries, Inc. (a)	1,367	34,230
		1,093,932
Household Durables - 2.1%
D.R. Horton, Inc.	1,600	35,680
Ethan Allen Interiors, Inc.	3,436	96,002
Jarden Corp.	1,390	86,333
M.D.C. Holdings, Inc.	4,485	172,359
Mohawk Industries, Inc. (a)	1,485	157,440
Newell Rubbermaid, Inc.	7,475	174,467
NVR, Inc. (a)	50	50,460
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Ryland Group, Inc.	1,931	$ 68,975
Tempur-Pedic International, Inc. (a)	583	23,944
Toll Brothers, Inc. (a)	980	33,438
TRI Pointe Homes, Inc.	1,505	27,692
		926,790
Leisure Equipment & Products - 0.3%
Arctic Cat, Inc. (a)	554	20,127
Brunswick Corp.	3,698	134,755
		154,882
Media - 0.9%
AMC Networks, Inc. Class A (a)	915	52,521
Gannett Co., Inc.	3,775	75,764
Lamar Advertising Co. Class A (a)	1,120	51,789
Lions Gate Entertainment Corp. (a)	1,170	24,535
Regal Entertainment Group Class A	1,930	30,243
Tribune Co. Class A (a)	2,810	148,930
		383,782
Specialty Retail - 4.3%
Abercrombie & Fitch Co. Class A	2,675	124,735
Advance Auto Parts, Inc.	390	29,773
ANN, Inc. (a)	1,395	39,465
Dick's Sporting Goods, Inc.	670	33,500
DSW, Inc. Class A	1,962	132,808
Express, Inc. (a)	2,477	45,825
Five Below, Inc.	1,730	68,854
Foot Locker, Inc.	11,645	398,143
Genesco, Inc. (a)	235	13,790
GNC Holdings, Inc.	3,500	143,500
Group 1 Automotive, Inc.	1,156	66,747
Monro Muffler Brake, Inc.	1,549	57,390
OfficeMax, Inc.	10,100	120,897
PetSmart, Inc.	450	29,300
Pier 1 Imports, Inc.	1,487	33,413
RadioShack Corp.	6,500	19,500
Rent-A-Center, Inc.	878	31,854
rue21, Inc. (a)	1,347	36,369
Sally Beauty Holdings, Inc. (a)	1,130	31,346
Select Comfort Corp. (a)	1,458	29,933
Staples, Inc.	1,720	22,670
The Men's Wearhouse, Inc.	1,040	29,245
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
The Pep Boys - Manny, Moe & Jack (a)	1,100	$ 12,243
Tractor Supply Co.	1,520	158,065
Ulta Salon, Cosmetics & Fragrance, Inc.	905	80,147
Vitamin Shoppe, Inc. (a)	2,139	112,404
Williams-Sonoma, Inc.	685	31,099
		1,933,015
Textiles, Apparel & Luxury Goods - 1.5%
Fifth & Pacific Companies, Inc. (a)	3,585	64,853
Fossil, Inc. (a)	365	37,511
Iconix Brand Group, Inc. (a)	1,400	33,068
Maidenform Brands, Inc. (a)	1,522	29,207
PVH Corp.	2,420	294,877
Steven Madden Ltd. (a)	1,532	67,546
Under Armour, Inc. Class A (sub. vtg.) (a)	1,848	91,069
Wolverine World Wide, Inc.	1,079	45,534
		663,665
TOTAL CONSUMER DISCRETIONARY		5,968,197
CONSUMER STAPLES - 2.6%
Beverages - 0.3%
Coca-Cola Enterprises, Inc.	1,675	59,932
Constellation Brands, Inc. Class A (sub. vtg.) (a)	530	23,447
Cott Corp.	2,712	25,930
Crimson Wine Group Ltd. (a)	888	7,148
		116,457
Food & Staples Retailing - 1.0%
Casey's General Stores, Inc.	2,540	143,739
Fresh Market, Inc. (a)	630	29,371
Harris Teeter Supermarkets, Inc.	1,344	57,792
Susser Holdings Corp. (a)	2,760	122,213
United Natural Foods, Inc. (a)	1,560	78,967
		432,082
Food Products - 1.1%
Annie's, Inc.	720	30,211
B&G Foods, Inc. Class A	2,425	71,295
Hain Celestial Group, Inc. (a)	940	51,465
Hillshire Brands Co.	620	20,088
Ingredion, Inc.	925	61,235
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Lancaster Colony Corp.	1,100	$ 80,487
The J.M. Smucker Co.	825	78,623
Tyson Foods, Inc. Class A	4,125	93,514
WhiteWave Foods Co.	1,750	27,370
		514,288
Household Products - 0.1%
Spectrum Brands Holdings, Inc.	728	39,378
Personal Products - 0.1%
Elizabeth Arden, Inc. (a)	469	18,244
Inter Parfums, Inc.	1,050	26,313
Nu Skin Enterprises, Inc. Class A	350	14,420
		58,977
TOTAL CONSUMER STAPLES		1,161,182
ENERGY - 5.8%
Energy Equipment & Services - 2.3%
Atwood Oceanics, Inc. (a)	2,171	111,047
Dresser-Rand Group, Inc. (a)	1,316	81,145
Dril-Quip, Inc. (a)	970	79,763
Era Group, Inc. (a)	150	3,029
Forum Energy Technologies, Inc.	890	23,745
Geospace Technologies Corp. (a)	190	18,491
Helmerich & Payne, Inc.	1,675	110,986
Hercules Offshore, Inc. (a)	4,374	29,656
Hornbeck Offshore Services, Inc. (a)	467	19,848
ION Geophysical Corp. (a)	3,500	23,240
Key Energy Services, Inc. (a)	2,041	17,512
Lufkin Industries, Inc.	847	54,869
Oil States International, Inc. (a)	1,326	100,975
Pacific Drilling SA (a)	1,500	14,025
Patterson-UTI Energy, Inc.	3,500	81,690
RPC, Inc.	5,000	80,900
SEACOR Holdings, Inc.	1,150	79,902
Superior Energy Services, Inc. (a)	933	24,678
TETRA Technologies, Inc. (a)	4,300	39,689
Tidewater, Inc.	430	20,352
		1,015,542
Oil, Gas & Consumable Fuels - 3.5%
Berry Petroleum Co. Class A	1,998	91,448
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Bill Barrett Corp. (a)	962	$ 17,364
Carrizo Oil & Gas, Inc. (a)	1,140	26,779
Concho Resources, Inc. (a)	180	16,193
Diamondback Energy, Inc.	830	18,849
Energen Corp.	4,403	203,595
Energy XXI (Bermuda) Ltd.	1,410	41,919
Gulfport Energy Corp. (a)	3,220	131,859
HollyFrontier Corp.	2,375	133,475
Kodiak Oil & Gas Corp. (a)	4,725	42,053
Oasis Petroleum, Inc. (a)	2,286	83,896
Peabody Energy Corp.	5,050	108,878
Pioneer Natural Resources Co.	1,540	193,747
Range Resources Corp.	880	67,584
Resolute Energy Corp. (a)	5,220	53,140
Rosetta Resources, Inc. (a)	1,204	58,611
SM Energy Co.	1,005	58,169
Western Refining, Inc.	970	34,813
Whiting Petroleum Corp. (a)	2,852	138,892
WPX Energy, Inc. (a)	1,775	25,187
		1,546,451
TOTAL ENERGY		2,561,993
FINANCIALS - 17.0%
Capital Markets - 2.2%
Affiliated Managers Group, Inc. (a)	1,014	148,277
Ares Capital Corp.	1,283	23,755
Eaton Vance Corp. (non-vtg.)	1,200	45,828
Evercore Partners, Inc. Class A	1,125	45,788
FXCM, Inc. Class A	2,290	30,114
Greenhill & Co., Inc.	682	41,452
Invesco Ltd.	800	21,432
Investment Technology Group, Inc. (a)	780	9,446
NGP Capital Resources Co.	1,371	9,679
Och-Ziff Capital Management Group LLC Class A	4,845	44,235
Raymond James Financial, Inc.	7,485	328,442
SEI Investments Co.	2,848	80,513
Stifel Financial Corp. (a)	2,565	88,595
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Walter Investment Management Corp. (a)	450	$ 20,664
WisdomTree Investments, Inc. (a)	5,565	50,642
		988,862
Commercial Banks - 4.8%
BankUnited, Inc.	800	22,688
CIT Group, Inc. (a)	4,320	180,835
City National Corp.	430	24,428
Comerica, Inc.	6,140	211,093
East West Bancorp, Inc.	4,322	106,321
First Niagara Financial Group, Inc.	4,070	33,293
FirstMerit Corp.	4,123	62,340
Hancock Holding Co.	996	30,079
Huntington Bancshares, Inc.	20,605	144,853
Investors Bancorp, Inc.	8,944	158,040
KeyCorp	26,490	248,741
PacWest Bancorp	701	19,158
PrivateBancorp, Inc.	4,465	79,968
Prosperity Bancshares, Inc.	4,180	192,865
Regions Financial Corp.	33,525	256,466
Susquehanna Bancshares, Inc.	2,362	27,470
SVB Financial Group (a)	1,527	102,401
Synovus Financial Corp.	6,347	16,121
TCF Financial Corp.	3,100	42,594
Texas Capital Bancshares, Inc. (a)	2,095	88,535
Umpqua Holdings Corp.	4,067	51,041
Zions Bancorporation	2,175	52,505
		2,151,835
Consumer Finance - 0.5%
DFC Global Corp. (a)	2,630	49,128
Discover Financial Services	4,540	174,926
		224,054
Diversified Financial Services - 0.7%
Interactive Brokers Group, Inc.	2,020	29,714
Leucadia National Corp.	8,880	238,872
The NASDAQ Stock Market, Inc.	1,640	51,922
		320,508
Insurance - 3.4%
Allied World Assurance Co. Holdings Ltd.	1,360	119,422
Amtrust Financial Services, Inc.	671	22,311
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Aspen Insurance Holdings Ltd.	437	$ 15,671
Axis Capital Holdings Ltd.	1,400	57,022
Brown & Brown, Inc.	2,763	82,890
Fidelity National Financial, Inc. Class A	6,875	171,463
HCC Insurance Holdings, Inc.	5,153	206,120
Lincoln National Corp.	8,775	259,214
Platinum Underwriters Holdings Ltd.	937	49,549
Reinsurance Group of America, Inc.	896	51,520
StanCorp Financial Group, Inc.	1,053	41,920
Validus Holdings Ltd.	5,725	203,982
White Mountains Insurance Group Ltd.	410	231,650
		1,512,734
Real Estate Investment Trusts - 4.2%
American Campus Communities, Inc.	1,050	47,460
American Capital Mortgage Investment Corp.	1,480	38,036
BioMed Realty Trust, Inc.	7,850	165,792
Brandywine Realty Trust (SBI)	14,325	196,969
Campus Crest Communities, Inc.	2,006	25,155
CBL & Associates Properties, Inc.	3,125	71,063
Chesapeake Lodging Trust	1,233	26,546
Colonial Properties Trust (SBI)	3,000	64,680
Corporate Office Properties Trust (SBI)	681	17,617
Douglas Emmett, Inc.	2,570	62,991
DuPont Fabros Technology, Inc.	3,875	89,745
Extra Space Storage, Inc.	830	31,075
Home Properties, Inc.	262	16,354
Kilroy Realty Corp.	3,700	195,212
Medical Properties Trust, Inc.	1,808	26,252
National Retail Properties, Inc.	729	25,114
Newcastle Investment Corp.	9,840	109,814
NorthStar Realty Finance Corp.	7,650	68,468
Plum Creek Timber Co., Inc.	5,630	273,055
Post Properties, Inc.	953	45,496
Redwood Trust, Inc.	1,590	32,213
Ryman Hospitality Properties, Inc.	1,008	45,108
Silver Bay Realty Trust Corp.	1,970	40,227
Tanger Factory Outlet Centers, Inc.	1,140	40,231
Taubman Centers, Inc.	475	36,442
Two Harbors Investment Corp.	4,375	56,263
		1,847,378
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.6%
Alexander & Baldwin, Inc.	3,780	$ 133,169
Jones Lang LaSalle, Inc.	1,240	119,834
		253,003
Thrifts & Mortgage Finance - 0.6%
EverBank Financial Corp.	11,500	173,650
Nationstar Mortgage Holdings, Inc.	740	28,512
Northwest Bancshares, Inc.	5,071	63,337
Walker & Dunlop, Inc. (a)	1,050	22,260
		287,759
TOTAL FINANCIALS		7,586,133
HEALTH CARE - 8.8%
Biotechnology - 2.1%
Acorda Therapeutics, Inc. (a)	2,355	70,061
Alkermes PLC (a)	1,795	38,969
Amarin Corp. PLC ADR (a)	5,426	43,896
BioMarin Pharmaceutical, Inc. (a)	2,392	138,664
Cepheid, Inc. (a)	1,270	46,266
Coronado Biosciences, Inc. (a)	1,660	12,151
Cubist Pharmaceuticals, Inc. (a)	625	26,519
Genomic Health, Inc. (a)	340	9,741
Incyte Corp. (a)	3,967	88,067
Medivation, Inc. (a)	930	45,700
Myriad Genetics, Inc. (a)	2,800	71,176
Onyx Pharmaceuticals, Inc. (a)	945	71,168
Pharmacyclics, Inc. (a)	555	48,718
Seattle Genetics, Inc. (a)	2,728	76,766
Spectrum Pharmaceuticals, Inc.	940	10,716
Sunesis Pharmaceuticals, Inc. (a)	1,680	8,770
Synageva BioPharma Corp. (a)	480	23,986
Synta Pharmaceuticals Corp. (a)	1,760	15,118
United Therapeutics Corp. (a)	1,277	76,377
Vical, Inc. (a)	110	352
		923,181
Health Care Equipment & Supplies - 2.2%
Accuray, Inc. (a)	2,200	9,394
Align Technology, Inc. (a)	1,435	45,116
Analogic Corp.	437	32,421
Given Imaging Ltd. (a)	690	10,937
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
HeartWare International, Inc. (a)	305	$ 26,053
Hill-Rom Holdings, Inc.	352	11,539
Hologic, Inc. (a)	1,458	31,828
Insulet Corp. (a)	4,382	98,902
Masimo Corp.	2,403	47,700
Meridian Bioscience, Inc.	1,906	40,407
Merit Medical Systems, Inc. (a)	1,106	13,184
NuVasive, Inc. (a)	6,229	115,673
NxStage Medical, Inc. (a)	1,769	19,848
Orthofix International NV (a)	812	30,255
Sirona Dental Systems, Inc. (a)	2,978	211,498
Steris Corp.	1,968	76,752
Symmetry Medical, Inc. (a)	1,800	18,774
Teleflex, Inc.	190	15,192
Thoratec Corp. (a)	2,549	89,750
Volcano Corp. (a)	1,285	27,807
West Pharmaceutical Services, Inc.	321	19,395
		992,425
Health Care Providers & Services - 2.3%
Accretive Health, Inc. (a)	1,870	17,915
Catamaran Corp. (United States) (a)	1,312	70,468
Centene Corp. (a)	2,954	132,989
Chemed Corp.	1,409	108,761
Health Management Associates, Inc. Class A (a)	5,768	63,390
HealthSouth Corp. (a)	1,580	38,110
Healthways, Inc. (a)	2,212	28,424
HMS Holdings Corp. (a)	3,248	94,160
MEDNAX, Inc. (a)	1,363	116,700
Omnicare, Inc.	2,675	99,671
Team Health Holdings, Inc. (a)	1,850	61,957
Universal American Spin Corp.	8,321	69,397
Universal Health Services, Inc. Class B	1,390	80,467
VCA Antech, Inc. (a)	1,934	42,471
		1,024,880
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. (a)	3,050	38,796
Greenway Medical Technologies	2,500	39,625
		78,421
Life Sciences Tools & Services - 1.2%
Affymetrix, Inc. (a)	3,500	14,245
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Bruker BioSciences Corp. (a)	1,550	$ 27,187
Cambrex Corp. (a)	2,650	30,502
Charles River Laboratories International, Inc. (a)	2,325	94,721
ICON PLC (a)	1,196	37,267
PAREXEL International Corp. (a)	2,840	98,520
PerkinElmer, Inc.	4,307	147,170
Techne Corp.	1,105	75,129
Waters Corp. (a)	292	27,074
		551,815
Pharmaceuticals - 0.8%
Endo Health Solutions, Inc. (a)	513	15,903
Impax Laboratories, Inc. (a)	1,545	30,637
Jazz Pharmaceuticals PLC (a)	1,425	82,907
Questcor Pharmaceuticals, Inc.	1,000	32,600
Salix Pharmaceuticals Ltd. (a)	2,106	102,878
ViroPharma, Inc. (a)	895	22,321
VIVUS, Inc. (a)	1,145	12,274
Warner Chilcott PLC	2,500	33,775
		333,295
TOTAL HEALTH CARE		3,904,017
INDUSTRIALS - 14.2%
Aerospace & Defense - 1.8%
AeroVironment, Inc. (a)	600	13,272
BE Aerospace, Inc. (a)	1,640	86,280
Esterline Technologies Corp. (a)	1,600	110,288
Hexcel Corp. (a)	4,703	128,157
Spirit AeroSystems Holdings, Inc. Class A (a)	2,120	36,909
Teledyne Technologies, Inc. (a)	967	71,152
Textron, Inc.	1,300	37,505
TransDigm Group, Inc.	647	92,094
Triumph Group, Inc.	3,155	231,609
		807,266
Air Freight & Logistics - 0.5%
Atlas Air Worldwide Holdings, Inc. (a)	1,310	61,819
Forward Air Corp.	1,775	66,953
Hub Group, Inc. Class A (a)	2,054	77,497
		206,269
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.4%
Alaska Air Group, Inc. (a)	1,175	$ 60,571
Copa Holdings SA Class A	300	31,326
Delta Air Lines, Inc. (a)	5,875	83,836
US Airways Group, Inc. (a)	1,730	23,234
		198,967
Building Products - 0.8%
A.O. Smith Corp.	2,251	161,014
Armstrong World Industries, Inc.	695	35,535
Fortune Brands Home & Security, Inc. (a)	760	26,258
Owens Corning (a)	3,940	152,911
		375,718
Commercial Services & Supplies - 1.5%
ACCO Brands Corp.	2,701	20,258
Avery Dennison Corp.	6,965	284,520
Corrections Corp. of America	2,551	97,831
Covanta Holding Corp.	2,200	43,032
Multi-Color Corp.	350	8,446
Tetra Tech, Inc. (a)	3,278	94,603
United Stationers, Inc.	1,750	63,350
Waste Connections, Inc.	1,640	56,104
		668,144
Construction & Engineering - 0.7%
AECOM Technology Corp. (a)	2,100	63,651
EMCOR Group, Inc.	2,575	99,318
KBR, Inc.	2,080	63,211
MasTec, Inc. (a)	2,577	77,542
		303,722
Electrical Equipment - 1.1%
Acuity Brands, Inc.	1,068	72,763
AMETEK, Inc.	700	29,281
AZZ, Inc.	1,176	52,520
Encore Wire Corp.	3,890	127,164
Hubbell, Inc. Class B	495	45,990
Polypore International, Inc. (a)	673	25,762
Regal-Beloit Corp.	1,918	148,223
		501,703
Industrial Conglomerates - 0.1%
Carlisle Companies, Inc.	600	40,722
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 4.2%
Actuant Corp. Class A	3,126	$ 95,062
AGCO Corp.	1,858	95,650
Colfax Corp. (a)	630	27,342
Crane Co.	1,353	72,764
ESCO Technologies, Inc.	1,187	48,145
ExOne Co.	2,430	66,072
Flowserve Corp.	180	28,890
IDEX Corp.	1,151	58,620
ITT Corp.	1,300	34,229
Lincoln Electric Holdings, Inc.	2,627	147,243
Lindsay Corp.	1,436	122,706
Manitowoc Co., Inc.	1,600	29,632
Meritor, Inc. (a)	2,550	11,220
Middleby Corp. (a)	126	18,813
Nordson Corp.	680	43,112
Oshkosh Truck Corp. (a)	1,510	58,226
RBC Bearings, Inc. (a)	1,225	61,054
SPX Corp.	975	78,497
Tennant Co.	527	24,595
Terex Corp. (a)	3,725	122,217
Trinity Industries, Inc.	8,398	363,130
Twin Disc, Inc.	1,000	23,900
Valmont Industries, Inc.	230	36,237
WABCO Holdings, Inc. (a)	1,073	73,737
Wabtec Corp.	1,229	120,184
Woodward, Inc.	350	13,101
		1,874,378
Marine - 0.2%
Danaos Corp. (a)	1,900	6,555
Kirby Corp. (a)	1,112	84,490
		91,045
Professional Services - 0.3%
FTI Consulting, Inc. (a)	700	24,318
ICF International, Inc. (a)	1,015	25,111
Towers Watson & Co.	1,425	94,862
		144,291
Road & Rail - 1.5%
AMERCO	1,025	154,478
Avis Budget Group, Inc. (a)	2,380	55,621
Genesee & Wyoming, Inc. Class A (a)	1,125	100,710
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Hertz Global Holdings, Inc. (a)	3,325	$ 66,334
Ryder System, Inc.	3,630	204,006
Swift Transporation Co. (a)	4,850	65,621
		646,770
Trading Companies & Distributors - 1.1%
Rush Enterprises, Inc. Class A (a)	1,565	38,343
United Rentals, Inc. (a)	4,530	241,947
Watsco, Inc.	947	73,743
WESCO International, Inc. (a)	1,620	119,718
		473,751
TOTAL INDUSTRIALS		6,332,746
INFORMATION TECHNOLOGY - 16.0%
Communications Equipment - 1.6%
Acme Packet, Inc. (a)	630	18,383
ADTRAN, Inc.	1,250	27,925
Anaren, Inc. (a)	831	16,080
Arris Group, Inc. (a)	11,617	201,555
Aruba Networks, Inc. (a)	842	20,983
Brocade Communications Systems, Inc. (a)	6,900	38,709
Ciena Corp. (a)	1,200	18,288
Finisar Corp. (a)	2,683	39,306
Infinera Corp. (a)	3,700	24,013
Juniper Networks, Inc. (a)	1,820	37,638
NETGEAR, Inc. (a)	4,111	139,980
Palo Alto Networks, Inc.	360	22,007
Procera Networks, Inc. (a)	2,225	26,033
Riverbed Technology, Inc. (a)	2,275	34,762
Ruckus Wireless, Inc.	1,190	25,418
Sierra Wireless, Inc. (a)	2,000	22,497
		713,577
Computers & Peripherals - 0.3%
3D Systems Corp. (a)	1,125	41,580
NCR Corp. (a)	1,270	35,027
Silicon Graphics International Corp. (a)	3,520	52,976
		129,583
Electronic Equipment & Components - 3.2%
Avnet, Inc. (a)	9,225	325,735
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Cognex Corp.	2,410	$ 99,268
CTS Corp.	1,700	16,660
Dolby Laboratories, Inc. Class A	700	22,316
Fabrinet (a)	2,295	37,661
FARO Technologies, Inc. (a)	567	24,012
GSI Group, Inc. (a)	2,026	19,450
IPG Photonics Corp.	1,208	71,622
Itron, Inc. (a)	800	33,656
Littelfuse, Inc.	1,177	77,882
Mercury Systems, Inc. (a)	1,500	10,275
Molex, Inc. Class A (non-vtg.)	6,620	150,406
National Instruments Corp.	2,360	70,989
Newport Corp. (a)	992	16,219
Plexus Corp. (a)	2,310	56,272
SYNNEX Corp. (a)	3,281	125,105
Tech Data Corp. (a)	1,590	84,365
Trimble Navigation Ltd. (a)	787	46,771
Universal Display Corp. (a)	750	23,535
Vishay Intertechnology, Inc. (a)	8,475	111,785
		1,423,984
Internet Software & Services - 2.1%
Bankrate, Inc. (a)	890	10,013
Cornerstone OnDemand, Inc. (a)	2,095	70,937
CoStar Group, Inc. (a)	1,317	132,675
DealerTrack Holdings, Inc. (a)	3,961	116,810
Digital River, Inc. (a)	2,100	29,904
eGain Communications Corp. (a)	4,515	36,075
ExactTarget, Inc.	3,565	79,500
IAC/InterActiveCorp	795	32,396
Keynote Systems, Inc.	1,140	17,419
Liquidity Services, Inc. (a)	817	27,819
OpenTable, Inc. (a)	940	52,264
SPS Commerce, Inc. (a)	1,770	66,180
ValueClick, Inc. (a)	9,243	246,511
Velti PLC (a)	2,400	8,832
		927,335
IT Services - 1.8%
Acxiom Corp. (a)	1,600	29,136
Alliance Data Systems Corp. (a)	1,099	174,400
Convergys Corp.	1,660	27,539
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
CoreLogic, Inc. (a)	4,205	$ 108,952
DST Systems, Inc.	700	47,544
ExlService Holdings, Inc. (a)	910	27,546
Fidelity National Information Services, Inc.	3,300	124,245
Gartner, Inc. Class A (a)	1,035	51,502
Global Payments, Inc.	740	35,675
InterXion Holding N.V. (a)	1,975	48,842
Lender Processing Services, Inc.	2,130	52,313
Maximus, Inc.	665	48,399
VeriFone Systems, Inc. (a)	400	7,588
		783,681
Semiconductors & Semiconductor Equipment - 2.9%
Atmel Corp. (a)	3,550	24,140
Cavium, Inc. (a)	880	32,490
Ceva, Inc. (a)	900	13,617
Cirrus Logic, Inc. (a)	400	9,616
Cymer, Inc. (a)	1,250	123,600
Entropic Communications, Inc. (a)	3,762	16,590
EZchip Semiconductor Ltd. (a)	915	22,198
FormFactor, Inc. (a)	2,500	12,550
Freescale Semiconductor Holdings I Ltd. (a)	1,690	26,077
Ikanos Communications, Inc. (a)	2,500	4,350
Lam Research Corp. (a)	1,449	61,293
M/A-COM Technology Solutions, Inc.	600	9,720
MagnaChip Semiconductor Corp. (a)	821	12,931
Mellanox Technologies Ltd. (a)	725	38,229
Microsemi Corp. (a)	3,075	63,437
MKS Instruments, Inc.	2,462	66,819
Monolithic Power Systems, Inc.	1,060	26,065
NXP Semiconductors NV (a)	3,975	128,472
ON Semiconductor Corp. (a)	4,170	33,360
Power Integrations, Inc.	1,834	76,680
Rambus, Inc. (a)	3,200	18,048
Rudolph Technologies, Inc. (a)	650	7,163
Semtech Corp. (a)	2,341	71,564
Silicon Laboratories, Inc. (a)	1,581	65,643
Skyworks Solutions, Inc. (a)	9,101	193,851
Spansion, Inc. Class A	2,120	24,931
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Teradyne, Inc. (a)	6,043	$ 101,281
Ultratech, Inc. (a)	690	28,276
		1,312,991
Software - 4.1%
Accelrys, Inc. (a)	2,500	23,650
ANSYS, Inc. (a)	1,107	83,911
Aspen Technology, Inc. (a)	6,713	206,492
AVG Technologies NV	1,700	26,690
Bottomline Technologies, Inc. (a)	910	24,688
BroadSoft, Inc. (a)	925	19,425
Cadence Design Systems, Inc. (a)	17,201	243,566
CommVault Systems, Inc. (a)	1,096	81,049
Comverse, Inc.	270	7,430
FactSet Research Systems, Inc.	395	38,430
Fortinet, Inc. (a)	2,390	57,790
Guidewire Software, Inc. (a)	710	25,951
Infoblox, Inc.	2,145	45,238
Informatica Corp. (a)	2,060	72,121
Interactive Intelligence Group, Inc. (a)	1,604	66,742
Manhattan Associates, Inc. (a)	1,854	129,520
Mentor Graphics Corp.	3,965	70,220
MICROS Systems, Inc. (a)	2,531	108,327
MicroStrategy, Inc. Class A (a)	482	49,106
Parametric Technology Corp. (a)	3,152	72,937
Rovi Corp. (a)	1,930	34,335
SeaChange International, Inc. (a)	2,100	24,192
SolarWinds, Inc. (a)	2,132	120,373
Sourcefire, Inc. (a)	1,425	76,423
TIBCO Software, Inc. (a)	730	15,659
Ultimate Software Group, Inc. (a)	500	49,135
Verint Systems, Inc. (a)	1,650	56,381
		1,829,781
TOTAL INFORMATION TECHNOLOGY		7,120,932
MATERIALS - 5.8%
Chemicals - 2.8%
A. Schulman, Inc.	1,700	53,295
Ashland, Inc.	350	27,290
Axiall Corp.	1,875	106,088
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Cabot Corp.	3,190	$ 117,328
Chemtura Corp. (a)	3,865	77,764
Cytec Industries, Inc.	300	21,717
Huntsman Corp.	5,200	89,596
Innophos Holdings, Inc.	420	20,509
Innospec, Inc.	1,652	66,493
Intrepid Potash, Inc.	7,848	154,684
Koppers Holdings, Inc.	947	39,282
LSB Industries, Inc. (a)	2,297	89,009
Methanex Corp.	715	26,173
Olin Corp.	2,875	66,585
PolyOne Corp.	2,515	57,317
Rockwood Holdings, Inc.	2,570	160,882
Stepan Co.	193	11,819
Valspar Corp.	895	55,141
		1,240,972
Construction Materials - 0.3%
Eagle Materials, Inc.	410	26,367
Martin Marietta Materials, Inc.	1,000	97,130
		123,497
Containers & Packaging - 1.1%
Aptargroup, Inc.	550	29,667
Bemis Co., Inc.	2,600	97,084
Berry Plastics Group, Inc.	2,625	50,453
Boise, Inc.	6,075	52,184
Crown Holdings, Inc. (a)	1,200	46,644
Myers Industries, Inc.	1,486	21,874
Rock-Tenn Co. Class A	1,888	166,994
Sealed Air Corp.	2,000	44,420
		509,320
Metals & Mining - 1.5%
Allegheny Technologies, Inc.	3,920	119,442
Allied Nevada Gold Corp. (a)	653	11,950
Carpenter Technology Corp.	1,302	61,493
Compass Minerals International, Inc.	270	19,904
Detour Gold Corp. (a)	777	15,175
Hecla Mining Co.	4,520	20,973
Kaiser Aluminum Corp.	3,105	190,150
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Schnitzer Steel Industries, Inc. Class A	4,010	$ 114,726
Steel Dynamics, Inc.	8,900	135,903
		689,716
Paper & Forest Products - 0.1%
Boise Cascade Co.	1,150	31,165
TOTAL MATERIALS		2,594,670
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.0%
Cogent Communications Group, Inc.	220	5,533
Frontier Communications Corp.	1,770	7,328
		12,861
Wireless Telecommunication Services - 0.5%
Clearwire Corp. Class A (a)	420	1,310
NII Holdings, Inc. (a)	450	2,169
SBA Communications Corp. Class A (a)	2,871	204,186
		207,665
TOTAL TELECOMMUNICATION SERVICES		220,526
UTILITIES - 2.5%
Electric Utilities - 1.2%
Allete, Inc.	262	12,314
Cleco Corp.	4,125	182,738
Great Plains Energy, Inc.	1,225	26,742
ITC Holdings Corp.	1,922	162,447
OGE Energy Corp.	490	28,376
Portland General Electric Co.	2,167	64,338
UIL Holdings Corp.	554	21,695
UNS Energy Corp.	490	23,040
		521,690
Gas Utilities - 0.1%
Atmos Energy Corp.	910	34,735
Southwest Gas Corp.	408	18,482
		53,217
Independent Power Producers & Energy Traders - 0.4%
Dynegy, Inc. (a)	850	16,635
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
NRG Energy, Inc.	6,508	$ 156,192
Ormat Technologies, Inc.	1,400	28,616
		201,443
Multi-Utilities - 0.8%
CMS Energy Corp.	6,950	184,940
NiSource, Inc.	5,050	139,885
TECO Energy, Inc.	1,458	25,151
		349,976
TOTAL UTILITIES		1,126,326
TOTAL COMMON STOCKS (Cost $32,322,458)		38,576,722
Equity Funds - 10.1%

Mid-Cap Growth Funds - 1.4%
iShares Russell Midcap Growth Index ETF	9,030	607,538
Mid-Cap Value Funds - 1.4%
iShares Russell Midcap Value Index ETF	11,510	632,014
Sector Funds - 1.3%
DJ Wilshire REIT ETF	7,886	599,967
Small Growth Funds - 2.3%
iShares Russell 2000 Growth Index ETF	9,800	1,006,264
Small Value Funds - 3.7%
iShares Russell 2000 Value Index ETF	20,100	1,625,464
TOTAL EQUITY FUNDS (Cost $3,643,260)		4,471,247
Money Market Funds - 3.4%

SSgA US Treasury Money Market Fund, 0% (b) (Cost $1,523,322)	1,523,322	1,523,322
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $37,489,040)		44,571,291
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(23,529)
NET ASSETS - 100%		$ 44,547,762
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2 CME E-mini S&P MidCap 400 Index Contracts	March 2013	$ 220,340	$ 17,820
3 NYFE Russell 2000 Mini Index Contracts	March 2013	273,060	18,191
TOTAL EQUITY INDEX CONTRACTS		$ 493,400	$ 36,011

The face value of futures purchased as a percentage of net assets is 1.1%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

All investments and derivative instruments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 28, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 36,011	$ -
Total Value of Derivatives	$ 36,011	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $37,489,040)		$ 44,571,291
Segregated cash with broker for futures contracts		20,000
Cash		6,955
Receivable for investments sold		424,609
Receivable for fund shares sold		160
Dividends receivable		21,296
Receivable for daily variation margin on futures contracts		110
Prepaid expenses		32
Other receivables		4
Total assets		45,044,457

Liabilities
Payable for investments purchased	$ 420,921
Accrued management fee	29,842
Other affiliated payables	4,668
Registration fees payable	254
Audit fees payable	32,020
Custody fees payable	8,990
Total liabilities		496,695

Net Assets		$ 44,547,762
Net Assets consist of:
Paid in capital		$ 36,539,272
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		890,228
Net unrealized appreciation (depreciation) on investments		7,118,262
Net Assets		$ 44,547,762

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

February 28, 2013

Small-Mid Cap Multi-Manager: Net Asset Value, offering price and redemption price per share ($44,361,450 ÷ 3,622,472 shares)	$ 12.25

Class F: Net Asset Value, offering price and redemption price per share ($186,312 ÷ 15,213 shares)	$ 12.25

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 598,239
Interest		15
Total income		598,254

Expenses
Management fee	$ 292,610
Transfer agent fees	38,209
Accounting fees and expenses	15,518
Custodian fees and expenses	35,974
Independent trustees' compensation	466
Registration fees	34,871
Audit	42,668
Legal	294
Miscellaneous	960
Total expenses before reductions	461,570
Expense reductions	(927)	460,643
Net investment income (loss)		137,611
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,348,743
Foreign currency transactions	100
Futures contracts	306,078
Total net realized gain (loss)		1,654,921
Change in net unrealized appreciation (depreciation) on: Investment securities	3,302,812
Futures contracts	(272,710)
Total change in net unrealized appreciation (depreciation)		3,030,102
Net gain (loss)		4,685,023
Net increase (decrease) in net assets resulting from operations		$ 4,822,634

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2013	For the period December 20, 2011 (commencement of operations) to February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 137,611	$ (14,018)
Net realized gain (loss)	1,654,921	300,477
Change in net unrealized appreciation (depreciation)	3,030,102	4,088,160
Net increase (decrease) in net assets resulting from operations	4,822,634	4,374,619
Distributions to shareholders from net investment income	(127,187)	-
Distributions to shareholders from net realized gain	(1,044,074)	(17,500)
Total distributions	(1,171,261)	(17,500)
Share transactions - net increase (decrease)	1,521,729	35,017,500
Redemption fees	41	-
Total increase (decrease) in net assets	5,173,143	39,374,619

Net Assets
Beginning of period	39,374,619	-
End of period	$ 44,547,762	$ 39,374,619

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small-Mid Cap Multi-Manager

Years ended February 28,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.24	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	- I
Net realized and unrealized gain (loss)	1.30	1.25
Total from investment operations	1.34	1.25
Distributions from net investment income	(.04) F	-
Distributions from net realized gain	(.30) F	(.01) F
Total distributions	(.33) K	(.01)
Redemption fees added to paid in capital D	- I	-
Net asset value, end of period	$ 12.25	$ 11.24
Total Return B,C	12.26%	12.46%
Ratios to Average Net Assets G
Expenses before reductions	1.16%	1.58% A
Expenses net of fee waivers, if any	1.16%	1.16% A
Expenses net of all reductions	1.16%	1.16% A
Net investment income (loss)	.35%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,361	$ 39,375
Portfolio turnover rate H	66%	11% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 20, 2011 (commencement of operations) to February 29, 2012.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amounts do not include the portfolio turnover activity of any Underlying Funds.

I Amount represents less than $.01 per share.

J Amount not annualized.

K Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.49
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	.91
Total from investment operations	.92
Distributions from net investment income	(.04) I
Distributions from net realized gain	(.12) I
Total distributions	(.16)
Redemption fees added to paid in capital D	- H
Net asset value, end of period	$ 12.25
Total Return B,C	8.11%
Ratios to Average Net Assets F
Expenses before reductions	1.11% A
Expenses net of fee waivers, if any	1.06% A
Expenses net of all reductions	1.06% A
Net investment income (loss)	.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 186
Portfolio turnover rate G	66%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio turnover activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class F and the existing class was designated Small Mid-Cap Multi-Manager during December, 2012. The Fund offers Small-Mid Cap Multi-Manager and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 7,617,361
Gross unrealized depreciation	(566,523)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,050,838

Tax Cost	$ 37,520,453

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 372,112
Undistributed long-term capital gain	$ 585,540
Net unrealized appreciation (depreciation)	$ 7,050,838

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2013	February 29, 2012
Ordinary Income	$ 950,652	$ 17,500
Long-term Capital Gains	220,609	-
Total	$ 1,171,261	$ 17,500

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

Annual Report

3. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $306,078 and a change in net unrealized appreciation (depreciation) of $(272,710) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $27,464,477 and $24,448,107, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the period, the total annual management fee rate was .73% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Advisory Research, Inc. (ARI), Fred Alger Management, Inc., Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Management, LLC, Pyramis Global Advisors, LLC (Pyramis) (an affiliate of Strategic Advisers) and Systematic Financial Management, L.P. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Small Mid-Cap Multi-Manager. Small-Mid Cap Multi-Manager does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Small-Mid Cap Multi-Manager	$ 38,209.10

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $81 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Effective January 1, 2013, Strategic Advisers has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the fund's management fee by $306.

In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed 1.06%. During the period, this reimbursement reduced Class F's expenses by $19. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements.

Commissions paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $582 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $20.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2013 B	2012 A
From net investment income
Small-Mid Cap Multi-Manager	$ 126,578	$ -
Class F	609	-
Total	$ 127,187	$ -
From net realized gain
Small-Mid Cap Multi-Manager	$ 1,042,320	$ 17,500
Class F	1,754	-
Total	$ 1,044,074	$ 17,500

A Distributions for Small-Mid Cap Multi-Manager are for the period December 20, 2011 (commencement of operations) to February 29, 2012.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2013 B	2012 A	2013 B	201 2A
Small-Mid Cap Multi-Manager
Shares sold	16,842	3,500,000	$ 191,697	$ 35,000,000
Reinvestment of distributions	105,162	1,726	1,168,898	17,500
Shares redeemed	(1,259)	-	(13,834)	-
Net increase (decrease)	120,745	3,501,726	$ 1,346,761	$ 35,017,500
Class F
Shares sold	15,077	-	$ 173,502	$ -
Reinvestment of distributions	209	-	2,363	-
Shares redeemed	(73)	-	(897)	-
Net increase (decrease)	15,213	-	$ 174,968	$ -

A Share transactions for Small-Mid Cap Multi-Manager are for the period December 20, 2011 (commencement of operations) to February 29, 2012.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class F	04/15/13	04/12/13	$0.265

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $589,503, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 75% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 93% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with Kennedy Capital Management, Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses.

The Board also considered that the fund's maximum aggregate annual management fee rate may not exceed 1.15% and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board also noted that Strategic Advisers has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.16% of the fund's average net assets through April 30, 2013.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

Fred Alger Management, Inc.

Invesco Advisers, Inc.

Kennedy Capital Management, Inc.

Neuberger Berman Management LLC

Pyramis Global Advisors, LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

AMM-F-ANN-0413
1.951525.100

Strategic Advisers® International Multi-Manager Fund

Class F

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Class F's cumulative total return and show you what would have happened if Class F shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers International Multi-Manager Fund - Class F on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period. The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers International Multi-Manager Fund, the original class of the fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013) for International Multi-Manager and for the entire period (December 18, 2012 to February 28, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value February 28, 2013	Expenses Paid During Period
International Multi-Manager	1.18%
Actual		$ 1,000.00	$ 1,122.00	$ 6.21 B
HypotheticalA		$ 1,000.00	$ 1,018.94	$ 5.91 C
Class F	1.09%
Actual		$ 1,000.00	$ 1,033.70	$ 2.22 B
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period) for International Multi-Manager and multiplied by 73/365 (to reflect the period December 18, 2012 to February 28, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Roche Holding AG (participation certificate)	1.8	1.8
Nestle SA	1.8	2.1
Royal Dutch Shell PLC Class A (United Kingdom)	1.7	1.4
KDDI Corp.	1.5	1.6
Bayer AG	1.5	1.5
HSBC Holdings PLC (United Kingdom)	1.3	1.0
Novartis AG	1.3	1.0
British American Tobacco PLC (United Kingdom)	1.3	1.4
Japan Tobacco, Inc.	1.2	1.1
BNP Paribas SA	1.2	1.1
	14.6
Top Five Market Sectors as of February 28, 2013
Stocks Only	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.1	20.1
Consumer Staples	12.4	13.3
Industrials	12.3	12.6
Consumer Discretionary	10.4	10.3
Health Care	9.6	9.6
Geographic Diversification (% of fund's net assets)
As of February 28, 2013
United Kingdom 20.3%
Japan 20.2%
Switzerland 9.7%
France 8.9%
Germany 8.2%
Netherlands 4.4%
United States of America 4.3%
Australia 3.3%
Sweden 2.1%
Other 18.6%

Annual Report

As of August 31, 2012
United Kingdom 20.4%
Japan 19.5%
France 9.0%
Switzerland 9.0%
Germany 7.8%
Netherlands 4.9%
Australia 3.5%
United States of America 3.3%
Hong Kong 2.5%
Other 20.1%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
Stocks 96.0%	Stocks 97.0%
Foreign Large Blend Funds 0.9%	Foreign Large Blend Funds 0.8%
Short-Term Investments and Net Other Assets (Liabilities) 3.1%	Short-Term Investments and Net Other Assets (Liabilities) 2.2%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.7%
Bridgestone Corp.	1,500	$ 46,024
Denso Corp.	6,100	256,004
FCC Co. Ltd.	400	8,907
GKN PLC	18,033	74,685
Nokian Tyres PLC	458	20,814
TS tech Co. Ltd.	200	4,879
		411,313
Automobiles - 2.9%
Bayerische Motoren Werke AG (BMW)	1,135	104,763
Daihatsu Motor Co. Ltd.	1,000	20,315
Daimler AG (Germany)	3,681	219,454
Fuji Heavy Industries Ltd.	11,000	164,484
Great Wall Motor Co. Ltd. (H Shares)	13,500	52,830
Honda Motor Co. Ltd.	7,400	276,750
Hyundai Motor Co.	431	86,649
Nissan Motor Co. Ltd.	4,700	47,617
Renault SA	700	44,429
Suzuki Motor Corp.	700	16,743
Tata Motors Ltd. sponsored ADR	2,150	58,351
Toyota Motor Corp.	10,200	523,868
		1,616,253
Distributors - 0.2%
Li & Fung Ltd.	86,000	115,323
Hotels, Restaurants & Leisure - 1.6%
Arcos Dorados Holdings, Inc. Class A	6,410	81,215
Compass Group PLC	30,494	370,319
Galaxy Entertainment Group Ltd. (a)	8,000	33,576
InterContinental Hotel Group PLC	3,269	94,787
Sands China Ltd.	35,600	169,609
Tattersall's Ltd.	3,159	10,293
Whitbread PLC	2,651	101,467
William Hill PLC	3,600	22,102
		883,368
Household Durables - 0.1%
Berkeley Group Holdings PLC	2,060	59,534
Haier Electronics Group Co. Ltd. (a)	5,000	9,026
Sekisui House Ltd.	1,000	11,576
		80,136
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 0.1%
LG Home Shopping, Inc.	53	$ 9,492
Ocado Group PLC (a)	2,449	4,882
Rakuten, Inc.	2,600	22,468
		36,842
Leisure Equipment & Products - 0.1%
Sankyo Co. Ltd. (Gunma)	800	33,704
Media - 2.3%
BEC World PCL (For. Reg.)	7,300	16,499
Cheil Worldwide, Inc.	10	221
Eutelsat Communications	600	21,616
Fuji Media Holdings, Inc.	62	108,696
ITV PLC	60,921	114,786
Lagardere S.C.A. (Reg.)	800	28,555
Nippon Television Network Corp.	10,700	160,921
Pearson PLC	6,530	114,253
Publicis Groupe SA	2,261	149,423
realestate.com.au Ltd.	300	8,179
Reed Elsevier NV	28,562	434,045
Rightmove PLC	912	23,839
UBM PLC	5,607	65,837
WPP PLC	3,137	49,985
		1,296,855
Multiline Retail - 0.2%
Don Quijote Co. Ltd.	300	11,814
Lifestyle International Holdings Ltd.	8,000	19,248
Next PLC	300	19,110
PPR SA	300	67,249
		117,421
Specialty Retail - 0.8%
ABC-Mart, Inc.	400	13,961
Dunelm Group PLC	2,410	27,421
Esprit Holdings Ltd.	45,450	59,306
Fast Retailing Co. Ltd.	100	27,436
H&M Hennes & Mauritz AB (B Shares)	4,870	174,773
Kingfisher PLC	5,500	23,112
Sa Sa International Holdings Ltd.	24,000	25,530
Shimamura Co. Ltd.	200	20,434
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
United Arrows Ltd.	400	$ 10,094
USS Co. Ltd.	790	86,850
		468,917
Textiles, Apparel & Luxury Goods - 1.1%
adidas AG	200	18,225
Christian Dior SA	521	87,031
Compagnie Financiere Richemont SA Series A	236	18,972
Gerry Weber International AG (Bearer)	462	20,918
Hermes International SCA	100	33,318
LVMH Moet Hennessy - Louis Vuitton SA	1,067	183,740
Shenzhou International Group Holdings Ltd.	1,000	2,837
Swatch Group AG (Bearer)	100	56,865
Tod's SpA	227	32,866
Yue Yuen Industrial (Holdings) Ltd.	47,500	160,465
		615,237
TOTAL CONSUMER DISCRETIONARY		5,675,369
CONSUMER STAPLES - 11.9%
Beverages - 1.8%
Anheuser-Busch InBev SA NV	1,129	105,804
Diageo PLC	5,245	157,277
Heineken NV (Bearer)	6,360	474,866
Ito En Ltd.	1,500	30,375
Pernod Ricard SA	993	128,850
SABMiller PLC	2,200	109,370
		1,006,542
Food & Staples Retailing - 1.6%
Ain Pharmaciez, Inc.	100	5,222
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	228	11,811
Carrefour SA	895	24,398
Colruyt NV	546	26,906
FamilyMart Co. Ltd.	800	33,704
Lawson, Inc.	3,800	282,468
Metro, Inc. Class A (sub. vtg.)	742	46,473
Seven & i Holdings Co., Ltd.	1,300	37,952
Sundrug Co. Ltd.	500	19,339
Tesco PLC	46,318	259,706
Tsuruha Holdings, Inc.	200	17,327
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Woolworths Ltd.	2,681	$ 95,656
Wumart Stores, Inc. (H Shares)	10,000	19,599
		880,561
Food Products - 3.6%
Ajinomoto Co., Inc.	2,000	26,519
Danone SA	9,473	657,826
First Resources Ltd.	12,000	18,847
M. Dias Branco SA	1,600	61,433
Nestle SA	14,191	990,682
Unilever NV (Certificaten Van Aandelen) (Bearer)	5,732	222,295
Unilever PLC	1,600	63,718
Viscofan Envolturas Celulosicas SA	332	17,398
		2,058,718
Household Products - 1.1%
Henkel AG & Co. KGaA	380	28,115
Reckitt Benckiser Group PLC	8,053	541,082
Svenska Cellulosa AB (SCA) (B Shares)	1,600	39,113
		608,310
Personal Products - 0.9%
Beiersdorf AG	428	37,321
Kao Corp.	11,300	361,346
Kobayashi Pharmaceutical Co. Ltd.	1,800	85,349
Kose Corp.	2,200	48,230
		532,246
Tobacco - 2.9%
British American Tobacco PLC (United Kingdom)	13,711	713,293
Imperial Tobacco Group PLC	2,288	82,957
Japan Tobacco, Inc.	22,000	694,250
KT&G Corp.	2,367	168,518
		1,659,018
TOTAL CONSUMER STAPLES		6,745,395
ENERGY - 7.1%
Energy Equipment & Services - 1.3%
Aker Solutions ASA	1,700	33,492
Fred Olsen Energy ASA	352	15,329
John Wood Group PLC	3,779	44,029
Petrofac Ltd.	7,151	157,736
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Saipem SpA	1,213	$ 32,433
Schoeller-Bleckmann Oilfield Equipment AG	93	9,324
Technip SA	2,044	221,382
Tecnicas Reunidas SA	3,282	165,351
TGS Nopec Geophysical Co. ASA	881	33,333
Transocean Ltd. (Switzerland)	770	40,517
		752,926
Oil, Gas & Consumable Fuels - 5.8%
BG Group PLC	20,191	357,001
BP PLC	79,202	531,091
Cairn Energy PLC	21,961	90,519
Cenovus Energy, Inc.	1,930	62,490
CNOOC Ltd.	74,000	144,627
ENI SpA	1,644	37,417
INPEX Corp.	22	117,014
JX Holdings, Inc.	2,500	15,266
Kunlun Energy Co. Ltd.	42,000	87,080
Oil Search Ltd. ADR	5,410	42,827
Origin Energy Ltd.	4,600	57,183
Reliance Industries Ltd. GDR (c)	1,877	56,685
Repsol YPF SA	1,369	29,151
Royal Dutch Shell PLC:
Class A (United Kingdom)	29,051	954,168
Class B (United Kingdom)	3,021	101,659
StatoilHydro ASA	6,929	172,010
Total SA	5,493	274,242
Tullow Oil PLC	4,784	88,107
Woodside Petroleum Ltd.	727	27,847
		3,246,384
TOTAL ENERGY		3,999,310
FINANCIALS - 22.1%
Capital Markets - 1.9%
Aberdeen Asset Management PLC	4,500	29,348
Ashmore Group PLC	6,311	34,304
Azimut Holding SpA	1,542	24,540
CI Financial Corp.	1,460	38,225
Credit Suisse Group	4,586	122,253
Daiwa Securities Group, Inc.	25,000	154,547
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Hargreaves Lansdown PLC	1,128	$ 14,836
Julius Baer Group Ltd.	1,682	63,741
Jupiter Fund Management PLC	3,585	18,279
Mediobanca SpA	4,471	27,189
Partners Group Holding AG	262	60,545
UBS AG	30,359	479,682
Value Partners Group Ltd.	18,000	12,626
		1,080,115
Commercial Banks - 12.1%
Alior Bank SA	569	12,662
Australia & New Zealand Banking Group Ltd.	6,000	176,016
Banco Bilbao Vizcaya Argentaria SA	13,812	133,801
Banco Santander SA (Spain)	9,230	69,888
Bank of Ireland (a)	116,780	20,000
Bank of Yokohama Ltd.	9,000	46,316
Banregio Grupo Financiero SA	3,900	18,347
Barclays PLC	120,096	557,236
BNP Paribas SA	12,181	685,495
BOC Hong Kong (Holdings) Ltd.	8,500	28,660
Chiba Bank Ltd.	7,000	44,633
China Merchants Bank Co. Ltd. (H Shares)	35,500	76,991
Commonwealth Bank of Australia	228	15,667
Credicorp Ltd. (NY Shares)	465	69,741
Danske Bank A/S (a)	2,190	40,758
DBS Group Holdings Ltd.	8,000	97,610
DnB NOR ASA	14,856	221,260
Erste Bank AG	4,877	157,110
First Gulf Bank PJSC	6,849	25,267
Grupo Financiero Santander Mexico SAB de CV sponsored ADR (a)	2,830	42,224
Guaranty Trust Bank PLC GDR (Reg. S)	3,497	26,752
HDFC Bank Ltd. sponsored ADR	2,300	87,515
HSBC Holdings PLC:
(Hong Kong)	24,800	273,807
(United Kingdom)	67,486	747,453
ICICI Bank Ltd. sponsored ADR	960	40,243
Industrial & Commercial Bank of China Ltd. (H Shares)	283,000	203,248
Intesa Sanpaolo SpA	17,200	27,912
Itau Unibanco Holding SA sponsored ADR	2,170	38,322
Joyo Bank Ltd.	10,000	49,951
Jyske Bank A/S (Reg.) (a)	693	23,041
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Kasikornbank PCL (For. Reg.)	7,400	$ 54,216
KBC Groupe SA	3,732	138,422
Lloyds Banking Group PLC (a)	100,000	82,201
Mitsubishi UFJ Financial Group, Inc.	31,000	171,815
Nordea Bank AB	4,800	55,552
North Pacific Bank Ltd. (a)	10,700	35,440
PT Bank Mandiri (Persero) Tbk	44,000	45,760
PT Bank Rakyat Indonesia Tbk	108,500	106,103
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	4,045	55,781
Shinsei Bank Ltd.	17,000	37,415
Siam Commercial Bank PCL (For. Reg.)	8,200	49,054
Skandinaviska Enskilda Banken AB (A Shares)	13,770	143,398
Societe Generale Series A	600	23,038
Standard Chartered PLC (United Kingdom)	7,830	213,338
Sumitomo Mitsui Financial Group, Inc.	16,900	674,464
Sydbank A/S (a)	1,121	22,747
The Hachijuni Bank Ltd.	7,000	37,458
The Suruga Bank Ltd.	2,000	29,388
Turkiye Halk Bankasi A/S	5,197	51,425
UniCredit SpA (a)	30,978	157,405
Unione di Banche Italiane SCPA	3,760	17,220
United Overseas Bank Ltd.	5,000	77,035
Westpac Banking Corp.	14,038	441,215
Wing Hang Bank Ltd.	2,013	22,335
		6,800,151
Consumer Finance - 0.2%
AEON Credit Service Co. Ltd.	3,500	81,487
Provident Financial PLC	188	4,178
		85,665
Diversified Financial Services - 1.2%
Deutsche Boerse AG	1,702	105,514
FirstRand Ltd.	13,883	47,512
Hong Kong Exchanges and Clearing Ltd.	2,200	39,571
IG Group Holdings PLC	6,989	52,292
ING Groep NV (Certificaten Van Aandelen) (a)	27,272	218,335
Inversiones La Construccion SA	502	9,552
Mitsubishi UFJ Lease & Finance Co. Ltd.	280	12,944
ORIX Corp.	1,930	214,884
		700,604
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - 4.4%
AEGON NV	10,100	$ 60,122
AIA Group Ltd.	48,800	211,419
Allianz AG	958	130,950
Amlin PLC	11,872	76,850
Aviva PLC	28,855	155,303
AXA SA	6,065	105,351
Catlin Group Ltd.	6,427	49,238
Dai-ichi Mutual Life Insurance Co.	9	12,623
Delta Lloyd NV	6,260	110,822
Euler Hermes SA	446	39,088
Hiscox Ltd.	21,716	171,969
Jardine Lloyd Thompson Group PLC	4,182	50,628
Lancashire Holdings Ltd.	2,540	35,046
Legal & General Group PLC	19,194	46,618
MS&AD Insurance Group Holdings, Inc.	2,300	47,593
Muenchener Rueckversicherungs AG	713	128,179
Prudential PLC	9,322	138,364
Resolution Ltd.	3,700	14,661
Sampo Oyj (A Shares)	900	33,264
Sony Financial Holdings, Inc.	14,300	225,863
St. James's Place Capital PLC	525	3,879
Swiss Re Ltd.	2,230	178,319
Tokio Marine Holdings, Inc.	1,000	28,245
Zurich Insurance Group AG	1,623	444,148
		2,498,542
Real Estate Investment Trusts - 0.5%
Big Yellow Group PLC	1,610	9,120
British Land Co. PLC	2,936	25,277
Derwent London PLC	585	19,551
Goodman Group unit	5,603	26,613
Mirvac Group unit	9,356	15,673
Nippon Prologis REIT, Inc.	1	7,833
Unibail-Rodamco	465	105,632
Westfield Group unit	6,000	68,641
		278,340
Real Estate Management & Development - 1.8%
AEON Mall Co. Ltd.	900	22,313
China Overseas Grand Oceans Group Ltd.	16,000	22,487
China Overseas Land and Investment Ltd.	28,000	85,022
Daito Trust Construction Co. Ltd.	700	62,682
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Deutsche Wohnen AG	8,890	$ 163,301
Global Logistic Properties Ltd.	10,000	20,510
GSW Immobilien AG	3,790	151,039
Hongkong Land Holdings Ltd.	2,000	15,460
Hysan Development Co. Ltd.	4,000	20,579
Mitsubishi Estate Co. Ltd.	5,000	124,609
Parque Arauco SA	12,254	34,197
PT Alam Sutera Realty Tbk	210,000	20,210
Sumitomo Realty & Development Co. Ltd.	2,000	67,645
Sun Hung Kai Properties Ltd.	5,000	77,363
Swire Properties Ltd.	9,200	34,401
TAG Immobilien AG	6,380	75,514
Tokyo Tatemono Co. Ltd.	3,000	16,733
		1,014,065
TOTAL FINANCIALS		12,457,482
HEALTH CARE - 9.6%
Biotechnology - 0.5%
Abcam PLC	2,426	15,660
Amarin Corp. PLC ADR (a)	1,000	8,090
CSL Ltd.	3,227	197,773
Grifols SA ADR	1,050	30,114
Thrombogenics NV (a)	435	22,938
		274,575
Health Care Equipment & Supplies - 0.4%
Getinge AB (B Shares)	1,412	42,508
GN Store Nordic A/S	1,614	28,880
Nihon Kohden Corp.	1,800	62,531
Olympus Corp. (a)	700	15,353
Sonova Holding AG Class B	505	60,451
Sysmex Corp.	300	15,730
		225,453
Health Care Providers & Services - 0.5%
Diagnosticos da America SA	6,100	42,066
Fresenius SE & Co. KGaA	811	99,676
Life Healthcare Group Holdings Ltd.	7,162	26,815
Miraca Holdings, Inc.	2,000	96,558
Ship Healthcare Holdings, Inc.	500	14,300
		279,415
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 0.0%
So-net M3, Inc.	14	$ 24,106
Life Sciences Tools & Services - 0.0%
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	554	9,052
Pharmaceuticals - 8.2%
Aspen Pharmacare Holdings Ltd.	726	13,142
Astellas Pharma, Inc.	2,800	151,343
Bayer AG	8,355	827,471
CFR Pharmaceuticals SA	56,837	14,840
Daiichi Sankyo Kabushiki Kaisha	1,000	17,898
GlaxoSmithKline PLC	30,111	663,549
Hikma Pharmaceuticals PLC	1,053	13,834
Novartis AG	10,996	744,629
Novo Nordisk A/S Series B	1,030	180,079
Roche Holding AG (participation certificate)	4,500	1,030,780
Rohto Pharmaceutical Co. Ltd.	1,000	12,957
Sanofi SA	5,546	523,752
Santen Pharmaceutical Co. Ltd.	5,600	250,728
Shionogi & Co. Ltd.	800	16,304
Takeda Pharmaceutical Co. Ltd.	1,300	67,251
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,496	55,950
UCB SA	500	28,885
		4,613,392
TOTAL HEALTH CARE		5,425,993
INDUSTRIALS - 12.3%
Aerospace & Defense - 1.1%
Cobham PLC	34,505	121,128
Meggitt PLC	6,185	42,655
MTU Aero Engines Holdings AG	471	43,794
Rolls-Royce Group PLC	20,642	321,918
Safran SA	1,300	59,538
Zodiac Aerospace	237	26,665
		615,698
Air Freight & Logistics - 0.9%
Deutsche Post AG	5,542	124,340
PostNL NV	34,153	80,839
Yamato Holdings Co. Ltd.	19,800	331,317
		536,496
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.4%
easyJet PLC	66	$ 998
Japan Airlines Co. Ltd.	300	14,241
Ryanair Holdings PLC sponsored ADR	2,600	100,516
Singapore Airlines Ltd.	12,000	105,523
		221,278
Building Products - 0.6%
ASSA ABLOY AB (B Shares)	1,300	51,559
Compagnie de St. Gobain	1,731	69,051
Daikin Industries Ltd.	900	33,353
Geberit AG (Reg.)	640	154,725
LIXIL Group Corp.	1,500	30,748
		339,436
Commercial Services & Supplies - 0.3%
Babcock International Group PLC	4,435	72,193
BIC SA	259	30,233
Brambles Ltd.	6,122	54,717
Park24 Co. Ltd.	600	10,966
RPS Group PLC	2,450	9,061
Serco Group PLC	1,056	9,139
Valid Solucoes SA	500	10,534
		196,843
Construction & Engineering - 1.0%
Balfour Beatty PLC	30,375	131,513
Chiyoda Corp.	3,000	37,447
JGC Corp.	13,000	358,766
VINCI SA	900	41,654
		569,380
Electrical Equipment - 1.5%
Alstom SA	742	32,743
Legrand SA	10,500	482,737
Mitsubishi Electric Corp.	4,000	32,582
Schneider Electric SA	3,597	276,692
Sumitomo Electric Industries Ltd.	2,400	27,964
		852,718
Industrial Conglomerates - 1.4%
Bidvest Group Ltd.	1,680	44,378
Hutchison Whampoa Ltd.	9,000	96,956
Keppel Corp. Ltd.	17,000	159,787
Koninklijke Philips Electronics NV	1,000	28,251
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - continued
Orkla ASA (A Shares)	2,600	$ 21,282
SembCorp Industries Ltd.	19,000	81,161
Siemens AG	3,568	370,327
		802,142
Machinery - 2.2%
Andritz AG	851	60,017
Atlas Copco AB (A Shares)	4,064	118,136
Burckhardt Compression Holding AG	23	8,331
GEA Group AG	900	32,048
Glory Ltd.	5,900	135,199
IMI PLC	3,067	56,904
Joy Global, Inc.	1,820	115,279
Kone Oyj (B Shares)	536	43,386
Kubota Corp.	2,000	24,145
Makita Corp.	1,600	72,500
Mitsubishi Heavy Industries Ltd.	9,000	49,908
NSK Ltd.	2,000	15,600
Rotork PLC	670	28,988
Sandvik AB	2,600	42,252
Schindler Holding AG (participation certificate)	1,572	243,523
SembCorp Marine Ltd.	32,000	116,021
Sinotruk Hong Kong Ltd.	22,000	15,148
SMC Corp.	200	34,696
Volvo AB (B Shares)	2,300	34,496
		1,246,577
Marine - 0.3%
A.P. Moller - Maersk A/S Series B	6	47,986
Kuehne & Nagel International AG	760	87,408
Orient Overseas International Ltd.	3,000	21,140
		156,534
Professional Services - 0.6%
Adecco SA (Reg.)	375	21,385
Bertrandt AG	103	11,417
Capita Group PLC	1,300	16,241
Experian PLC	4,409	73,174
Michael Page International PLC	13,608	88,625
Randstad Holding NV	800	34,012
SGS SA (Reg.)	33	83,864
		328,718
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - 0.5%
Canadian National Railway Co.	1,129	$ 114,580
East Japan Railway Co.	1,800	132,830
West Japan Railway Co.	300	13,254
		260,664
Trading Companies & Distributors - 1.3%
Brenntag AG	1,052	149,980
Bunzl PLC	11,796	225,657
Itochu Corp.	4,000	46,175
Mills Estruturas e Servicos de Engenharia SA	800	12,998
Mitsubishi Corp.	5,800	115,074
Mitsui & Co. Ltd.	4,100	60,777
MonotaRO Co. Ltd.	300	13,141
Noble Group Ltd.	23,000	22,008
Wolseley PLC	1,307	61,605
		707,415
Transportation Infrastructure - 0.2%
CCR SA	4,300	43,122
China Merchant Holdings International Co. Ltd.	16,000	55,495
Transurban Group unit	4,300	27,056
		125,673
TOTAL INDUSTRIALS		6,959,572
INFORMATION TECHNOLOGY - 7.2%
Communications Equipment - 0.9%
Nokia Corp.	31,172	113,275
Telefonaktiebolaget LM Ericsson (B Shares)	33,319	405,046
		518,321
Computers & Peripherals - 0.3%
ASUSTeK Computer, Inc.	5,000	61,257
Gemalto NV	366	33,324
Lenovo Group Ltd.	62,000	69,230
Toshiba Corp.	3,000	13,820
Wincor Nixdorf AG	126	6,387
		184,018
Electronic Equipment & Components - 1.1%
China High Precision Automation Group Ltd.	15,000	2,124
Halma PLC	14,893	111,295
Hirose Electric Co. Ltd.	800	96,666
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Hitachi High-Technologies Corp.	600	$ 12,403
Hitachi Ltd.	17,000	95,372
HLS Systems International Ltd. (a)	943	11,759
Keyence Corp.	200	56,338
Kyocera Corp.	400	34,783
Murata Manufacturing Co. Ltd.	700	45,086
Oxford Instruments PLC	340	8,856
Spectris PLC	2,354	84,814
Venture Corp. Ltd.	7,000	48,272
		607,768
Internet Software & Services - 0.4%
DeNA Co. Ltd.	1,200	33,661
Kakaku.com, Inc.	400	15,536
Moneysupermarket.com Group PLC	7,232	22,239
Yahoo! Japan Corp.	389	164,724
		236,160
IT Services - 1.3%
Amadeus IT Holding SA Class A	11,107	284,215
Atos Origin SA	251	18,642
Cognizant Technology Solutions Corp. Class A (a)	810	62,184
Computershare Ltd.	7,324	76,158
Nomura Research Institute Ltd.	9,200	208,437
Obic Co. Ltd.	430	91,112
Sonda SA	4,090	14,613
		755,361
Office Electronics - 0.8%
Canon, Inc.	9,000	325,704
Neopost SA	1,808	104,555
		430,259
Semiconductors & Semiconductor Equipment - 1.6%
Ams AG	71	8,757
ARM Holdings PLC	1,290	18,676
ASM International NV (Netherlands)	1,101	43,769
ASML Holding NV (Netherlands)	1,144	81,197
Samsung Electronics Co. Ltd.	130	185,106
Shinko Electric Industries Co.Ltd.	1,500	12,153
STMicroelectronics NV	5,300	42,203
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	22,363	$ 408,125
Tokyo Electron Ltd.	2,200	102,061
		902,047
Software - 0.8%
Dassault Systemes SA	643	72,983
Linx SA	100	1,616
Nintendo Co. Ltd.	600	58,043
Sage Group PLC	2,600	13,411
SAP AG	3,318	259,104
SimCorp A/S	64	16,449
		421,606
TOTAL INFORMATION TECHNOLOGY		4,055,540
MATERIALS - 7.7%
Chemicals - 4.8%
Akzo Nobel NV	9,089	580,610
Arkema SA	1,432	145,488
Asahi Kasei Corp.	4,000	23,649
BASF AG	1,402	132,117
Chugoku Marine Paints Ltd.	4,000	21,750
Elementis PLC	5,198	19,407
Givaudan SA	306	365,646
HEXPOL AB (B Shares)	384	22,533
Incitec Pivot Ltd.	4,512	14,886
Israel Chemicals Ltd.	1,600	20,680
Johnson Matthey PLC	1,619	56,490
JSR Corp.	1,200	24,469
Lanxess AG	800	67,805
Linde AG	3,043	551,820
Mitsubishi Gas Chemical Co., Inc.	2,000	14,155
Nippon Paint Co. Ltd.	4,000	37,847
Nitto Denko Corp.	900	52,918
Shin-Etsu Chemical Co., Ltd.	3,100	190,635
Sumitomo Chemical Co. Ltd.	3,000	8,868
Symrise AG	3,839	145,574
Syngenta AG (Switzerland)	300	127,316
Toray Industries, Inc.	4,000	24,641
Umicore SA	1,298	64,886
		2,714,190
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Construction Materials - 0.1%
Boral Ltd.	2,007	$ 10,599
HeidelbergCement Finance AG	566	39,031
James Hardie Industries PLC CDI	1,395	13,964
		63,594
Containers & Packaging - 0.5%
Rexam PLC	21,842	170,482
Smurfit Kappa Group PLC	6,905	107,502
		277,984
Metals & Mining - 2.3%
African Minerals Ltd. (a)	2,600	11,192
Anglo American PLC (United Kingdom)	700	20,410
BHP Billiton Ltd.	1,552	58,104
BHP Billiton PLC	5,406	170,591
Fortescue Metals Group Ltd.	7,000	33,749
Glencore International PLC	34,608	203,446
Grupo Mexico SA de CV Series B	15,400	60,540
Iluka Resources Ltd.	14,105	151,567
JFE Holdings, Inc.	600	12,862
Medusa Mining Ltd.	2,800	12,241
Newcrest Mining Ltd.	3,710	85,872
Randgold Resources Ltd.	300	24,833
Rio Tinto Ltd.	478	32,737
Rio Tinto PLC	7,918	423,394
		1,301,538
TOTAL MATERIALS		4,357,306
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 2.0%
Bezeq Israeli Telecommunication Corp. Ltd.	38,600	49,475
BT Group PLC	35,770	145,181
China Unicom Ltd.	58,000	84,304
Deutsche Telekom AG	5,430	58,322
Hutchison Telecommunications Hong Kong Holdings Ltd.	62,000	30,458
Iliad SA	115	22,010
Koninklijke KPN NV	4,336	14,798
PT Telkomunikasi Indonesia Tbk Series B	34,000	37,849
Singapore Telecommunications Ltd.	26,000	72,222
Swisscom AG	110	50,042
TDC A/S	27,054	203,675
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Telefonica SA	1,790	$ 23,364
Telenor ASA	6,556	141,154
Telstra Corp. Ltd.	27,191	127,484
Vivendi SA	3,584	75,427
		1,135,765
Wireless Telecommunication Services - 3.4%
Advanced Info Service PCL (For. Reg.)	6,000	41,741
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,433	30,205
KDDI Corp.	11,200	840,997
NTT DoCoMo, Inc.	111	171,605
SmarTone Telecommunications Holdings Ltd.	15,500	28,300
Softbank Corp.	2,500	92,648
StarHub Ltd.	7,000	23,684
TIM Participacoes SA sponsored ADR	2,790	60,710
Vodafone Group PLC	240,769	603,896
		1,893,786
TOTAL TELECOMMUNICATION SERVICES		3,029,551
UTILITIES - 1.6%
Electric Utilities - 0.7%
Enel SpA	18,821	68,113
Energias de Portugal SA	4,229	12,688
Energias do Brasil SA	14,400	87,372
Iberdrola SA	14,707	72,771
Kansai Electric Power Co., Inc.	3,000	25,893
Scottish & Southern Energy PLC	2,900	63,616
SP AusNet unit	9,219	11,206
Spark Infrastructure Group unit	25,000	41,879
		383,538
Gas Utilities - 0.5%
China Resources Gas Group Ltd.	14,000	32,457
Gas Natural SDG SA	2,200	43,643
Snam Rete Gas SpA	28,895	137,013
Tokyo Gas Co. Ltd.	20,000	96,666
		309,779
Independent Power Producers & Energy Traders - 0.0%
Tractebel Energia SA	1,200	21,219
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.4%
Centrica PLC	16,000	$ 85,465
GDF Suez	3,858	72,933
Suez Environnement SA	3,820	50,944
		209,342
TOTAL UTILITIES		923,878
TOTAL COMMON STOCKS (Cost $48,393,025)		53,629,396
Nonconvertible Preferred Stocks - 1.0%

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
Volkswagen AG	500	109,177
Media - 0.1%
ProSiebenSat.1 Media AG	1,600	55,146
TOTAL CONSUMER DISCRETIONARY		164,323
CONSUMER STAPLES - 0.5%
Household Products - 0.5%
Henkel AG & Co. KGaA	3,051	268,908
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Telecom Italia SpA (Risparmio Shares)	194,801	125,972
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $530,715)		559,203
Equity Funds - 0.9%

Foreign Large Blend Funds - 0.9%
iShares MSCI EAFE Index ETF (Cost $500,244)	9,080	528,265
Money Market Funds - 2.9%
	Shares	Value
SSgA US Treasury Money Market Fund, 0% (b) (Cost $1,624,023)	1,624,023	$ 1,624,023
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $51,048,007)		56,340,887
NET OTHER ASSETS (LIABILITIES) - 0.2%		90,779
NET ASSETS - 100%		$ 56,431,666
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $56,685 or 0.1% of net assets.

Other Information

The following is a summary of the inputs used, as of February 28, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 5,839,692	$ 4,732,432	$ 1,107,260	$ -
Consumer Staples	7,014,303	4,761,234	2,253,069	-
Energy	3,999,310	1,784,096	2,215,214	-
Financials	12,457,482	8,552,758	3,904,724	-
Health Care	5,425,993	3,313,984	2,112,009	-
Industrials	6,959,572	6,560,994	398,578	-
Information Technology	4,055,540	2,688,911	1,364,505	2,124
Materials	4,357,306	3,553,068	804,238	-
Telecommunication Services	3,155,523	1,963,352	1,192,171	-
Utilities	923,878	923,878	-	-
Equity Funds	528,265	528,265	-	-
Money Market Funds	1,624,023	1,624,023	-	-
Total Investments in Securities:	$ 56,340,887	$ 40,986,995	$ 15,351,768	$ 2,124
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United Kingdom	20.3%
Japan	20.2%
Switzerland	9.7%
France	8.9%
Germany	8.2%
Netherlands	4.4%
United States of America	4.3%
Australia	3.3%
Sweden	2.1%
Hong Kong	1.9%
Bermuda	1.5%
Spain	1.4%
Singapore	1.3%
Italy	1.1%
Norway	1.1%
Bailiwick of Jersey	1.1%
Denmark	1.0%
Others (Individually Less Than 1%)	8.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $51,048,007)		$ 56,340,887
Foreign currency held at value (cost $9,902)		9,771
Receivable for investments sold		294,185
Receivable for fund shares sold		12,021
Dividends receivable		125,829
Prepaid expenses		4,090
Receivable from investment adviser for expense reductions		15,742
Other receivables		783
Total assets		56,803,308

Liabilities
Payable for investments purchased	$ 260,623
Accrued management fee	32,502
Registration fees payable	6,721
Audit fees payable	32,021
Custody fees payable	33,102
Other affiliated payables	6,673
Total liabilities		371,642

Net Assets		$ 56,431,666
Net Assets consist of:
Paid in capital		$ 51,161,728
Undistributed net investment income		19,195
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(40,830)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,291,573
Net Assets		$ 56,431,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2013

International Multi-Manager: Net Asset Value, offering price and redemption price per share ($56,164,378 ÷ 5,085,588 shares)	$ 11.04

Class F: Net Asset Value, offering price and redemption price per share ($267,288 ÷ 24,194 shares)	$ 11.05

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period May 2, 2012 (commencement of operations) to February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 1,111,285
Interest		6
Income before foreign taxes withheld		1,111,291
Less foreign taxes withheld		(83,231)
Total income		1,028,060

Expenses
Management fee	$ 297,037
Transfer agent fees	40,224
Accounting fees and expenses	21,977
Custodian fees and expenses	116,628
Independent trustees' compensation	445
Registration fees	27,878
Audit	41,051
Legal	221
Miscellaneous	231
Total expenses before reductions	545,692
Expense reductions	(52,664)	493,028
Net investment income (loss)		535,032
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,608
Foreign currency transactions	7,684
Total net realized gain (loss)		34,292
Change in net unrealized appreciation (depreciation) on: Investment securities	5,292,880
Assets and liabilities in foreign currencies	(1,307)
Total change in net unrealized appreciation (depreciation)		5,291,573
Net gain (loss)		5,325,865
Net increase (decrease) in net assets resulting from operations		$ 5,860,897

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period May 2, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 535,032
Net realized gain (loss)	34,292
Change in net unrealized appreciation (depreciation)	5,291,573
Net increase (decrease) in net assets resulting from operations	5,860,897
Distributions to shareholders from net investment income	(515,837)
Distributions to shareholders from net realized gain	(75,122)
Total distributions	(590,959)
Share transactions - net increase (decrease)	51,161,723
Redemption fees	5
Total increase (decrease) in net assets	56,431,666

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $19,195)	$ 56,431,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Multi-Manager

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11
Net realized and unrealized gain (loss)	1.05
Total from investment operations	1.16
Distributions from net investment income	(.10)
Distributions from net realized gain	(.02)
Total distributions	(.12)
Redemption fees added to paid in capital D	- G
Net asset value, end of period	$ 11.04
Total Return B, C	11.64%
Ratios to Average Net Assets F
Expenses before reductions	1.29% A
Expenses net of fee waivers, if any	1.18% A
Expenses net of all reductions	1.16% A
Net investment income (loss)	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 56,164
Portfolio turnover rate H	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period May 2, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount represents less than $.01 per share.

H Amounts do not include the portfolio turnover activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.69
Income from Investment Operations
Net investment income (loss) D	.01
Net realized and unrealized gain (loss)	.35
Total from investment operations	.36
Redemption fees added to paid in capital D	- G
Net asset value, end of period	$ 11.05
Total Return B, C	3.37%
Ratios to Average Net Assets F
Expenses before reductions	1.25% A
Expenses net of fee waivers, if any	1.09% A
Expenses net of all reductions	1.07% A
Net investment income (loss)	.44% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 267
Portfolio turnover rate H	42% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount represents less than $.01 per share.

H Amounts do not include the portfolio turnover activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class F and the existing class was designated International Multi-Manager during December, 2012. The Fund offers International Multi-Manager and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 6,448,424
Gross unrealized depreciation	(1,289,145)
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,159,279

Tax Cost	$ 51,181,608

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 111,965
Net unrealized appreciation (depreciation)	$ 5,157,972

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

February 28, 2013
Ordinary Income	$ 590,959

Short-Term Trading (Redemption) Fees. Shares purchased by investors on and held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $66,956,507 and $17,599,960, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the period, the total annualized management fee rate was .70% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services (MFS), Pyramis Global Advisors, LLC (an affiliate of Strategic Advisers) and William Blair & Company, L.L.C. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of International Multi-Manager. International Multi-Manager does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets*
International Multi-Manager	$ 40,224.10

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Expense Reductions.

Strategic Advisers has contractually agreed to reimburse International Multi-Manager until April 30, 2014 to the extent that annual operating expenses exceed 1.18% of average net assets. During the period, this reimbursement reduced International Multi-Manager's expenses by $46,320. In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed 1.09%. During the period, this reimbursement reduced Class F's expenses by $85. Some expenses, for example interest expense, are excluded from these reimbursements.

Commission paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $6,256 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3.

Annual Report

Notes to Financial Statements - continued

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended February 28,	2013 A
From net investment income
International Multi-Manager	$ 515,837
From net realized gain
International Multi-Manager	$ 75,122

A Distributions for International Multi-Manager are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares A, B	Dollars A, B
Period ended February 28, 2013
International Multi-Manager
Shares sold	5,030,453	$ 50,323,470
Reinvestment of distributions	56,336	590,959
Shares redeemed	(1,201)	(12,674)
Net increase (decrease)	5,085,588	$ 50,901,755
Class F
Shares sold	24,194	259,968
Net increase (decrease)	24,194	$ 259,968

A Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

B Share transactions for International Multi-Manager are for the period May 2, 2012 (commencement of operations) to February 28, 2013.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 99% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 2, 2012 (commencement of operations) to February 28, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 22, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	04/08/13	04/05/13	$0.003	$0.020

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an amendment to the fee schedule in the existing sub-advisory agreement (the Current Sub-Advisory Agreement) with Causeway Capital Management LLC (Causeway) for the fund (the Amended Sub-Advisory Agreement), which has the potential to lower the amount of fees paid by Strategic Advisers, Inc. (Strategic Advisers) to Causeway on behalf of the fund. The terms of the Amended Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, except with respect to the date of execution and the fee schedule.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Amended Sub-Advisory Agreement.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered that it reviewed information regarding the staffing within Causeway, including the backgrounds and compensation of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy in connection with the annual renewal of the Current Sub-Advisory Agreement at its September 2012 Board meeting.

The Board considered that the Amended Sub-Advisory Agreement will not result in any changes to the services provided to the fund. The Board also considered Causeway's representation that the Amended Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Annual Report

Investment Performance. The Board also considered that it reviewed historical investment performance of Causeway in managing fund assets in connection with the Board's renewal of the Current Sub-Advisory Agreement. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the Amended Sub-Advisory Agreement would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that the new fee schedule has the potential to lower the amount of fees paid by Strategic Advisers to Causeway on behalf of the fund should assets of the fund, together with the total assets of all registered investment companies managed by Strategic Advisers and sub-advised by Causeway, reach certain asset levels. The Board also considered that the Amended Sub-Advisory Agreement would not result in any changes to Strategic Advisers' portion of the fund's management fee, the fund's maximum aggregate annual management fee rate, total fund expenses, or Strategic Advisers' contractual expense reimbursement arrangement for the fund. Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviewed information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2012 Board meeting.

Possible Economies of Scale. The Board considered that the Amended Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees pursuant to the new fee schedule will accrue directly to shareholders. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2012 Board meeting.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Causeway Capital Management LLC

Massachusetts Financial Services
Company

Pyramis Global Advisors, LLC

William Blair & Company, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

STG-F-ANN-0413
1.951515.100

Strategic Advisers®
Income Opportunities Fund of Funds

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Strategic Advisers® Income Opportunities Fund of Funds', a class of the fund, cumulative total return and show you what would have happened if Strategic Advisers® Income Opportunities Fund of Funds shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds, a class of the fund, on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Pro-growth Federal Reserve monetary policy, ultra-low interest rates and a robust stock market helped catapult high-yield bonds during the 12 months ending February 28, 2013, with The BofA Merrill LynchSM US High Yield Constrained Index posting a robust gain of 11.81%. Early in the period, worry about sovereign debt in the eurozone and weak global economic growth held back high-yield bonds, but the index posted positive - and in some months exceptionally strong - gains from June 2012 through period end. Technical factors of supply and demand worked in the asset class' favor, as investors were attracted to its yield in a very low interest rate environment. The high-yield market's sensitivity to movements in the stock market was a big boost, as many equity indexes reached multiyear highs. Also buoying the asset class was extremely accommodative Federal Reserve monetary policy, plentiful liquidity, modest but steady economic growth and a low default rate. The backdrop wasn't completely rosy, as high-yield bonds overcame some headwinds during the period, including periodic concern about eurozone instability, corporate earnings that were lackluster at times, less-optimistic near-term expectations for U.S. economic growth, and fiscal gridlock in Washington.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Income Opportunities Fund of Funds: From its inception on June 19, 2012, through February 28, 2013, Strategic Advisers® Income Opportunities Fund of Funds (a class of the Fund) returned 10.69%, trailing the 11.03% gain of The BofA Merrill LynchSM US High Yield Constrained Index. Relative to the benchmark, three defensively positioned managers - PIMCO High Yield Fund, Janus High-Yield Fund and MainStay High Yield Corporate Bond Fund - proved to be a drag on performance, as their allocations to higher-quality high-yield bonds and cash hampered their returns, as did their holdings of bank debt. Eaton Vance Income Fund of Boston also was hurt by its higher-quality bias, along with adverse security selection. On the plus side, Fidelity® Capital & Income Fund was the Fund's top relative contributor, led by strong bond selection and a substantial equity allocation, mostly consisting of shares of leveraged companies. T. Rowe Price High Yield Fund - the Fund's largest manager allocation - also aided relative performance, thanks to its underweighting in BB-rated securities, an overweighting in CCC-rated bonds, a modest equity allocation and solid overall security selection.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013) for Income Opportunities and for the entire period (December 18, 2012 to February 28, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value February 28, 2013	Expenses Paid During Period
Income Opportunities	.10%
Actual		$ 1,000.00	$ 1,065.20	$ .51 B
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 C
Class F	.10%
Actual		$ 1,000.00	$ 1,021.10	$ .20 B
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Income Opportunities and multiplied by 73/365 (to reflect the period December 18, 2012 to February 28, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund	21.7	24.3
Fidelity Capital & Income Fund	19.2	19.2
Fidelity High Income Fund	13.5	15.2
Janus High-Yield Fund Class I Shares	10.1	8.0
BlackRock High Yield Bond Fund Institutional Class	10.0	8.1
PIMCO High-Yield Fund Institutional Class	7.5	10.1
Eaton Vance Income Fund of Boston Class I	5.5	5.0
Hotchkis and Wiley High Yield Fund I	3.5	0.0
MainStay High Yield Corporate Bond FundClass I	3.5	5.1
Fidelity Advisor High Income Advantage Fund Institutional Class	3.1	3.1
	97.6
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
High Yield Fixed-Income Funds 100.6%	High Yield Fixed-Income Funds 101.1%
Short-Term Investments and Net Other Assets (Liabilities)† (0.6)%	Short-Term Investments and Net Other Assets (Liabilities)† (1.1)%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Fixed-Income Funds - 100.6%
	Shares	Value
High Yield Fixed-Income Funds - 100.6%
BlackRock High Yield Bond Fund Institutional Class	15,022	$ 122,729
Eaton Vance Income Fund of Boston Class I	11,189	67,580
Fidelity Advisor High Income Advantage Fund Institutional Class (a)	3,778	37,401
Fidelity Advisor High Income Fund Institutional Class (a)	4,170	36,698
Fidelity Capital & Income Fund (a)	24,433	235,291
Fidelity High Income Fund (a)	17,606	166,020
Hotchkis and Wiley High Yield Fund I	3,336	43,473
Janus High-Yield Fund Class I Shares	13,207	123,754
MainStay High Yield Corporate Bond Fund Class I	6,991	42,992
PIMCO High-Yield Fund Institutional Class	9,467	91,641
T. Rowe Price High Yield Fund	37,661	266,266
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $1,198,181)		1,233,845
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(7,675)
NET ASSETS - 100%		$ 1,226,170
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ -	$ 37,368	$ 1,318	$ 767	$ 37,401
Fidelity Advisor High Income Fund Institutional Class	-	37,359	1,318	812	36,698
Fidelity Capital & Income Fund	-	235,554	8,350	4,912	235,291
Fidelity High Income Fund	-	183,919	23,066	3,908	166,020
Total	$ -	$ 494,200	$ 34,052	$ 10,399	$ 475,410
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $738,164)	$ 758,435
Affiliated issuers (cost $460,017)	475,410
Total Investments (cost $1,198,181)		$ 1,233,845
Receivable for fund shares sold		79
Prepaid expenses		6,751
Receivable from investment adviser for expense reductions		5,475
Other receivables		39
Total assets		1,246,189

Liabilities
Payable for investments purchased	$ 47
Other affiliated payables	12
Audit payable	16,615
Custodian fee payable	2,691
Other payables and accrued expenses	654
Total liabilities		20,019

Net Assets		$ 1,226,170
Net Assets consist of:
Paid in capital		$ 1,190,076
Undistributed net investment income		468
Accumulated undistributed net realized gain (loss) on investments		(38)
Net unrealized appreciation (depreciation) on investments		35,664
Net Assets		$ 1,226,170

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2013

Income Opportunities: Net Asset Value, offering price and redemption price per share ($1,041,897 ÷ 98,283 shares)	$ 10.60

Class F: Net Asset Value, offering price and redemption price per share ($184,273 ÷ 17,385 shares)	$ 10.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period June 19, 2012 (commencement of operations) to February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 19,348
Affiliated issuers		10,399
Total income		29,747

Expenses
Management fee	$ 1,468
Transfer agent fees	345
Accounting fees and expenses	61
Custodian fees and expenses	5,962
Independent trustees' compensation	6
Registration fees	18,155
Audit	22,172
Legal	2
Total expenses before reductions	48,171
Expense reductions	(47,687)	484
Net investment income (loss)		29,263
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24)
Affiliated issuers	(131)
Realized gain distributions from underlying funds:
Unaffiliated issuers	272
Affiliated issuers	1,663
Total net realized gain (loss)		1,780
Change in net unrealized appreciation (depreciation) on investment securities		35,664
Net gain (loss)		37,444
Net increase (decrease) in net assets resulting from operations		$ 66,707

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period June 19, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,263
Net realized gain (loss)	1,780
Change in net unrealized appreciation (depreciation)	35,664
Net increase (decrease) in net assets resulting from operations	66,707
Distributions to shareholders from net investment income	(28,795)
Distributions to shareholders from net realized gain	(1,818)
Total distributions	(30,613)
Share transactions - net increase (decrease)	1,190,056
Redemption fees	20
Total increase (decrease) in net assets	1,226,170

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $468)	$ 1,226,170

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Income Opportunities

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.436
Net realized and unrealized gain (loss)	.615
Total from investment operations	1.051
Distributions from net investment income	(.431)
Distributions from net realized gain	(.020)
Total distributions	(.451)
Redemption fees added to paid in capital D	- H
Net asset value, end of period	$ 10.60
Total Return B, C	10.69%
Ratios to Average Net Assets F
Expenses before reductions	10.12% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	6.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,042
Portfolio turnover rate G	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.52
Income from Investment Operations
Net investment income (loss) D	.125
Net realized and unrealized gain (loss)	.096
Total from investment operations	.221
Distributions from net investment income	(.121)
Distributions from net realized gain	(.020)
Total distributions	(.141)
Redemption fees added to paid in capital D	- H
Net asset value, end of period	$ 10.60
Total Return B, C	2.11%
Ratios to Average Net Assets F
Expenses before reductions	7.40% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 184
Portfolio turnover rate G	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund commenced sale of Class F and the existing class was designated Income Opportunities during December, 2012. The Fund offers Income Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value

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2. Significant Accounting Policies - continued

Security Valuation - continued

(NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 35,626
Gross unrealized depreciation	(295)
Net unrealized appreciation (depreciation) on securities and other investments	$ 35,331

Tax Cost	$ 1,198,514

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 713
Undistributed long-term capital gain	$ 84
Net unrealized appreciation (depreciation)	$ 35,331

The tax character of distributions paid was as follows:

February 28, 2013
Ordinary Income	$ 30,613

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares aggregated $1,334,944 and $136,606, respectively.

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4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the period, the total annualized management fee rate was .30% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Income Opportunities as well as certain out-of-pocket expenses. Income Opportunities does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees and out-of-pocket expenses for each applicable class were as follows:

	Amount	% of Average Net Assets*
Income Opportunities	$ 345.08

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2014. During the period, this waiver reduced the Fund's management fee by $1,468.

Strategic Advisers has also contractually agreed to reimburse Income Opportunities until April 30, 2014 to the extent that annual operating expenses exceed .10% of average net assets. During the period, this reimbursement reduced Income Opportunities' expenses by $43,731. In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions - continued

the extent that annual operating expenses exceed .10%. During the period, this reimbursement reduced Class F's expenses by $2,488. Some expenses, for example sub-advisory fees and interest expense, are excluded from these reimbursements.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended February 28,	2013 A, B
From net investment income
Income Opportunities	$ 26,747
Class F	2,048
Total	$ 28,795
From net realized gain
Income Opportunities	$ 1,480
Class F	338
Total	$ 1,818

A Distributions for Income Opportunities are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

7. Share Transactions.

Transactions for each class of shares were as follows:

Period ended February 28, 2013	Shares A, B	Dollars A, B
Income Opportunities
Shares sold	98,149	$ 1,005,971
Reinvestment of distributions	2,708	28,227
Shares redeemed	(2,574)	(27,127)
Net increase (decrease)	98,283	$ 1,007,071
Class F
Shares sold	17,159	$ 180,599
Reinvestment of distributions	226	2,386
Net increase (decrease)	17,385	$ 182,985

A Share transactions for Income Opportunities are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

Annual Report

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 74% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 19, 2012 (commencement of operations) to February 28, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (of the trust and the fund as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Strategic Advisers Income Opportunities Fund of Funds	04/08/13	04/05/13	$0.004

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $84, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.36% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ODF-UANN-0413
1.941255.100

Strategic Advisers®
Income Opportunities Fund
of Funds
Class F

Annual Report

February 28, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Class F's cumulative total return and show you what would have happened if Class F shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds - Class F on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period. The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers Income Opportunities Fund of Funds, the original class of the fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2012 to February 28, 2013) for Income Opportunities and for the entire period (December 18, 2012 to February 28, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (September 1, 2012 to February 28, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value February 28, 2013	Expenses Paid During Period
Income Opportunities	.10%
Actual		$ 1,000.00	$ 1,065.20	$ .51 B
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 C
Class F	.10%
Actual		$ 1,000.00	$ 1,021.10	$ .20 B
HypotheticalA		$ 1,000.00	$ 1,024.30	$ .50 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Income Opportunities and multiplied by 73/365 (to reflect the period December 18, 2012 to February 28, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 28, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund	21.7	24.3
Fidelity Capital & Income Fund	19.2	19.2
Fidelity High Income Fund	13.5	15.2
Janus High-Yield Fund Class I Shares	10.1	8.0
BlackRock High Yield Bond Fund Institutional Class	10.0	8.1
PIMCO High-Yield Fund Institutional Class	7.5	10.1
Eaton Vance Income Fund of Boston Class I	5.5	5.0
Hotchkis and Wiley High Yield Fund I	3.5	0.0
MainStay High Yield Corporate Bond FundClass I	3.5	5.1
Fidelity Advisor High Income Advantage Fund Institutional Class	3.1	3.1
	97.6
Asset Allocation (% of fund's net assets)
As of February 28, 2013	As of August 31, 2012
High Yield Fixed-Income Funds 100.6%	High Yield Fixed-Income Funds 101.1%
Short-Term Investments and Net Other Assets (Liabilities)† (0.6)%	Short-Term Investments and Net Other Assets (Liabilities)† (1.1)%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

† Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart.

Annual Report

Investments February 28, 2013

Showing Percentage of Net Assets

Fixed-Income Funds - 100.6%
	Shares	Value
High Yield Fixed-Income Funds - 100.6%
BlackRock High Yield Bond Fund Institutional Class	15,022	$ 122,729
Eaton Vance Income Fund of Boston Class I	11,189	67,580
Fidelity Advisor High Income Advantage Fund Institutional Class (a)	3,778	37,401
Fidelity Advisor High Income Fund Institutional Class (a)	4,170	36,698
Fidelity Capital & Income Fund (a)	24,433	235,291
Fidelity High Income Fund (a)	17,606	166,020
Hotchkis and Wiley High Yield Fund I	3,336	43,473
Janus High-Yield Fund Class I Shares	13,207	123,754
MainStay High Yield Corporate Bond Fund Class I	6,991	42,992
PIMCO High-Yield Fund Institutional Class	9,467	91,641
T. Rowe Price High Yield Fund	37,661	266,266
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $1,198,181)		1,233,845
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(7,675)
NET ASSETS - 100%		$ 1,226,170
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ -	$ 37,368	$ 1,318	$ 767	$ 37,401
Fidelity Advisor High Income Fund Institutional Class	-	37,359	1,318	812	36,698
Fidelity Capital & Income Fund	-	235,554	8,350	4,912	235,291
Fidelity High Income Fund	-	183,919	23,066	3,908	166,020
Total	$ -	$ 494,200	$ 34,052	$ 10,399	$ 475,410
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $738,164)	$ 758,435
Affiliated issuers (cost $460,017)	475,410
Total Investments (cost $1,198,181)		$ 1,233,845
Receivable for fund shares sold		79
Prepaid expenses		6,751
Receivable from investment adviser for expense reductions		5,475
Other receivables		39
Total assets		1,246,189

Liabilities
Payable for investments purchased	$ 47
Other affiliated payables	12
Audit payable	16,615
Custodian fee payable	2,691
Other payables and accrued expenses	654
Total liabilities		20,019

Net Assets		$ 1,226,170
Net Assets consist of:
Paid in capital		$ 1,190,076
Undistributed net investment income		468
Accumulated undistributed net realized gain (loss) on investments		(38)
Net unrealized appreciation (depreciation) on investments		35,664
Net Assets		$ 1,226,170

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

February 28, 2013

Income Opportunities: Net Asset Value, offering price and redemption price per share ($1,041,897 ÷ 98,283 shares)	$ 10.60

Class F: Net Asset Value, offering price and redemption price per share ($184,273 ÷ 17,385 shares)	$ 10.60

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period June 19, 2012 (commencement of operations) to February 28, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 19,348
Affiliated issuers		10,399
Total income		29,747

Expenses
Management fee	$ 1,468
Transfer agent fees	345
Accounting fees and expenses	61
Custodian fees and expenses	5,962
Independent trustees' compensation	6
Registration fees	18,155
Audit	22,172
Legal	2
Total expenses before reductions	48,171
Expense reductions	(47,687)	484
Net investment income (loss)		29,263
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24)
Affiliated issuers	(131)
Realized gain distributions from underlying funds:
Unaffiliated issuers	272
Affiliated issuers	1,663
Total net realized gain (loss)		1,780
Change in net unrealized appreciation (depreciation) on investment securities		35,664
Net gain (loss)		37,444
Net increase (decrease) in net assets resulting from operations		$ 66,707

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period June 19, 2012 (commencement of operations) to February 28, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,263
Net realized gain (loss)	1,780
Change in net unrealized appreciation (depreciation)	35,664
Net increase (decrease) in net assets resulting from operations	66,707
Distributions to shareholders from net investment income	(28,795)
Distributions to shareholders from net realized gain	(1,818)
Total distributions	(30,613)
Share transactions - net increase (decrease)	1,190,056
Redemption fees	20
Total increase (decrease) in net assets	1,226,170

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $468)	$ 1,226,170

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Income Opportunities

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.436
Net realized and unrealized gain (loss)	.615
Total from investment operations	1.051
Distributions from net investment income	(.431)
Distributions from net realized gain	(.020)
Total distributions	(.451)
Redemption fees added to paid in capital D	- H
Net asset value, end of period	$ 10.60
Total Return B, C	10.69%
Ratios to Average Net Assets F
Expenses before reductions	10.12% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	6.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,042
Portfolio turnover rate G	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 19, 2012 (commencement of operations) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended February 28,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.52
Income from Investment Operations
Net investment income (loss) D	.125
Net realized and unrealized gain (loss)	.096
Total from investment operations	.221
Distributions from net investment income	(.121)
Distributions from net realized gain	(.020)
Total distributions	(.141)
Redemption fees added to paid in capital D	- H
Net asset value, end of period	$ 10.60
Total Return B, C	2.11%
Ratios to Average Net Assets F
Expenses before reductions	7.40% A
Expenses net of fee waivers, if any	.10% A
Expenses net of all reductions	.10% A
Net investment income (loss)	5.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 184
Portfolio turnover rate G	27% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2013

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund commenced sale of Class F and the existing class was designated Income Opportunities during December, 2012. The Fund offers Income Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value

Annual Report

2. Significant Accounting Policies - continued

Security Valuation - continued

(NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 28, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 35,626
Gross unrealized depreciation	(295)
Net unrealized appreciation (depreciation) on securities and other investments	$ 35,331

Tax Cost	$ 1,198,514

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 713
Undistributed long-term capital gain	$ 84
Net unrealized appreciation (depreciation)	$ 35,331

The tax character of distributions paid was as follows:

February 28, 2013
Ordinary Income	$ 30,613

Short-Term Trading (Redemption) Fees. Shares purchased by investors and held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares aggregated $1,334,944 and $136,606, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the period, the total annualized management fee rate was .30% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Income Opportunities as well as certain out-of-pocket expenses. Income Opportunities does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees and out-of-pocket expenses for each applicable class were as follows:

	Amount	% of Average Net Assets*
Income Opportunities	$ 345.08

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2014. During the period, this waiver reduced the Fund's management fee by $1,468.

Strategic Advisers has also contractually agreed to reimburse Income Opportunities until April 30, 2014 to the extent that annual operating expenses exceed .10% of average net assets. During the period, this reimbursement reduced Income Opportunities' expenses by $43,731. In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions - continued

the extent that annual operating expenses exceed .10%. During the period, this reimbursement reduced Class F's expenses by $2,488. Some expenses, for example sub-advisory fees and interest expense, are excluded from these reimbursements.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Period ended February 28,	2013 A, B
From net investment income
Income Opportunities	$ 26,747
Class F	2,048
Total	$ 28,795
From net realized gain
Income Opportunities	$ 1,480
Class F	338
Total	$ 1,818

A Distributions for Income Opportunities are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

7. Share Transactions.

Transactions for each class of shares were as follows:

Period ended February 28, 2013	Shares A, B	Dollars A, B
Income Opportunities
Shares sold	98,149	$ 1,005,971
Reinvestment of distributions	2,708	28,227
Shares redeemed	(2,574)	(27,127)
Net increase (decrease)	98,283	$ 1,007,071
Class F
Shares sold	17,159	$ 180,599
Reinvestment of distributions	226	2,386
Net increase (decrease)	17,385	$ 182,985

A Share transactions for Income Opportunities are for the period June 19, 2012 (commencement of operations) to February 28, 2013.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

Annual Report

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 74% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 19, 2012 (commencement of operations) to February 28, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 25, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (1969)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Income Opportunities Fund of Funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	04/08/13	04/05/13	$0.000	$0.004

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2013, $84, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.36% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ODF-F-ANN-0413
1.951505.100

Item 2. Code of Ethics

As of the end of the period, February 28, 2013, Fidelity Rutland Square Trust II (the "trust") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Amy Butte Liebowitz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Butte Liebowitz is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Adviser Emerging Markets Fund of Funds, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers U.S. Opportunity Fund and Strategic Advisers U.S. Opportunity II Fund (the "Funds"):

Services Billed by PwC

February 28, 2013 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$57,000	$-	$4,000	$2,600
Strategic Advisers Core Income Multi-Manager Fund	$33,000	$-	$3,400	$500
Strategic Advisers Emerging Markets Fund	$26,000	$-	$1,700	$800
Strategic Advisers Emerging Markets Fund of Funds	$18,000	$-	$1,200	$500
Strategic Advisers Income Opportunities Fund	$28,000	$-	$1,400	$1,200
Strategic Advisers Income Opportunities Fund of Funds	$18,000	$-	$1,200	$500
Strategic Advisers International Fund	$56,000	$-	$4,300	$2,600
Strategic Advisers International Multi-Manager Fund	$31,000	$-	$3,400	$500
Strategic Advisers International II Fund	$44,000	$-	$4,300	$600
Strategic Advisers Small-Mid Cap Fund	$46,000	$-	$4,000	$900
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$36,000	$-	$3,400	$500
Strategic Advisers U.S. Opportunity Fund	$27,000	$-	$1,400	$1,100
Strategic Advisers U.S. Opportunity II Fund	$24,000	$-	$1,400	$600

February 29, 2012 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$53,000	$-	$4,000	$-
Strategic Advisers Core Income Multi-Manager Fund	$-	$-	$-	$-
Strategic Advisers Emerging Markets Fund	$25,000	$-	$1,400	$-
Strategic Advisers Emerging Markets Fund of Funds	$-	$-	$-	$-
Strategic Advisers Income Opportunities Fund	$26,000	$-	$1,400	$-
Strategic Advisers Income Opportunities Fund of Funds	$-	$-	$-	$-
Strategic Advisers International Fund	$55,000	$-	$4,000	$-
Strategic Advisers International Multi-Manager Fund	$-	$-	$-	$-
Strategic Advisers International II Fund	$43,000	$-	$4,000	$-
Strategic Advisers Small-Mid Cap Fund	$45,000	$-	$4,000	$-
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$29,000	$-	$3,400	$-
Strategic Advisers U.S. Opportunity Fund	$26,000	$-	$1,400	$-
Strategic Advisers U.S. Opportunity II Fund	$24,000	$-	$1,400	$-

A Amounts may reflect rounding.

B The Strategic Advisers Small-Mid Cap Multi-Manager Fund commenced operations on December 20, 2011. The Strategic Advisers Emerging Markets Fund of Funds and Strategic Advisers International Multi-Manager Fund commenced operations on May 2, 2012. The Strategic Advisers Core Income Multi-Manager Fund and Strategic Advisers Income Opportunities Fund of Funds commenced operations on June 19, 2012.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. ("Strategic Advisers") and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2013A,B	February 29, 2012A,B
Audit-Related Fees	$4,755,000	$3,795,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Core Income Multi-Manager Fund and Strategic Advisers Income Opportunities Fund of Funds' commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2013 A,B	February 29, 2012 A,B
PwC	$5,455,000	$5,145,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers Emerging Markets Fund of Funds, Strategic Advisers International Multi-Manager Fund, Strategic Advisers Core Income Multi-Manager Fund and Strategic Advisers Income Opportunities Fund of Funds' commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers' review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 26, 2013
By:	/s/Nicholas E. Steck
Nicholas E. Steck
Chief Financial Officer

Date:	April 26, 2013